SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 30, 1998

Residential Funding Mortgage Securities I, Inc. (as company under a Pooling and Servicing Agreement dated as of December 1, 1998 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-S29)


                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                       333-57481                    75-2006294
(State or other jurisdiction (Commission               (I.R.S. employer
of incorporation)             file number)             identification no.)


              8400Normandale Lake Blvd., Suite 600, Minneapolis, MN
               55437 (Address of principal executive offices) (Zip
                                      code)

       Registrant's telephone number, including area code: (612) 832-7000


                  ---------------------------------------------
          (Former name or former address, if changed since last report)



                         Exhibit Index Located on Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:
Sequentially
Numbered
Exhibit

                                                                        Page


10.1 Pooling and Servicing Agreement, dated as of December 1, 1998 among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.

                                                SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     RESIDENTIAL FUNDING
                                                     MORTGAGE SECURITIES I, INC.



                                                     By:      /s/ Randy Van Zee
                                                     Name:    Randy Van Zee
                                                     Title:   Vice President

Dated:  December 30, 1998

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     RESIDENTIAL FUNDING
                                                     MORTGAGE SECURITIES I, INC.



                                                     By:
                                                     Name:    Randy Van Zee
                                                     Title:   Vice President

Dated:  December 30, 1998

                                               Exhibit 10.1



                                     Pooling and Servicing Agreement

               RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,


                                   Company,


                       RESIDENTIAL FUNDING CORPORATION,


                               Master Servicer,


                                     and


                            BANKERS TRUST COMPANY,


                                   Trustee




                       POOLING AND SERVICING AGREEMENT


                         Dated as of December 1, 1998



                      Mortgage Pass-Through Certificates


                               Series 1998-S29

TABLE OF CONTENTS


                                                                     Page



ARTICLE I      ....................................................DEFINITIONS 2

      SECTION 1.01.  Definitions.............................................2

            Accrued Certificate Interest.....................................2
            Addendum and Assignment Agreement................................3
            Additional Collateral............................................3
            Additional Collateral Loan.......................................3
            Adjusted Mortgage Rate...........................................3
            Advance..........................................................3
            Affiliate........................................................3
            Agreement........................................................3
            Amount Held for Future Distribution..............................3
            Appraised Value..................................................3
            Assignment.......................................................4
            Assignment Agreement.............................................4
            Assignment of Proprietary Lease..................................4
            Available Distribution Amount....................................4
            Bankruptcy Amount................................................4
            Bankruptcy Code..................................................5
            Bankruptcy Loss..................................................5
            Book-Entry Certificate...........................................5
            Business Day.....................................................5
            Buydown Funds....................................................5
            Buydown Mortgage Loan............................................6
            Cash Liquidation.................................................6
            Certificate......................................................6
            Certificate Account..............................................6
            Certificate Account Deposit Date.................................6
            Certificateholder or Holder......................................6
            Certificate Owner................................................6
            Certificate Principal Balance....................................6
            Certificate Register and Certificate Registrar...................7
            Class............................................................7
            Class A Certificate..............................................7
            Class A-P Collection Shortfall...................................8
            Class A-P Principal Distribution Amount..........................8
            Class A-V Certificates...........................................8
            Class A-V Notional Amount or Notional Amount.....................8
            Class A-V Subclass Notional Amount...............................8
            Class B Certificate..............................................8

TABLE OF CONTENTS


(continued)
                                                                            Page




            Class B Percentage...............................................8
            Class B-1 Percentage.............................................8
            Class B-1 Prepayment Distribution Trigger........................8
            Class B-2 Percentage.............................................8
            Class B-2 Prepayment Distribution Trigger........................9
            Class B-3 Percentage.............................................9
            Class B-3 Prepayment Distribution Trigger........................9
            Class M Certificate..............................................9
            Class M Percentage...............................................9
            Class M-1 Percentage.............................................9
            Class M-2 Percentage.............................................9
            Class M-2 Prepayment Distribution Trigger........................9
            Class M-3 Percentage............................................10
            Class M-3 Prepayment Distribution Trigger.......................10
            Class R Certificate.............................................10
            Closing Date....................................................10
            Code............................................................10
            Compensating Interest...........................................10
            Cooperative.....................................................10
            Cooperative Apartment...........................................10
            Cooperative Lease...............................................11
            Cooperative Loans...............................................11
            Cooperative Stock...............................................11
            Cooperative Stock Certificate...................................11
            Corporate Trust Office..........................................11
            Credit Support Depletion Date...................................11
            Curtailment.....................................................11
            Custodial Account...............................................11
            Custodial Agreement.............................................11
            Custodian.......................................................11
            Cut-off Date....................................................11
            Cut-off Date Principal Balance..................................11
            DCR.............................................................11
            Debt Service Reduction..........................................12
            Deficient Valuation.............................................12
            Definitive Certificate..........................................12
            Deleted Mortgage Loan...........................................12
            Delinquent......................................................12
            Depository......................................................12

                               TABLE OF CONTENTS

                                  (continued)





                                                                            Page




            Depository Participant..........................................12
            Destroyed Mortgage Note.........................................12
            Determination Date..............................................12
            Discount Fraction...............................................13
            Discount Mortgage Loan..........................................13
            Disqualified Organization.......................................13
            Distribution Date...............................................13
            Due Date........................................................13
            Due Period......................................................13
            Eligible Account................................................13
            Eligible Funds..................................................14
            Event of Default................................................14
            Excess Bankruptcy Loss..........................................14
            Excess Fraud Loss...............................................14
            Excess Special Hazard Loss......................................14
            Excess Subordinate Principal Amount.............................14
            Extraordinary Events............................................15
            Extraordinary Losses............................................15
            FASIT...........................................................15
            FDIC............................................................15
            FHLMC...........................................................15
            Final Distribution Date.........................................15
            Fitch IBCA......................................................16
            FNMA............................................................16
            Foreclosure Profits.............................................16
            Fraud Loss Amount...............................................16
            Fraud Losses....................................................16
            Independent.....................................................16
            Initial Certificate Principal Balance...........................17
            Initial Class A-V Notional Amount...............................17
            Initial Monthly Payment Fund....................................17
            Insurance Proceeds..............................................17
            Insurer.........................................................17
            Interest Accrual Period.........................................17
            Late Collections................................................17
            Liquidation Proceeds............................................17
            Loan-to-Value Ratio.............................................17
            Maturity Date...................................................17
            MLCC............................................................18

                               TABLE OF CONTENTS


                                  (continued)





                                                                            Page




            Modified Mortgage Loan..........................................18
            Modified Net Mortgage Rate......................................18
            Monthly Payment.................................................18
            Moody's.........................................................18
            Mortgage........................................................18
            Mortgage 100SM Loan.............................................18
            Mortgage File...................................................18
            Mortgage Loan Schedule..........................................18
            Mortgage Loans..................................................19
            Mortgage Note...................................................19
            Mortgage Rate...................................................19
            Mortgaged Property..............................................19
            Mortgagor.......................................................19
            Net Mortgage Rate...............................................20
            Non-Discount Mortgage Loan......................................20
            Non-Primary Residence Loans.....................................20
            Non-United States Person........................................20
            Nonrecoverable Advance..........................................20
            Nonsubserviced Mortgage Loan....................................20
            Officers' Certificate...........................................20
            Opinion of Counsel..............................................20
            Original Senior Percentage......................................20
            Outstanding Mortgage Loan.......................................20
            Ownership Interest..............................................21
            Parent PowerSM Loan.............................................21
            Pass-Through Rate...............................................21
            Paying Agent....................................................21
            Percentage Interest.............................................21
            Permitted Investments...........................................21
            Permitted Transferee............................................23
            Person..........................................................23
            Pledged Asset Mortgage Servicing Agreement......................23
            Pool Stated Principal Balance...................................23
            Pool Strip Rate.................................................23
            Prepayment Assumption...........................................23
            Prepayment Distribution Percentage..............................23
            Prepayment Distribution Trigger.................................25
            Prepayment Interest Shortfall...................................25
            Prepayment Period...............................................25

                               TABLE OF CONTENTS
                                  (continued)





                                                                            Page




            Primary Insurance Policy........................................25
            Principal Prepayment............................................25
            Principal Prepayment in Full....................................25
            Program Guide...................................................25
            Purchase Price..................................................25
            Qualified Substitute Mortgage Loan..............................26
            Rating Agency...................................................26
            Realized Loss...................................................26
            Record Date.....................................................27
            Regular Certificate.............................................27
            REMIC...........................................................27
            REMIC Administrator.............................................27
            REMIC Provisions................................................27
            REO Acquisition.................................................27
            REO Disposition.................................................28
            REO Imputed Interest............................................28
            REO Proceeds....................................................28
            REO Property....................................................28
            Request for Release.............................................28
            Required Insurance Policy.......................................28
            Required Surety Payment.........................................28
            Residential Funding.............................................28
            Responsible Officer.............................................28
            Schedule of Discount Fractions..................................28
            Security Agreement..............................................28
            Seller..........................................................29
            Seller's Agreement..............................................29
            Senior Accelerated Distribution Percentage......................29
            Senior Certificate..............................................30
            Senior Percentage...............................................30
            Senior Principal Distribution Amount............................30
            Servicing Accounts..............................................30
            Servicing Advances..............................................30
            Servicing Fee...................................................30
            Servicing Modification..........................................31
            Servicing Officer...............................................31
            Special Hazard Amount...........................................31
            Special Hazard Loss.............................................31
            Standard & Poor's...............................................32

                               TABLE OF CONTENTS

                                  (continued)

                                                                          Page




            Stated Principal Balance........................................32
            Subclass........................................................32
            Subordinate Percentage..........................................32
            Subordinate Principal Distribution Amount.......................32
            Subserviced Mortgage Loan.......................................33
            Subservicer.....................................................33
            Subservicer Advance.............................................33
            Subservicing Account............................................33
            Subservicing Agreement..........................................33
            Subservicing Fee................................................33
            Surety..........................................................33
            Surety Bond.....................................................33
            Tax Returns.....................................................33
            Transfer........................................................34
            Transferee......................................................34
            Transferor......................................................34
            Trust Fund......................................................34
            Uncertificated REMIC Regular Interests..........................34
            Uniform Single Attestation Program for Mortgage Bankers.........34
            Uninsured Cause.................................................34
            United States Person............................................35
            Voting Rights...................................................35
ARTICLE II   CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES 35

      SECTION 2.01. ............................Conveyance of Mortgage Loans 35

      SECTION 2.02.  ..................................Acceptance by Trustee 40

      SECTION 2.03..Representations, Warranties and Covenants of the Master
                   Servicer and the Company...............................42

      SECTION 2.04.................Representations and Warranties of Sellers 46

      SECTION 2.05. ............Execution and Authentication of Certificates 48

ARTICLE III    ...............ADMINISTRATION AND SERVICING OF MORTGAGE LOANS 48

      SECTION 3.01. ......................Master Servicer to Act as Servicer 48

      SECTION 3.02. Subservicing Agreements Between Master Servicer
               and Subservicers; Enforcement of Subservicers' and Sellers'
               Obligations................. ................................49

      SECTION 3.03.  ................................Successor Subservicers 50

                               TABLE OF CONTENTS

                                  (continued)

                                                                           Page




      SECTION 3.04. ........................Liability of the Master Servicer51

      SECTION 3.05.  No Contractual Relationship Between Subservicer
                     and Trustee or Certificateholders .....................51

      SECTION 3.06.  Assumption or Termination of Subservicing Agreements by
                    Trustee ................................................51

      SECTION 3.07.  Collection of Certain Mortgage Loan Payments; Deposits to
                     Custodial Account ....................................52

      SECTION 3.08.  ............Subservicing Accounts; Servicing Accounts 54

      SECTION 3.09.  Access to Certain Documentation and Information Regarding
                     the Mortgage Loans ...................................56

      SECTION 3.10.  .....Permitted Withdrawals from the Custodial Account 56

      SECTION 3.11.  Maintenance of the Primary Insurance Policies; Collections
                     Thereunder ...........................................58

      SECTION 3.12.  Maintenance of Fire Insurance and Omissions and Fidelity
                    Coverage ..............................................59

      SECTION 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                    Modification Agreements; Certain Assignments...........60

      SECTION 3.14.  ............Realization Upon Defaulted Mortgage Loans 62
      SECTION 3.15.  ......Trustee to Cooperate; Release of Mortgage Files 65

      SECTION 3.16.Servicing and Other Compensation; Compensating Interest 67

      SECTION 3.17.  ...............Reports to the Trustee and the Company 68

      SECTION 3.18. .....................Annual Statement as to Compliance 68

      SECTION 3.19.Annual Independent Public Accountants' Servicing Report 68

      SECTION 3.20.Rights of the Company in Respect of the Master Servicer 69

      SECTION 3.21.  ......................Administration of Buydown Funds 69

ARTICLE IV     .............................PAYMENTS TO CERTIFICATEHOLDERS 70

      SECTION 4.01. ...................................Certificate Account 70

      SECTION 4.02.  ........................................Distributions 71

      SECTION 4.03.  .....................Statements to Certificateholders 79

      SECTION 4.04.  Distribution of Reports to the Trustee and the Company;
                    Advances by the Master Servicer .......................81

      SECTION 4.05.  ........................Allocation of Realized Losses 83

      SECTION 4.06.  Reports of Foreclosures and Abandonment of Mortgaged
                    Property ..............................................84

      SECTION 4.07.  ........Optional Purchase of Defaulted Mortgage Loans 84

                               TABLE OF CONTENTS

                                  (continued)


                                                                            Page




      SECTION 4.08.  ............................................Surety Bond 85

ARTICLE V      .............................................THE CERTIFICATES 85

      SECTION 5.01.  .......................................The Certificates 85

      SECTION 5.02.  ..Registration of Transfer and Exchange of Certificates 88

      SECTION 5.03.  ......Mutilated, Destroyed, Lost or Stolen Certificates 94

      SECTION 5.04.  ..................................Persons Deemed Owners 94

      SECTION 5.05.  ............................Appointment of Paying Agent 94

      SECTION 5.06.  ......................Optional Purchase of Certificates 95

ARTICLE VI     ..........................THE COMPANY AND THE MASTER SERVICER 96

      SECTION 6.01. Respective Liabilities of the Company and the Master
                     Servicer ...............................................96

      SECTION 6.02.  Merger or Consolidation of the Company or the Master
                    Servicer; Assignment of Rights and Delegation of Duties
                    by Master Servicer................ .....................96

      SECTION 6.03.  Limitation on Liability of the Company, the Master
                    Servicer and Others ...................................97

      SECTION 6.04.  ..............Company and Master Servicer Not to Resign 98

ARTICLE VII    ......................................................DEFAULT 98

      SECTION 7.01.  ......................................Events of Default 98

      SECTION 7.02.  ...Trustee or Company to Act; Appointment of Successor 100

      SECTION 7.03.  ....................Notification to Certificateholders 101

      SECTION 7.04. ............................Waiver of Events of Default 101

ARTICLE VIII   ......................................CONCERNING THE TRUSTEE 102

      SECTION 8.01. ......................................Duties of Trustee 102

      SECTION 8.02.  .................Certain Matters Affecting the Trustee 104

      SECTION 8.03....Trustee Not Liable for Certificates or Mortgage Loans 105

      SECTION 8.04.  ..........................Trustee May Own Certificates 105

      SECTION 8.05.  Master Servicer to Pay Trustee's Fees and Expenses;
                    Indemnification .......................................106

      SECTION 8.06.  ..................Eligibility Requirements for Trustee 107

      SECTION 8.07.  ................Resignation and Removal of the Trustee 107

                               TABLE OF CONTENTS


                                  (continued)

                                                                      Page




      SECTION 8.08.  ......................................Successor Trustee 108

      SECTION 8.09.  .....................Merger or Consolidation of Trustee 108

      SECTION 8.10.  ..........Appointment of Co-Trustee or Separate Trustee 109

      SECTION 8.11.  ..............................Appointment of Custodians 110

      SECTION 8.12.  ........................Appointment of Office or Agency 110

ARTICLE IX     ..................................................TERMINATION 110

      SECTION 9.01.  Termination Upon Purchase by the Master Servicer or the
                    Company or Liquidation of All Mortgage Loans.............110

      SECTION 9.02.  ....................Additional Termination Requirements 113

ARTICLE X      .............................................REMIC PROVISIONS 114

      SECTION 10.01. ...................................REMIC Administration 114

      SECTION 10.02. Master Servicer, REMIC Administrator and Trustee
                Indemnification ...........................................117

ARTICLE XI     .....................................MISCELLANEOUS PROVISIONS 118

      SECTION 11.01. ..............................................Amendment 118

      SECTION 11.02. .................Recordation of Agreement; Counterparts 121

      SECTION 11.03. .............Limitation on Rights of Certificateholders 121

      SECTION 11.04. ..........................................Governing Law 122

      SECTION 11.05. ................................................Notices 122

      SECTION 11.06. ...............................Notices to Rating Agency 122

      SECTION 11.07. .............................Severability of Provisions 123

      SECTION 11.08. ...........Supplemental Provisions for Resecuritization 123

      EXHIBITS
Exhibit A: Form of Class A Certificate
Exhibit B: Form of Class M Certificate
Exhibit C: Form of Class B Certificate
Exhibit D: Form of Class R Certificate
Exhibit E: Form of Custodial Agreement
Exhibit F: Mortgage Loan Schedule
Exhibit G: Form of Seller/Servicer Contract
Exhibit H: Forms of Request for Release
Exhibit I-1: Form of Transfer Affidavit and Agreement
Exhibit I-2: Form of Transferor Certificate
Exhibit J-1: Form of Investor Representation Letter
Exhibit J-2: Form of ERISA Representation Letter
Exhibit J-3: Form of ERISA Legend
Exhibit K: Form of Transferor Representation Letter
Exhibit L: Form of Rule 144A Investment Representation Letter
Exhibit M:  Text of Amendment to Pooling and Servicing Agreement
               Pursuant to Section 11.01(e) for a Limited Guaranty Exhibit N: Form of Limited Guaranty
Exhibit O: Form of Lender Certification for Assignment of Mortgage Loan Exhibit P: Schedule of Discount Fractions
Exhibit Q: Form of Request for Exchange

            This is a Pooling and Servicing Agreement, dated as of December 1, 1998, among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee (together with its permitted successors and assigns, the "Trustee").


                            PRELIMINARY STATEMENT:

            The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund herein, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as a "REMIC." The Class A-1, Class A-P, Class A-V, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates will be "regular interests" in the REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

            The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.



DesignationPass-Through Aggregate Initial      Features           Maturity        DCR    Standard
              Rate      Certificate Principal                       Date                 & Poor's
                            Balance


Class A-1     6.25%     $   299,940,000.00      Senior         December 25, 2013  AAA      AAA
Class A-P     0.00%     $     546,268.43  Principal Only/SeniorDecember 25, 2013  AAA      AAAr
Class A-V   Variable    $           0.00  Variable Strip/SeniorDecembert25, 2013  AAA      AAAr
                                                 Only
Class R       6.25%     $         100.00    Residual/Senior    December 25, 2013  AAA      AAA
Class M-1     6.25%     $   2,300,000.00       Mezzanine       December 25, 2013  N/A       AA
Class M-2     6.25%     $     766,600.00       Mezzanine       December 25, 2013  N/A       A
Class M-3     6.25%     $   1,533,100.00       Mezzanine       December 25, 2013  N/A      BBB
Class B-1     6.25%     $     766,600.00      Subordinate      December 25, 2013  N/A       BB
Class B-2     6.25%     $     306,700.00      Subordinate      December 25, 2013  N/A       B
Class B-3     6.25%     $     460,028.59      Subordinate      December 25, 2013  N/A      N/A


            The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $306,619,397.02. The Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than 15 years.

            In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                 DEFINITIONS

     SECTION 1.01.   Definitions.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

      Accrued Certificate Interest: With respect to each Distribution Date, as to any Class A Certificate (other than the Class A-P Certificates and Class A-V Certificates), any Class M Certificate, any Class B Certificate or any Class R Certificate, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to the Class A-V Certificates in the aggregate, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Class A-V Notional Amount. With respect to each Distribution Date, as to any Subclass of Class A-V Certificates, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Class A-V Subclass Notional Amount thereof. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01), (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. Any portion of the reductions described in the immediately preceding sentence that are allocated to the Class A-V Certificates shall be allocated among the Subclasses thereof, if any, in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. In addition to that portion of the reductions described in the second preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

      Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

      Additional Collateral: With respect to any Mortgage 100SM Loan, the marketable securities held from time to time as security for the repayment of such Mortgage 100SM Loan and any related collateral. With respect to any Parent PowerSM Loan, the third-party guarantee for such Parent PowerSM Loan, together with (i) any marketable securities held from time to time as security for the performance of such guarantee and any related collateral or (ii) any mortgaged property securing the performance of such guarantee, the related home equity line of credit loan and any related collateral.

     Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

      Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

      Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

      Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

      Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

      Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

      Assignment Agreement: The Assignment and Assumption Agreement, dated December 30, 1998, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

      Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

      Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account pursuant to
Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to
Section 3.16(e) and (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and
(y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

      Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

            (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than Additional Collateral Loans) having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and (B) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage

      Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant
      Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

      The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

      Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

     Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

     Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

      Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

      Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

      Certificate:  Any Class A, Class M, Class B or Class R Certificate.

      Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1998-S29" and which must be an Eligible Account.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

      Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

      Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

      Certificate Principal Balance: With respect to each Senior Certificate (other than any Class A-V Certificate), on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05. With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class M Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Clas B Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of
(A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Class A-V Certificates will have no Certificate Principal Balance.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

      Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to
Section 5.01(c) shall be a single Class for the purposes of this Agreement.

      Class A Certificate: Any one of the Class A-1, Class A-P and Class A-V Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, each such Certificate (other than the Class A-V Certificates) evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions. The Class A-V Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC Regular Interests. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to
Section 5.01(c), any such Subclass will represent the Uncertificated REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

     Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in

Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

    Class A-P Principal Distribution Amount:  As defined in Section 4.02(b)(i).

     Class A-V Certificates: The Class A Certificates designated as Class A-V Certificates, including any Subclass thereof.

      Class A-V Notional Amount or Notional Amount: As of any Distribution Date, with respect to the Class A-V Certificates, the aggregate Stated Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

      Class A-V Subclass Notional Amount: As of any Distribution Date, with respect to any Subclass of Class A-V Certificates issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Subclass immediately prior to such date.

      Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates or Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

     Class B Percentage: The Class B-1 Percentage, Class B-2 Percentage and Class B-3 Percentage.

      Class B-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties)(other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class B-1 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.50%.

      Class B-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties)(other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class B-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans

(or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.25%.

      Class B-3 Percentage: With respect to any Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans (or related REO Properties)(other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class B-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.15%.

      Class M Certificate: Any one of the Class M-1 Certificates, Class M-2 Certificates or Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

     Class M Percentage: The Class M-1 Percentage, Class M-2 Percentage and Class M-3 Percentage.

      Class M-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties)(other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties)(other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.25%.

      Class M-3 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties)(other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.00%.

      Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

      Closing Date:  December 30, 1998.

      Code:  The Internal Revenue Code of 1986.

      Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to
Section 7.02 except as may be required pursuant to the last sentence of such Section.

      Cooperative: A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

      Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

      Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

      Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the

Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

      Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at Four Albany Street, New York, New York 10006,
Attention: Residential Funding Corporation Series 1998-S29.

     Credit Support Depletion Date: The first Distribution Date on which the Senior Percentage equals 100%.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

      Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

      Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

      Custodian:  A custodian appointed pursuant to a Custodial Agreement.

      Cut-off Date:  December 1, 1998.

      Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

      DCR:  Duff & Phelps Credit Rating Company, or its successor in interest.

      Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

      Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

      Definitive Certificate:  Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

      Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

      Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

      Depository  Participant:   A  broker,  dealer,  bank  or  other  financial
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

      Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

      Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is 6.25% minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is 6.25%. The Discount Fraction with respect to each Discount Mortgage Loan is set forth on Exhibit P attached hereto.

      Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than 6.25% per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

      Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

      Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date, the first day of the month in which such Distribution Date occurs.

      Due Period: With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

      Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago, as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of Bankers Trust Company, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

      Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to
Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

      Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

      Excess Subordinate Principal Amount: With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date, as reduced by any such amount that is included in Section 4.02(b)(i)(E) hereof.

      Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

           (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

           (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

           (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

                 (i) by any government or sovereign  power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                 (ii)   by military, naval or air forces; or

                 (iii) by an agent of any such government, power, authority or forces;

           (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

           (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

      FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

      FHLMC: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

      Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

      Fitch IBCA:  Fitch IBCA, Inc. or its successor in interest.

      FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

      Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

      Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the second anniversary of the Cut-off Date an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination, and (Y) from the second to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

      The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

      Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

      Initial  Class  A-V  Notional  Amount:  With  respect  to  any  Class  A-V
Certificate, the Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Class A-V Certificate.

       Initial Monthly Payment Fund:  As defined in Section 2.01(g).

       Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

     Interest   Accrual  Period:   With  respect  to  any  Certificate  and  any
Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

      Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

      Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

      Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

      Maturity Date: The latest possible  maturity date,  solely for purposes of
Section 1.860G- 1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Class A-V Certificates, which have no Certificate Principal Balance) would be reduced to zero, is December 25, 2013, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan. The latest possible Maturity Date for each Uncertificated REMIC Regular Interest is December 25, 2013, which is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

      MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

      Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

      Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

      Moody's:  Moody's Investors Service, Inc., or its successor in interest.

      Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

      Mortgage 100SM Loan: A Mortgage Loan that has a Loan-to-Value Ratio at origination in excess of 80.00% and that is secured by Additional Collateral and does not have a Primary Insurance Policy.

      Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Loan Schedule: The list of the Mortgage Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

                 (i)    the Mortgage Loan identifying number ("RFC LOAN #");

                 (ii) the street  address of the  Mortgaged  Property  (or, with respect to a Cooperative Loan, the related Cooperative Apartment) including state and zip code ("ADDRESS");

                 (iii) the maturity of the Mortgage Note ("MATURITY DATE");

                 (iv)   the Mortgage Rate ("ORIG RATE");

                 (v)    the Subservicer pass-through rate ("CURR NET");

                 (vi) the Net Mortgage Rate ("NET MTG RT");

                 (vii)  the Pool Strip Rate ("STRIP");

                 (viii) the initial scheduled  monthly payment of principal,  if any, and interest ("ORIGINAL P & I");

                 (ix) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

                 (x)    the Loan-to-Value Ratio at origination ("LTV");

                 (xi) the rate at which the Subservicing  Fee accrues  ("SUBSERV
            FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

                 (xii) a code "T," "BT" or "CT" under the  column "LN  FEATURE,"
            indicating that the Mortgage Loan is secured by a second or vacation residence; and

                 (xiii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

      Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

      Mortgage  Note:  The  originally   executed  note  or  other  evidence  of
indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

      Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

      Mortgagor:  The obligor on a Mortgage Note.

      Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

     Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

      Non-United States Person:  Any Person other than a United States Person.

      Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company and the Trustee.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

      Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

      Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

      Original Senior Percentage: The fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans), which is approximately 98.00% as of the Closing Date.

      Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

      Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

      Parent PowerSM Loan: A Mortgage Loan that has a Loan-to-Value Ratio at origination in excess of 80.00%, that is supported by Additional Collateral and does not have a Primary Insurance Policy.

      Pass-Through Rate: With respect to the Senior Certificates (other than the Class A-P Certificates and Class A-V Certificates), Class M Certificates and Class B Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.3232% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Subclass as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Class A-P Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

     Paying Agent: Bankers Trust Company or any successor Paying Agent appointed by the Trustee.

      Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Class A-V Notional Amount thereof (in the case of any Class A-V Certificate) divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Class A-V Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

      Permitted Investments:  One or more of the following:

                 (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                 (ii) repurchase  agreements on obligations  specified in clause
            (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

                 (iii) federal funds,  certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

                 (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper or demand notes shall have a remaining maturity of not more than 30 days;

                 (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

                 (vi) other  obligations  or securities  that are  acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's, Fitch IBCA and DCR and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's, D-1 in the case of DCR and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch IBCA in the case of Fitch IBCA.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

      Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

      Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

      Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) 6.25% (but not less than 0.00%) per annum.

      Prepayment Assumption: A prepayment assumption of 275% of the prepayment speed assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

      Prepayment Distribution Percentage: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

                  (i) For any Distribution  Date prior to the Distribution  Date in January 2004 (unless the Certificate Principal Balances of the Senior Certificates, other than the Class A-P Certificates, have been reduced to zero), 0%.

                 (ii) For any Distribution Date on which any Class of Class M or
            Class B Certificates are outstanding not discussed in clause (i) above:

                              (a) in the case of the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and each other Class of Class M Certificates and Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and (2) all other Classes of Class M Certificates and Class B Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                              (b) in the  case of each  other  Class  of Class M
                        Certificates and Class B Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

                 (iii) Notwithstanding the foregoing,  if the application of the foregoing  percentages  on any  Distribution  Date  as  provided  in
            Section 4.02 (determined
            without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class M Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Class M Certificates and Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of
            (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

      Prepayment Distribution Trigger: The Class M-2 Prepayment Distribution Trigger, Class M-3 Prepayment Distribution Trigger, Class B-1 Prepayment Distribution Trigger, Class B-2 Prepayment Distribution Trigger or Class B-3 Prepayment Distribution Trigger.

      Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

     Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

      Program Guide: Collectively, the Seller Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

      Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

      Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and
(vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

      Rating  Agency:  Standard  & Poor's  and DCR with  respect  to the  Senior
Certificates and Standard & Poor's with respect to the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

      Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification, (a) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and
(b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Rduction, the amount of such Debt Service Reduction.
Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

      Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.


     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

     REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

      REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

      REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

      REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

      REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

      REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property (or with respect to a Cooperative Loan, the related Cooperative Apartment)) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

      REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Request for Release: A request for release, the forms of which are attached as Exhibit H hereto or an electronic request in a form acceptable to the Custodian.

      Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

      Required Surety Payment: With respect to any Additional Collateral Mortgage Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and
(ii) the excess, if any, of (a) the amount of Additional

Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by MLCC from the related Additional Collateral.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

      Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

      Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached hereto as Exhibit P.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

      Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans.

     Senior   Accelerated   Distribution   Percentage:   With   respect  to  any
Distribution Date, the percentage indicated below:


                                                  Senior Accelerated
          Distribution Date                     Distribution Percentage
         January 1999 through
            December 2003                                100%
         January 2004 through             Senior Percentage, plus 70% of the
            December 2004                       Subordinate Percentage
         January 2005 through             Senior Percentage, plus 60% of the
            December 2005                       Subordinate Percentage
         January 2006 through             Senior Percentage, plus 40% of the
            December 2006                       Subordinate Percentage
         January 2007 through             Senior Percentage, plus 20% of the
            December 2007                       Subordinate Percentage
           January 2008 and
              thereafter                           Senior Percentage

provided, however, (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M Certificates and Class B Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Original Senior Percentage, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) to zero, the Senior Accelerated Distribution Percentage shall thereafter be 0%.

     Senior Certificate: Any one of the Class A Certificates or Class R Certificates.

      Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) or, after the Credit Support Depletion Date, the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(c) or (d) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders and Class R Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y), (xvi) and (xvii).

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

      Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

      Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

      Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

      Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

      Special Hazard Amount: As of any Distribution Date, an amount equal to $3,319,086 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 33.27% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

      The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

      Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

      Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

      Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

     Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage as of such Distribution Date.

      Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of
Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) to the extent such collections are not otherwise distributed to the Class A Certificates and Class R Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Class A Certificates and Class R Certificates; (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.05 hereof), any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

      Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

      Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

      Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Mortgage Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement.

      Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

      Surety:  Ambac Assurance Corporation, or its successors in interest.

      Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996, issued by Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation) for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Limited Purpose Surety Bond covers any Additional Collateral Mortgage Loans.

      Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     Trust Fund: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

                  (i)   the Mortgage Loans and the related Mortgage Files,

                 (ii) all payments on and collections in respect of the Mortgage
            Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

                 (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

                 (iv) the hazard insurance policies and Primary Insurance Policies, if any, and the interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01, and

                 (v) all proceeds of clauses (i) through (iv) above.

      Uncertificated  REMIC Regular Interests:  The 942  uncertificated  partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 through 942, each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

      Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

      Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

      United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) or any political subdivision thereof, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in
Section 7701(a)(30)(E) of the Code.

      Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98.0% of all Voting Rights shall be allocated among all Holders of Certificates, other than the Class A-V Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1.0% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates and 1.0% of all Voting Rights shall be allocated among the Holders of the Class R Certificates, in proportion to the Percentage Interests of their respective Certificates.

ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES

     SECTION 2.01.   Conveyance of Mortgage Loans.

     (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date).

           (b) In  connection  with  such  assignment,  except  as set  forth in
      Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section)
      (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

                 (i) The original  Mortgage Note,  endorsed  without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                 (ii) The original Mortgage with evidence of recording indicated
            thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

                 (iii) An  original  Assignment  of the  Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

                 (iv) The original  recorded  assignment or  assignments  of the
            Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

                 (v) The original of each modification,  assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

and (II) with respect to each Cooperative Loan so assigned:

                 (i) The original  Mortgage Note,  endorsed  without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                 (ii) A counterpart of the Cooperative Lease and the Assignment of

            Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

                 (iii) The related  Cooperative Stock Certificate,  representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

                 (iv) The original  recognition  agreement by the Cooperative of
            the  interests  of  the  mortgagee   with  respect  to  the  related
            Cooperative Loan;

                 (v)    The Security Agreement;

                 (vi) Copies of the original UCC-1 financing statement,  and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                 (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                 (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

                 (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

                 (x) An executed UCC-1  financing  statement  showing the Master
            Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

           (c) The Company may, in lieu of delivering the documents set forth in
      Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within ten Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

                  On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii),
      (iv), (vii), (ix) and (x) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this Section 2.01(c), the Master Servicer shall deliver to (i) Moody's if it is one of the Rating Agencies,
      (ii) the Trustee and (iii) each Custodian a report setting forth the status of the documents which it is holding pursuant to this Section 2.01(c).

           (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the
      Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

                  The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause
      (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

                  In the event that the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee within 45 days after the Closing Date, as contemplated by Section 2.02.

                  Any of the items set forth in Sections 2.01(b)(I)(iv) and (v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered in microfiche form.

           (e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral, its right to receive payments in respect of any Additional Collateral Loans pursuant the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement, and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Mortgage Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

           (f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01, be and be construed as, a sale by the Company to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in
      Section 2.01 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage File and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File,
      (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses
      (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, goods, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 8-106, 9-305 and 9-115 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

                  The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company or (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan.

           (g) The Master Servicer hereby acknowledges the receipt by it of cash in an amount equal to $219,160 (the "Initial Monthly Payment Fund"), representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in January 1999, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the Distribution Date in January 1999. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of the REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by the REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of
      Section 1.860G-2(h) of the Treasury Regulations.

     SECTION 2.02.   Acceptance by Trustee.

      The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Additional Collateral and the Surety Bond assigned to the Trustee pursuant to Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents equired to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

      If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, it is understood and agreed that the Master Servicer shall use its best efforts to substitute, within 60 days of the Closing Date, Qualified Substitute Mortgage Loans to replace any of the Mortgage Loans identified on Schedule I hereto with respect to which any document or documents constituting a part of the Mortgage File are missing or defective in any material respect if the Master Servicer cannot cure such omission or defect within such 60 day period.

     SECTION 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.

           (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

                 (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                 (ii) The execution and delivery of this Agreement by the Master
            Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                 (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                 (iv) The Master  Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                 (v) No  litigation  is  pending  or, to the best of the  Master
            Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                 (vi) The Master  Servicer will comply in all material  respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                 (vii) No  information,  certificate  of an  officer,  statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

                 (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

      Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

           (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                 (i) No Mortgage  Loan is 30 or more days  Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

                 (ii) The information set forth in Exhibit F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

                 (iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 15 years;

                 (iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 25% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b) at least 12% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (c) at least 6% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

                 (v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

                 (vi) No more  than  1.1% of the  Mortgage  Loans  by  aggregate
            Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.7% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

                 (vii) If the  improvements  securing a  Mortgage  Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

                 (viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

                 (ix) Approximately 12.24% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program;

                 (x) Each  Mortgagor  represented in its loan  application  with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

                 (xi)   None of the Mortgage Loans are Buydown Mortgage Loans;

                 (xii) Each Mortgage Loan constitutes a qualified mortgage under
            Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

                 (xiii) A policy  of title  insurance  was  effective  as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

                 (xiv) With  respect to a  Mortgage  Loan that is a  Cooperative
            Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

                 (xv) With  respect to each  Mortgage  Loan  originated  under a
            "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

                 (xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

                 (xvii) None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

                 (xviii) Seven of the Mortgage Loans, representing approximately
            0.60% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, are Cooperative Loans; and

              (xix)  None of the Mortgage Loans are Additional Collateral Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

      Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute

Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

     SECTION 2.04.   Representations and Warranties of Sellers.

      The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificate-

holders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by
Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing greement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this
Section 2.04, in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

      In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

      It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

     SECTION 2.05.   Execution and Authentication of Certificates.

      The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.


ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF MORTGAGE LOANS

     SECTION 3.01.   Master Servicer to Act as Servicer.

           (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of
      Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a

      Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause the Trust Fund to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

           (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

           (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

          SECTION 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

           (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

           (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

     SECTION 3.03.   Successor Subservicers.

      The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

     SECTION 3.04.   Liability of the Master Servicer.

      Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     SECTION 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders

      Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

     SECTION 3.06. Assumption or Termination of Subservicing Agreements by Trustee.

           (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

           (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

     SECTION 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

           (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

           (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by

      Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                 (i) All payments on account of principal,  including  Principal
            Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                 (ii) All  payments  on  account  of  interest  at the  Adjusted
            Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                 (iii) Insurance  Proceeds and Liquidation  Proceeds (net of any
            related expenses of the Subservicer);

                 (iv) All proceeds of any Mortgage Loans  purchased  pursuant to
            Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

                 (v) Any amounts  required to be  deposited  pursuant to Section
            3.07(c) or 3.21;

                 (vi) All amounts  transferred  from the Certificate  Account to the Custodial Account in accordance with Section 4.02(a); and

                 (vii) Any amounts  realized by MLCC and  received by the Master
            Servicer in respect of any Additional Collateral.

      The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial
      Account that have been identified by it as being attributable to the Mortgage Loans.

            With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

           (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

           (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

     SECTION 3.08.   Subservicing Accounts; Servicing Accounts.

           (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage

      Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquied by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

           (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and
      (v).

           (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

           (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

     SECTION 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.

      In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

     SECTION 3.10.   Permitted Withdrawals from the Custodial Account.

           (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                 (i) to  make  deposits  into  the  Certificate  Account  in the amounts and in the manner provided for in Section 4.01;

                 (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or
            otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

                 (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                 (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                 (v) to pay to itself as additional  servicing  compensation any
            Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

                 (vi) to pay to itself,  a  Subservicer,  a Seller,  Residential
            Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the
            Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                 (vii) to reimburse  itself or the related  Subservicer  for any
            Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan or any Advance reimbursable to the Master Servicer pursuant to
            Section 4.02(a)(iii);

                 (viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

                 (ix) to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

                 (x) to withdraw any amount  deposited in the Custodial  Account that was not required to be deposited therein pursuant to Section 3.07.

           (b) Since, in connection with  withdrawals  pursuant to clauses (ii),
      (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

           (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account

      Deposit  Date  succeeding  the date of such  determination.  Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

     SECTION 3.11. Maintenance of the Primary Insurance Policies; Collections Thereunder.

           (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

           (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

          SECTION 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

           (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by
      Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

            In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

           (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

     SECTION  3.13.   Enforcement   of  Due-on-Sale   Clauses;   Assumption  and
Modification Agreements; Certain Assignments.

           (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

                 (i) the  Master  Servicer  shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                 (ii) if the Master  Servicer  determines  that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

           (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause the Trust Fund to fail to qualify as a REMIC under the Code, or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that
      (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

           (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the Trust Fund would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on the REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

           (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

     SECTION 3.14.   Realization Upon Defaulted Mortgage Loans.

           (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. In addition to the foregoing, the Master Servicer shall use its best reasonabe efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to
      Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connecion with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and
      (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

           (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

           (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of the Trust Fund as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section

      860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

           (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master
      Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

           (e) In the event of a default on a Mortgage Loan one or more of whose obligors are not United States Persons, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

     SECTION 3.15.   Trustee to Cooperate; Release of Mortgage Files.

           (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to
      Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

           (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit H hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

           (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

     SECTION 3.16.   Servicing and Other Compensation; Compensating Interest.

               (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause
      (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

           (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

           (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

           (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

           (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or
      (vi).

     SECTION 3.17.   Reports to the Trustee and the Company.

      Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

     SECTION 3.18.   Annual Statement as to Compliance.

      The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

     SECTION 3.19.   Annual Independent Public Accountants' Servicing Report.

      On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

     SECTION 3.20.   Rights of the Company in Respect of the Master Servicer.

      The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

     SECTION 3.21.   Administration of Buydown Funds.

           (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

           (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

ARTICLE IV

                        PAYMENTS TO CERTIFICATEHOLDERS

     SECTION 4.01.   Certificate Account.

           (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to
      Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01, and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

           (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

     SECTION 4.02.   Distributions.

           (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii), the amount required to be distributed to the Master Servicer or a Subservicer pursuant to Section 4.02(a)(iii), and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution Amount:

                 (i) to the Class A Certificateholders (other than the Class A-P
            Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

                 (ii) (X) to the  Class  A-P  Certificateholders,  the Class A-P
            Principal Distribution Amount; and

                        (Y) to the Class A Certificateholders  (other than Class
            A-P Certificateholders) and Class R Certificateholders, in the priorities and amounts set forth in Section 4.02(b)(ii) and (iii) and Sections 4.02(c) and (d), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A Certificates or Class R Certificates, as applicable):

                              (A) the Senior  Percentage  for such  Distribution
                        Date times the sum of the following:

                                   (i) the  principal  portion  of each  Monthly
                              Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                                   (ii) the Stated Principal Balance of any Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to a Discount Mortgage
                              Loan); and

                                   (iii) the principal portion of all other unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in
                              Section 4.02(a)(ii)(Y)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to a Discount Mortgage Loan);

                              (B) with respect to each Mortgage Loan for which a
                        Cash Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of
                        (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to a Discount Mortgage
                        Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan included in Section 4.02(b)(i)(C));

                         (C) the Senior Accelerated Distribution Percentage for
                        such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to a Discount Mortgage
                        Loan);

                         (D) any Excess  Subordinate  Principal  Amount for such
                    Distribution Date; and

                              (E) any amounts  described in subsection  (ii)(Y),
                        clauses (A) through (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized
                        Losses which have been allocated to the Class M Certificates or Class B Certificates;

                 (iii) if the  Certificate  Principal  Balances  of the  Class M
            Certificates and Class B Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

                 (iv) to the Holders of the Class M-1 Certificates,  the Accrued
            Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                 (v) to the  Holders  of the Class M-1  Certificates,  an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

                 (vi) to the Holders of the Class M-2 Certificates,  the Accrued
            Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                 (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x)
            the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

                 (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                 (ix) to the  Holders of the Class M-3  Certificates,  an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

                 (x) to the Holders of the Class B-1  Certificates,  the Accrued
            Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                 (xi) to the  Holders of the Class B-1  Certificates,  an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

                 (xii) to the Holders of the Class B-2 Certificates, the Accrued
            Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                 (xiii) to the Holders of the Class B-2 Certificates,  an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

                 (xiv) to the Holders of the Class B-3  Certificates,  an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) are insufficient therefor;

                 (xv) to the  Holders of the Class B-3  Certificates,  an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

                 (xvi) to the Class A Certificateholders and Class R Certificateholders in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A Certificates and Class R Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Class A Certificates and Class R Certificates, and thereafter, to each Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class A Certificates and Class R Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class M Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class M
            Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class B Certificates; and

                 (xvii) to the Class R Certificateholders,  the balance, if any, of the Available Distribution Amount.

                  Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the highest numerical designation, or in the event the Class B Certificates and Class M Certificates are no longer outstanding, the Class A and Class R Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related

      Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

           (b) Distributions of principal on the Class A Certificates (other than the Class A-V Certificates) and Class R Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

                 (i) first, to the Class A-P Certificates, until the Certificate
            Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

                              (A) the related Discount Fraction of the principal
                        portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                              (B) the related Discount Fraction of the principal
                        portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                              (C) in connection with the Cash Liquidation or REO
                        Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

                              (D) any amounts  allocable  to  principal  for any
                        previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

                              (E)  the  amount  of  any  Class  A-P   Collection
                        Shortfalls for such Distribution Date and the amount of any Class A-P Collection

                        Shortfalls    remaining    unpaid   for   all   previous
                        Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; and

                 (ii)  the  Senior  Principal   Distribution   Amount  shall  be
            distributed concurrently as follows:

                              (A) first, to the Class R Certificates,  until the
                        Certificate Principal Balance thereof has been reduced to zero; and

                              (B) second, to the Class A-1  Certificates,  until
                        the Certificate Principal Balance thereof has been reduced to zero.

           (c) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to the distributions described in Section 4.02(b) above in respect of principal to the Senior Certificates will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-P Certificates, and (ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates and Class A-V Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances.

           (d) After reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the occurrence of the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P, Class A-V, Class M and Class B Certificates, in each case as described herein.

           (e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a

      Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or
      (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (i) with respect to the Certificates of any Class (other than the Class A-V Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, to the Class A-V Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

           (f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

           (g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

     SECTION 4.03.   Statements to Certificateholders.

           (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder and the Company a statement setting forth the following information as to each Class of Certificates to the extent applicable:

                 (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

                 (ii) the amount of such  distribution  to Holders of such Class of Certificates allocable to interest;

                 (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

                 (iv) the amount of any Advance by the Master Servicer  pursuant to Section 4.04;

                 (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

                 (vi) the aggregate  Certificate Principal Balance of each Class of Certificates, and each of the Senior, Class M and Class B Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

                (vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

                 (viii) on the basis of the most recent reports  furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

                 (ix) the number,  aggregate principal balance and book value of any REO Properties;

                 (x)  the  aggregate  Accrued  Certificate   Interest  remaining
            unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

                 (xi)  the  Special  Hazard   Amount,   Fraud  Loss  Amount  and
            Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

                 (xii)  the   weighted   average   Pool   Strip  Rate  for  such
            Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

                (xiii) the Class A-V Notional Amount and each Class A-V Subclass
            Notional Amount;

                 (xiv) the occurrence of the Credit Support Depletion Date;

                 (xv) the Senior Accelerated  Distribution Percentage applicable to such distribution;

                 (xvi) the Senior Percentage for such Distribution Date;

                 (xvii) the aggregate amount of Realized Losses for such Distribution Date;

                 (xviii) the  aggregate  amount of any  recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

                 (xix) the weighted  average  remaining  term to maturity of the
            Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

                 (xx) the weighted  average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

                 (xxi) if any of the Class M Certificates are held by a Depository, a legend substantially in the form of Exhibit J-3 hereto, referencing such Certificates.

      In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

           (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

           (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

           (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

     SECTION 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

           (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount; and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause
      (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

           (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and
      (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New

      York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to
      Section 3.10.

      The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee.

      In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

      The Trustee shall  deposit all funds it receives  pursuant to this Section
4.04 into the Certificate Account.

     SECTION 4.05.   Allocation of Realized Losses.

      Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates, in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans among all the Class A Certificates (other than the Class A-P Certificates) and Class R Certificates on a pro rata basis, as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Class A (other than the Class A-P Certificates), Class M, Class B and Class R Certificates, on a pro rata basis, as described below. The principal portion of such losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the Class A Certificates (other than the Class A-P Certificates), Class M, Class B and Class R Certificates on a pro rata basis, as described below.

      As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon for such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class B Certificates or, after the Certificate Principal Balances of the Class B Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

  SECTION 4.06.   Reports of Foreclosures and Abandonment of Mortgaged Property.

      The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

     SECTION 4.07.   Optional Purchase of Defaulted Mortgage Loans.

      As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding anything to the contrary in this Section 4.07, the Master Servicer shall continue to service any such Mortgage Loan after the date of such purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss to the Class or Classes of Certificates that would have borne such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased. For purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section 4.07 will be viewed as an advance, and the amount of any Realized Loss shall be recoverable pursuant to the provisions for the recovery of unreimbursed Advances under Section 4.02(a) or, to the extent not recoverable under such provisions, as a Nonrecoverable Advance as set forth herein.

     SECTION 4.08.   Surety Bond.

            (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

            (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the

      Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

            (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in
      Section 4.02.

ARTICLE V

                               THE CERTIFICATES

     SECTION 5.01.   The Certificates.

           (a) The Class A, Class M, Class B and Class R Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates, other than the Class A-V and Class R Certificates, shall be issuable in minimum dollar denominations of $25,000 (or $250,000 in the case of the Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of each of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates may be issued in a denomination equal to the denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $1,000:


Class A-P                 $  25,268.43
Class B-1                  $250,600.00
Class B-2                  $250,700.00
Class B-3                  $250,028.59


            The Class A-V Certificates and Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%. Each Subclass of Class A-V Certificates shall be issuable as a single Certificate as provided in Section 5.01(c).

            The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate

      Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

           (b) The Class A Certificates, other than the Class A-P Certificates and Class A-V Certificates, and the Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificateholders shall hold their respective Ownership Interests in and to each of the Class A Certificates, other than the Class A-P Certificates and Class A-V Certificates, and the Class M Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such
      Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

            If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive

      Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

           (c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit Q executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated REMIC Regular Interests corresponding to any Subclass, the initial Class A-V Subclass Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

     SECTION 5.02.   Registration of Transfer and Exchange of Certificates.

           (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

           (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

           (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

           (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and
      (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

           (e) (i) In the case of any Class M, Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under
      Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit J-1 (with respect to any Class B Certificate), Exhibit J-2 (with respect to any Class M Certificate) or paragraph fourteen of Exhibit I-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class M Certificate or Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

                  (ii) Notwithstanding the foregoing, an Opinion of Counsel or certification will not be required with respect to the transfer of any Class M Certificate to a Depository, or for any subsequent transfer of any interest in a Class M Certificate for so long as such Certificate is a Book-Entry Certificate (each such Class M Certificate, a "Book-Entry Class M Certificate"). Any Transferee of a Book-Entry Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor or (b) such Transferee is a Complying Insurance Company.

                  (iii) (A) If any Class M Certificate (or any interest therein)
            is acquired or held in violation of the provisions of Section (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.


                        (B) Any purported Certificate Owner whose acquisition or
                  holding of any Book-Entry Class M Certificate (or interest therein) was effected in violation of the restrictions in this
                  Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

           (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
      (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                        (A) Each  Person  holding  or  acquiring  any  Ownership
                  Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                        (B) In  connection  with any  proposed  Transfer  of any
                  Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
                  Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                        (C) Notwithstanding the delivery of a Transfer Affidavit
                  and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                        (D) Each  Person  holding  or  acquiring  any  Ownership
                  Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

                        (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67- 3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

                 (ii) The  Trustee  will  register  the  Transfer of any Class R
            Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

                 (iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a NonUnited States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section
            1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R

            Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                        (B) If any purported Transferee shall become a Holder of
                  a Class R Certificate in violation of the restrictions in this
                  Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                 (iv) The Master Servicer, on behalf of the Trustee,  shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R
            Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

                 (v) The  provisions of this Section  5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                        (A) written  notification from each Rating Agency to the
                  effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                        (B) subject to Section  10.01(f),  a certificate  of the
                  Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause
                  (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

           (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

           (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

     SECTION 5.03.   Mutilated, Destroyed, Lost or Stolen Certificates.

      If (i)  any  mutilated  Certificate  is  surrendered  to  the  Certificate
Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 5.04.   Persons Deemed Owners.

      Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, the

Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

     SECTION 5.05.   Appointment of Paying Agent.

      The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

      The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

     SECTION 5.06.   Optional Purchase of Certificates.

           (a) On any Distribution Date on which the Pool Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

           (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

                 (i)  the   Distribution   Date  upon  which   purchase  of  the
            Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

                 (ii)   the purchase price therefor, if known, and

                 (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

           (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest with respect thereto.

           (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

ARTICLE VI

                     THE COMPANY AND THE MASTER SERVICER

                         SECTION 6.01. Respective Liabilities of the Company and
                    the Master Servicer.

                         The  Company  and the  Master  Servicer  shall  each be
                    liable in accordance herewith only to
the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or
Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

      SECTION 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

           (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

           (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Class A, Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

           (c)  Notwithstanding  anything  else in this Section 6.02 and Section
      6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

      SECTION 6.03. Limitation on Liability of the Company, the Master Servicer and Others.


      Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

      Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

     SECTION 6.04.   Company and Master Servicer Not to Resign.

      Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with
Section 7.02.


ARTICLE VII

                                   DEFAULT

     SECTION 7.01.   Events of Default.

      Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                 (i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

                 (ii) the  Master  Servicer  shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

                 (iii) a decree  or order of a court or  agency  or  supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                 (iv) the Master  Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

                 (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                 (vi) the Master  Servicer shall notify the Trustee  pursuant to
            Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

      If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

      Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

     SECTION 7.02.   Trustee or Company to Act; Appointment of Successor.

      On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

     SECTION 7.03.   Notification to Certificateholders.

           (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

           (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

     SECTION 7.04.   Waiver of Events of Default.

      The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                            CONCERNING THE TRUSTEE

     SECTION 8.01.   Duties of Trustee.

           (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

           (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

                  The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

           (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                 (i) Prior to the  occurrence of an Event of Default,  and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                 (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                 (iii) The Trustee shall not be  personally  liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                 (iv) The Trustee  shall not be charged  with  knowledge  of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

                 (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

           (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

     SECTION 8.02.   Certain Matters Affecting the Trustee.

           (a)    Except as otherwise provided in Section 8.01:

                 (i) The  Trustee may rely and shall be  protected  in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (ii) The Trustee may  consult  with  counsel and any Opinion of
            Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                 (iii) The Trustee  shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                 (iv) The Trustee shall not be personally  liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                 (v) Prior to the  occurrence  of an Event of Default  hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                 (vi) The  Trustee  may  execute  any of the  trusts  or  powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                 (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

           (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

     SECTION 8.03.   Trustee Not Liable for Certificates or Mortgage Loans.

      The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master

Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

     SECTION 8.04.   Trustee May Own Certificates.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     SECTION 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.


           (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

           (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

                 (i) with  respect to any such  claim,  the  Trustee  shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                 (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                 (iii)  notwithstanding   anything  in  this  Agreement  to  the
            contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

      Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

     SECTION 8.06.   Eligibility Requirements for Trustee.

      The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

     SECTION 8.07.   Resignation and Removal of the Trustee.

           (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

           (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or
      (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on suc Certificates.

           (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

           (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

     SECTION 8.08.   Successor Trustee.

           (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

           (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

           (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     SECTION 8.09.   Merger or Consolidation of Trustee.

      Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

     SECTION 8.10.   Appointment of Co-Trustee or Separate Trustee.

           (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

           (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

           (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

           (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 8.11.   Appointment of Custodians.

      The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

     SECTION 8.12.   Appointment of Office or Agency.

      The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at Four Albany Street, New York, New York 10006, for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                                 TERMINATION

     SECTION 9.01. Termination Upon Purchase by the Master Servicer or the Company or Liquidation of All Mortgage Loans.

           (a)  Subject  to  Section  9.02,  the  respective   obligations   and
      responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates

      (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                 (i) the later of the final payment or other liquidation (or any
            Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                 (ii) the purchase by the Master  Servicer or the Company of all
            Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of the Trust Fund as a REMIC.

      The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

           (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                 (i) the anticipated  Final  Distribution  Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

                 (ii) the amount of any such final payment, if known, and

                 (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Class A Certificates, Class M Certificates and Class R Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

           (c) In the case of the Class A, Class M, Class B and Class R Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related
      Interest  Accrual  Period  thereon  and  any  previously   unpaid  Accrued
      Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

           (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

     SECTION 9.02.   Additional Termination Requirements.

           (a) The Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                 (i) The Master  Servicer shall  establish a 90-day  liquidation period for the Trust Fund and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund under Section 860F of the Code and regulations thereunder;

                 (ii) The  Master  Servicer  shall  notify  the  Trustee  at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                 (iii) If the Master  Servicer or the Company is exercising  its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer or the Company shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

           (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the Trust Fund at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

ARTICLE X

                               REMIC PROVISIONS

     SECTION 10.01.  REMIC Administration.

           (a) The REMIC Administrator shall make an election to treat the Trust Fund as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund, each of the Class A (except for Class A-V), Class M and Class B Certificates and the Uncertificated REMIC Regular Interests shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interests" in the REMIC. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates and the Uncertificated REMIC Regular Interests.

           (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

           (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest of the Class R Certificates and shall be designated as "the tax matters person" with respect to the REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. Residential Funding, as tax matters person, shall (i) act on behalf of the REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

           (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

           (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMIC.

           (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause the REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action reasonably within their respective control, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the REMIC or its assets, or causing the REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether uch action could cause an Adverse REMIC Event to occur with respect to the REMIC and the Trustee shall not take any such action or cause the REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC
      Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

           (g) In the event that any tax is imposed on "prohibited transactions" of the REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the REMIC as defined in
      Section 860G(c) of the Code, on any contributions to the REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax,
      (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article 10, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

           (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to the REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

           (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to the REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

           (j) Neither the Master  Servicer  nor the Trustee  shall  (subject to
      Section 10.01(f)) enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in
      Section 860G(a)(5) of the Code.

           (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Class A-V Certificates) representing a regular interest in the REMIC would be reduced to zero is December 25, 2013, which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan. The latest possible Maturity Date for each Uncertificated REMIC Regular Interest is December 25, 2013, which is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

           (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the REMIC.

           (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the REMIC, (iii) the termination of the REMIC pursuant to Article IX of this Agreement, or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to the REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the REMIC as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause the REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

     SECTION  10.02.   Master   Servicer,   REMIC   Administrator   and  Trustee
Indemnification.

           (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

           (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

           (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.


ARTICLE XI

                           MISCELLANEOUS PROVISIONS

     SECTION 11.01.  Amendment.

           (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

                 (i)    to cure any ambiguity,

                 (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                 (iii) to modify,  eliminate or add to any of its  provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and
            (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                 (iv) to change the timing  and/or  nature of deposits  into the
            Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

                 (v) to modify,  eliminate or add to the  provisions  of Section
            5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in the REMIC provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and
            (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the REMIC or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

                 (vi) to make any other  provisions  with  respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

           (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                 (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                 (ii) reduce the  aforesaid  percentage of  Certificates  of any
            Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

           (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

           (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

           (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A Certificateholders, the Class R Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M (in which case Residential Funding's Subordinate Certificate Loss
      Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

     SECTION 11.02.     Recordation of Agreement; Counterparts.

           (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

           (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     SECTION 11.03.  Limitation on Rights of Certificateholders.

           (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

           (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the
      Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

           (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 11.04.  Governing Law.

      This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 11.05.  Notices.

      All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437, Attention:
President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10 Universal City Plaza, Suite 2100, Universal City, California 91608, Attention: Master Servicer or such other address as may be hereafter furnished to the Company and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, Corporate Trust Services Division, 3 Park Plaza, Irvine, California 92614, Attention: Residential Funding Corporation Series 1998-S29 or such other address as may hereafter be furnished to the Company and the Master Servicer in writing by the Trustee, (d) in the case of Fitch IBCA, One State Street Plaza, New York, New York 10004, or such other address as may hereafter be furnished to the Company, the Trustee and the Master Servicer in writing by Fitch IBCA, and (e) in the case of Standard & Poor's, 25 Broadway, New York, New York 10004 or such other address as may be hereafter furnished to the Company, the Trustee and the Master Servicer by Standard & Poor's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register.

     SECTION 11.06.  Notices to Rating Agency.

      The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

           (a)    a material change or amendment to this Agreement,

           (b)    the occurrence of an Event of Default,

           (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

           (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by
      Section 3.12 or the cancellation or modification of coverage under any such instrument,

           (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

           (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

           (g) a change in the location of the Custodial Account or the Certificate Account,

           (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

           (i)    the occurrence of the Final Distribution Date, and

           (j)    the repurchase of or substitution for any Mortgage Loan;

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

     SECTION 11.07.  Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 11.08.  Supplemental Provisions for Resecuritization.

      This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

      Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

      IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.
[Seal]
                                          By:
                               Name: Randy Van Zee
                                                Title: Vice President


Attest:
       Name:    Timothy A. Kruse
       Title:  Vice President


                                          RESIDENTIAL FUNDING
                                          CORPORATION
[Seal]
                                          By:
                                                Name: Timothy A. Kruse
                                 Title: Director


Attest:
      Name:    Randy Van Zee
      Title:   Director


                             BANKERS TRUST COMPANY,
                                          as Trustee
[Seal]
                                          By:
                                                Name:
                                                Title:


Attest:
      Name:
      Title:

STATE OF MINNESOTA  )
                              ) ss.:
COUNTY OF HENNEPIN  )


            On the 30th day of December, 1998 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                    Notary Public


[Notarial Seal]

STATE OF MINNESOTA  )
                              ) ss.:
COUNTY OF HENNEPIN  )


            On the 30th day of December, 1998 before me, a notary public in and for said State, personally appeared Timothy A. Kruse, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                    Notary Public


 [Notarial Seal]

STATE OF CALIFORNIA  )
                              ) ss.:
COUNTY OF ORANGE  )



            On the 30th day of December, 1998 before me, a notary public in and for said State, personally appeared ________________, known to me to be a Vice President of Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said New York banking corporation, and acknowledged to me that such New York banking corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                    Notary Public


[Notarial Seal]

                                  EXHIBIT A

                         FORM OF CLASS A CERTIFICATE

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

            [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

            [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 30, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No. ____              [___]% [Variable]Pass-Through Rate [based on a
                                     Notional Amount]
Class A-__ Senior                    Percentage Interest: [___]%

Date of Pooling and Servicing
Agreement and Cut-off Date:
December 1, 1998

                      ggregate [Initial Certificate Principal Balance] [Notional
                                     Amount] of the Class A-_____ Certificates:
                                     $-------------
First Distribution Date:
January 25, 1999

Master Servicer:                     [Initial] [Certificate Principal
Residential Funding        Balance] [Class A-V] [Subclass] [Notional Amount] of
Corporation                          this
                                     Certificate: $_____________

Assumed Final                        CUSIP:  _________-_____
Distribution Date:
December 25, 2013


                      MORTGAGE PASS-THROUGH CERTIFICATE

                               Series 1998-S29


      evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

      This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This certifies that [Cede & Co.] is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial Class A-V Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all

Class A-___ Certificates] [Initial Class A-V Notional Amounts of all Class A-V Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-__ Certificates on such Distribution Date. The Class A-V Notional Amount of the Class A-V Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Class A-V Certificates.] [The Subclass Notional Amount of the Class A-V-[ ] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Class A-V-[ ] Certificates immediately prior to such date.] [The Class A-V[- ] Certificates have no Certificate Principal Balance.]

      Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

      Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. [The [Initial Certificate Principal Balance] [Initial Class A-V Notional Amount] [Initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

      This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

      As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

      This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:
                                    BANKERS TRUST COMPANY,
                                    as Trustee


                                    By:
                              Authorized Signatory




                        CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.


                                    BANKERS TRUST COMPANY,
                                    as Certificate Registrar


                                    By:
                              Authorized Signatory

                                  ASSIGNMENT


            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto__________________________________________________________________________
______ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and
deliver         such         Certificate         to        the         following
address:_______________________________________________________________________



Dated:
                      Signature by or on behalf of assignor




                              Signature Guaranteed


                          DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

            Distributions  shall be made,  by wire  transfer  or  otherwise,  in
immediately                  available                  funds                 to
_______________________________________________________________________
____________________________________________for       the       account       of
______________________   account   number,   or,  if   mailed   by   check,   to
____________________ Applicable statements should be mailed to______________________________________

            This information is provided by ______________________________,  the assignee named above, or ______________________________________________,  as its
agent.

                                  EXHIBIT B

                         FORM OF CLASS M CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 30, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_________________OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS % AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_________________ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

NO TRANSFER OF THIS CLASS M CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED EITHER (A) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE COMPANY AND THE MASTER SERVICER WITH RESPECT TO THE PERMISSIBILITY OF SUCH TRANSFER UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND SECTION 4975 OF THE CODE AND STATING, AMONG OTHER THINGS, THAT THE TRANSFEREE'S ACQUISITION OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA

OR  SECTION  4975  OF THE  CODE  OR (B) A  REPRESENTATION  LETTER,  IN THE  FORM
DESCRIBED IN THE AGREEMENT, EITHER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), OR STATING THAT (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95- 60), AND
(III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY").

NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

            1. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT A PLAN INVESTOR OR
      (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

            2. IF THIS  CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD
      IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR OR (II) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. ___                       6.25% Pass-Through Rate

Class M-_______ Subordinate             Aggregate Certificate Principal Balance
                          of the Class M Certificates:
                                          $---------------

Date of Pooling and Servicing             Initial Certificate Principal
Agreement and Cut-off Date:               Balance of this Certificate:
December 1, 1998                          $_______________

First Distribution Date:                  CUSIP: _________-_____
January 25, 1999

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
December 25, 2013

                      MORTGAGE PASS-THROUGH CERTIFICATE,
                               Series 1998-S29


      evidencing a percentage interest in any distributions allocable to the Class M-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-__ Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

            As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:
                                    BANKERS TRUST COMPANY,
                                     as Trustee


                                    By:
                              Authorized Signatory



                        CERTIFICATE OF AUTHENTICATION

            This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.


                                    BANKERS TRUST COMPANY,
                                     as Certificate Registrar


                                    By:
                              Authorized Signatory

                                  ASSIGNMENT


            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto__________________________________________________________________________
______________________________________  (Please  print  or  typewrite  name  and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.


            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and
deliver         such         Certificate         to        the         following
address:_______________________________________________________________________




Dated:

                                       Signature by or on behalf of assignor



                                                   Signature Guaranteed




                          DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:


            Distributions  shall be made,  by wire  transfer  or  otherwise,  in
immediately                  available                  funds                 to
_________________________________________________________________for the account
of   ________________________________________________________   account   number
_______________________        or,        if        mailed       by       check,
to________________________________  ____________  statements should be mailed to
_____________________________________


            This               information              is              provided
by__________________________________________
________________________________________________,  the assignee named above,  or
___________________________________________, as its agent.

                                  EXHIBIT C

                         FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 30, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No. __                           6.25% Pass-Through Rate

Class B-__ Subordinate                       Aggregate Certificate
                                Principal Balance
                                of the Class B-__
                               Certificates as of
                                             $---------------

Date of Pooling and Servicing Agreement and  Initial Certificate Principal
Cut-off Date:                                Balance of this Certificate:
December 1, 1998                             $_______________

First Distribution Date:
January 25, 1999

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:

                      MORTGAGE PASS-THROUGH CERTIFICATE,
                               Series 1998-S29

      evidencing a percentage interest in any distributions allocable to the Class B-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that Residential Funding Mortgage Securities I, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

            No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:
                                    BANKERS TRUST COMPANY,
                                     as Trustee



                                    By:
                              Authorized Signatory



                        CERTIFICATE OF AUTHENTICATION


            This is one of the Class B-__ Certificates referred to in the within-mentioned Agreement.


                                    BANKERS TRUST COMPANY,
                                     as Certificate Registrar



                                    By:
                              Authorized Signatory

                                  ASSIGNMENT


            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto__________________________________________________________________________
__________________________________(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and
deliver         such         Certificate         to        the         following
address:_______________________________________________________________________



Dated:

                                  Signature by or on behalf of assignor




                              Signature Guaranteed



                          DISTRIBUTION INSTRUCTIONS


            The  assignee   should   include  the   following  for  purposes  of
distribution:

            Distributions  shall be made,  by wire  transfer  or  otherwise,  in
immediately                  available                  funds                 to
_______________________________________________________________________
______________________________________________________________  the  account  of
____________________________________________number  ____________________________
or,  if mailed  by  check,  to______________________________________  statements
should                                 be                                 mailed
to________________________________________________________________________
-------------------------------------------------------------------------------.

            This information is provided by _______________________________, the
assignee                    named                   above,                    or
_______________________________________________________, as its agent.

                                  EXHIBIT D

                         FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(A) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE.

NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. ___                            6.25% Pass-Through Rate

Class R Senior Certificate                     Aggregate Initial
                                               Principal  Balance of the class R
                                               Certificates:
                                                 $100.00

Date of Pooling and Servicing                  Initial Certificate Principal
Agreement and Cut-off Date:                    Balance of this Certificate:
December 1, 1998                               $____________

First Distribution Date:                       Percentage Interest:
January 25, 1999                               ____________%

Master Servicer:                               CUSIP  ____________ - ___________
Residential Funding Corporation

Assumed Final Distribution Date:
December 25, 2013

                      MORTGAGE PASS-THROUGH CERTIFICATE,
                               Series 1998-S29


      evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

            Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

            No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the

Employee  Retirement  Income  Security  Act of 1974,  as amended  ("ERISA")  and
Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:
                                    BANKERS TRUST COMPANY
                                     as Trustee



                                    By:
                              Authorized Signatory



                        CERTIFICATE OF AUTHENTICATION

            This is one of the Class R Certificates referred to in the within-mentioned Agreement.


                                    BANKERS TRUST COMPANY,
                                     as Certificate Registrar



                                    By:
                              Authorized Signatory

                                  ASSIGNMENT


            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto_____________________________________________________________________Please
print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and
deliver         such         Certificate         to        the         following
address:_______________________________________________________________________




Dated:

                                           Signature by or on behalf of assignor





                              Signature Guaranteed




                          DISTRIBUTION INSTRUCTIONS


            The  assignee   should   include  the   following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise,  in immediately
available                                funds                                to
_____________________________________________________________________        the
account
of_______________________________________________________________________ number
_____________________,        or,        if        mailed        by       check,
to______________________________________   statements   should   be   mailed  to
------------------------------------------------------.

            This  information  is provided by  ________________________________,
the              assignee              named              above,              or
____________________________________________________, as its agent.

                                  EXHIBIT E

                             CUSTODIAL AGREEMENT


            THIS CUSTODIAL AGREEMENT (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE "AGREEMENT"), DATED AS OF DECEMBER 1, 1998, BY AND AMONG BANKERS TRUST COMPANY, AS TRUSTEE (INCLUDING ITS SUCCESSORS UNDER THE POOLING AGREEMENT DEFINED BELOW, THE "TRUSTEE"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (TOGETHER WITH ANY SUCCESSOR IN INTEREST, THE "COMPANY"), RESIDENTIAL FUNDING CORPORATION, AS MASTER SERVICER (TOGETHER WITH ANY SUCCESSOR IN INTEREST OR SUCCESSOR UNDER THE POOLING AGREEMENT REFERRED TO BELOW, THE "MASTER SERVICER"), AND NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (TOGETHER WITH ANY SUCCESSOR IN INTEREST OR ANY SUCCESSOR APPOINTED HEREUNDER, THE "CUSTODIAN").

W I T N E S S E T H T H A T :

            WHEREAS, THE COMPANY, THE MASTER SERVICER, AND THE TRUSTEE HAVE ENTERED INTO A POOLING AND SERVICING AGREEMENT DATED AS OF DECEMBER 1, 1998,
RELATING TO THE ISSUANCE OF RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998- S29 (AS IN EFFECT ON THE DATE OF THIS AGREEMENT, THE "ORIGINAL POOLING AGREEMENT," AND AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE "POOLING AGREEMENT"); AND

            WHEREAS, THE CUSTODIAN HAS AGREED TO ACT AS AGENT FOR THE TRUSTEE FOR THE PURPOSES OF RECEIVING AND HOLDING CERTAIN DOCUMENTS AND OTHER INSTRUMENTS DELIVERED BY THE COMPANY AND THE MASTER SERVICER UNDER THE POOLING AGREEMENT, ALL UPON THE TERMS AND CONDITIONS AND SUBJECT TO THE LIMITATIONS HEREINAFTER SET FORTH;

            NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES AND THE MUTUAL COVENANTS AND AGREEMENTS HEREINAFTER SET FORTH, THE TRUSTEE, THE COMPANY, THE MASTER SERVICER AND THE CUSTODIAN HEREBY AGREE AS FOLLOWS:

ARTICLE 1

Definitions

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

ARTICLE 2

Custody of Mortgage Documents

     SECTION 2.01 Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage

Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

     SECTION 2.02 Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

     SECTION 2.03 Review of Mortgage Files.

               (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

               (b) Within 45 days of the initial  issuance of the  Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. In the event that any Mortgage Note or Assignment of Mortgage has been delivered to the Custodian by the Company in blank, the Custodian, upon the direction of the Company, shall cause each such Mortgage Note to be endorsed to the Trustee and each such Assignment of Mortgage to be completed in the name of the Trustee prior to the date on which such Interim Certification is delivered to the Trustee. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection (c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to e on their face. If in performing the review required by this Section 2.03 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

               (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

      Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

     SECTION 2.04 Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

     SECTION 2.05 Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

             From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File to the Master Servicer. The Master Servicer shall cause each Mortgage File so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or
(ii) the Mortgage File or any document therein has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement. In addition, upon the request of the Master Servicer, the Custodian will send to the Master Servicer copies of any documents contained in the Mortgage File so requested.

     SECTION 2.06 Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

ARTICLE 3

Concerning the Custodian

     SECTION 3.01 Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.05 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

     SECTION 3.02 Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

     SECTION  3.03  Custodian  May  Own  Certificates.   The  Custodian  in  its
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

     SECTION 3.04 Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

     SECTION 3.05 Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.07 and shall be unaffiliated with the Master Servicer or the Company.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.05 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

     SECTION 3.06 Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 3.07 Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

ARTICLE 4

Miscellaneous Provisions

     SECTION 4.01 Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

     SECTION 4.02 Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

     SECTION 4.03 Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

     SECTION 4.04 Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     SECTION 4.05 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.


Address:                            BANKERS TRUST COMPANY,
                             as Trustee
3 Park Plaza
Irvine, California  92614
Attention:  RFMSI, Series 1998-S29
                                    By:
                                  Name:
                              Title: Vice President


Address:                            RESIDENTIAL FUNDING MORTGAGE
                                    SECURITIES I, INC.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437


                                    By:
                                  Name:
                              Title: Vice President



Address:                            RESIDENTIAL FUNDING
                                    CORPORATION,
                                    as Master Servicer
8400 Normandale Lake Boulevard,
Suite 700
Minneapolis, Minnesota 55437
                                    By:
                                  Name:
                                          Title:  Director


Address:                            NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION
401 Second Avenue South
Minneapolis, Minnesota  55479

                                    By:
                                          Name:
                                          Title:  Trust Officer

STATE OF CALIFORNIA  )
                              ) SS.:
COUNTY OF ORANGE  )


            ON THE 30TH DAY OF DECEMBER, 1998, BEFORE ME, A NOTARY PUBLIC IN AND FOR SAID STATE, PERSONALLY APPEARED _______________________, KNOWN TO ME TO BE A VICE PRESIDENT OF BANKERS TRUST COMPANY, A NATIONAL BANKING ASSOCIATION THAT EXECUTED THE WITHIN INSTRUMENT, AND ALSO KNOWN TO ME TO BE THE PERSON WHO
EXECUTED IT ON BEHALF OF SAID CORPORATION AND ACKNOWLEDGED TO ME THAT SUCH CORPORATION EXECUTED THE WITHIN INSTRUMENT.

            IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL THE DAY AND YEAR IN THIS CERTIFICATE FIRST ABOVE WRITTEN.



                                  NOTARY PUBLIC


[SEAL]

                                    E-9

STATE OF MINNESOTA )
                        ) SS.:
COUNTY OF HENNEPIN )


            ON THE 30TH DAY OF DECEMBER, 1998, BEFORE ME, A NOTARY PUBLIC IN AND FOR SAID STATE, PERSONALLY APPEARED ________________, KNOWN TO ME TO BE A TRUST OFFICER OF NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION THAT EXECUTED THE WITHIN INSTRUMENT, AND ALSO KNOWN TO ME TO BE THE PERSON WHO EXECUTED IT ON BEHALF OF SAID NATIONAL BANKING ASSOCIATION, AND ACKNOWLEDGED TO ME THAT SUCH NATIONAL BANKING ASSOCIATION EXECUTED THE WITHIN INSTRUMENT.

            IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL THE DAY AND YEAR IN THIS CERTIFICATE FIRST ABOVE WRITTEN.


                                  NOTARY PUBLIC


[SEAL]

                                    E-10

STATE OF MINNESOTA )
                        ) SS.:
COUNTY OF HENNEPIN )


            ON THE 30TH DAY OF DECEMBER, 1998, BEFORE ME, A NOTARY PUBLIC IN AND FOR SAID STATE, PERSONALLY APPEARED ________________, KNOWN TO ME TO BE A VICE PRESIDENT OF RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., ONE OF THE CORPORATIONS THAT EXECUTED THE WITHIN INSTRUMENT, AND ALSO KNOWN TO ME TO BE THE PERSON WHO EXECUTED IT ON BEHALF OF SAID CORPORATION, AND ACKNOWLEDGED TO ME THAT SUCH CORPORATION EXECUTED THE WITHIN INSTRUMENT.

            IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL THE DAY AND YEAR IN THIS CERTIFICATE FIRST ABOVE WRITTEN.



                                             NOTARY PUBLIC


[NOTARIAL SEAL]




STATE OF MINNESOTA   )
                              ) SS:
COUNTY OF HENNEPIN   )


            ON THE 30TH DAY OF DECEMBER, 1998, BEFORE ME, A NOTARY PUBLIC IN AND FOR SAID STATE, PERSONALLY APPEARED ________________, KNOWN TO ME TO BE A DIRECTOR OF RESIDENTIAL FUNDING CORPORATION, ONE OF THE CORPORATIONS THAT
EXECUTED  THE  WITHIN  INSTRUMENT,  AND ALSO  KNOWN TO ME TO BE THE  PERSON  WHO
EXECUTED IT ON BEHALF OF SAID CORPORATION, AND ACKNOWLEDGED TO ME THAT SUCH CORPORATION EXECUTED THE WITHIN INSTRUMENT.

            IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED MY OFFICIAL SEAL THE DAY AND YEAR IN THIS CERTIFICATE FIRST ABOVE WRITTEN.





                                  NOTARY PUBLIC


[NOTARIAL SEAL]


                                    E-11

                                 EXHIBIT ONE

                              FORM OF CUSTODIAN
                            INITIAL CERTIFICATION


                              DECEMBER 30, 1998


BANKERS TRUST COMPANY
3 PARK PLAZA
IRVINE, CALIFORNIA  92614

ATTENTION: RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., SERIES 1998-S29

RE: CUSTODIAL AGREEMENT DATED AS OF DECEMBER 1, 1998, BY AND AMONG BANKERS TRUST COMPANY, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., RESIDENTIAL FUNDING CORPORATION AND NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, MORTGAGE PASS- THROUGH CERTIFICATES, SERIES 1998-S29

LADIES AND GENTLEMEN:

            IN ACCORDANCE WITH SECTION 2.3 OF THE ABOVE-CAPTIONED CUSTODIAL AGREEMENT, AND SUBJECT TO SECTION 2.02 OF THE POOLING AGREEMENT, THE UNDERSIGNED, AS CUSTODIAN, HEREBY CERTIFIES THAT IT HAS RECEIVED A MORTGAGE FILE (WHICH CONTAINS AN ORIGINAL MORTGAGE NOTE OR AN ORIGINAL LOST NOTE AFFIDAVIT WITH A COPY OF THE RELATED MORTGAGE NOTE) TO THE EXTENT REQUIRED IN SECTION 2.01(B) OF THE POOLING AGREEMENT WITH RESPECT TO EACH MORTGAGE LOAN LISTED IN THE MORTGAGE LOAN SCHEDULE WITH ANY EXCEPTIONS LISTED ON SCHEDULE A ATTACHED HERETO.

            CAPITALIZED WORDS AND PHRASES USED HEREIN SHALL HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THEM IN THE ABOVE-CAPTIONED CUSTODIAL AGREEMENT.



                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION


                                    BY:
                                          NAME:
                                          TITLE:

                                 EXHIBIT TWO

                   FORM OF CUSTODIAN INTERIM CERTIFICATION


                         ________________ ____, 1998


BANKERS TRUST COMPANY
3 PARK PLAZA
IRVINE, CALIFORNIA  92614

ATTENTION: RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., SERIES 1998-S29

RE: CUSTODIAL AGREEMENT DATED AS OF DECEMBER 1, 1998, BY AND AMONG BANKERS TRUST COMPANY, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., RESIDENTIAL FUNDING CORPORATION AND NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, MORTGAGE PASS- THROUGH CERTIFICATES, SERIES 1998-S29

LADIES AND GENTLEMEN:

            IN ACCORDANCE WITH SECTION 2.3 OF THE ABOVE-CAPTIONED CUSTODIAL AGREEMENT, THE UNDERSIGNED, AS CUSTODIAN, HEREBY CERTIFIES THAT IT HAS RECEIVED A MORTGAGE FILE TO THE EXTENT REQUIRED PURSUANT TO SECTION 2.01(B) OF THE POOLING AGREEMENT WITH RESPECT TO EACH MORTGAGE LOAN LISTED IN THE MORTGAGE LOAN SCHEDULE, AND IT HAS REVIEWED THE MORTGAGE FILE AND THE MORTGAGE LOAN SCHEDULE AND HAS DETERMINED THAT: ALL REQUIRED DOCUMENTS HAVE BEEN EXECUTED AND RECEIVED AND THAT SUCH DOCUMENTS RELATED TO THE MORTGAGE LOANS IDENTIFIED ON THE MORTGAGE LOAN SCHEDULE, WITH ANY EXCEPTIONS LISTED ON SCHEDULE A ATTACHED HERETO.

            CAPITALIZED WORDS AND PHRASES USED HEREIN SHALL HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THEM IN THE ABOVE-CAPTIONED CUSTODIAL AGREEMENT.



                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION


                                    BY:
                                          NAME:
                                          TITLE:

                                EXHIBIT THREE

                    FORM OF CUSTODIAN FINAL CERTIFICATION


                           _____________ ___, 1998


BANKERS TRUST COMPANY
3 PARK PLAZA
IRVINE, CALIFORNIA  92614

ATTENTION: RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., SERIES 1998-S29

RE: CUSTODIAL AGREEMENT DATED AS OF DECEMBER 1, 1998, BY AND AMONG BANKERS TRUST COMPANY, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., RESIDENTIAL FUNDING CORPORATION AND NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, MORTGAGE PASS- THROUGH CERTIFICATES, SERIES 1998-S29

LADIES AND GENTLEMEN:

            IN ACCORDANCE WITH SECTION 2.03 OF THE ABOVE-CAPTIONED CUSTODIAL AGREEMENT, THE UNDERSIGNED, AS CUSTODIAN, HEREBY CERTIFIES THAT IT HAS RECEIVED A MORTGAGE FILE WITH RESPECT TO EACH MORTGAGE LOAN LISTED IN THE MORTGAGE LOAN SCHEDULE CONTAINING (I) WITH RESPECT TO EACH SUCH MORTGAGE LOAN (OTHER THAN A COOPERATIVE LOAN):

                 (I) THE ORIGINAL  MORTGAGE NOTE,  ENDORSED  WITHOUT RECOURSE TO
            THE ORDER OF THE TRUSTEE AND SHOWING AN UNBROKEN CHAIN OF ENDORSEMENTS FROM THE ORIGINATOR THEREOF TO THE PERSON ENDORSING IT TO THE TRUSTEE OR AN ORIGINAL LOST NOTE AFFIDAVIT FROM THE RELATED SELLER OR RESIDENTIAL FUNDING STATING THAT THE ORIGINAL MORTGAGE NOTE WAS LOST, MISPLACED OR DESTROYED, TOGETHER WITH A COPY OF THE RELATED MORTGAGE NOTE;

                 (II) THE ORIGINAL MORTGAGE WITH EVIDENCE OF RECORDING INDICATED
            THEREON OR A COPY OF THE MORTGAGE CERTIFIED BY THE PUBLIC RECORDING OFFICE IN WHICH SUCH MORTGAGE HAS BEEN RECORDED;

                 (III) AN  ORIGINAL  ASSIGNMENT  OF THE  MORTGAGE TO THE TRUSTEE
            WITH EVIDENCE OF RECORDING INDICATED THEREON OR A COPY OF SUCH ASSIGNMENT CERTIFIED BY THE PUBLIC RECORDING OFFICE IN WHICH SUCH ASSIGNMENT HAS BEEN RECORDED;

                 (IV) WITH RESPECT TO EACH MORTGAGE LOAN OTHER THAN A COOPERATIVE LOAN, THE ORIGINAL RECORDED ASSIGNMENT OR ASSIGNMENTS OF THE MORTGAGE SHOWING AN UNBROKEN CHAIN OF TITLE FROM THE ORIGINATOR THEREOF TO THE PERSON ASSIGNING IT TO THE TRUSTEE OR A COPY OF SUCH ASSIGNMENT OR ASSIGNMENTS OF THE MORTGAGE CERTIFIED BY THE PUBLIC RECORDING OFFICE IN WHICH SUCH ASSIGNMENT OR ASSIGNMENTS HAVE BEEN RECORDED; AND

                 (V) THE ORIGINAL OF EACH MODIFICATION, ASSUMPTION AGREEMENT OR PREFERRED

            LOAN AGREEMENT, IF ANY, RELATING TO SUCH MORTGAGE LOAN OR A COPY OF EACH MODIFICATION, ASSUMPTION AGREEMENT OR PREFERRED LOAN AGREEMENT CERTIFIED BY THE PUBLIC RECORDING OFFICE IN WHICH SUCH DOCUMENT HAS BEEN RECORDED;

AND (II) WITH RESPECT TO EACH COOPERATIVE LOAN SO ASSIGNED:

                  (I) THE ORIGINAL  MORTGAGE NOTE,  ENDORSED WITHOUT RECOURSE TO
            THE ORDER OF THE TRUSTEE AND SHOWING AN UNBROKEN CHAIN OF ENDORSEMENTS FROM THE ORIGINATOR THEREOF TO THE PERSON ENDORSING IT TO THE TRUSTEE, OR WITH RESPECT TO ANY DESTROYED MORTGAGE NOTE, AN ORIGINAL LOST NOTE AFFIDAVIT FROM THE RELATED SELLER OR RESIDENTIAL FUNDING STATING THAT THE ORIGINAL MORTGAGE NOTE WAS LOST, MISPLACED OR DESTROYED, TOGETHER WITH A COPY OF THE RELATED MORTGAGE NOTE;

                  (II) A COUNTERPART OF THE COOPERATIVE LEASE AND THE ASSIGNMENT
            OF PROPRIETARY LEASE TO THE ORIGINATOR OF THE COOPERATIVE LOAN WITH INTERVENING ASSIGNMENTS SHOWING AN UNBROKEN CHAIN OF TITLE FROM SUCH ORIGINATOR TO THE TRUSTEE;

                  (III) THE RELATED COOPERATIVE STOCK CERTIFICATE,  REPRESENTING
            THE RELATED COOPERATIVE STOCK PLEDGED WITH RESPECT TO SUCH COOPERATIVE LOAN, TOGETHER WITH AN UNDATED STOCK POWER (OR OTHER SIMILAR INSTRUMENT) EXECUTED IN BLANK;

                  (IV) THE ORIGINAL RECOGNITION  AGREEMENT BY THE COOPERATIVE OF
            THE  INTERESTS  OF  THE  MORTGAGEE   WITH  RESPECT  TO  THE  RELATED
            COOPERATIVE LOAN;

                  (V)   THE SECURITY AGREEMENT;

                  (VI) COPIES OF THE ORIGINAL UCC-1 FINANCING STATEMENT, AND ANY
            CONTINUATION STATEMENTS, FILED BY THE ORIGINATOR OF SUCH COOPERATIVE LOAN AS SECURED PARTY, EACH WITH EVIDENCE OF RECORDING THEREOF,
            EVIDENCING THE INTEREST OF THE ORIGINATOR UNDER THE SECURITY AGREEMENT AND THE ASSIGNMENT OF PROPRIETARY LEASE;

                  (VII) COPIES OF THE FILED UCC-3 ASSIGNMENTS OF THE SECURITY INTEREST REFERENCED IN CLAUSE (VI) ABOVE SHOWING AN UNBROKEN CHAIN OF TITLE FROM THE ORIGINATOR TO THE TRUSTEE, EACH WITH EVIDENCE OF RECORDING THEREOF, EVIDENCING THE INTEREST OF THE ORIGINATOR UNDER THE SECURITY AGREEMENT AND THE ASSIGNMENT OF PROPRIETARY LEASE;

                  (VIII) AN EXECUTED ASSIGNMENT OF THE INTEREST OF THE ORIGINATOR IN THE SECURITY AGREEMENT, ASSIGNMENT OF PROPRIETARY LEASE AND THE RECOGNITION AGREEMENT REFERENCED IN CLAUSE (IV) ABOVE, SHOWING AN UNBROKEN CHAIN OF TITLE FROM THE ORIGINATOR TO THE TRUSTEE;

                  (IX) THE ORIGINAL OF EACH MODIFICATION,  ASSUMPTION  AGREEMENT
            OR PREFERRED LOAN AGREEMENT, IF ANY, RELATING TO SUCH COOPERATIVE LOAN; AND

                  (X) AN EXECUTED UCC-1 FINANCING  STATEMENT  SHOWING THE MASTER
            SERVICER AS DEBTOR, THE COMPANY AS SECURED PARTY AND THE TRUSTEE AS ASSIGNEE AND AN EXECUTED UCC-1 FINANCING STATEMENT SHOWING THE COMPANY AS DEBTOR AND THE TRUSTEE AS

            SECURED PARTY, EACH IN A FORM SUFFICIENT FOR FILING, EVIDENCING THE INTEREST OF SUCH DEBTORS IN THE COOPERATIVE LOANS.

            CAPITALIZED WORDS AND PHRASES USED HEREIN SHALL HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THEM IN THE ABOVE-CAPTIONED CUSTODIAL AGREEMENT.



                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION


                                    BY:
                                          NAME:
                                          TITLE:

                                  EXHIBIT F

                            MORTGAGE LOAN SCHEDULE


1

  RUN ON     : 12/22/98           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 09.56.28          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RFMSI I 1998-S29                               CUTOFF : 12/01/98
  POOL       : 0004343
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I     LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1736039          A06/G01             F          447,000.00         ZZ
                                         180        447,000.00          1
    4450 PONTIAC TRAIL                 6.750          3,955.55         32
                                       6.500          3,955.55    1,400,000.00
    ORCHARD LAKE     MI   48323          5            11/04/98         00
    0431121755                           05           01/01/99          0
    0009813954                           O            12/01/13
    0


    1737394          B24/K06             F          650,000.00         ZZ
                                         180        639,953.72          1
    11 LONDONDERRY DRIVE               7.375          5,979.50         65
                                       7.125          5,979.50    1,000,000.00
    GREENWICH        CT   06830          2            06/05/98         00
    0430828103                           05           08/01/98          0
    00                                   O            07/01/13
    0


    1741807          638/K06             F          234,500.00         ZZ
                                         180        229,157.50          1
    17901 WHEATRIDGE DRIVE             7.500          2,173.84         79
                                       7.250          2,173.84      300,000.00
    GERMANTOWN       MD   20874          2            04/16/98         00
    0430811422                           03           06/01/98          0
    8728211                              O            05/01/13
    0


    1749801          A52/K06             F           42,395.00         ZZ
                                         180         41,590.75          1
    302 26TH STREET NORTH              7.250            387.01         80
                                       7.000            387.01       53,000.00
    OPELIKA          AL   36801          2            05/26/98         00
    0430819292                           05           07/01/98          0
1


    6003                                 O            06/01/13
    0


    1750196          025/025             F          265,000.00         ZZ
                                         173        257,703.26          1
    13744 PLAINVIEW ROAD               7.125          2,455.05         70
                                       6.875          2,455.05      380,000.00
    ODESSA           FL   33556          4            04/15/98         00
    812335                               05           05/01/98          0
    812335                               O            09/01/12
    0


    1779760          299/K06             F          460,000.00         ZZ
                                         180        450,868.95          1
    3021 SEA PINES PLACE               6.875          4,102.54         80
                                       6.625          4,102.54      575,000.00
    LEAGUE CITY      TX   77573          1            06/02/98         00
    0430927830                           03           07/01/98          0
    0000875344                           O            06/01/13
    0


    1784434          A06/G01             F          352,000.00         ZZ
                                         180        348,720.43          1
    37702 CHERRY HILL                  7.250          3,213.28         54
                                       7.000          3,213.28      660,000.00
    FARMINGTON HILL  MI   48331          5            08/07/98         00
    0430993428                           05           10/01/98          0
    001000009810195                      O            09/01/13
    0


    1784778          L47/G01             F          328,000.00         ZZ
                                         180        326,976.37          1
    1114 GAINSBORO ROAD                7.125          2,971.13         77
                                       6.875          2,971.13      430,000.00
    LOWER MERION TO  PA   19004          2            10/14/98         00
    0431101773                           05           12/01/98          0
    1784778                              O            11/01/13
    0


    1787930          H87/G01             F          255,000.00         ZZ
                                         180        254,212.83          1
    151 - 24 12TH ROAD                 7.250          2,327.80         73
                                       7.000          2,327.80      350,000.00
    WHITESTONE       NY   11357          5            10/06/98         00
    0431061456                           05           12/01/98          0
    9807559                              O            11/01/13
    0


1


    1794294          G15/G01             F           65,000.00         ZZ
                                         180         65,000.00          1
    1316 CENTRAL AVE                   7.250            593.37         23
                                       7.000            593.37      295,000.00
    UNION CITY       NJ   07087          5            11/06/98         00
    0431117662                           05           01/01/99          0
    01794294                             O            12/01/13
    0


    1796354          L86/G01             F          376,000.00         ZZ
                                         180        376,000.00          1
    1917 GRANT AVENUE                  6.750          3,327.26         80
                                       6.500          3,327.26      470,000.00
    REDONDO BEACH    CA   90278          1            11/04/98         00
    0431109016                           05           01/01/99          0
    60077                                O            12/01/13
    0


    1797130          A59/G01             F          115,000.00         ZZ
                                         180        114,644.99          1
    11371 EAST FRENCH LAKE ROAD        7.250          1,049.80         43
                                       7.000          1,049.80      270,000.00
    OSSEO            MN   55369          5            10/27/98         00
    0431090232                           05           12/01/98          0
    1797130                              O            11/01/13
    0


    1798892          G34/G01             F          102,000.00         ZZ
                                         180        101,368.36          2
    15441 AND 15449 TUBA STREET        7.250            931.12         67
                                       7.000            931.12      153,000.00
    MISSION HILLS    CA   91345          2            09/16/98         00
    0431116052                           05           11/01/98          0
    1018661                              O            10/01/13
    0


    1802647          702/702             F          264,000.00         ZZ
                                         156        264,000.00          1
    182 FOREST'S EDGE                  6.500          2,511.14         74
                                       6.250          2,511.14      360,000.00
    HINESBURG        VT   05461          2            10/28/98         00
    2058352                              05           01/01/99          0
    2058352                              O            12/01/11
    0


    1804100          F59/G01             F          118,000.00         ZZ
                                         180        117,651.37          1
    26 PARKRIDGE ROAD                  7.750          1,110.71         62
                                       7.500          1,110.71      192,500.00
1


    WAYLAND          MA   01778          5            09/28/98         00
    0431064989                           05           12/01/98          0
    0000                                 O            11/01/13
    0


    1805874          116/116             F          338,400.00         ZZ
                                         180        336,211.78          1
    10 ARGONNE PLACE                   6.750          2,994.54         80
                                       6.500          2,994.54      423,000.00
    THE WOODLANDS    TX   77382          1            09/25/98         00
    UNKNOWN                              03           11/01/98          0
    UNKNOWN                              O            10/01/13
    0


    1809193          K21/G01             F          350,000.00         ZZ
                                         180        350,000.00          1
    229 SHERMAN CANAL                  7.000          3,145.90         44
                                       6.750          3,145.90      800,000.00
    LOS ANGELES      CA   90291          5            11/04/98         00
    0431116789                           05           01/01/99          0
    9810211                              O            12/01/13
    0


    1809378          A06/G01             F          526,500.00         ZZ
                                         180        524,820.79          1
    32550 ROCK RIDGE LANE              6.875          4,695.62         44
                                       6.625          4,695.62    1,200,000.00
    FARMINGTON HILL  MI   48334          2            10/08/98         00
    0431090877                           05           12/01/98          0
    0000                                 O            11/01/13
    0


    1809664          526/526             F          347,000.00         ZZ
                                         180        343,767.04          1
    20 BERGAMO                         7.250          3,167.63         74
                                       7.000          3,167.63      470,000.00
    LAGUNA NIGUEL    CA   92677          2            08/17/98         00
    332636                               03           10/01/98          0
    332636                               O            09/01/13
    0


    1810152          201/G01             F          318,700.00         ZZ
                                         180        316,704.88          1
    5750 MIDNIGHT PASS ROAD #101       7.125          2,886.89         75
                                       6.875          2,886.89      425,000.00
    SARASOTA         FL   34242          5            08/28/98         00
    0431040344                           08           11/01/98          0
    5490965703                           O            10/01/13
    0
1




    1810312          144/G01             F          700,000.00         ZZ
                                         180        697,743.13          1
    LOT 13 LILY POND PLACE             6.750          6,194.37         73
                                       6.500          6,194.37      965,900.00
    MOUNT PLEASANT   NY   10510          4            10/21/98         00
    0431088525                           05           12/01/98          0
    160612580                            O            11/01/13
    0


    1810464          H60/G01             F          150,000.00         ZZ
                                         180        147,149.19          1
    209 CHERRY HILL LANE               7.125          1,358.75         73
                                       6.875          1,358.75      207,000.00
    LAUREL           MD   20724          2            05/26/98         00
    0431044411                           03           07/01/98          0
    00000                                O            06/01/13
    0


    1811095          369/G01             F          256,251.00         ZZ
                                         180        252,988.75          1
    9025 KIRKHAM COURT                 7.000          2,303.26         72
                                       6.750          2,303.26      360,000.00
    INDIANAPOLIS     IN   46260          2            07/30/98         00
    0431060029                           03           09/01/98          0
    0070539366                           O            08/01/13
    0


    1811404          A06/G01             F          313,400.00         ZZ
                                         180        312,400.44          1
    633 LAKEVIEW                       6.875          2,795.08         57
                                       6.625          2,795.08      550,000.00
    BIRMINGHAM       MI   48009          2            10/29/98         00
    0431103472                           05           12/01/98          0
    00000000000000                       O            11/01/13
    0


    1812448          976/976             F          365,000.00         ZZ
                                         180        361,487.59          1
    133 HOLOPUNI ROAD                  6.875          3,255.27         68
                                       6.625          3,255.27      544,000.00
    KULA             HI   96790          2            08/28/98         00
    5138554                              05           10/01/98          0
    5138554                              O            09/01/13
    0


    1812451          976/976             F          366,500.00         ZZ
                                         180        363,010.85          1
1


    385 HILLSIDE COURT                 7.000          3,294.21         29
                                       6.750          3,294.21    1,300,000.00
    LAKE OZARKS      MO   65049          2            08/24/98         00
    5216881                              05           10/01/98          0
    5216881                              O            09/01/13
    0


    1812457          976/976             F          611,000.00         ZZ
                                         180        604,453.37          1
    409 OLD MILL LANE                  7.000          5,491.85         79
                                       6.750          5,491.85      779,000.00
    WYCKOFF          NJ   07481          2            08/28/98         00
    5268004                              05           10/01/98          0
    5268004                              O            09/01/13
    0


    1812458          976/976             F          300,000.00         ZZ
                                         180        298,101.50          1
    923 LINWOOD AVENUE                 7.000          2,696.49         78
                                       6.750          2,696.49      385,000.00
    RIDGEWOOD        NJ   07450          2            09/08/98         00
    5268014                              05           11/01/98          0
    5268014                              O            10/01/13
    0


    1812459          976/976             F          268,000.00         ZZ
                                         180        265,393.21          1
    7720 NORTH SPALDING LAKE DR        6.750          2,371.56         66
                                       6.500          2,371.56      410,000.00
    ATLANTA          GA   30350          2            08/07/98         00
    5271598                              03           10/01/98          0
    5271598                              O            09/01/13
    0


    1812460          976/976             F          240,000.00         T
                                         180        238,513.76          1
    2627 O STREET, NW                  7.250          2,190.88         80
                                       7.000          2,190.88      300,000.00
    WASHINGTON       DC   20007          1            09/18/98         00
    5309995                              05           11/01/98          0
    5309995                              O            10/01/13
    0


    1812464          976/976             F          245,000.00         ZZ
                                         180        242,642.34          1
    53 STACEY CIRCLE                   6.875          2,185.05         46
                                       6.625          2,185.05      535,000.00
    CONCORD          MA   01742          5            08/27/98         00
    5315972                              05           10/01/98          0
1


    5315972                              O            09/01/13
    0


    1812466          976/976             F          188,000.00         ZZ
                                         180        186,285.96          1
    35 CORNELL DRIVE                   7.500          1,742.79         43
                                       7.250          1,742.79      438,000.00
    PLAINVIEW        NY   11803          1            08/28/98         00
    5322919                              05           10/01/98          0
    5322919                              O            09/01/13
    0


    1812468          976/976             F          400,000.00         ZZ
                                         120        391,055.72          1
    121 BRIARCLIFF ROAD                7.125          4,670.15         48
                                       6.875          4,670.15      850,000.00
    SHOREHAM         NY   11786          2            08/24/98         00
    5332199                              05           10/01/98          0
    5332199                              O            09/01/08
    0


    1812470          976/976             F          375,000.00         ZZ
                                         180        372,677.78          1
    50 EAST 89TH STREET, #27D          7.250          3,423.24         44
                                       7.000          3,423.24      870,000.00
    NEW YORK         NY   10128          2            09/18/98         00
    5332204                              11           11/01/98          0
    5332204                              O            10/01/13
    0


    1812471          976/976             F          285,000.00         T
                                         180        282,227.85          1
    60 B WEST BEAVER CREEK BLVD        6.750          2,522.00         80
                                       6.500          2,522.00      356,250.00
    AVON             CO   81620          1            08/12/98         00
    5335631                              05           10/01/98          0
    5335631                              O            09/01/13
    0


    1812476          976/976             F          220,400.00         ZZ
                                         180        218,279.07          1
    4020 BOLES CREEK DRIVE             6.875          1,965.65         72
                                       6.625          1,965.65      310,000.00
    DULUTH           GA   30096          2            08/04/98         00
    5337388                              03           10/01/98          0
    5337388                              O            09/01/13
    0


1


    1812479          976/976             F          643,700.00         ZZ
                                         180        637,571.86          1
    303 SOUTH UNION STREET             7.000          5,785.76         76
                                       6.750          5,785.76      850,000.00
    ALEXANDRIA       VA   22314          2            08/24/98         00
    5339000                              09           10/01/98          0
    5339000                              O            09/01/13
    0


    1812490          976/976             F          295,000.00         ZZ
                                         180        291,586.26          1
    16 BIRDSALL FARM DRIVE             7.000          2,651.55         44
                                       6.750          2,651.55      675,000.00
    ARMONK           NY   10504          2            08/11/98         00
    5352407                              03           10/01/98          0
    5352407                              O            09/01/13
    0


    1812498          976/976             F          287,400.00         ZZ
                                         180        284,722.30          1
    1811 DURAND MILL DRIVE             7.250          2,623.57         64
                                       7.000          2,623.57      450,000.00
    ATLANTA          GA   30307          2            08/26/98         00
    5371216                              03           10/01/98          0
    5371216                              O            09/01/13
    0


    1812499          976/976             F          264,000.00         ZZ
                                         180        261,459.50          1
    1287 CUMBERLAND ROAD               6.875          2,354.50         80
                                       6.625          2,354.50      330,000.00
    ATLANTA          GA   30306          1            08/28/98         00
    5371253                              05           10/01/98          0
    5371253                              O            09/01/13
    0


    1812501          976/976             F          318,000.00         ZZ
                                         180        316,009.26          1
    4204 NOBLEMAN POINT                7.125          2,880.55         60
                                       6.875          2,880.55      530,000.00
    DULUTH           GA   30097          2            09/08/98         00
    5371609                              03           11/01/98          0
    5371609                              O            10/01/13
    0


    1812508          976/976             F          367,000.00         ZZ
                                         180        363,433.08          1
    359 WILTON ROAD WEST               7.000          3,298.70         70
                                       6.750          3,298.70      525,000.00
1


    RIDGEFIELD       CT   06877          2            08/27/98         00
    5381339                              05           10/01/98          0
    5381339                              O            09/01/13
    0


    1812512          976/976             F          388,000.00         ZZ
                                         180        384,306.15          1
    14810 WEST KIOWA CREEK LANE        7.000          3,487.46         80
                                       6.750          3,487.46      485,000.00
    COLORADO SPRING  CO   80908          1            08/13/98         00
    5383306                              05           10/01/98          0
    5383306                              O            09/01/13
    0


    1812518          976/976             F          370,000.00         ZZ
                                         180        366,515.28          1
    450 RIGHTERS MILL ROAD             7.125          3,351.58         50
                                       6.875          3,351.58      750,000.00
    NARBETH          PA   19072          2            08/19/98         00
    5385654                              05           10/01/98          0
    5385654                              O            09/01/13
    0


    1812519          976/976             F          500,000.00         ZZ
                                         180        495,188.45          1
    2633 HOWELL MILL RD.               6.875          4,459.28         48
                                       6.625          4,459.28    1,050,000.00
    ATLANTA          GA   30327          1            08/31/98         00
    5387819                              05           10/01/98          0
    5387819                              O            09/01/13
    0


    1812523          976/976             F          300,000.00         ZZ
                                         120        294,840.33          1
    14190 WEST WADSWORTH ROAD          7.250          3,522.04         75
                                       7.000          3,522.04      400,000.00
    WADSWORTH        IL   60083          5            08/26/98         00
    5389367                              05           10/01/98          0
    5389367                              O            09/01/08
    0


    1812524          976/976             F          298,500.00         ZZ
                                         180        294,907.80          1
    1397 URBAN DRIVE                   7.125          2,703.91         74
                                       6.875          2,703.91      408,000.00
    DARIEN           IL   60561          2            08/18/98         00
    5389568                              05           10/01/98          0
    5389568                              O            09/01/13
    0
1




    1812531          976/976             F          235,000.00         ZZ
                                         180        233,244.13          1
    5423 ORION ROAD                    7.250          2,145.23         47
                                       7.000          2,145.23      500,000.00
    ROCHESTER        MI   48306          2            09/04/98         00
    5399144                              05           11/01/98          0
    5399144                              O            10/01/13
    0


    1812543          976/976             F          419,200.00         ZZ
                                         180        414,247.58          1
    6414 MACLAURIN DRIVE               7.375          3,856.32         56
                                       7.125          3,856.32      750,000.00
    TAMPA            FL   33647          2            08/28/98         00
    5408002                              03           10/01/98          0
    5408002                              O            09/01/13
    0


    1812558          976/976             F          365,000.00         ZZ
                                         180        362,218.39          1
    3187 WEST 5255                     7.125          3,306.29         54
                                       6.875          3,306.29      680,000.00
    TRAFALGAR        IN   46181          2            09/04/98         00
    5503429                              05           11/01/98          0
    5503429                              O            10/01/13
    0


    1812566          976/976             F          440,000.00         ZZ
                                         180        435,811.11          1
    30 OXFORD STREET                   7.000          3,954.85         57
                                       6.750          3,954.85      780,000.00
    WINCHESTER       MA   01890          2            08/31/98         00
    5511762                              05           10/01/98          0
    5511762                              O            09/01/13
    0


    1812569          976/976             F          714,350.00         ZZ
                                         180        706,813.75          1
    3308 SABAL COVE LANE               6.875          6,370.97         75
                                       6.625          6,370.97      952,500.00
    LONG BOAT KEY    FL   32428          1            08/13/98         00
    5515997                              03           10/01/98          0
    5515997                              O            09/01/13
    0


    1812573          976/976             F          344,000.00         ZZ
                                         180        339,759.61          1
1


    1801 N. HUDSON                     7.375          3,164.54         80
                                       7.125          3,164.54      430,000.00
    OKLAHOMA CITY    OK   73103          2            07/17/98         00
    7970210                              05           09/01/98          0
    7970210                              O            08/01/13
    0


    1812577          976/976             F          257,000.00         ZZ
                                         180        253,763.11          1
    8156 S. ALBION ST.                 7.125          2,327.99         79
                                       6.875          2,327.99      327,500.00
    LITTLETON        CO   80122          2            08/03/98         00
    7978679                              03           09/01/98          0
    7978679                              O            08/01/13
    0


    1812578          976/976             F          428,000.00         ZZ
                                         180        423,969.03          1
    1108 SOUTH 113TH PLAZA             7.125          3,876.96         77
                                       6.875          3,876.96      560,000.00
    OMAHA            NE   68144          2            08/05/98         00
    7978946                              03           10/01/98          0
    7978946                              O            09/01/13
    0


    1812586          976/976             F          296,000.00         ZZ
                                         180        292,191.19          1
    1812 AVALON DR                     6.875          2,639.89         80
                                       6.625          2,639.89      370,472.00
    WHEELING         IL   60090          1            07/29/98         00
    7981460                              05           09/01/98          0
    7981460                              O            08/01/13
    0


    1812588          976/976             F          334,850.00         ZZ
                                         180        331,662.16          1
    6457 NORTHPORT DRIVE               7.000          3,009.73         80
                                       6.750          3,009.73      418,597.00
    DALLAS           TX   75230          1            08/18/98         00
    7981672                              05           10/01/98          0
    7981672                              O            09/01/13
    0


    1812591          976/976             F          280,150.00         ZZ
                                         180        277,539.84          1
    2211 AUGUSTA DR # 11               7.250          2,557.39         76
                                       7.000          2,557.39      370,000.00
    HOUSTON          TX   77057          2            08/11/98         00
    7982145                              03           10/01/98          0
1


    7982145                              O            09/01/13
    0


    1812593          976/976             F          260,000.00         ZZ
                                         180        256,725.34          1
    122 WALNUT GROVE RD.               7.125          2,355.16         80
                                       6.875          2,355.16      325,000.00
    RIDGEFIELD       CT   06877          1            07/29/98         00
    7982250                              05           09/01/98          0
    7982250                              O            08/01/13
    0


    1812594          976/976             F          454,000.00         ZZ
                                         180        451,126.95          1
    1507 BUTTRAM RD.                   7.000          4,080.68         35
                                       6.750          4,080.68    1,300,000.00
    OKLAHOMA CITY    OK   73120          5            09/04/98         00
    7982575                              05           11/01/98          0
    7982575                              O            10/01/13
    0


    1812595          976/976             F          269,000.00         ZZ
                                         120        264,467.15          1
    5550 BAHIA MAR CIRCLE              7.625          3,210.66         72
                                       7.375          3,210.66      375,000.00
    STONE MOUNTAIN   GA   30087          2            08/28/98         00
    7982715                              05           10/01/98          0
    7982715                              O            09/01/08
    0


    1812596          976/976             F          296,000.00         ZZ
                                         180        294,126.81          1
    705 RIOMAR DRIVE                   7.000          2,660.54         80
                                       6.750          2,660.54      370,000.00
    VERO BEACH       FL   32963          1            09/11/98         00
    7982904                              05           11/01/98          0
    7982904                              O            10/01/13
    0


    1812597          976/976             F          345,600.00         ZZ
                                         180        342,309.83          1
    204 SAVANNAH JON BLVD              7.000          3,106.35         76
                                       6.750          3,106.35      460,000.00
    BOERNE           TX   78015          2            08/21/98         00
    7984116                              05           10/01/98          0
    7984116                              O            09/01/13
    0


1


    1812598          976/976             F          250,100.00         ZZ
                                         180        247,744.53          1
    158 WEST BAYOU PARKWAY             7.125          2,265.48         67
                                       6.875          2,265.48      373,500.00
    LAFAYETTE        LA   70503          2            08/25/98         00
    7984261                              05           10/01/98          0
    7984261                              O            09/01/13
    0


    1814557          G82/G82             F          329,000.00         ZZ
                                         180        329,000.00          1
    2301 COUNTRY LANE                  6.500          2,865.94         68
                                       6.250          2,865.94      490,000.00
    MISSION          TX   78572          2            11/16/98         00
    1001528035                           05           01/01/99          0
    1001528035                           O            12/01/13
    0


    1817161          180/G01             F          250,000.00         ZZ
                                         180        247,619.95          1
    8300 EAST DIXILETA DRIVE           7.000          2,247.07         47
    #261                               6.750          2,247.07      540,000.00
    SCOTTSDALE       AZ   85262          4            08/20/98         00
    0431096304                           03           10/01/98          0
    4755393                              O            09/01/13
    0


    1818530          K21/G01             F          130,000.00         ZZ
                                         180        130,000.00          1
    623 NORTH TURNABOUT ROAD           6.750          1,150.38         16
                                       6.500          1,150.38      825,000.00
    ORANGE           CA   92869          2            11/01/98         00
    0431100072                           03           01/01/99          0
    9810305                              O            12/01/13
    0


    1818930          377/G01             F          366,800.00         ZZ
                                         180        365,642.76          1
    249 SHALE RIDGE COURT              7.000          3,296.91         80
                                       6.750          3,296.91      458,500.00
    COLUMBUS         OH   43235          2            10/02/98         00
    0431064070                           03           12/01/98          0
    6548028                              O            11/01/13
    0


    1819772          896/G01             F           63,000.00         T
                                         180         61,830.22          1
    1104 OAK COURT                     6.625            553.14         85
                                       6.375            553.14       74,500.00
1


    LINCOLNTON       GA   30817          4            09/10/98         19
    0431066042                           04           11/01/98         25
    0059263388                           O            10/01/13
    0


    1823802          F59/G01             F          475,000.00         ZZ
                                         180        475,000.00          1
    8 WEBSTER LANE                     6.750          4,203.32         62
                                       6.500          4,203.32      775,000.00
    WAYLAND          MA   01778          2            11/06/98         00
    0431098698                           05           01/01/99          0
    0000                                 O            12/01/13
    0


    1823826          G94/G01             F          227,000.00         ZZ
                                         180        226,299.26          1
    7305 VISTALMAR STREET              7.250          2,072.20         25
                                       7.000          2,072.20      937,500.00
    MIAMI            FL   33143          1            10/14/98         00
    0431116086                           05           12/01/98          0
    10245                                O            11/01/13
    0


    1824705          439/439             F          307,000.00         ZZ
                                         180        304,989.07          1
    105 STONECREST ROAD                6.600          2,691.21         43
                                       6.350          2,691.21      720,000.00
    RIDGEFIELD       CT   06877          2            09/15/98         00
    1977612                              05           11/01/98          0
    1977612                              O            10/01/13
    0


    1824706          439/439             F          284,000.00         ZZ
                                         180        282,233.64          1
    11335 DRYSDALE LANE                7.200          2,584.54         79
                                       6.950          2,584.54      360,000.00
    LOS ALAMITOS     CA   90720          2            09/01/98         00
    1978459                              05           11/01/98          0
    1978459                              O            10/01/13
    0


    1824707          439/439             F          520,000.00         ZZ
                                         180        516,793.82          1
    24938 NORMANS WAY                  7.300          4,761.56         65
                                       7.050          4,761.56      800,000.00
    CALABASAS        CA   91302          2            09/09/98         00
    1978890                              03           11/01/98          0
    1978890                              O            10/01/13
    0
1




    1824708          439/439             F          389,200.00         ZZ
                                         180        386,615.06          1
    233 PARK HILL DR                   6.900          3,476.52         78
                                       6.650          3,476.52      500,000.00
    OLMOS PARK       TX   78212          2            09/08/98         00
    1978912                              05           11/01/98          0
    1978912                              O            10/01/13
    0


    1824709          439/439             F          362,000.00         ZZ
                                         180        359,689.26          1
    10055 VANALDEN AVENUE              6.900          3,233.56         76
                                       6.650          3,233.56      480,000.00
    NORTHRIDGE       CA   91324          2            09/14/98         00
    1979046                              05           11/01/98          0
    1979046                              O            10/01/13
    0


    1824711          439/439             F          255,900.00         ZZ
                                         180        254,315.31          1
    6266 CAMINO VERDE DRIVE            7.250          2,336.02         67
                                       7.000          2,336.02      385,000.00
    SAN JOSE         CA   95119          5            08/27/98         00
    1980361                              05           11/01/98          0
    1980361                              O            10/01/13
    0


    1824712          439/439             F          427,000.00         ZZ
                                         180        423,315.20          1
    2279 LOCH WAY                      7.100          3,861.91         75
                                       6.850          3,861.91      574,000.00
    EL DORADO HILLS  CA   95762          2            09/10/98         00
    1981345                              05           11/01/98          0
    1981345                              O            10/01/13
    0


    1824713          439/439             F          395,000.00         ZZ
                                         180        392,467.71          1
    5 MIRADOR                          6.850          3,517.33         68
                                       6.600          3,517.33      585,000.00
    IRVINE           CA   92612          2            09/17/98         00
    1981392                              01           11/01/98          0
    1981392                              O            10/01/13
    0


    1824714          439/439             F          584,000.00         ZZ
                                         180        580,223.65          1
1


    390 CLARK STREET                   6.750          5,167.88         80
                                       6.500          5,167.88      730,000.00
    UPLAND           CA   91784          2            09/09/98         00
    1981477                              05           11/01/98          0
    1981477                              O            10/01/13
    0


    1824715          439/439             F          283,000.00         ZZ
                                         180        281,224.52          1
    77 LINCOLN DRIVE                   7.100          2,559.54         65
                                       6.850          2,559.54      440,000.00
    SAUSALITO        CA   94965          2            09/15/98         00
    1982471                              01           11/01/98          0
    1982471                              O            10/01/13
    0


    1824716          439/439             F          413,500.00         ZZ
                                         180        410,939.37          1
    4063 NARANJO DRIVE                 7.250          3,774.69         78
                                       7.000          3,774.69      535,000.00
    SANTA BARBARA    CA   93110          5            09/04/98         00
    1983754                              05           11/01/98          0
    1983754                              O            10/01/13
    0


    1824717          439/439             F          310,000.00         ZZ
                                         180        307,627.22          1
    1490 CAMINITO SOLIDAGO             7.150          2,812.43         69
                                       6.900          2,812.43      450,000.00
    LA JOLLA         CA   92037          2            09/09/98         00
    1984148                              01           11/01/98          0
    1984148                              O            10/01/13
    0


    1824718          439/439             F          450,000.00         ZZ
                                         180        447,189.03          1
    1715 CANDLESTICK LANE              7.150          4,082.56         72
                                       6.900          4,082.56      630,000.00
    NEWPORT BEACH    CA   92660          2            09/15/98         00
    1984547                              05           11/01/98          0
    1984547                              O            10/01/13
    0


    1824719          439/439             F          300,000.00         ZZ
                                         180        298,101.50          1
    558 CLINTON PLACE                  7.000          2,696.49         67
                                       6.750          2,696.49      450,000.00
    RIVER FOREST     IL   60305          2            09/25/98         00
    1984682                              05           11/01/98          0
1


    1984682                              O            10/01/13
    0


    1824720          439/439             F          246,000.00         ZZ
                                         180        244,409.28          1
    48 LOS FELIS DRIVE                 6.750          2,176.88         75
                                       6.500          2,176.88      328,000.00
    POMONA           CA   91766          2            09/22/98         00
    1986614                              05           11/01/98          0
    1986614                              O            10/01/13
    0


    1824721          439/439             F          320,000.00         ZZ
                                         180        317,684.75          1
    148 SOUTH EUCALYPTUS DRIVE         7.100          2,894.18         68
                                       6.850          2,894.18      475,000.00
    ANAHEIM HILLS    CA   92808          2            09/23/98         00
    1986775                              05           11/01/98          0
    1986775                              O            10/01/13
    0


    1825398          A06/G01             F          305,000.00         ZZ
                                         180        305,000.00          1
    3770 WEST MAPLE                    7.000          2,741.43         73
                                       6.750          2,741.43      420,000.00
    BLOOMFIELD HILL  MI   48301          2            11/03/98         00
    0431108307                           05           01/01/99          0
    9812328                              O            12/01/13
    0


    1825404          A06/G01             F          525,000.00         ZZ
                                         180        525,000.00          1
    1414 LAKESIDE                      6.875          4,682.24         62
                                       6.625          4,682.24      850,000.00
    BIRMINGHAM       MI   48009          5            11/05/98         00
    0431108265                           05           01/01/99          0
    9814598                              O            12/01/13
    0


    1826192          A06/G01             F          630,000.00         ZZ
                                         180        630,000.00          1
    1911 SHERWOOD GLEN                 6.750          5,574.93         63
                                       6.500          5,574.93    1,000,000.00
    BLOOMFIELD HILL  MI   48302          2            11/13/98         00
    0431107903                           05           01/01/99          0
    9814818                              O            12/01/13
    0


1


    1826304          387/G01             F          470,000.00         ZZ
                                         180        468,500.99          1
    817 MARTIN STREET                  6.875          4,191.72         70
                                       6.625          4,191.72      680,000.00
    MONTEREY         CA   93940          5            10/22/98         00
    0431125830                           05           12/01/98          0
    1540756                              O            11/01/13
    0


    1826865          757/G01             F          450,000.00         ZZ
                                         180        448,564.79          1
    950 PLEASANT HOLLOW TRAIL          6.875          4,013.34         47
                                       6.625          4,013.34      975,000.00
    ALPHARETTA       GA   30004          2            10/15/98         00
    0431078427                           05           12/01/98          0
    3589769                              O            11/01/13
    0


    1827443          638/G01             F          128,000.00         ZZ
                                         180        127,215.93          1
    10423 SANIBEL FALLS COURT          7.375          1,177.50         90
                                       7.125          1,177.50      143,640.00
    HOUSTON          TX   77095          1            09/17/98         10
    0431077395                           03           11/01/98         12
    08795742                             O            10/01/13
    0


    1828182          L66/G01             F          300,000.00         ZZ
                                         180        300,000.00          1
    779 AVENIDA SALVADOR               6.625          2,633.98         41
                                       6.375          2,633.98      745,000.00
    SAN CLEMENTE     CA   92672          5            11/02/98         00
    0431094820                           05           01/01/99          0
    10128198                             O            12/01/13
    0


    1828289          E22/G01             F          378,000.00         ZZ
                                         180        376,034.46          1
    1 TIMBER ROCK COURT                7.500          3,504.11         59
                                       7.250          3,504.11      650,000.00
    CEDAR GROVE      NJ   07009          2            10/16/98         00
    0410991764                           05           12/01/98          0
    410991764                            O            11/01/13
    0


    1828526          637/G01             F          300,000.00         ZZ
                                         180        298,121.94          1
    123 WOODSMOKE WAY                  7.125          2,717.50         75
                                       6.875          2,717.50      400,000.00
1


    FOLSOM           CA   95630          5            09/21/98         00
    0431095991                           05           11/01/98          0
    0013381488                           O            10/01/13
    0


    1828540          637/G01             F          320,000.00         ZZ
                                         180        317,930.78          1
    1419 ROSECREST TERRACE             6.750          2,831.71         54
                                       6.500          2,831.71      600,000.00
    SAN JOSE         CA   95126          2            09/30/98         00
    0431096015                           05           11/01/98          0
    0013358767                           O            10/01/13
    0


    1828589          526/526             F          750,300.00         ZZ
                                         180        743,233.58          1
    5310 ALDEA AVENUE                  7.125          6,796.45         50
                                       6.875          6,796.45    1,513,000.00
    ENCINO           CA   91316          2            08/27/98         00
    0334313                              05           10/01/98          0
    0334313                              O            09/01/13
    0


    1828630          637/G01             F          292,000.00         ZZ
                                         180        291,068.70          1
    1956 SAN PASQUAL STREET            6.875          2,604.22         35
                                       6.375          2,604.22      856,000.00
    PASADENA         CA   91107          2            10/06/98         00
    0431098649                           05           12/01/98          0
    0013418165                           O            11/01/13
    0


    1828641          A06/G01             F          249,800.00         ZZ
                                         180        249,800.00          1
    1058 CLEAR POINT CT                6.750          2,210.51         72
                                       6.500          2,210.51      350,000.00
    BLOOMFIELD       MI   48304          2            11/16/98         00
    0431115278                           05           01/01/99          0
    001000009814843                      O            12/01/13
    0


    1828954          356/G01             F          319,000.00         ZZ
                                         180        317,971.51          1
    106 TUSCANY WAY                    6.750          2,822.87         52
                                       6.500          2,822.87      620,000.00
    DANVILLE         CA   94506          2            09/30/98         00
    0431097948                           03           12/01/98          0
    2605269                              O            11/01/13
    0
1




    1829033          367/367             F          261,250.00         ZZ
                                         180        260,389.33          1
    3345 18TH STREET NW                6.500          2,275.77         95
                                       6.250          2,275.77      275,000.00
    WASHINGTON       DC   20010          1            10/21/98         10
    9809001136                           07           12/01/98         25
    9809001136                           O            11/01/13
    0


    1829055          A93/G01             F          105,000.00         ZZ
                                         120        105,000.00          1
    44 ALGONQUIN ROAD                  7.500          1,246.37         37
                                       7.250          1,246.37      288,000.00
    YONKERS          NY   10710          1            11/17/98         00
    0431112549                           05           01/01/99          0
    09982254                             O            12/01/08
    0


    1829077          195/G01             F          217,000.00         ZZ
                                         180        216,300.37          1
    14 FOREST AVENUE                   6.750          1,920.26         70
                                       6.500          1,920.26      310,000.00
    MORRIS PLAINS    NJ   07950          5            10/22/98         00
    0431098136                           05           12/01/98          0
    60062                                O            11/01/13
    0


    1829167          638/G01             F          510,000.00         ZZ
                                         180        508,319.85          1
    7250 CAMINITO CRUZADA              6.500          4,442.65         68
                                       6.250          4,442.65      750,000.00
    SAN DIEGO        CA   92037          2            10/01/98         00
    0431085182                           03           12/01/98          0
    8787677                              O            11/01/13
    0


    1829592          637/G01             F          370,000.00         ZZ
                                         180        368,807.08          1
    19090 PORTOS DRIVE                 6.750          3,274.17         41
                                       6.500          3,274.17      915,000.00
    SARATOGA         CA   95070          2            10/09/98         00
    0431100767                           05           12/01/98          0
    0010942985                           O            11/01/13
    0


    1829599          637/G01             F          312,600.00         ZZ
                                         180        311,613.76          1
1


    5808 CASTRANO DRIVE                7.000          2,809.74         61
                                       6.750          2,809.74      520,000.00
    SAN JOSE         CA   95129          2            10/08/98         00
    0431105618                           05           12/01/98          0
    0010944114                           O            11/01/13
    0


    1829606          637/G01             F          264,000.00         ZZ
                                         180        263,139.59          1
    1472 SAJAK AVENUE                  6.625          2,317.91         64
                                       6.375          2,317.91      417,000.00
    SAN JOSE         CA   95131          2            10/09/98         00
    0431097344                           05           12/01/98          0
    0013426788                           O            11/01/13
    0


    1829610          637/G01             F          136,000.00         ZZ
                                         180        135,570.92          1
    7957 REPRESA CIRCLE                7.000          1,222.41         56
                                       6.750          1,222.41      245,000.00
    CARLSBAD         CA   92009          2            10/08/98         00
    0431104470                           03           12/01/98          0
    0013422183                           O            11/01/13
    0


    1829674          526/526             F          110,000.00         ZZ
                                         180        107,154.85          1
    7242 W. CHERRY HILLS DRIVE         7.250          1,004.15         95
                                       7.000          1,004.15      116,000.00
    PEORIA           AZ   85345          2            04/24/98         12
    324957                               05           06/01/98         25
    324957                               O            05/01/13
    0


    1829697          526/526             F          108,000.00         ZZ
                                         180        107,301.64          1
    8771 NORTH LONE PINE COURT         6.750            955.70         29
                                       6.500            955.70      375,000.00
    PARK CITY        UT   84098          2            09/17/98         00
    337695                               05           11/01/98          0
    337695                               O            10/01/13
    0


    1829702          526/526             F          484,000.00         ZZ
                                         180        474,904.18          1
    1302 LUCKY JOHN DRIVE              7.250          4,418.26         49
                                       7.000          4,418.26    1,000,000.00
    PARK CITY        UT   84060          2            09/08/98         00
    338162                               05           11/01/98          0
1


    338162                               O            10/01/13
    0


    1829855          K08/G01             F          125,000.00         ZZ
                                         180        124,592.61          1
    12137 RIVERHILLS DRIVE             6.625          1,097.49         61
                                       6.375          1,097.49      205,000.00
    TAMPA            FL   33617          1            10/23/98         00
    0411103336                           05           12/01/98          0
    411103336                            O            11/01/13
    0


    1830030          637/G01             F          311,000.00         ZZ
                                         180        309,997.31          1
    843 HELENA DRIVE                   6.750          2,752.07         57
                                       6.250          2,752.07      547,000.00
    SUNNYVALE        CA   94087          2            10/08/98         00
    0431102250                           05           12/01/98          0
    0010918308                           O            11/01/13
    0


    1830102          976/976             F          429,400.00         ZZ
                                         180        419,646.97          1
    2428 UNDERWOOD STREET              6.875          3,829.63         72
                                       6.625          3,829.63      600,000.00
    HOUSTON          TX   77030          2            04/08/98         00
    5132315                              05           06/01/98          0
    5132315                              O            05/01/13
    0


    1830104          976/976             F          280,000.00         ZZ
                                         180        278,228.07          1
    14322 BEACON TRACE COURT           7.000          2,516.72         62
                                       6.750          2,516.72      455,940.00
    SPRING           TX   77379          1            09/29/98         00
    5233291                              03           11/01/98          0
    5233291                              O            10/01/13
    0


    1830107          976/976             F          285,000.00         ZZ
                                         180        283,176.83          1
    28214 GOLDEN MEADOW DRIVE          6.875          2,541.79         63
                                       6.625          2,541.79      455,000.00
    RANCHO PALOS VE  CA   90275          2            09/21/98         00
    5325567                              05           11/01/98          0
    5325567                              O            10/01/13
    0


1


    1830109          976/976             F          305,000.00         ZZ
                                         120        301,513.44          1
    16 UPPER CECILIA WAY               7.250          3,580.74         26
                                       7.000          3,580.74    1,190,000.00
    TIBURON          CA   94920          2            09/11/98         00
    5345744                              05           11/01/98          0
    5345744                              O            10/01/08
    0


    1830110          976/976             F          387,800.00         ZZ
                                         180        386,549.70          1
    1500 PATHFINDER AVENUE             6.750          3,431.68         37
                                       6.500          3,431.68    1,050,000.00
    THOMAS OAKS WES  CA   91362          5            10/06/98         00
    5350143                              03           12/01/98          0
    5350143                              O            11/01/13
    0


    1830112          976/976             F          346,000.00         ZZ
                                         180        344,908.38          1
    11 LINDEN CIRCLE                   7.000          3,109.95         60
                                       6.750          3,109.95      580,000.00
    COHASSET         MA   02025          2            10/05/98         00
    5360222                              05           12/01/98          0
    5360222                              O            11/01/13
    0


    1830113          976/976             F          303,000.00         ZZ
                                         180        301,082.52          1
    15926 EAST ELLIOT ROAD             7.000          2,723.45         76
                                       6.750          2,723.45      400,000.00
    GILBERT          AZ   85234          2            09/25/98         00
    5360353                              05           11/01/98          0
    5360353                              O            10/01/13
    0


    1830114          976/976             F          430,000.00         ZZ
                                         180        428,613.63          1
    108 EDGEMONT DRIVE                 6.750          3,805.12         79
                                       6.500          3,805.12      550,000.00
    REDLANDS         CA   92373          2            10/07/98         00
    5360375                              05           12/01/98          0
    5360375                              O            11/01/13
    0


    1830115          976/976             F          246,000.00         ZZ
                                         180        245,215.41          1
    3863 DORTHYLANE                    6.875          2,193.97         60
                                       6.625          2,193.97      410,000.00
1


    WATERFORD        MI   48329          5            10/12/98         00
    5361625                              05           12/01/98          0
    5361625                              O            11/01/13
    0


    1830116          976/976             F          479,250.00         ZZ
                                         180        477,671.15          1
    17424 CEDAR PLACID LANE            6.500          4,174.79         80
                                       6.250          4,174.79      599,123.00
    HOUSTON          TX   77068          1            10/16/98         00
    5366900                              03           12/01/98          0
    5366900                              O            11/01/13
    0


    1830117          976/976             F          284,000.00         ZZ
                                         180        282,183.23          1
    4231 DOGWOOD PLACE                 6.875          2,532.87         80
                                       6.625          2,532.87      355,000.00
    DAVIS            CA   95616          1            09/23/98         00
    5382498                              05           11/01/98          0
    5382498                              O            10/01/13
    0


    1830118          976/976             F          340,000.00         ZZ
                                         180        336,763.13          1
    728 WAXWING PLACE                  7.000          3,056.02         80
                                       6.750          3,056.02      430,000.00
    DAVIS            CA   95616          2            08/19/98         00
    5382620                              05           10/01/98          0
    5382620                              O            09/01/13
    0


    1830119          976/976             F          287,500.00         ZZ
                                         180        286,117.19          1
    4176 143RD STREET WEST             6.750          2,544.12         80
                                       6.500          2,544.12      359,400.00
    ROSEMOUNT        MN   55068          1            10/14/98         00
    5388938                              05           12/01/98          0
    5388938                              O            11/01/13
    0


    1830120          976/976             F          291,150.00         ZZ
                                         180        289,307.51          1
    7770 SUMMIT STREET                 7.000          2,616.94         75
                                       6.750          2,616.94      390,000.00
    RIVERSIDE        CA   92504          2            09/25/98         00
    5390076                              05           11/01/98          0
    5390076                              O            10/01/13
    0
1




    1830122          976/976             F          471,500.00         ZZ
                                         180        468,580.20          1
    43 TOWER LANE                      7.250          4,304.15         80
                                       7.000          4,304.15      590,000.00
    COHASSET         MA   02025          1            09/28/98         00
    5392319                              05           11/01/98          0
    5392319                              O            10/01/13
    0


    1830124          976/976             F          355,000.00         ZZ
                                         180        353,879.98          1
    74 SUFFOLK LANE                    7.000          3,190.85         49
                                       6.750          3,190.85      725,000.00
    CARLISLE         MA   01741          2            10/07/98         00
    5392546                              05           12/01/98          0
    5392546                              O            11/01/13
    0


    1830126          976/976             F          240,000.00         ZZ
                                         180        238,448.07          1
    14598 MAST LANE                    6.750          2,123.79         89
                                       6.500          2,123.79      270,000.00
    HELENDALE        CA   92342          1            09/25/98         11
    5395069                              03           11/01/98         12
    5395069                              O            10/01/13
    0


    1830127          976/976             F          480,000.00         ZZ
                                         180        478,469.09          1
    12028 CREEKBEND DR                 6.875          4,280.91         80
                                       6.625          4,280.91      600,000.00
    RESTON           VA   20194          2            10/08/98         00
    5401405                              03           12/01/98          0
    5401405                              O            11/01/13
    0


    1830128          976/976             F          400,000.00         ZZ
                                         180        397,226.77          1
    262 CAPE JASMINE COURT             7.625          3,736.52         80
                                       7.375          3,736.52      500,000.00
    THE WOODLANDS    TX   77381          2            09/24/98         00
    5402331                              03           11/01/98          0
    5402331                              O            10/01/13
    0


    1830129          976/976             F          325,000.00         ZZ
                                         180        323,974.63          1
1


    27832 SADDLE ROAD                  7.000          2,921.20         57
                                       6.750          2,921.20      580,000.00
    ROLLING HILLS E  CA   90274          2            10/08/98         00
    5402597                              05           12/01/98          0
    5402597                              O            11/01/13
    0


    1830130          976/976             F          230,700.00         ZZ
                                         180        229,871.50          1
    25 PINE RIVER DRIVE                7.000          2,073.60         54
                                       6.750          2,073.60      432,000.00
    BENTLEYVILLE     OH   44022          2            10/07/98         00
    5402737                              05           12/01/98          0
    5402737                              O            11/01/13
    0


    1830131          976/976             F          158,000.00         ZZ
                                         180        156,976.46          1
    1809 GRANT AVENUE                  6.750          1,398.16         68
                                       6.500          1,398.16      235,000.00
    REDONDO BEACH    CA   90278          2            09/22/98         00
    5409814                              05           11/01/98          0
    5409814                              O            10/01/13
    0


    1830132          976/976             F          445,000.00         ZZ
                                         180        442,183.89          1
    2374 INDIAN CREEK ROAD             7.000          3,999.79         62
                                       6.750          3,999.79      725,000.00
    DIAMOND BAR      CA   91765          2            09/24/98         00
    5410113                              03           11/01/98          0
    5410113                              O            10/01/13
    0


    1830133          976/976             F           84,550.00         ZZ
                                         180         84,014.94          1
    12523 1/2 FILMORE STREET           7.000            759.96         95
                                       6.750            759.96       89,000.00
    PACOIMA AREA     CA   91331          2            09/24/98         04
    5410123                              09           11/01/98         25
    5410123                              O            10/01/13
    0


    1830134          976/976             F          264,000.00         ZZ
                                         180        263,185.04          1
    236 SUN RIDGE DRIVE                7.250          2,409.96         60
                                       7.000          2,409.96      440,000.00
    SAN RAMON        CA   94583          2            10/05/98         00
    5416238                              03           12/01/98          0
1


    5416238                              O            11/01/13
    0


    1830136          976/976             F          386,000.00         ZZ
                                         180        384,782.19          1
    17940 DAVES AVENUE                 7.000          3,469.48         21
                                       6.750          3,469.48    1,850,000.00
    MONTE SERENO     CA   95030          2            10/01/98         00
    5416255                              05           12/01/98          0
    5416255                              O            11/01/13
    0


    1830137          976/976             F          335,000.00         ZZ
                                         180        332,856.98          1
    30 KELSEY COURT                    6.875          2,987.72         78
                                       6.625          2,987.72      435,000.00
    PLEASANT HILL    CA   94523          2            09/24/98         00
    5416334                              05           11/01/98          0
    5416334                              O            10/01/13
    0


    1830138          976/976             F          290,000.00         ZZ
                                         180        288,011.46          1
    981 LUNDY LANE                     7.125          2,626.92         49
                                       6.875          2,626.92      600,000.00
    LOS ALTOS        CA   94024          2            09/22/98         00
    5416533                              05           11/01/98          0
    5416533                              O            10/01/13
    0


    1830139          976/976             F          284,500.00         ZZ
                                         180        283,592.62          1
    2077 SKYLINE DRIVE                 6.875          2,537.33         53
                                       6.625          2,537.33      537,000.00
    MILPITAS         CA   95035          2            10/01/98         00
    5416725                              05           12/01/98          0
    5416725                              O            11/01/13
    0


    1830140          976/976             F          281,700.00         ZZ
                                         180        280,820.86          1
    2646 15TH AVENUE                   7.125          2,551.73         75
                                       6.875          2,551.73      380,000.00
    SAN FRANCISCO    CA   94127          2            10/05/98         00
    5416891                              05           12/01/98          0
    5416891                              O            11/01/13
    0


1


    1830141          976/976             F          312,000.00         ZZ
                                         180        311,026.30          1
    9 SEA TERRACE                      7.125          2,826.20         35
                                       6.875          2,826.20      900,000.00
    NEWPORT COAST    CA   92657          2            10/07/98         00
    5422101                              03           12/01/98          0
    5422101                              O            11/01/13
    0


    1830142          976/976             F          319,000.00         ZZ
                                         180        318,004.45          1
    2810 ROSS LANE                     7.125          2,889.61         80
                                       6.875          2,889.61      402,000.00
    ESCONDIDO        CA   92025          2            10/15/98         00
    5422273                              05           12/01/98          0
    5422273                              O            11/01/13
    0


    1830143          976/976             F          245,000.00         ZZ
                                         180        244,010.10          1
    241 SOUTH HILL COURT               6.750          2,168.03         68
                                       6.500          2,168.03      365,000.00
    DALY CITY        CA   94014          2            10/08/98         00
    5424335                              05           12/01/98          0
    5424335                              O            11/01/13
    0


    1830144          976/976             F          373,200.00         ZZ
                                         120        368,933.83          1
    601 OLD FORGE LANE                 7.250          4,381.41         50
                                       7.000          4,381.41      750,000.00
    FRANKLIN LAKES   NJ   07417          5            09/30/98         00
    5424486                              05           11/01/98          0
    5424486                              O            10/01/08
    0


    1830145          976/976             F          400,000.00         ZZ
                                         180        398,738.01          1
    1308 EAST OCEAN AVENUE             7.000          3,595.32         62
                                       6.750          3,595.32      655,000.00
    SEAL BEACH       CA   90740          2            10/05/98         00
    5428438                              05           12/01/98          0
    5428438                              O            11/01/13
    0


    1830146          976/976             F          301,000.00         ZZ
                                         180        298,772.76          1
    7052 FOXBORO CIRCLE                6.875          2,684.49         75
                                       6.625          2,684.49      402,125.00
1


    HUNTINGTON BEAC  CA   92648          2            09/24/98         00
    5430336                              03           11/01/98          0
    5430336                              O            10/01/13
    0


    1830148          976/976             F          320,000.00         ZZ
                                         180        318,968.28          1
    6116 PAT AVENUE                    6.750          2,831.72         75
                                       6.500          2,831.72      428,000.00
    LOS ANGELES,WOO  CA   91367          5            10/06/98         00
    5430964                              05           12/01/98          0
    5430964                              O            11/01/13
    0


    1830149          976/976             F          293,000.00         ZZ
                                         180        291,185.57          1
    16 INYO PLACE                      7.250          2,674.69         53
                                       7.000          2,674.69      557,000.00
    REDWOOD CITY     CA   94061          2            09/22/98         00
    5433191                              05           11/01/98          0
    5433191                              O            10/01/13
    0


    1830150          976/976             F          315,000.00         ZZ
                                         180        314,027.61          1
    9064 SHETLAND COURT                7.250          2,875.52         75
                                       7.000          2,875.52      420,000.00
    ELK GROVE        CA   95624          5            10/07/98         00
    5433624                              05           12/01/98          0
    5433624                              O            11/01/13
    0


    1830152          976/976             F          269,600.00         ZZ
                                         180        268,740.14          1
    8341 EAST HIDDEN LAKES DRIVE       6.875          2,404.44         80
                                       6.625          2,404.44      337,000.00
    GRANITE BAY      CA   95746          1            10/08/98         00
    5433905                              03           12/01/98          0
    5433905                              O            11/01/13
    0


    1830156          976/976             F          136,800.00         ZZ
                                         180        135,934.28          1
    5203 BRADWOOD STREET               7.000          1,229.60         80
                                       6.750          1,229.60      171,000.00
    SPRINGFIELD      VA   22151          2            09/22/98         00
    5440632                              05           11/01/98          0
    5440632                              O            10/01/13
    0
1




    1830159          976/976             F          400,000.00         ZZ
                                         180        397,291.67          1
    956 SHADY LANE                     6.875          3,567.42         29
                                       6.625          3,567.42    1,400,000.00
    WAYZATA          MN   55391          2            10/19/98         00
    5466044                              05           12/01/98          0
    5466044                              O            11/01/13
    0


    1830161          976/976             F          370,000.00         ZZ
                                         180        368,857.82          1
    47 TEMESCAL TERRACE                7.250          3,377.60         55
                                       7.000          3,377.60      680,000.00
    SAN FRANCISCO    CA   94118          2            10/01/98         00
    5499444                              05           12/01/98          0
    5499444                              O            11/01/13
    0


    1830162          976/976             F          240,000.00         ZZ
                                         180        238,529.86          1
    4858 ASHMONT DRIVE                 7.375          2,207.82         67
                                       7.125          2,207.82      360,000.00
    SAN JOSE         CA   95111          2            09/15/98         00
    5499970                              05           11/01/98          0
    5499970                              O            10/01/13
    0


    1830163          976/976             F          425,000.00         ZZ
                                         180        422,310.45          1
    176 MARLBOROUGH STREET UNIT #1     7.000          3,820.03         33
                                       6.750          3,820.03    1,300,000.00
    BOSTON           MA   02116          2            09/29/98         00
    5511281                              01           11/01/98          0
    5511281                              O            10/01/13
    0


    1830164          976/976             F          280,000.00         ZZ
                                         180        278,247.15          1
    606 LORRAINE DRIVE                 7.125          2,536.33         80
                                       6.875          2,536.33      350,000.00
    SOUTHLAKE        TX   76092          1            09/25/98         00
    7981781                              03           11/01/98          0
    7981781                              O            10/01/13
    0


    1830166          976/976             F          250,750.00         ZZ
                                         180        248,362.82          1
1


    1365 THUNDERBIRD PLACE             7.000          2,253.81         85
                                       6.750          2,253.81      295,000.00
    CHULA VISTA      CA   91915          1            08/17/98         01
    7983710                              03           10/01/98         12
    7983710                              O            09/01/13
    0


    1830169          976/976             F          725,600.00         ZZ
                                         180        720,908.02          1
    14005 BELLE POINTE DRIVE           6.750          6,420.91         80
                                       6.500          6,420.91      913,250.00
    LITTLE  ROCK     AR   72212          1            09/10/98         00
    7986639                              05           11/01/98          0
    7986639                              O            10/01/13
    0


    1830170          976/976             F          269,000.00         ZZ
                                         180        267,316.01          1
    9901 190TH AVENUE SE               7.125          2,436.69         77
                                       6.875          2,436.69      350,000.00
    SNOHOMISH        WA   98290          2            09/15/98         00
    7986754                              05           11/01/98          0
    7986754                              O            10/01/13
    0


    1830171          976/976             F          310,000.00         ZZ
                                         180        308,121.67          1
    74 OTIS AVE                        7.500          2,873.74         75
                                       7.250          2,873.74      418,000.00
    ST. PAUL         MN   55104          5            09/24/98         00
    7988343                              05           11/01/98          0
    7988343                              O            10/01/13
    0


    1830173          976/976             F          279,000.00         ZZ
                                         180        276,428.25          1
    2151 S NORFOLK TERRACE             6.750          2,468.90         40
                                       6.500          2,468.90      705,000.00
    TULSA            OK   74114          2            09/25/98         00
    7988651                              05           11/01/98          0
    7988651                              O            10/01/13
    0


    1830174          976/976             F          127,500.00         ZZ
                                         180        126,675.55          1
    9100 LEONA AVENUE                  6.750          1,128.26         75
                                       6.500          1,128.26      170,000.00
    LEONA VALLEY AR  CA   93551          5            09/29/98         00
    5295445                              05           11/01/98          0
1


    5295445                              O            10/01/13
    0


    1830176          976/976             F          141,000.00         ZZ
                                         180        140,564.74          1
    21 TUMELTY ROAD                    7.250          1,287.14         55
                                       7.000          1,287.14      260,000.00
    PEABODY          MA   01960          2            10/13/98         00
    5339681                              05           12/01/98          0
    5339681                              O            11/01/13
    0


    1830177          976/976             F           90,000.00         ZZ
                                         180         89,418.03          1
    4821 SOUTHWEST 24TH PLACE          6.750            796.42         75
                                       6.500            796.42      120,000.00
    CAPE CORAL       FL   33914          5            09/22/98         00
    5367665                              05           11/01/98          0
    5367665                              O            10/01/13
    0


    1830180          976/976             F          224,800.00         ZZ
                                         180        223,361.95          1
    58 CLAY RIDGE ROAD                 6.875          2,004.89         80
                                       6.625          2,004.89      281,000.00
    OTTSVILLE        PA   18942          5            09/15/98         00
    5385628                              05           11/01/98          0
    5385628                              O            10/01/13
    0


    1830181          976/976             F          285,000.00         ZZ
                                         180        282,193.50          1
    263 PROSPECT STREET                7.000          2,561.67         75
                                       6.750          2,561.67      380,000.00
    NORWELL          MA   02061          2            09/25/98         00
    5392155                              05           11/01/98          0
    5392155                              O            10/01/13
    0


    1830182          976/976             F          299,000.00         ZZ
                                         180        297,128.20          1
    3119 HIGHWAY 2                     7.125          2,708.44         65
                                       6.875          2,708.44      460,000.00
    LAUREL HILL      FL   32567          5            09/17/98         00
    5395856                              05           11/01/98          0
    5395856                              O            10/01/13
    0


1


    1830184          976/976             F          199,000.00         ZZ
                                         180        197,740.66          1
    16932 RIDGE PARK DRIVE             7.000          1,788.67         60
                                       6.750          1,788.67      333,000.00
    HACIENDA HEIGHT  CA   91745          2            09/14/98         00
    5406452                              05           11/01/98          0
    5406452                              O            10/01/13
    0


    1830185          976/976             F          278,000.00         ZZ
                                         180        277,093.96          1
    21681 BAHAMA LANE                  6.625          2,440.83         62
                                       6.375          2,440.83      450,000.00
    HUNTINGTON BEAC  CA   92646          2            10/01/98         00
    5409932                              05           12/01/98          0
    5409932                              O            11/01/13
    0


    1830186          976/976             F           93,200.00         T
                                         180         92,364.76          1
    7867 MASHIE AVENUE                 7.250            850.79         70
                                       7.000            850.79      135,000.00
    KINGS BEACH      CA   96143          2            09/24/98         00
    5413398                              05           11/01/98          0
    5413398                              O            10/01/13
    0


    1830188          976/976             F           68,250.00         ZZ
                                         180         68,034.66          1
    394 SHERRY LYNN BLVD               7.000            613.46         75
                                       6.750            613.46       91,000.00
    PLEASANTHILL     IA   50317          5            10/06/98         00
    5426022                              05           12/01/98          0
    5426022                              O            11/01/13
    0


    1830189          976/976             F          287,000.00         ZZ
                                         180        285,222.73          1
    254 SAINT JOSEPH AVENUE            7.250          2,619.92         74
                                       7.000          2,619.92      390,000.00
    LONG BEACH       CA   90803          2            09/24/98         00
    5430254                              05           11/01/98          0
    5430254                              O            10/01/13
    0


    1830191          976/976             F          250,000.00         ZZ
                                         180        249,228.26          1
    24144 HILLHURST DRIVE              7.250          2,282.16         48
                                       7.000          2,282.16      531,000.00
1


    LOS ANGELES, WE  CA   91307          2            10/01/98         00
    5430556                              03           12/01/98          0
    5430556                              O            11/01/13
    0


    1830195          976/976             F          318,700.00         ZZ
                                         180        317,716.18          1
    150 RODGERS COURT                  7.250          2,909.30         75
                                       7.000          2,909.30      425,000.00
    WILLOWBROOK      IL   60521          5            10/01/98         00
    5434892                              05           12/01/98          0
    5434892                              O            11/01/13
    0


    1830303          664/G01             F          375,000.00         ZZ
                                         180        373,777.83          1
    5201 STARLIGHT MESA LANE           6.625          3,292.48         70
                                       6.375          3,292.48      540,000.00
    LA CANADA-FLINT  CA   91011          5            10/06/98         00
    0431086149                           03           12/01/98          0
    2776375                              O            11/01/13
    0


    1830676          K08/G01             F           84,000.00         ZZ
                                         180         83,720.28          1
    167 WEST PENN STREET               6.375            725.97         32
                                       6.125            725.97      268,000.00
    LONG BEACH       NY   11561          5            10/21/98         00
    0411096340                           05           12/01/98          0
    411096340                            O            11/01/13
    0


    1830727          637/G01             F          360,000.00         ZZ
                                         180        358,826.72          1
    3168 APPERSON RIDGE DRIVE          6.625          3,160.78         73
                                       6.375          3,160.78      495,000.00
    SAN JOSE         CA   95148          5            10/12/98         00
    0431098169                           05           12/01/98          0
    0012775441                           O            11/01/13
    0


    1830732          637/G01             F          590,000.00         ZZ
                                         180        588,077.12          1
    18900 BELLGROVE CIRCLE             6.625          5,180.17         60
                                       6.375          5,180.17      985,000.00
    SARATOGA         CA   95070          2            10/21/98         00
    0431102227                           05           12/01/98          0
    0013429840                           O            11/01/13
    0
1




    1830735          637/G01             F          375,000.00         ZZ
                                         180        373,803.98          1
    2130 SHADOW RIDGE WAY              6.875          3,344.46         44
                                       6.625          3,344.46      863,000.00
    SAN JOSE         CA   95138          2            10/21/98         00
    0431096452                           05           12/01/98          0
    0013430277                           O            11/01/13
    0


    1830738          356/G01             F          439,500.00         ZZ
                                         180        439,500.00          1
    12134 BEAUCHAMPS LANE              6.875          3,919.70         35
                                       6.625          3,919.70    1,275,000.00
    SARATOGA         CA   95070          2            10/22/98         00
    0431110972                           05           01/01/99          0
    2624260                              O            12/01/13
    0


    1830741          637/G01             F          650,000.00         ZZ
                                         180        647,881.58          1
    14269 QUITO ROAD                   6.625          5,706.96         42
                                       6.375          5,706.96    1,550,000.00
    SARATOGA         CA   95070          2            10/16/98         00
    0431107242                           05           12/01/98          0
    0013427794                           O            11/01/13
    0


    1830777          638/G01             F          181,500.00         ZZ
                                         180        180,939.71          1
    ELM STREET                         7.250          1,656.85         50
                                       7.000          1,656.85      369,000.00
    ALTON            NH   03310          2            09/30/98         00
    0431120526                           05           12/01/98          0
    8795731                              O            11/01/13
    0


    1830782          638/G01             F          135,000.00         ZZ
                                         180        134,564.75          1
     762 NORTH 1180 EAST               6.750          1,194.63         48
                                       6.500          1,194.63      285,000.00
    OREM             UT   84097          2            10/22/98         00
    0431086628                           05           12/01/98          0
    8801604                              O            11/01/13
    0


    1830862          B60/G01             F          268,550.00         ZZ
                                         180        267,684.17          1
1


    12212 LONGACRE AVENUE              6.750          2,376.42         43
    GRANADA HILLS (AREA)               6.500          2,376.42      625,000.00
    LOS ANGELES      CA   91344          2            10/09/98         00
    0431091131                           05           12/01/98          0
    256421                               O            11/01/13
    0


    1830962          637/G01             F          265,000.00         ZZ
                                         180        264,145.62          1
    343 MONTSERRAT DRIVE               6.750          2,345.01         53
                                       6.500          2,345.01      500,000.00
    REDWOOD CITY     CA   94065          2            10/12/98         00
    0431094754                           03           12/01/98          0
    13428495                             O            11/01/13
    0


    1830968          637/G01             F          357,000.00         ZZ
                                         180        355,861.39          1
    12168 PLUMAS DRIVE                 6.875          3,183.92         64
                                       6.625          3,183.92      565,000.00
    SARATOGA         CA   95070          2            10/19/98         00
    0431106327                           03           12/01/98          0
    10943645                             O            11/01/13
    0


    1830976          637/G01             F          328,000.00         ZZ
                                         180        326,965.17          1
    84 WOODRANCH CIRCLE                7.000          2,948.16         48
                                       6.750          2,948.16      685,000.00
    DANVILLE         CA   94506          2            10/20/98         00
    0431097898                           05           12/01/98          0
    13430434                             O            11/01/13
    0


    1830983          637/G01             F          418,000.00         ZZ
                                         180        416,681.22          1
    33 PINE LANE                       7.000          3,757.11         57
                                       6.750          3,757.11      745,000.00
    LOS ALTOS        CA   94022          2            10/08/98         00
    0431106434                           05           12/01/98          0
    13429345                             O            11/01/13
    0


    1830990          637/G01             F          340,000.00         ZZ
                                         180        338,903.80          1
    1559 WAKEFIELD TERRACE             6.750          3,008.70         54
                                       6.500          3,008.70      630,000.00
    LOS ALTOS        CA   94024          5            10/20/98         00
    0431094622                           05           12/01/98          0
1


    13430731                             O            11/01/13
    0


    1830998          637/G01             F          313,000.00         ZZ
                                         180        311,990.86          1
    605 WEST HILLSDALE BLVD            6.750          2,769.77         66
                                       6.500          2,769.77      480,000.00
    SAN MATEO        CA   94403          2            10/19/98         00
    0431107036                           05           12/01/98          0
    13439716                             O            11/01/13
    0


    1831006          637/G01             F          300,000.00         ZZ
                                         180        299,053.51          1
    127 OLD GLORY COURT                7.000          2,696.49         54
                                       6.750          2,696.49      560,000.00
    FREMONT          CA   94539          2            10/08/98         00
    0431094663                           03           12/01/98          0
    13398086                             O            11/01/13
    0


    1831013          637/G01             F          572,000.00         ZZ
                                         180        570,155.81          1
    16031 MATILIJA DRIVE               6.750          5,061.69         53
                                       6.500          5,061.69    1,080,000.00
    LOS GATOS        CA   95030          2            10/17/98         00
    0431106384                           05           12/01/98          0
    13430871                             O            11/01/13
    0


    1831024          G56/G01             F          282,590.00         ZZ
                                         180        281,688.72          1
    561 DOUBLE CHURCHES ROAD           6.875          2,520.29         75
                                       6.625          2,520.29      380,000.00
    COLUMBUS         GA   31904          5            10/08/98         00
    0431096205                           05           12/01/98          0
    160158170                            O            11/01/13
    0


    1831408          K08/G01             F           97,300.00         ZZ
                                         180         96,986.29          1
    9829 ASPEN GROVE PLACE             6.750            861.02         70
                                       6.500            861.02      139,000.00
    LAS VEGAS        NV   89134          2            10/21/98         00
    0411018633                           03           12/01/98          0
    411018633                            O            11/01/13
    0


1


    1831413          637/G01             F          390,000.00         ZZ
                                         180        388,728.94          1
    1792 SIRRINE DRIVE                 6.625          3,424.18         46
                                       6.375          3,424.18      850,000.00
    SANTA ANA AREA   CA   92705          2            10/20/98         00
    0431104454                           05           12/01/98          0
    10680114                             O            11/01/13
    0


    1831526          J95/J95             F          330,000.00         ZZ
                                         180        327,866.10          1
    52880 LONG ISLAND DRIVE            6.750          2,920.21         55
                                       6.500          2,920.21      600,000.00
    ATLANTA          GA   30327          1            09/30/98         00
    10522308                             05           11/01/98          0
    10522308                             O            10/01/13
    0


    1831531          J95/J95             F          332,000.00         T
                                         180        328,839.31          1
    111 BREAKWATER REACH CAPE SHOR     7.000          2,984.11         80
                                       6.750          2,984.11      415,000.00
    LEWES            DE   19958          5            08/31/98         00
    94898527                             05           10/01/98          0
    94898527                             O            09/01/13
    0


    1831539          J95/J95             F          256,000.00         ZZ
                                         180        254,397.40          1
    5173 HORSESHOE PLACE NORTH EAS     7.125          2,318.93         80
                                       6.875          2,318.93      320,000.00
    ST PETERSBURG    FL   33703          1            09/10/98         00
    0013195664                           05           11/01/98          0
    0013195664                           O            10/01/13
    0


    1831547          J95/J95             F          533,550.00         ZZ
                                         180        530,136.87          1
    3035 SUGARLOAF CLUB DRIVE          6.875          4,758.49         80
                                       6.625          4,758.49      666,994.00
    DULUTH           GA   30097          5            09/18/98         00
    10403590                             05           11/01/98          0
    10403590                             O            10/01/13
    0


    1831556          J95/J95             F          272,700.00         ZZ
                                         180        269,228.37          1
    23 THUNDERCREEK PLACE              7.000          2,451.10         90
                                       6.750          2,451.10      303,000.00
1


    THE WOODLANDS    TX   77381          5            07/14/98         04
    13002696                             05           09/01/98         25
    13002696                             O            08/01/13
    0


    1831557          F28/G01             F          400,000.00         ZZ
                                         180        388,251.56          1
    46 CORAL PL                        6.875          3,567.42         80
                                       6.625          3,567.42      500,000.00
    GREENWOOD VILLA  CO   80111          2            02/17/98         00
    0431088475                           03           04/01/98          0
    3638529                              O            03/01/13
    0


    1831559          F28/G01             F          304,000.00         ZZ
                                         180        300,088.26          1
    591 KENILWORTH AVE                 6.875          2,711.24         80
                                       6.625          2,711.24      380,000.00
    GLEN ELLYN       IL   60137          2            07/07/98         00
    0431088426                           05           09/01/98          0
    3890963                              O            08/01/13
    0


    1831560          F28/G01             F          300,000.00         ZZ
                                         180        296,302.01          1
    130 HICKORY ROAD                   7.375          2,759.77         30
                                       7.125          2,759.77    1,000,000.00
    WESTON           MA   02193          5            07/23/98         00
    0431087642                           05           09/01/98          0
    3901265                              O            08/01/13
    0


    1831563          F28/G01             F          346,000.00         ZZ
                                         180        342,706.01          1
    3030 SHOREWOOD LANE                7.000          3,109.95         76
                                       6.750          3,109.95      460,000.00
    ROSEVILLE        MN   55113          2            08/12/98         00
    0431088541                           05           10/01/98          0
    3969627                              O            09/01/13
    0


    1831566          F28/G01             F          240,000.00         ZZ
                                         180        237,715.15          1
    58 BURDEAN ROAD                    7.000          2,157.19         40
                                       6.750          2,157.19      600,000.00
    NEWTON           MA   02459          2            08/26/98         00
    0431088350                           05           10/01/98          0
    3983057                              O            09/01/13
    0
1




    1831567          F28/G01             F          315,000.00         ZZ
                                         180        312,984.94          1
    6446 E TRAILRIDGE CIRCLE #76       6.875          2,809.34         80
                                       6.625          2,809.34      395,000.00
    MESA             AZ   85215          1            09/01/98         00
    0431088509                           03           11/01/98          0
    4001731                              O            10/01/13
    0


    1831574          F28/G01             F          310,000.00         ZZ
                                         180        307,929.91          1
    3930 MISTLETOE ROAD                6.375          2,679.18         48
                                       6.125          2,679.18      650,000.00
    DALLAS           OR   97338          5            09/25/98         00
    0431088483                           05           11/01/98          0
    4059469                              O            10/01/13
    0


    1831583          F28/G01             F          572,000.00         ZZ
                                         180        568,261.29          1
    5000 GLENBROOK ROAD N.W.           6.625          5,022.12         74
                                       6.375          5,022.12      780,000.00
    WASHINGTON       DC   20016          2            09/25/98         00
    0431088038                           05           11/01/98          0
    4119543                              O            10/01/13
    0


    1831585          F28/G01             F          262,000.00         ZZ
                                         180        260,305.81          1
    2656 PALMER PLACE                  6.750          2,318.47         79
                                       6.500          2,318.47      335,000.00
    WESTON           FL   33332          2            09/30/98         00
    0431087394                           03           11/01/98          0
    4132058                              O            10/01/13
    0


    1831590          F28/G01             F          300,000.00         ZZ
                                         180        298,039.13          1
    7306 SAWGRASS POINT DRIVE          6.625          2,633.98         59
                                       6.375          2,633.98      515,000.00
    PINELLAS PARK    FL   33782          2            09/18/98         00
    0431088285                           05           11/01/98          0
    4149920                              O            10/01/13
    0


    1831592          F28/G01             F          350,000.00         ZZ
                                         180        348,871.57          1
1


    74 LIGHTHOUSE DRIVE                6.750          3,097.18         54
                                       6.500          3,097.18      650,000.00
    JUPITER INLET C  FL   33469          2            09/29/98         00
    0431088376                           05           12/01/98          0
    4153029                              O            11/01/13
    0


    1831595          F28/G01             F          281,000.00         ZZ
                                         180        280,074.27          1
    20 SAGAMORE ROAD                   6.500          2,447.81         38
                                       6.250          2,447.81      740,000.00
    NEWTON           MA   02161          2            10/09/98         00
    0431088392                           05           12/01/98          0
    4164457                              O            11/01/13
    0


    1831598          F28/G01             F          306,000.00         ZZ
                                         180        304,044.30          1
    4924 SUNSET FOREST CIRCLE          7.000          2,750.41         76
                                       6.750          2,750.41      405,000.00
    HOLLY SPRINGS    NC   27540          2            09/25/98         00
    0431089267                           05           11/01/98          0
    4171486                              O            10/01/13
    0


    1831601          F28/G01             F          300,000.00         ZZ
                                         180        299,043.19          1
    700 N DOBSON ROAD #40              6.875          2,675.56         80
                                       6.625          2,675.56      377,000.00
    MESA             AZ   85224          2            10/05/98         00
    0431087998                           03           12/01/98          0
    4211124                              O            11/01/13
    0


    1831603          F28/G01             F          360,000.00         ZZ
                                         180        358,762.11          1
    2 BARAKAT LANE                     6.000          3,037.89         47
                                       5.750          3,037.89      770,000.00
    SHERBORN         MA   01170          2            10/21/98         00
    0431087907                           05           12/01/98          0
    4220323                              O            11/01/13
    0


    1831604          F28/G01             F          342,000.00         ZZ
                                         180        340,873.31          1
    10505 RIO LINDO                    6.500          2,979.19         69
                                       6.250          2,979.19      500,000.00
    DELRAY BEACH     FL   33446          2            10/15/98         00
    0431087949                           03           12/01/98          0
1


    4248508                              O            11/01/13
    0


    1831610          J95/J95             F          300,000.00         T
                                         180        298,101.50          1
    253 BAREFOOT BEACH BOULEVARD       7.000          2,696.49         68
    #403                               6.750          2,696.49      445,000.00
    BONITA SPRINGS   FL   34134          1            09/30/98         00
    0009487331                           08           11/01/98          0
    0009487331                           O            10/01/13
    0


    1831612          J95/J95             F          245,000.00         ZZ
                                         180        243,381.37          1
    11539 S. WYNDCASTLE                6.500          2,134.21         55
                                       6.250          2,134.21      451,500.00
    SANDY            UT   84092          5            09/08/98         00
    13302864                             05           11/01/98          0
    13302864                             O            10/01/13
    0


    1831616          J95/J95             F          360,000.00         ZZ
                                         180        356,609.45          1
    1 SURREY LANE                      7.125          3,261.00         65
                                       6.875          3,261.00      560,000.00
    HAMPTON FALLS    NH   03844          1            08/19/98         00
    0016107336                           05           10/01/98          0
    0016107336                           O            09/01/13
    0


    1831620          J95/J95             F          272,500.00         ZZ
                                         180        269,877.73          1
    14220 SUNRISE DRIVE NE             6.875          2,430.30         79
                                       6.625          2,430.30      345,000.00
    BAINBRIDGE ISLA  WA   98110          2            08/21/98         00
    13168240                             05           10/01/98          0
    13168240                             O            09/01/13
    0


    1831621          J95/J95             F          253,400.00         ZZ
                                         180        251,778.99          1
    3192 JUPITER ISLAND COURT          6.875          2,259.96         80
                                       6.625          2,259.96      316,778.00
    MOUNT AIRY       MD   21771          1            09/25/98         00
    0009492471                           03           11/01/98          0
    0009492471                           O            10/01/13
    0


1


    1831626          E33/G01             F          600,000.00         ZZ
                                         180        600,000.00          1
    555 WOODLAND ROAD                  6.750          5,309.46         75
                                       6.500          5,309.46      800,000.00
    LAKE FOREST      IL   60045          1            11/02/98         00
    0431089507                           05           01/01/99          0
    331402078                            O            12/01/13
    0


    1831628          J95/J95             F          301,500.00         T
                                         180        299,550.39          1
    375 EAST NAVAJO ROAD               6.750          2,668.01         90
                                       6.500          2,668.01      335,000.00
    MUNDS PARK       AZ   86017          1            09/14/98         12
    0016161010                           05           11/01/98         25
    0016161010                           O            10/01/13
    0


    1831629          J95/J95             F          423,000.00         ZZ
                                         180        420,294.05          1
    14755 CREEK CLUB DR                6.875          3,772.55         77
                                       6.625          3,772.55      550,000.00
    ALPHARETTA       GA   30004          2            09/24/98         00
    0010120400                           03           11/01/98          0
    0010120400                           O            10/01/13
    0


    1831630          J95/J95             F          397,000.00         ZZ
                                         180        393,220.49          1
    1837 OLD NATCHEZ TRACE             7.000          3,568.35         16
                                       6.750          3,568.35    2,500,000.00
    FRANKLIN         TN   37069          2            08/26/98         00
    12764658                             05           10/01/98          0
    12764658                             O            09/01/13
    0


    1831636          J95/J95             F          272,000.00         ZZ
                                         180        269,546.99          1
    3831 TURTLE CREEK BOULEVARD        7.625          2,540.83         80
    #20C                               7.375          2,540.83      340,000.00
    DALLAS           TX   75219          1            08/19/98         00
    001311161                            06           10/01/98          0
    001311161                            O            09/01/13
    0


    1831646          J95/J95             F          368,000.00         ZZ
                                         180        365,696.26          1
    106 LESTER LANE                    7.125          3,333.46         80
                                       6.875          3,333.46      460,000.00
1


    LOS GATOS        CA   95032          1            09/11/98         00
    0016189052                           05           11/01/98          0
    0016189052                           O            10/01/13
    0


    1831647          J95/J95             F          314,500.00         ZZ
                                         180        312,488.12          1
    3628 BLACKEFORD CLUB DRIVE         6.875          2,804.89         87
                                       6.625          2,804.89      363,000.00
    MARIETTA         GA   30062          2            09/17/98         10
    10538940                             05           11/01/98         12
    10538940                             O            10/01/13
    0


    1831657          J95/J95             F          265,000.00         ZZ
                                         180        263,304.78          1
    5 LAFAYETTE PLACE                  6.875          2,363.42         76
                                       6.625          2,363.42      350,343.00
    WOBURN           MA   01801          1            09/08/98         00
    0016110090                           05           11/01/98          0
    0016110090                           O            10/01/13
    0


    1831660          J95/J95             F          279,200.00         T
                                         180        274,734.58          1
    72 CLUBHOUSE ROAD                  7.125          2,529.08         80
                                       6.875          2,529.08      349,000.00
    BRECKENRIDGE     CO   80424          1            09/11/98         00
    13257902                             05           11/01/98          0
    13257902                             O            10/01/13
    0


    1831661          J95/J95             F          315,300.00         ZZ
                                         180        309,370.64          1
    4515 BURGESS HILL LANE             7.250          2,878.26         80
                                       7.000          2,878.26      394,175.00
    ALPHARETTA       GA   30022          1            05/27/98         00
    0010082261                           03           07/01/98          0
    0010082261                           O            06/01/13
    0


    1831666          J95/J95             F          250,000.00         ZZ
                                         180        248,400.73          1
    5705 CHAUCER CIRCLE                6.875          2,229.64         61
                                       6.625          2,229.64      411,000.00
    SUWANEE          GA   30024          1            09/14/98         00
    10454916                             05           11/01/98          0
    10454916                             O            10/01/13
    0
1




    1831671          J95/J95             F          245,000.00         ZZ
                                         180        243,432.74          1
    1070 MORROW CREST                  6.875          2,185.04         87
                                       6.625          2,185.04      282,000.00
    HERNANDO         MS   38632          2            09/16/98         01
    0005919030                           05           11/01/98         25
    0005919030                           O            10/01/13
    0


    1831672          J95/J95             F          267,000.00         ZZ
                                         180        264,402.94          1
    11281 SE LENORE STREET             6.750          2,362.71         69
                                       6.500          2,362.71      390,000.00
    CLACKAMAS        OR   97015          5            08/24/98         00
    16127045                             05           10/01/98          0
    16127045                             O            09/01/13
    0


    1831681          J95/J95             F          307,000.00         ZZ
                                         180        304,554.30          1
    4536 KINGSBROOK ROAD               7.000          2,759.40         54
                                       6.750          2,759.40      570,000.00
    MEMPHIS          TN   38117          2            09/11/98         00
    0015030745                           05           11/01/98          0
    0015030745                           O            10/01/13
    0


    1831683          J95/J95             F          305,000.00         T
                                         180        302,222.24          1
    1042 SIERRA WAY                    6.750          2,698.98         80
                                       6.500          2,698.98      385,000.00
    PALM SPRINGS     CA   92264          2            09/23/98         00
    0016143000                           05           11/01/98          0
    0016143000                           O            10/01/13
    0


    1831688          J95/J95             F          562,000.00         ZZ
                                         180        558,365.93          1
    755 KIRBY PLACE                    6.750          4,973.19         65
                                       6.500          4,973.19      870,000.00
    BRENTWOOD        TN   37027          2            09/02/98         00
    0013108121                           03           11/01/98          0
    0013108121                           O            10/01/13
    0


    1831690          J95/J95             F          268,400.00         ZZ
                                         180        266,719.76          1
1


    4214 PICKEREL DRIVE                7.125          2,431.26         65
                                       6.875          2,431.26      418,000.00
    UNION CITY       CA   94587          2            08/31/98         00
    0016188955                           05           11/01/98          0
    0016188955                           O            10/01/13
    0


    1831694          J95/J95             F          320,000.00         ZZ
                                         180        316,920.61          1
    220 SILVER BIRCH LANE              6.875          2,853.94         66
                                       6.625          2,853.94      486,000.00
    BEAR             DE   19701          2            08/27/98         00
    0009485590                           05           10/01/98          0
    0009485590                           O            09/01/13
    0


    1831704          J95/J95             F          400,000.00         ZZ
                                         180        397,468.66          1
    94 DWIGHT PLACE                    7.000          3,595.32         80
                                       6.750          3,595.32      500,000.00
    ENGLEWOOD        NJ   07631          1            09/17/98         00
    0009464694                           05           11/01/98          0
    0009464694                           O            10/01/13
    0


    1831709          J95/J95             F          245,600.00         ZZ
                                         180        243,960.84          1
    329 PTARMIGAN STREET               6.750          2,173.34         80
                                       6.500          2,173.34      310,000.00
    GOLDEN           CO   80403          1            09/25/98         00
    0009510710                           05           11/01/98          0
    0009510710                           O            10/01/13
    0


    1831713          J95/J95             F          250,750.00         ZZ
                                         180        249,111.05          1
    3737 NORTH CALLE CANCION           6.625          2,201.57         85
                                       6.375          2,201.57      295,000.00
    TUCSON           AZ   85718          2            09/21/98         12
    0016174021                           05           11/01/98          6
    0016174021                           O            10/01/13
    0


    1831716          J95/J95             F          292,000.00         ZZ
                                         180        290,111.82          1
    16086 RIDGE TEE DRIVE              6.750          2,583.94         80
                                       6.500          2,583.94      365,000.00
    MORRISON         CO   80465          1            09/25/98         00
    0016241028                           05           11/01/98          0
1


    0016241028                           O            10/01/13
    0


    1831721          J95/J95             F          265,000.00         ZZ
                                         180        263,286.43          1
    6420 KIRBY RIDGE CV                6.750          2,345.01         64
                                       6.500          2,345.01      415,000.00
    MEMPHIS          TN   38119          2            09/16/98         00
    0015050065                           05           11/01/98          0
    0015050065                           O            10/01/13
    0


    1831725          J95/J95             F          270,000.00         ZZ
                                         180        268,272.80          1
    6917 SHADY ELM LANE                6.875          2,408.01         89
                                       6.625          2,408.01      304,000.00
    ORANGEVALE       CA   95662          2            09/16/98         10
    0013280755                           05           11/01/98         25
    0013280755                           O            10/01/13
    0


    1831842          B64/G01             F          325,755.00         ZZ
                                         180        324,749.40          1
    631 HOLLOW ROAD                    7.250          2,973.70         80
                                       7.000          2,973.70      410,000.00
    WAYNE            PA   19087          2            10/23/98         00
    0431093780                           05           12/01/98          0
    61722                                O            11/01/13
    0


    1831861          822/G01             F          480,000.00         ZZ
                                         180        478,452.43          1
    3310 BREIDABLIK DRIVE              6.750          4,247.57         80
                                       6.500          4,247.57      600,000.00
    GREENVILLE       DE   19807          1            10/06/98         00
    0431092618                           03           12/01/98          0
    0136092608                           O            11/01/13
    0


    1831881          E82/G01             F          290,600.00         ZZ
                                         180        289,673.17          1
    1112 MONTECITO DRIVE               6.875          2,591.73         74
                                       6.625          2,591.73      394,000.00
    SAN ANGELO       TX   76901          2            10/26/98         00
    0400151403                           05           12/01/98          0
    0400151403                           O            11/01/13
    0


1


    1831928          822/G01             F          416,000.00         ZZ
                                         180        414,701.74          1
    1310 EAGLE ROAD                    7.125          3,768.26         25
                                       6.875          3,768.26    1,700,000.00
    NEW HOPE         PA   18938          5            10/02/98         00
    0431094317                           05           12/01/98          0
    1066000303                           O            11/01/13
    0


    1831952          F28/G01             F          345,000.00         ZZ
                                         180        342,793.02          1
    2213 EDGEWATER PLACE               6.875          3,076.90         66
                                       6.625          3,076.90      525,000.00
    CHAMPAIGN        IL   61822          2            09/21/98         00
    0431087733                           05           11/01/98          0
    4141735                              O            10/01/13
    0


    1832015          K08/G01             F          175,000.00         ZZ
                                         180        174,488.65          1
    9723 S. HICKORY CREST              7.875          1,659.79         60
                                       7.625          1,659.79      293,000.00
    PALOS HILLS      IL   60465          2            10/22/98         00
    0411087380                           05           12/01/98          0
    411087380                            O            11/01/13
    0


    1832131          A91/G01             F          176,250.00         ZZ
                                         180        176,250.00          1
    110-16 63 RD ROAD                  7.125          1,596.53         75
                                       6.875          1,596.53      235,000.00
    FOREST HILLS     NY   11375          1            11/04/98         00
    0431093624                           05           01/01/99          0
    000                                  O            12/01/13
    0


    1832169          076/076             F          331,000.00         ZZ
                                         180        328,789.68          1
    5 BETMARLEA ROAD                   6.375          2,860.67         69
                                       6.125          2,860.67      485,000.00
    NORWALK          CT   06850          2            09/23/98         00
    1344403                              05           11/01/98          0
    1344403                              O            10/01/13
    0


    1832172          076/076             F          269,164.00         ZZ
                                         170        266,271.30          1
    3987 MIMOSA PLACE                  6.625          2,444.94         80
                                       6.375          2,444.94      340,000.00
1


    PALM HARBOR      FL   34685          1            08/26/98         00
    7108202                              03           10/01/98          0
    7108202                              O            11/01/12
    0


    1832175          076/076             F          291,000.00         ZZ
                                         180        289,158.44          1
    1706 56TH STREET COURT             7.000          2,615.60         56
                                       6.750          2,615.60      525,000.00
    MOLINE           IL   61265          5            09/24/98         00
    7253344                              05           11/01/98          0
    7253344                              O            10/01/13
    0


    1832178          076/076             F          236,350.00         ZZ
                                         180        234,805.17          1
    3745 JOHNATHON AVENUE              6.625          2,075.14         77
                                       6.375          2,075.14      307,000.00
    PALM HARBOR      FL   34685          2            09/18/98         00
    7266491                              03           11/01/98          0
    7266491                              O            10/01/13
    0


    1832179          076/076             F          267,000.00         ZZ
                                         180        265,254.82          1
    56 FLORIDA HILL ROAD               6.625          2,344.25         63
                                       6.375          2,344.25      425,000.00
    RIDGEFIELD       CT   06877          2            09/24/98         00
    7266842                              05           11/01/98          0
    7266842                              O            10/01/13
    0


    1832180          076/076             F          300,000.00         ZZ
                                         180        297,846.81          1
    135 BROCHANT CIRCLE                6.250          2,572.27         78
                                       6.000          2,572.27      386,000.00
    BLUE BELL        PA   19422          2            09/11/98         00
    7266944                              05           11/01/98          0
    7266944                              O            10/01/13
    0


    1832183          076/076             F          277,900.00         ZZ
                                         180        276,122.26          1
    1324 MAPLE AVENUE                  6.875          2,478.47         68
                                       6.625          2,478.47      410,000.00
    WILMETTE         IL   60091          2            09/21/98         00
    7270137                              05           11/01/98          0
    7270137                              O            10/01/13
    0
1




    1832186          076/076             F          528,000.00         ZZ
                                         180        526,297.67          1
    1520 CLEVELAND ROAD                6.750          4,672.33         80
                                       6.500          4,672.33      660,000.00
    BOGART           GA   30622          2            10/07/98         00
    7274455                              05           12/01/98          0
    7274455                              O            11/01/13
    0


    1832188          076/076             F          255,000.00         ZZ
                                         180        253,297.19          1
    67 BARSTOW AVENUE                  6.375          2,203.84         76
                                       6.125          2,203.84      338,000.00
    NORWELL          MA   02061          2            09/23/98         00
    7282297                              05           11/01/98          0
    7282297                              O            10/01/13
    0


    1832193          076/076             F          303,500.00         ZZ
                                         180        301,537.45          1
    3000 BAYOU BEND ROAD               6.750          2,685.71         61
                                       6.500          2,685.71      500,000.00
    LAKE CHARLES     LA   70605          2            09/25/98         00
    7299016                              05           11/01/98          0
    7299016                              O            10/01/13
    0


    1832194          076/076             F          273,000.00         ZZ
                                         180        269,755.51          1
    19515 DOEWOOD DRIVE                6.875          2,434.77         78
                                       6.625          2,434.77      350,000.00
    MONUMENT         CO   80132          2            08/26/98         00
    7303413                              03           10/01/98          0
    7303413                              O            09/01/13
    0


    1832197          076/076             F          900,000.00         ZZ
                                         180        891,523.65          1
    1561 LAKEWOOD DRIVE                7.125          8,152.49         68
                                       6.875          8,152.49    1,340,000.00
    LEXINGTON        KY   40502          2            08/31/98         00
    7308612                              05           10/01/98          0
    7308612                              O            09/01/13
    0


    1832198          076/076             F          529,000.00         T
                                         180        524,071.32          1
1


    86 SEAGATE DRIVE                   7.250          4,829.05         52
    UNIT 10                            7.000          4,829.05    1,027,000.00
    NAPLES           FL   34103          2            08/20/98         00
    7312439                              03           10/01/98          0
    7312439                              O            09/01/13
    0


    1832199          076/076             F          380,000.00         ZZ
                                         180        377,462.46          1
    17 BALTIMORE WOODLANDS             6.375          3,284.16         76
                                       6.125          3,284.16      506,000.00
    MONROVIA         IN   46157          2            09/16/98         00
    7315493                              05           11/01/98          0
    7315493                              O            10/01/13
    0


    1832200          076/076             F          385,900.00         ZZ
                                         180        382,226.16          1
    LOT 11 MEEKER CREEK S/D            7.000          3,468.58         80
                                       6.750          3,468.58      482,433.00
    DAYTON           OH   45414          1            09/01/98         00
    7321740                              05           10/01/98          0
    7321740                              O            09/01/13
    0


    1832202          076/076             F          292,000.00         ZZ
                                         180        290,152.13          1
    7004 EAGLE BLUFF CT                7.000          2,624.58         79
                                       6.750          2,624.58      371,000.00
    GRANBURY         TX   76049          1            09/24/98         00
    7323138                              03           11/01/98          0
    7323138                              O            10/01/13
    0


    1832206          076/076             F          280,000.00         ZZ
                                         180        276,725.97          1
    6750 MINES ROAD SE                 6.750          2,477.75         38
                                       6.500          2,477.75      750,000.00
    WARREN           OH   44484          2            08/31/98         00
    7340629                              05           10/01/98          0
    7340629                              O            09/01/13
    0


    1832211          076/076             F          330,000.00         ZZ
                                         180        327,934.14          1
    75290 RIVER ROAD                   7.125          2,989.25         51
                                       6.875          2,989.25      650,000.00
    COVINGTON        LA   70435          2            09/17/98         00
    7347875                              05           11/01/98          0
1


    7347875                              O            10/01/13
    0


    1832213          076/076             F          357,500.00         ZZ
                                         180        355,163.31          1
    2280 EAST PLACITA SIN MUERTE       6.625          3,138.83         89
                                       6.375          3,138.83      405,000.00
    TUCSON           AZ   85718          2            09/15/98         11
    7348160                              03           11/01/98         25
    7348160                              O            10/01/13
    0


    1832214          076/076             F          307,000.00         ZZ
                                         180        303,921.49          1
    6803 WEST END BLVD                 6.750          2,716.68         63
                                       6.500          2,716.68      492,000.00
    NEW ORLEANS      LA   70124          2            09/22/98         00
    7350724                              05           11/01/98          0
    7350724                              O            10/01/13
    0


    1832215          076/076             F          248,000.00         T
                                         180        246,396.34          1
    15 PLATT CLINE                     6.750          2,194.58         80
                                       6.500          2,194.58      310,000.00
    FLAGSTAFF        AZ   86001          1            09/16/98         00
    7350843                              03           11/01/98          0
    7350843                              O            10/01/13
    0


    1832216          076/076             F          492,000.00         ZZ
                                         180        488,953.24          1
    12259 EAST CORTEZ DRIVE            7.250          4,491.29         80
                                       7.000          4,491.29      615,000.00
    SCOTTSDALE       AZ   85259          1            09/23/98         00
    7351480                              03           11/01/98          0
    7351480                              O            10/01/13
    0


    1832270          830/G01             F          329,600.00         ZZ
                                         180        328,514.16          1
    4521 NORTH VERSAILLES AVENUE       6.500          2,871.17         77
                                       6.250          2,871.17      430,000.00
    HIGHLAND PARK    TX   75205          2            10/26/98         00
    0431091453                           05           12/01/98          0
    540169                               O            11/01/13
    0


1


    1832363          B75/G01             F           47,500.00         ZZ
                                         180         47,353.37          1
    1765 PALO VERDE BLVD SOUTH         7.250            433.61         74
                                       7.000            433.61       65,000.00
    LAKE HAVASU CIT  AZ   86403          1            10/20/98         00
    0431113737                           05           12/01/98          0
    6111819                              O            11/01/13
    0


    1832449          638/G01             F          214,000.00         ZZ
                                         180        213,324.84          1
    397 WEST 1400 NORTH                7.000          1,923.49         77
                                       6.750          1,923.49      280,000.00
    AMERICAN FORK    UT   84003          2            10/21/98         00
    0431090372                           05           12/01/98          0
    08814386                             O            11/01/13
    0


    1832536          J95/J95             F          390,000.00         ZZ
                                         180        386,247.02          1
    3485 LONE TREE LANE                6.875          3,478.23         47
                                       6.625          3,478.23      830,000.00
    RENO             NV   89511          2            08/21/98         00
    0012839346                           05           10/01/98          0
    0012839346                           O            09/01/13
    0


    1832545          J95/J95             F          500,000.00         ZZ
                                         180        496,731.90          1
    6617 BRIARCROFT STREET             6.625          4,389.97         63
                                       6.375          4,389.97      800,000.00
    CLIFTON          VA   20124          5            09/25/98         00
    0016217317                           05           11/01/98          0
    0016217317                           O            10/01/13
    0


    1832550          J95/J95             F          310,000.00         ZZ
                                         180        309,011.29          1
    688 LARIAT LANE                    6.875          2,764.75         52
                                       6.625          2,764.75      606,000.00
    SAN JOSE         CA   95132          2            10/02/98         00
    0013167846                           05           12/01/98          0
    0013167846                           O            11/01/13
    0


    1832553          J95/J95             F          252,500.00         ZZ
                                         120        240,093.20          1
    106 RIVER PLACE                    6.875          2,915.50         64
                                       6.625          2,915.50      400,000.00
1


    LOUISVILLE       TN   37777          2            03/25/98         00
    0012466801                           05           05/01/98          0
    0012466801                           O            04/01/08
    0


    1832559          J95/J95             F          418,450.00         ZZ
                                         180        415,773.17          1
    5912 KING WILLIAM COURT            6.875          3,731.96         69
                                       6.625          3,731.96      610,000.00
    PLANO            TX   75093          2            09/15/98         00
    0012562203                           05           11/01/98          0
    0012562203                           O            10/01/13
    0


    1832566          J95/J95             F          263,500.00         ZZ
                                         180        261,777.72          1
    1204 CHOCTAW TRAIL                 6.625          2,313.51         76
                                       6.375          2,313.51      350,000.00
    BRENTWOOD        TN   37027          2            09/24/98         00
    0012770665                           05           11/01/98          0
    0012770665                           O            10/01/13
    0


    1832569          J95/J95             F          250,200.00         ZZ
                                         180        248,599.47          1
    3410 MILLER HEIGHTS ROAD           6.875          2,231.42         71
                                       6.625          2,231.42      356,000.00
    OAKTON           VA   22124          2            09/22/98         00
    0013320171                           05           11/01/98          0
    0013320171                           O            10/01/13
    0


    1832581          J95/J95             F          274,000.00         ZZ
                                         180        267,258.43          1
    32701 WEST CHEROKEE LANE           6.875          2,443.68         80
                                       6.625          2,443.68      345,000.00
    WICKENBURG       AZ   85358          2            06/19/98         00
    0012924577                           05           08/01/98          0
    0012924577                           O            07/01/13
    0


    1832587          J95/J95             F          242,050.00         ZZ
                                         180        240,484.81          1
    35 HIDDEN LAKES DRIVE              6.750          2,141.93         89
                                       6.500          2,141.93      272,500.00
    CARROLLTON       GA   30116          2            09/22/98         10
    0010541183                           05           11/01/98         12
    0010541183                           O            10/01/13
    0
1




    1832604          J95/J95             F          269,600.00         ZZ
                                         180        267,875.36          1
    4101 DORMAN DRIVE                  6.875          2,404.44         80
                                       6.625          2,404.44      337,000.00
    NASHVILLE        TN   37215          1            09/08/98         00
    0012784724                           05           11/01/98          0
    0012784724                           O            10/01/13
    0


    1832610          J95/J95             F          264,000.00         ZZ
                                         180        262,292.87          1
    7973 E STROH ROAD                  6.750          2,336.17         53
                                       6.500          2,336.17      500,000.00
    PARKER           CO   80134          5            09/25/98         00
    0009522103                           05           11/01/98          0
    0009522103                           O            10/01/13
    0


    1832611          664/G01             F          290,000.00         ZZ
                                         180        289,054.85          1
    106 PATRICIAN WAY                  6.625          2,546.19         57
                                       6.375          2,546.19      510,000.00
    PASADENA         CA   91105          5            10/19/98         00
    0431090836                           05           12/01/98          0
    2773018                              O            11/01/13
    0


    1832615          J95/J95             F          308,800.00         ZZ
                                         180        306,824.59          1
    6255 CHEROKEE WAY                  6.875          2,754.05         80
                                       6.625          2,754.05      386,000.00
    SUWANEE          GA   30024          5            09/14/98         00
    0013354220                           03           11/01/98          0
    0013354220                           O            10/01/13
    0


    1832625          J95/J95             F          409,000.00         ZZ
                                         180        406,326.70          1
    2167 SOUTH FILLMORE STREET         6.625          3,590.99         73
                                       6.375          3,590.99      565,000.00
    DENVER           CO   80210          2            09/25/98         00
    0013358635                           05           11/01/98          0
    0013358635                           O            10/01/13
    0


    1832630          J95/J95             F          290,000.00         ZZ
                                         180        286,268.40          1
1


    3701 TYNEMOORE TRACE               6.875          2,586.38         80
                                       6.625          2,586.38      363,229.00
    SMYRNA           GA   30080          1            08/05/98         00
    0012963641                           05           09/01/98          0
    0012963641                           O            08/01/13
    0


    1832653          J95/J95             F          270,000.00         ZZ
                                         180        268,309.77          1
    660 N MAIN STREET                  7.125          2,445.74         78
                                       6.875          2,445.74      350,000.00
    GLEN ELLYN       IL   60137          2            09/08/98         00
    0013186184                           05           11/01/98          0
    0013186184                           O            10/01/13
    0


    1832660          J95/J95             F          610,000.00         ZZ
                                         180        606,097.82          1
    5 ANNANDALE ROAD                   6.875          5,440.31         61
                                       6.625          5,440.31    1,000,000.00
    NASHVILLE        TN   37215          2            09/25/98         00
    0012785051                           05           11/01/98          0
    0012785051                           O            10/01/13
    0


    1832671          J95/J95             F          310,000.00         ZZ
                                         180        307,737.21          1
    510 COUNCIL FIRE                   6.750          2,743.22         69
                                       6.500          2,743.22      450,000.00
    CHATTANOOGA      TN   37421          2            09/25/98         00
    0150584449                           05           11/01/98          0
    0150584449                           O            10/01/13
    0


    1832678          J95/J95             F          360,000.00         ZZ
                                         180        357,697.06          1
    44 GOLDEN EAGLE LANE               6.875          3,210.68         74
                                       6.625          3,210.68      490,000.00
    LITTLETON        CO   80127          2            09/24/98         00
    0013105770                           05           11/01/98          0
    0013105770                           O            10/01/13
    0


    1832682          J95/J95             F          270,000.00         ZZ
                                         180        268,141.65          1
    769 HARBOR ISLAND DRIVE            6.875          2,408.01         69
                                       6.625          2,408.01      395,000.00
    CLEARWATER       FL   33767          1            09/15/98         00
    0013195276                           05           11/01/98          0
1


    0013195276                           O            10/01/13
    0


    1832702          J95/J95             F          284,900.00         ZZ
                                         180        283,037.85          1
    138 READ TRAIL                     6.625          2,501.40         95
                                       6.375          2,501.40      299,988.00
    ROCKYVALE        TN   37153          1            09/23/98         19
    0005950977                           05           11/01/98         30
    0005950977                           O            10/01/13
    0


    1832899          992/G01             F          280,000.00         ZZ
                                         180        277,419.33          1
    58 HAZELWOOD DRIVE                 7.375          2,575.79         66
                                       7.125          2,575.79      430,000.00
    JERICHO          NY   11753          1            08/31/98         00
    0431093871                           05           10/01/98          0
    351335                               O            09/01/13
    0


    1832921          A50/A50             F          328,000.00         ZZ
                                         180        326,942.50          1
    2009 FOXCROFT ROAD                 6.750          2,902.50         80
                                       6.500          2,902.50      410,000.00
    LAGRANGE         GA   30240          2            09/30/98         00
    115460                               05           12/01/98          0
    115460                               O            11/01/13
    0


    1832945          830/G01             F          260,000.00         ZZ
                                         180        259,162.14          1
    9748 VALE STREET NORTH WEST        6.750          2,300.36         58
                                       6.500          2,300.36      451,000.00
    COON RAPIDS      MN   55433          2            10/30/98         00
    0431091164                           05           12/01/98          0
    540223                               O            11/01/13
    0


    1832960          638/G01             F          132,500.00         ZZ
                                         180        132,090.98          1
    1744 SOUTH ELM STREET              7.250          1,209.54         77
                                       7.000          1,209.54      172,500.00
    DES PLAINES      IL   60116          1            10/20/98         00
    0431092857                           05           12/01/98          0
    08810897                             O            11/01/13
    0


1


    1832966          638/G01             F          368,000.00         ZZ
                                         180        366,826.31          1
    6444 LAKESIDE WOODS CIRCLE         6.875          3,282.02         80
                                       6.625          3,282.02      460,000.00
    INDIANAPOLIS     IN   46278          2            10/16/98         00
    0431093137                           03           12/01/98          0
    08803719                             O            11/01/13
    0


    1832972          638/G01             F           70,000.00         ZZ
                                         180         69,783.92          2
    7 LAWRENCE ROAD                    7.250            639.00         45
                                       7.000            639.00      156,000.00
    REVERE           MA   02151          2            10/14/98         00
    0431093210                           05           12/01/98          0
    08796378                             O            11/01/13
    0


    1832975          638/G01             F          273,000.00         ZZ
                                         180        272,129.30          1
    10441 BOSAHAN COURT                6.875          2,434.76         86
                                       6.625          2,434.76      320,000.00
    CARMEL           IN   46032          2            10/16/98         19
    0431093889                           03           12/01/98         25
    8803119                              O            11/01/13
    0


    1833003          G10/G01             F           90,000.00         ZZ
                                         180         89,725.18          1
    9069 GUNNISON DRIVE                7.375            827.94         40
                                       7.125            827.94      225,000.00
    DALLAS           TX   75231          5            10/27/98         00
    0431097112                           05           12/01/98          0
    XD8109021                            O            11/01/13
    0


    1833093          637/G01             F          327,350.00         ZZ
                                         180        326,317.22          1
    10626 FAIRFIELD AVENUE             7.000          2,942.32         80
                                       6.750          2,942.32      409,204.00
    LAS VEGAS        NV   89123          1            10/26/98         00
    0431091594                           03           12/01/98          0
    0011521077                           O            11/01/13
    0


    1833100          637/G01             F          505,000.00         ZZ
                                         180        503,371.83          1
    900 HIGHLANDS CIRCLE               6.750          4,468.80         56
                                       6.500          4,468.80      907,000.00
1


    LOS ALTOS        CA   94024          2            10/16/98         00
    0431096544                           05           12/01/98          0
    0013441134                           O            11/01/13
    0


    1833131          992/G01             F          490,000.00         ZZ
                                         132        487,487.04          1
    85 BOWMAN DRIVE NORTH              6.750          5,269.21         55
                                       6.500          5,269.21      900,000.00
    GREENWICH        CT   06831          2            10/21/98         00
    0431093095                           05           12/01/98          0
    350146                               O            11/01/09
    0


    1833132          637/G01             F          296,000.00         ZZ
                                         180        295,066.13          1
    924 CHEYENNE DRIVE                 7.000          2,660.54         67
                                       6.750          2,660.54      445,000.00
    WALNUT CREEK     CA   94598          5            10/15/98         00
    0431098045                           05           12/01/98          0
    0010148500                           O            11/01/13
    0


    1833135          637/G01             F          280,000.00         ZZ
                                         180        279,106.97          1
    4730 WOODCLIFF COURT               6.875          2,497.20         59
                                       6.625          2,497.20      475,000.00
    SANTA ROSA       CA   95405          5            10/19/98         00
    0431098029                           05           12/01/98          0
    0013818091                           O            11/01/13
    0


    1833229          637/G01             F          312,000.00         ZZ
                                         180        311,004.91          1
    1579 SOUTH MARY AVENUE             6.875          2,782.59         70
                                       6.625          2,782.59      450,000.00
    SUNNYVALE        CA   94087          2            10/20/98         00
    0431103969                           05           12/01/98          0
    13428396                             O            11/01/13
    0


    1833282          637/G01             F          256,800.00         ZZ
                                         180        255,989.81          1
    32255 DERBY STREET                 7.000          2,308.19         74
                                       6.750          2,308.19      350,000.00
    UNION CITY       CA   94587          2            10/16/98         00
    0431106947                           05           12/01/98          0
    0013429006                           O            11/01/13
    0
1




    1833287          637/G01             F          373,000.00         ZZ
                                         180        371,823.20          1
    160 CRESTRIDGE DRIVE               7.000          3,352.63         52
                                       6.750          3,352.63      720,000.00
    DANVILLE         CA   94506          5            10/20/98         00
    0431110170                           03           12/01/98          0
    13430467                             O            11/01/13
    0


    1833294          637/G01             F          385,000.00         ZZ
                                         180        383,785.34          1
    744 LONGRIDGE ROAD                 7.000          3,460.49         59
                                       6.750          3,460.49      660,000.00
    OAKLAND          CA   94610          2            10/20/98         00
    0431107200                           05           12/01/98          0
    13430574                             O            11/01/13
    0


    1833299          637/G01             F          300,000.00         ZZ
                                         180        299,043.18          1
    351 ESTRELLA ROAD                  6.875          2,675.57         45
                                       6.625          2,675.57      680,000.00
    FREMONT          CA   94539          2            10/16/98         00
    0431096239                           05           12/01/98          0
    13430848                             O            11/01/13
    0


    1833300          637/G01             F          234,500.00         ZZ
                                         180        233,735.74          1
    3955 MIDWAY AVENUE                 6.625          2,058.90         51
                                       6.375          2,058.90      462,500.00
    CULVER CITY      CA   90232          2            10/20/98         00
    0431109750                           05           12/01/98          0
    0013443536                           O            11/01/13
    0


    1833303          637/G01             F          410,000.00         ZZ
                                         180        408,706.47          1
    3570 CANTELOW ROAD                 7.000          3,685.20         59
                                       6.750          3,685.20      700,000.00
    VACAVILLE        CA   95688          2            10/20/98         00
    0431103860                           05           12/01/98          0
    0013430129                           O            11/01/13
    0


    1833307          637/G01             F          509,000.00         ZZ
                                         180        507,376.61          1
1


    2586 GREENROCK ROAD                6.875          4,539.54         51
                                       6.625          4,539.54    1,000,000.00
    MILPITAS         CA   95035          2            10/20/98         00
    0431102177                           05           12/01/98          0
    0013427620                           O            11/01/13
    0


    1833309          637/G01             F          337,500.00         ZZ
                                         180        336,400.05          1
    2408 SUNRISE DRIVE                 6.625          2,963.23         75
                                       6.375          2,963.23      450,000.00
    BISHOP           CA   93514          5            10/16/98         00
    0431103811                           05           12/01/98          0
    13921937                             O            11/01/13
    0


    1833323          709/G01             F          500,000.00         ZZ
                                         180        498,387.95          1
    1912 GLENVIEW DRIVE                6.750          4,424.55         67
                                       6.500          4,424.55      750,000.00
    LAS VEGAS        NV   89134          5            10/23/98         00
    0431097955                           05           12/01/98          0
    376798                               O            11/01/13
    0


    1833327          624/G01             F          253,000.00         ZZ
                                         180        252,210.44          1
    821 UNION ROAD                     7.125          2,291.75         35
                                       6.875          2,291.75      735,000.00
    HOLLISTER        CA   95023          2            10/21/98         00
    0431095165                           05           12/01/98          0
    41101680636                          O            11/01/13
    0


    1833589          637/G01             F          468,000.00         ZZ
                                         180        466,507.37          1
    2358 CABALLO RANCHERO DR           6.875          4,173.88         69
                                       6.625          4,173.88      680,000.00
    DIABLO           CA   94528          2            10/21/98         00
    0431100528                           05           12/01/98          0
    0013433644                           O            11/01/13
    0


    1833595          637/G01             F          276,100.00         ZZ
                                         180        275,200.16          1
    697 NORTH RICHLAND DRIVE           6.625          2,424.14         35
                                       6.375          2,424.14      790,000.00
    SALT LAKE CITY   UT   84103          2            10/26/98         00
    0431096676                           05           12/01/98          0
1


    0011317179                           O            11/01/13
    0


    1833598          637/G01             F          386,000.00         ZZ
                                         180        384,768.90          1
    1597 SERAFIX ROAD                  6.875          3,442.56         45
                                       6.625          3,442.56      860,000.00
    ALAMO            CA   94507          2            10/22/98         00
    0431121037                           03           12/01/98          0
    0013433685                           O            11/01/13
    0


    1833601          637/G01             F          257,000.00         ZZ
                                         180        256,180.33          1
    1172 ELMSFORD DRIVE                6.875          2,292.07         46
                                       6.625          2,292.07      560,000.00
    CUPERTINO        CA   95014          2            10/20/98         00
    0431114768                           05           12/01/98          0
    0013437249                           O            11/01/13
    0


    1833607          637/G01             F          339,000.00         ZZ
                                         180        337,907.03          1
    14388 OKA ROAD                     6.750          2,999.85         55
                                       6.500          2,999.85      620,000.00
    LOS GATOS        CA   95032          2            10/17/98         00
    0431102722                           05           12/01/98          0
    0013443619                           O            11/01/13
    0


    1833610          455/G01             F          288,800.00         ZZ
                                         180        287,888.85          1
    5592 COOL SPRINGS ROAD             7.000          2,595.82         33
                                       6.750          2,595.82      900,000.00
    GAINESVILLE      GA   30506          2            10/29/98         00
    0431093814                           05           12/01/98          0
    81712                                O            11/01/13
    0


    1833706          201/G01             F          280,000.00         ZZ
                                         180        279,077.56          1
    14225 MORNING MOUNTAIN WAY         6.500          2,439.11         68
                                       6.250          2,439.11      415,000.00
    ALPHARETTA       GA   30004          2            10/28/98         00
    0431093855                           05           12/01/98          0
    505210                               O            11/01/13
    0


1


    1833709          664/G01             F          312,500.00         ZZ
                                         180        310,407.81          1
    9952 SUNDERLAND STREET             6.750          2,765.35         60
                                       6.500          2,765.35      525,000.00
    SANTA ANA AREA   CA   92705          2            09/28/98         00
    0431119445                           03           11/01/98          0
    2769677                              O            10/01/13
    0


    1833881          356/G01             F          316,000.00         ZZ
                                         180        315,035.12          1
    1010 LAMB CT                       7.375          2,906.96         80
                                       7.125          2,906.96      395,000.00
    PLEASANTON       CA   94588          1            10/13/98         00
    0431098011                           05           12/01/98          0
    2585842                              O            11/01/13
    0


    1833909          F53/G01             F           80,000.00         ZZ
                                         180         79,747.61          1
    47 VIA PALACIO                     7.000            719.06         29
                                       6.750            719.06      282,590.00
    SAN CLEMENTE     CA   92672          1            10/19/98         00
    0431095397                           05           12/01/98          0
    ASA2118SMUC                          O            11/01/13
    0


    1833974          E82/G01             F          347,000.00         ZZ
                                         180        347,000.00          1
    379 CEDARCROFT DRIVE               6.750          3,070.64         80
                                       6.500          3,070.64      435,000.00
    BRICK            NJ   08724          2            11/03/98         00
    0400159034                           05           01/01/99          0
    1547633                              O            12/01/13
    0


    1833994          M46/G01             F          322,362.00         ZZ
                                         180        321,333.87          1
    120 JUANITA DRIVE #16              6.875          2,875.00         75
                                       6.625          2,875.00      430,000.00
    INCLINE VILLAGE  NV   89451          2            10/26/98         00
    0431095330                           01           12/01/98          0
    8850015                              O            11/01/13
    0


    1834042          A47/G01             F          150,000.00         ZZ
                                         180        150,000.00          1
    2485 GLEBE AVENUE                  6.500          1,306.66         75
                                       6.250          1,306.66      200,000.00
1


    BRONX            NY   10461          5            11/02/98         00
    0431099746                           05           01/01/99          0
    0000                                 O            12/01/13
    0


    1834092          069/G01             F          143,000.00         ZZ
                                         180        142,548.84          1
    3918 FRAKLIN STREET                7.000          1,285.33         64
    LA CRESENTA AREA                   6.750          1,285.33      225,000.00
    GLENDALE         CA   91214          2            09/28/98         00
    0431097237                           05           12/01/98          0
    229441                               O            11/01/13
    0


    1834093          966/G01             F          333,000.00         ZZ
                                         180        331,937.94          1
    2806 STONEGATE DRIVE               6.875          2,969.87         59
                                       6.625          2,969.87      572,800.00
    TEXARKANA        TX   75503          2            10/23/98         00
    0431097708                           05           12/01/98          0
    30006118                             O            11/01/13
    0


    1834120          830/G01             F          128,750.00         ZZ
                                         180        128,348.19          1
    341 SOUTH LARKWOOD STREET          7.125          1,166.26         52
                                       6.875          1,166.26      250,000.00
    ANAHEIM          CA   92808          2            10/30/98         00
    0431103324                           03           12/01/98          0
    1907674                              O            11/01/13
    0


    1834140          E82/G01             F          460,000.00         ZZ
                                         180        460,000.00          1
    3018 SMITH LANE                    6.500          4,007.09         66
                                       6.250          4,007.09      700,000.00
    FRANKLIN         TN   37069          2            11/03/98         00
    0400152542                           03           01/01/99          0
    0400152542                           O            12/01/13
    0


    1834352          A50/A50             F          348,800.00         ZZ
                                         180        344,978.52          1
    1200 COLLEGE HILL RD               7.000          3,135.11         80
                                       6.750          3,135.11      436,000.00
    JASPER           AL   35501          2            09/21/98         00
    115143                               05           11/01/98          0
    115143                               O            10/01/13
    0
1




    1834392          B75/G01             F          268,000.00         ZZ
                                         180        268,000.00          1
    260 E CHESTNUT                     6.625          2,353.02         80
    #3701                              6.375          2,353.02      335,000.00
    CHICAGO          IL   60611          1            11/02/98         00
    0431101146                           06           01/01/99          0
    7544612                              O            12/01/13
    0


    1834848          961/G01             F          308,000.00         ZZ
                                         180        307,006.98          1
    4757 LA CANADA BOULEVARD           6.750          2,725.52         44
                                       6.500          2,725.52      700,000.00
    LA CANADA FLINT  CA   91011          2            10/09/98         00
    0431110139                           05           12/01/98          0
    09111642                             O            11/01/13
    0


    1835140          638/G01             F          125,000.00         ZZ
                                         180        124,592.61          1
    33415 SEQUOIA STREET               6.625          1,097.49         76
                                       6.375          1,097.49      165,000.00
    SCAPPOOSE        OR   97056          1            10/21/98         00
    0431093616                           05           12/01/98          0
    8807702                              O            11/01/13
    0


    1835246          026/G01             F          287,000.00         ZZ
                                         180        287,000.00          1
    10 GOVERNORS HILL                  7.000          2,579.64         63
                                       6.750          2,579.64      460,000.00
    COLUMBIA         SC   29201          2            11/24/98         00
    0431127851                           05           01/01/99          0
    200491261                            O            12/01/13
    0


    1835292          992/G01             F          365,000.00         ZZ
                                         180        363,848.44          1
    43 NEW ST                          7.000          3,280.73         80
                                       6.750          3,280.73      456,300.00
    KATONAH          NY   10536          1            10/29/98         00
    0431095934                           05           12/01/98          0
    357432                               O            11/01/13
    0


    1835335          758/G01             F          178,150.00         ZZ
                                         180        178,150.00          1
1


    13415 QUEENSBURY LANE              6.625          1,564.15         59
                                       6.375          1,564.15      305,000.00
    HOUSTON          TX   77079          2            11/11/98         00
    0431114131                           05           01/01/99          0
    0000                                 O            12/01/13
    0


    1835357          K08/G01             F          300,000.00         ZZ
                                         180        299,032.77          1
    3501 VILLANOVA DRIVE               6.750          2,654.73         33
                                       6.500          2,654.73      935,000.00
    UNIVERSITY PARK  TX   75225          2            11/02/98         00
    0411087232                           05           12/01/98          0
    411087232                            O            11/01/13
    0


    1835393          K08/G01             F           72,000.00         ZZ
                                         180         71,762.80          1
    905 WHITEHALL STREET               6.500            627.20         48
                                       6.250            627.20      152,000.00
    SILVER SPRING    MD   20901          2            10/27/98         00
    0411113525                           05           12/01/98          0
    411113525                            O            11/01/13
    0


    1835442          K08/G01             F          230,000.00         ZZ
                                         180        228,797.72          1
    5908 SUNRIDGE COURT                7.375          2,115.82         59
                                       7.125          2,115.82      390,000.00
    CLARKSTON        MI   48348          2            10/20/98         00
    0411104953                           03           12/01/98          0
    411104953                            O            11/01/13
    0


    1836454          830/G01             F          101,400.00         ZZ
                                         180        101,073.08          1
    798 EAST 8230 SOUTH                6.750            897.30         73
                                       6.500            897.30      140,500.00
    SANDY            UT   84094          2            10/30/98         00
    0431103001                           05           12/01/98          0
    540422                               O            11/01/13
    0


    1836587          601/G01             F          237,000.00         ZZ
                                         180        233,867.49          1
    18302 INVERGORDON LANE             6.875          2,113.69         39
                                       6.625          2,113.69      618,000.00
    CORNELIUS        NC   28031          2            07/24/98         00
    0431094739                           03           09/01/98          0
1


    1254875                              O            08/01/13
    0


    1836593          601/G01             F          258,400.00         ZZ
                                         180        255,939.99          1
    528 CAMELOT DRIVE                  7.000          2,322.57         95
                                       6.750          2,322.57      272,000.00
    LIBERTY          MO   64068          1            08/25/98         04
    0431101104                           05           10/01/98         30
    1260102                              O            09/01/13
    0


    1836596          601/G01             F          275,000.00         ZZ
                                         180        274,103.75          1
    2743 30TH AVE SW                   6.625          2,414.48         70
                                       6.375          2,414.48      397,500.00
    FARGO            ND   58103          2            10/09/98         00
    0431099449                           05           12/01/98          0
    1269531                              O            11/01/13
    0


    1836599          601/G01             F          424,000.00         ZZ
                                         180        422,647.70          1
    3424 OLD DOMINION ROAD             6.875          3,781.47         59
                                       6.625          3,781.47      730,000.00
    LINCOLN          NE   68516          2            10/02/98         00
    0431099399                           03           12/01/98          0
    1269909                              O            11/01/13
    0


    1836608          601/G01             F          386,500.00         ZZ
                                         180        385,226.71          1
    2020 MILLVIEW LANE                 6.500          3,366.83         76
                                       6.250          3,366.83      515,000.00
    COEUR D'ALENE    ID   83814          2            10/14/98         00
    0431099670                           05           12/01/98          0
    1274008                              O            11/01/13
    0


    1836611          601/G01             F          281,839.00         ZZ
                                         180        278,289.26          1
    4250 GATEWOOD LN                   7.125          2,552.99         50
                                       6.875          2,552.99      565,000.00
    DULUTH           GA   30097          2            08/17/98         00
    0431101294                           05           09/01/98          0
    1274502                              O            08/01/13
    0


1


    1836613          601/G01             F          400,000.00         ZZ
                                         180        398,738.02          1
    654 ROUND HILL DRIVE               7.000          3,595.31         80
                                       6.750          3,595.31      500,000.00
    GRAND JUNCTION   CO   81506          2            10/22/98         00
    0431099662                           05           12/01/98          0
    1275060                              O            11/01/13
    0


    1836614          601/G01             F          299,000.00         ZZ
                                         180        297,993.59          1
    2400 SECRETARIAT COURT             6.250          2,563.70         48
                                       6.000          2,563.70      625,000.00
    WALTON           NE   68461          2            10/09/98         00
    0431100601                           05           12/01/98          0
    1276789                              O            11/01/13
    0


    1836617          601/G01             F          281,000.00         ZZ
                                         180        280,084.19          1
    209 KING OWEN CT                   6.625          2,467.16         77
                                       6.375          2,467.16      366,000.00
    CHARLOTTE        NC   28211          2            09/30/98         00
    0431100049                           05           12/01/98          0
    1277407                              O            11/01/13
    0


    1836627          601/G01             F          365,500.00         ZZ
                                         180        352,687.78          1
    307 DUNBARTON ROAD                 7.500          3,388.24         85
                                       7.250          3,388.24      430,000.00
    WATSONVILLE      CA   95076          2            08/12/98         11
    0431101047                           05           10/01/98          6
    1278575                              O            09/01/13
    0


    1836628          601/G01             F          332,000.00         ZZ
                                         180        329,806.58          1
    25 BRIARWOOD PLACE                 6.500          2,892.08         78
                                       6.250          2,892.08      427,000.00
    BRIARWOOD        ND   58104          1            09/26/98         00
    0431101195                           05           11/01/98          0
    1279163                              O            10/01/13
    0


    1836631          601/G01             F          400,000.00         ZZ
                                         180        398,710.36          1
    23 RAZORBACK ROAD                  6.750          3,539.64         77
                                       6.500          3,539.64      525,000.00
1


    ROGERS           AR   72756          2            10/07/98         00
    0431099696                           03           12/01/98          0
    1279612                              O            11/01/13
    0


    1836633          638/G01             F          317,500.00         ZZ
                                         180        316,498.30          1
    4620 SAN ANTONIO ROAD              7.000          2,853.78         63
                                       6.750          2,853.78      512,000.00
    YORBA LINDA      CA   92886          2            10/15/98         00
    0431098219                           05           12/01/98          0
    08796164                             O            11/01/13
    0


    1836634          601/G01             F          310,700.00         ZZ
                                         180        309,719.76          1
    3449 E DESERT BROOM WAY            7.000          2,792.66         72
                                       6.750          2,792.66      435,000.00
    PHOENIX          AZ   85044          2            10/01/98         00
    0431099779                           05           12/01/98          0
    1279849                              O            11/01/13
    0


    1836636          601/G01             F          250,000.00         ZZ
                                         180        247,412.09          1
    20 BRIAR CLIFF                     7.000          2,247.07         36
                                       6.750          2,247.07      700,000.00
    ST LOUIS         MO   63124          5            10/01/98         00
    0431099266                           05           11/01/98          0
    1280081                              O            10/01/13
    0


    1836637          601/G01             F          358,000.00         ZZ
                                         180        356,845.77          1
    1520 LAKEWOOD DRIVE                6.750          3,167.98         52
                                       6.500          3,167.98      700,000.00
    LEXINGTON        KY   40502          2            10/21/98         00
    0431099340                           05           12/01/98          0
    1282369                              O            11/01/13
    0


    1836638          638/G01             F          353,000.00         ZZ
                                         180        351,898.36          1
    12306 BROOKGLEN DRIVE              7.125          3,197.58         64
                                       6.875          3,197.58      560,000.00
    SARATOGA         CA   95070          2            10/15/98         00
    0431096098                           05           12/01/98          0
    08804663                             O            11/01/13
    0
1




    1836641          601/G01             F          240,800.00         ZZ
                                         180        240,023.63          1
    1425 LITTLE HORN ROAD              6.750          2,130.87         80
                                       6.500          2,130.87      301,000.00
    EDMOND           OK   73034          2            10/13/98         00
    0431099357                           03           12/01/98          0
    1287846                              O            11/01/13
    0


    1836642          601/G01             F          322,400.00         ZZ
                                         180        321,349.26          1
    11 WEBSTER WOODS DR                6.625          2,830.66         80
                                       6.375          2,830.66      403,000.00
    ST LOUIS         MO   63119          1            10/16/98         00
    0431099142                           05           12/01/98          0
    1288701                              O            11/01/13
    0


    1836643          601/G01             F          539,000.00         ZZ
                                         180        537,243.34          1
    5601 HIGH DR                       6.625          4,732.39         72
                                       6.375          4,732.39      750,000.00
    MISSION HILL     KS   66208          2            10/26/98         00
    0431099464                           03           12/01/98          0
    1289173                              O            11/01/13
    0


    1836645          638/G01             F          267,000.00         ZZ
                                         180        266,129.82          1
    3216 BLUE RIDGE COURT              6.625          2,344.24         76
                                       6.375          2,344.24      355,000.00
    THOUSAND OAKS    CA   91362          2            10/21/98         00
    0431098235                           05           12/01/98          0
    08804149                             O            11/01/13
    0


    1836647          601/G01             F          252,000.00         ZZ
                                         180        251,187.53          1
    206 NW BIRCH                       6.750          2,229.97         80
                                       6.500          2,229.97      315,000.00
    LEES SUMMIT      MO   64064          1            10/14/98         00
    0431099225                           03           12/01/98          0
    1289652                              O            11/01/13
    0


    1836649          601/G01             F          370,400.00         ZZ
                                         180        369,179.74          1
1


    1 GLENMARY RD                      6.500          3,226.59         80
                                       6.250          3,226.59      465,000.00
    ST LOUIS         MO   63132          2            10/30/98         00
    0431098987                           05           12/01/98          0
    1296483                              O            11/01/13
    0


    1836652          638/G01             F          267,030.00         ZZ
                                         180        266,178.34          1
    1715 LANDON HILL ROAD              6.875          2,381.52         50
                                       6.625          2,381.52      543,000.00
    VIENNA           VA   22182          2            10/15/98         00
    0431097666                           03           12/01/98          0
    08798286                             O            11/01/13
    0


    1836653          601/G01             F          450,000.00         ZZ
                                         180        448,580.27          1
    2704 WESTMINISTER AVE              7.000          4,044.73         79
                                       6.750          4,044.73      572,277.00
    UNIVERSITY PARK  TX   75205          1            10/15/98         00
    0431099282                           05           12/01/98          0
    2043016                              O            11/01/13
    0


    1836657          601/G01             F          320,000.00         ZZ
                                         180        318,990.41          1
    1501 ROYAL OAK ROAD                7.000          2,876.26         36
                                       6.750          2,876.26      900,000.00
    DARIEN           IL   60561          5            10/26/98         00
    0431098979                           05           12/01/98          0
    2101579                              O            11/01/13
    0


    1836660          601/G01             F          260,000.00         ZZ
                                         180        259,134.19          1
    3508 POMMEL PL                     6.375          2,247.06         80
                                       6.125          2,247.06      325,000.00
    WEST DES MOINES  IA   50265          1            10/21/98         00
    0431099324                           05           12/01/98          0
    2111124                              O            11/01/13
    0


    1836678          E82/G01             F          428,000.00         ZZ
                                         180        426,605.11          1
    223 CERRITO AVENUE                 6.625          3,757.81         62
                                       6.375          3,757.81      700,000.00
    REDWOOD CITY     CA   94061          2            11/02/98         00
    0400159091                           05           12/01/98          0
1


    0400159091                           O            11/01/13
    0


    1836953          637/G01             F          432,000.00         ZZ
                                         180        430,607.19          1
    209 DELPHI COURT                   6.750          3,822.81         43
                                       6.500          3,822.81    1,025,000.00
    LOS ALTOS        CA   94022          2            10/20/98         00
    0431097872                           05           12/01/98          0
    13430103                             O            11/01/13
    0


    1836966          637/G01             F          259,000.00         ZZ
                                         180        258,146.75          1
    185 LOWELL DRIVE                   6.500          2,256.17         55
                                       6.250          2,256.17      475,000.00
    DANVILLE         CA   94526          2            10/28/98         00
    0431106665                           03           12/01/98          0
    13442819                             O            11/01/13
    0


    1837608          638/G01             F          350,000.00         ZZ
                                         180        348,883.72          1
    2013 MALLARD DRIVE                 6.875          3,121.49         68
                                       6.625          3,121.49      521,000.00
    NORTHBROOK       IL   60062          1            10/30/98         00
    0431100353                           05           12/01/98          0
    8797023                              O            11/01/13
    0


    1837654          956/G01             F          285,000.00         ZZ
                                         180        284,091.03          1
    46329 SE 131ST STREET              6.875          2,541.78         72
                                       6.625          2,541.78      400,000.00
    NORTH BEND       WA   98045          2            10/21/98         00
    0431098805                           05           12/01/98          0
    108100113                            O            11/01/13
    0


    1837679          956/G01             F          470,000.00         ZZ
                                         180        470,000.00          1
    5039 BIRKDALE WAY                  7.500          4,356.96         68
                                       7.250          4,356.96      700,000.00
    SAN JOSE         CA   95138          5            11/03/98         00
    0431098789                           03           01/01/99          0
    208100547                            O            12/01/13
    0


1


    1837683          956/G01             F          438,000.00         ZZ
                                         180        436,572.51          1
    1074 FOXHURST WAY                  6.625          3,845.61         52
                                       6.375          3,845.61      850,000.00
    SAN JOSE         CA   95120          2            10/29/98         00
    0431102359                           05           12/01/98          0
    208100605                            O            11/01/13
    0


    1837692          356/G01             F          267,000.00         ZZ
                                         180        266,166.74          1
    35901 HELM COURT                   7.125          2,418.57         78
                                       6.875          2,418.57      345,000.00
    FREMONT          CA   94536          2            10/15/98         00
    0431098433                           05           12/01/98          0
    2597227                              O            11/01/13
    0


    1837707          637/G01             F          300,000.00         ZZ
                                         180        299,043.18          1
    6537 IVY LANE                      6.875          2,675.57         58
                                       6.625          2,675.57      524,000.00
    SAN JOSE         CA   95129          5            10/09/98         00
    0431103944                           05           12/01/98          0
    0013430947                           O            11/01/13
    0


    1837717          637/G01             F          212,313.00         ZZ
                                         180        211,657.59          1
    105 WOODGLEN LANE                  7.250          1,938.13         57
                                       7.000          1,938.13      375,000.00
    MARTINEZ         CA   94553          2            10/28/98         00
    0431101997                           03           12/01/98          0
    0010146173                           O            11/01/13
    0


    1837722          637/G01             F          262,000.00         ZZ
                                         180        261,164.38          1
    232 LASSO CIRCLE                   6.875          2,336.66         61
                                       6.625          2,336.66      434,000.00
    SAN RAMON        CA   94583          2            10/28/98         00
    0431111632                           03           12/01/98          0
    0013443452                           O            11/01/13
    0


    1837727          637/G01             F          275,000.00         ZZ
                                         180        274,122.92          1
    1490 POPPY WAY                     6.875          2,452.60         50
                                       6.625          2,452.60      560,000.00
1


    CUPERTINO        CA   95014          2            10/27/98         00
    0431111707                           05           12/01/98          0
    13442330                             O            11/01/13
    0


    1837746          A89/G01             F          303,000.00         ZZ
                                         180        303,000.00          1
    1 UNIVERSITY LANE                  6.500          2,639.46         18
                                       6.250          2,639.46    1,685,000.00
    MANCHESTER-BY-T  MA   01944          2            10/30/98         00
    0431096288                           05           01/01/99          0
    151283282                            O            12/01/13
    0


    1837786          G52/G01             F           90,000.00         ZZ
                                         180         89,728.19          1
    4243 WEST FIRETHORN STREET         7.500            834.31         75
                                       7.250            834.31      120,000.00
    TUCSON           AZ   85741          1            10/29/98         00
    0431101880                           05           12/01/98          0
    97000214                             O            11/01/13
    0


    1837808          313/G01             F          326,700.00         ZZ
                                         180        325,623.72          1
    6504 CYPRESS POINT DRIVE           6.500          2,845.91         73
                                       6.250          2,845.91      450,000.00
    PLANO            TX   75093          5            10/16/98         00
    0431120351                           03           12/01/98          0
    6723175                              O            11/01/13
    0


    1837892          811/G01             F          337,500.00         ZZ
                                         180        336,400.05          1
    1632 MONTALTO DRIVE                6.625          2,963.23         70
                                       6.375          2,963.23      485,000.00
    MOUNTAIN VIEW    CA   94040          5            10/22/98         00
    0431098102                           05           12/01/98          0
    227130                               O            11/01/13
    0


    1838429          A50/A50             F          428,500.00         ZZ
                                         180        427,073.10          1
    7463 ASHLAND LANE                  6.375          3,703.31         64
                                       6.125          3,703.31      670,000.00
    BIRMINGHAM       AL   35242          2            10/26/98         00
    117279                               03           12/01/98          0
    117279                               O            11/01/13
    0
1




    1838548          A14/G01             F          356,000.00         ZZ
                                         180        356,000.00          1
    4105 SE RIVER DRIVE                6.875          3,175.00         63
                                       6.625          3,175.00      570,000.00
    MILWAUKIE        OR   97267          5            11/02/98         00
    0431102417                           05           01/01/99          0
    111388                               O            12/01/13
    0


    1838667          961/G01             F          130,000.00         ZZ
                                         180        129,585.38          1
    2247 EAST CAMERON AVENUE           6.875          1,159.41         62
                                       6.625          1,159.41      210,000.00
    WEST COVINA      CA   91791          2            10/21/98         00
    0431105006                           05           12/01/98          0
    09111728                             O            11/01/13
    0


    1838692          765/G01             F          435,000.00         ZZ
                                         180        433,642.44          1
    1216 LEVIN AVE                     7.125          3,940.37         60
                                       6.875          3,940.37      725,000.00
    MOUNTAIN VIEW    CA   94040          5            10/22/98         00
    0431101575                           05           12/01/98          0
    180227                               O            11/01/13
    0


    1838831          637/G01             F          268,700.00         ZZ
                                         180        267,833.68          1
    5065 FOREST HILL DRIVE             6.750          2,377.76         40
                                       6.500          2,377.76      675,000.00
    PLEASANTON       CA   94588          2            10/28/98         00
    0431113505                           05           12/01/98          0
    10146702                             O            11/01/13
    0


    1838869          356/G01             F          377,250.00         ZZ
                                         180        376,059.79          1
    2015 WAWONA STREET                 7.000          3,390.83         77
                                       6.750          3,390.83      495,000.00
    SAN FRANCISCO    CA   94116          2            10/19/98         00
    0431102847                           05           12/01/98          0
    2597649                              O            11/01/13
    0


    1838889          356/G01             F          279,000.00         ZZ
                                         180        279,000.00          1
1


    6529 CRESTWOOD DRIVE               7.125          2,527.27         75
                                       6.875          2,527.27      372,000.00
    CASTRO VALLEY    CA   94552          5            10/27/98         00
    0431102805                           03           01/01/99          0
    2595700                              O            12/01/13
    0


    1838914          195/G01             F          580,000.00         ZZ
                                         180        580,000.00          1
    683 STWAWBERRY HILL ROAD           6.875          5,172.76         56
                                       6.625          5,172.76    1,050,000.00
    CONCORD          MA   01742          2            11/03/98         00
    0431104082                           05           01/01/99          0
    59911                                O            12/01/13
    0


    1838934          830/G01             F          598,000.00         ZZ
                                         120        594,449.00          1
    108 PUAKO BEACH DRIVE              6.500          6,790.17         52
                                       6.250          6,790.17    1,150,000.00
    KAMUELA          HI   96743          2            10/29/98         00
    0431106525                           05           12/01/98          0
    MADER539040                          O            11/01/08
    0


    1839042          638/G01             F          352,000.00         ZZ
                                         180        350,889.45          1
    27055 HIDDEN TRAIL ROAD            7.000          3,163.88         37
                                       6.750          3,163.88      955,000.00
    LAGUNA HILLS     CA   92653          2            10/21/98         00
    0431100254                           03           12/01/98          0
    8803342                              O            11/01/13
    0


    1839044          638/G01             F          120,000.00         ZZ
                                         180        119,596.09          1
    238 PARIS STREET                   6.250          1,028.91         37
                                       6.000          1,028.91      331,000.00
    SAN FRANCISCO    CA   94112          2            10/21/98         00
    0431100270                           05           12/01/98          0
    8803505                              O            11/01/13
    0


    1839046          638/G01             F          106,000.00         T
                                         180        105,650.80          1
    977 DIAMOND DRIVE                  6.500            923.37         55
                                       6.250            923.37      196,000.00
    SANTA MARIA      CA   93455          1            10/16/98         00
    0431100288                           05           12/01/98          0
1


    8809971                              O            11/01/13
    0


    1839047          638/G01             F          132,000.00         ZZ
                                         180        131,574.42          1
    37876 LOS COCOS DRIVE WEST         6.750          1,168.08         80
                                       6.500          1,168.08      165,000.00
    RANCHO MIRAGE    CA   92270          5            10/19/98         00
    0431100312                           03           12/01/98          0
    8806622                              O            11/01/13
    0


    1839101          356/G01             F          278,000.00         ZZ
                                         180        277,113.35          1
    157 BLACKSTONE DRIVE               6.875          2,479.36         63
                                       6.625          2,479.36      445,000.00
    DANVILLE         CA   94506          2            10/19/98         00
    0431104199                           03           12/01/98          0
    2640464                              O            11/01/13
    0


    1839106          356/G01             F          435,000.00         ZZ
                                         180        433,612.62          1
    520 CHANTECLER DRIVE               6.875          3,879.57         55
                                       6.625          3,879.57      800,000.00
    FREMONT          CA   94539          2            10/16/98         00
    0431103126                           05           12/01/98          0
    2618783                              O            11/01/13
    0


    1839111          439/439             F          364,000.00         ZZ
                                         180        350,458.14          1
    17550 TAYLOR LN                    7.600          3,395.05         80
                                       7.350          3,395.05      455,000.00
    OCCIDENTAL       CA   95465          2            11/04/97         00
    1925173                              05           01/01/98          0
    1925173                              O            12/01/12
    0


    1839112          439/439             F          350,000.00         ZZ
                                         180        348,890.95          1
    70 BAY DRIVE EAST                  6.950          3,136.13         65
                                       6.700          3,136.13      539,000.00
    HUNTINGTON       NY   11743          1            10/23/98         00
    1982573                              05           12/01/98          0
    1982573                              O            11/01/13
    0


1


    1839113          439/439             F          279,000.00         ZZ
                                         180        278,134.96          1
    34 LARCH HILL ROAD                 7.200          2,539.04         38
                                       6.950          2,539.04      750,000.00
    HEWLETT          NY   11557          2            10/23/98         00
    1983942                              05           12/01/98          0
    1983942                              O            11/01/13
    0


    1839114          439/439             F          250,000.00         ZZ
                                         180        249,214.68          1
    221 GREEN AVE                      7.050          2,254.07         80
                                       6.800          2,254.07      314,000.00
    FREEPORT         NY   11520          2            10/22/98         00
    1984188                              05           12/01/98          0
    1984188                              O            11/01/13
    0


    1839115          439/439             F          265,700.00         ZZ
                                         180        264,879.79          1
    1259 WINDSOR RD                    7.250          2,425.48         80
                                       7.000          2,425.48      335,000.00
    CARDIFF BY THE   CA   92007          2            10/26/98         00
    1984942                              05           12/01/98          0
    1984942                              O            11/01/13
    0


    1839117          439/439             F          305,000.00         ZZ
                                         180        304,020.89          1
    21 WILDWOOD DR                     6.800          2,707.44         65
                                       6.550          2,707.44      475,000.00
    HUNTINGTON STAT  NY   11746          5            10/19/98         00
    1985214                              05           12/01/98          0
    1985214                              O            11/01/13
    0


    1839118          439/439             F          250,000.00         ZZ
                                         180        249,214.68          1
    1224 MOHAWK CT                     7.050          2,254.07         65
                                       6.800          2,254.07      390,000.00
    SCHAUMBURG       IL   60193          2            10/24/98         00
    1987659                              05           12/01/98          0
    1987659                              O            11/01/13
    0


    1839119          439/439             F          784,000.00         ZZ
                                         180        778,369.72          1
    1683 LOS ALTOS ROAD                7.350          7,201.12         70
                                       7.100          7,201.12    1,125,000.00
1


    SAN DIEGO        CA   92109          2            10/21/98         00
    1987933                              03           12/01/98          0
    1987933                              O            11/01/13
    0


    1839120          439/439             F          334,000.00         ZZ
                                         180        332,955.37          1
    28202 MODJESKA CANYON ROAD         7.100          3,020.80         59
                                       6.850          3,020.80      575,000.00
    SILVERADO AREA   CA   92676          5            10/16/98         00
    1988122                              05           12/01/98          0
    1988122                              O            11/01/13
    0


    1839121          439/439             F          325,000.00         ZZ
                                         180        323,970.17          1
    19 CAPOBELLA                       6.950          2,912.12         80
                                       6.700          2,912.12      410,000.00
    IRVINE           CA   92614          2            10/07/98         00
    1988235                              03           12/01/98          0
    1988235                              O            11/01/13
    0


    1839122          356/G01             F          325,000.00         ZZ
                                         180        323,974.63          1
    14 WHITE TAIL LANE                 7.000          2,921.20         65
                                       6.750          2,921.20      500,000.00
    MONTEREY         CA   93940          5            10/19/98         00
    0431103779                           05           12/01/98          0
    2600625                              O            11/01/13
    0


    1839123          439/439             F          280,700.00         ZZ
                                         180        279,806.68          1
    9739 CAMINITO CALOR                6.900          2,507.35         57
                                       6.650          2,507.35      500,000.00
    SAN DIEGO        CA   92131          2            10/24/98         00
    1988284                              03           12/01/98          0
    1988284                              O            11/01/13
    0


    1839124          439/439             F          262,500.00         ZZ
                                         180        260,942.19          1
    7060 COVELLO DRIVE SOUTH           7.050          2,366.77         75
                                       6.800          2,366.77      350,000.00
    SEATTLE          WA   98108          5            10/20/98         00
    1989104                              05           12/01/98          0
    1989104                              O            11/01/13
    0
1




    1839125          439/439             F          356,000.00         ZZ
                                         180        354,847.25          1
    10940 MIRAMONTE ROAD               6.700          3,140.42         31
                                       6.450          3,140.42    1,180,000.00
    CUPERTINO        CA   95014          2            10/16/98         00
    1989722                              05           12/01/98          0
    1989722                              O            11/01/13
    0


    1839126          439/439             F          286,000.00         ZZ
                                         180        285,113.26          1
    11163 COLLEGIO DR                  7.200          2,602.74         64
                                       6.950          2,602.74      450,000.00
    SAN DIEGO        CA   92124          5            10/21/98         00
    1990564                              05           12/01/98          0
    1990564                              O            11/01/13
    0


    1839127          439/439             F          315,000.00         ZZ
                                         180        313,966.72          1
    224 MONTEREY AVENUE                6.550          2,752.66         42
                                       6.300          2,752.66      750,000.00
    CAPITOLA         CA   95010          5            10/16/98         00
    1990853                              05           12/01/98          0
    1990853                              O            11/01/13
    0


    1839128          439/439             F          548,000.00         ZZ
                                         180        546,286.06          1
    15221 20TH CIRCLE SOUTHEAST        7.100          4,956.27         65
                                       6.850          4,956.27      850,000.00
    BOTHELL          WA   98012          5            10/05/98         00
    1991097                              05           12/01/98          0
    1991097                              O            11/01/13
    0


    1839129          439/439             F          295,000.00         ZZ
                                         180        294,061.17          1
    954 W MONTANA                      6.900          2,635.08         57
                                       6.650          2,635.08      525,000.00
    CHICAGO          IL   60614          2            10/21/98         00
    1991970                              05           12/01/98          0
    1991970                              O            11/01/13
    0


    1839130          439/439             F          431,000.00         ZZ
                                         180        429,580.10          1
1


    10790 WILSHIRE BOULEVARD, UNIT     6.500          3,754.48         54
    #904                               6.250          3,754.48      810,000.00
    LOS ANGELES      CA   90024          5            10/22/98         00
    1992183                              01           12/01/98          0
    1992183                              O            11/01/13
    0


    1839131          439/439             F          270,000.00         ZZ
                                         180        269,098.96          1
    5826 SHADOW RIDGE DRIVE            6.350          2,329.79         73
                                       6.100          2,329.79      370,000.00
    CASTRO VALLEY    CA   94546          5            10/23/98         00
    1993218                              05           12/01/98          0
    1993218                              O            11/01/13
    0


    1839132          439/439             F          650,000.00         ZZ
                                         180        647,849.40          1
    25121 TEPA WAY                     6.450          5,644.35         41
                                       6.200          5,644.35    1,600,000.00
    LOS ALTOS HILLS  CA   94022          2            10/21/98         00
    1993518                              05           12/01/98          0
    1993518                              O            11/01/13
    0


    1839133          439/439             F          302,000.00         ZZ
                                         180        301,026.32          1
    30 SUGAR PINE LANE                 6.750          2,672.43         52
                                       6.500          2,672.43      590,000.00
    DANVILLE         CA   94506          2            10/17/98         00
    1993526                              03           12/01/98          0
    1993526                              O            11/01/13
    0


    1839134          439/439             F          482,000.00         ZZ
                                         180        480,356.69          1
    120 CAMPO BELLO LANE               6.100          4,093.48         51
                                       5.850          4,093.48      950,000.00
    MENLO PARK       CA   94025          2            10/19/98         00
    1993878                              05           12/01/98          0
    1993878                              O            11/01/13
    0


    1839135          439/439             F          279,500.00         ZZ
                                         180        278,598.86          1
    2024 PIER AVE                      6.750          2,473.33         47
                                       6.500          2,473.33      600,000.00
    SANTA MONICA     CA   90405          2            10/23/98         00
    1995202                              05           12/01/98          0
1


    1995202                              O            11/01/13
    0


    1839136          439/439             F          390,500.00         ZZ
                                         180        389,257.25          1
    385 W ONWENTSIA                    6.900          3,488.13         75
                                       6.650          3,488.13      525,000.00
    LAKE FOREST      IL   60045          2            10/26/98         00
    1995276                              05           12/01/98          0
    1995276                              O            11/01/13
    0


    1839237          637/G01             F          328,000.00         ZZ
                                         180        326,953.88          1
    460 JACARANDA DRIVE                6.875          2,925.29         53
                                       6.625          2,925.29      630,000.00
    FREMONT          CA   94539          2            10/23/98         00
    0431118926                           05           12/01/98          0
    0013440201                           O            11/01/13
    0


    1839361          196/G01             F          400,000.00         ZZ
                                         180        398,682.24          1
    2308 KING ARTHUR COURT             6.500          3,484.43         29
                                       6.250          3,484.43    1,400,000.00
    LA JOLLA         CA   92037          2            10/23/98         00
    0431108802                           05           12/01/98          0
    1196085                              O            11/01/13
    0


    1839362          944/G01             F          266,000.00         ZZ
                                         180        264,298.40          1
    2953 GARDEN CREEK CIRCLE           6.875          2,372.33         80
                                       6.625          2,372.33      336,000.00
    PLEASANTON       CA   94588          5            09/23/98         00
    0431105287                           09           11/01/98          0
    1181                                 O            10/01/13
    0


    1839472          K08/G01             F          133,250.00         ZZ
                                         180        132,820.39          1
    26 MAPLEWOOD AVENUE                6.750          1,179.14         65
                                       6.500          1,179.14      205,000.00
    CLIFTON          NJ   07013          5            10/29/98         00
    0411092869                           05           12/01/98          0
    411092869                            O            11/01/13
    0


1


    1839728          638/G01             F          166,400.00         ZZ
                                         180        165,869.28          1
    6520 SHELTONDALE AVENUE            6.875          1,484.05         80
                                       6.625          1,484.05      208,000.00
    WEST HILLS       CA   91307          1            10/08/98         00
    0431102300                           05           12/01/98          0
    8800180                              O            11/01/13
    0


    1839732          638/G01             F          365,300.00         ZZ
                                         180        364,147.50          1
    14257 PALISADES DRIVE              7.000          3,283.42         58
                                       6.750          3,283.42      630,000.00
    POWAY            CA   92064          2            10/27/98         00
    0431103308                           05           12/01/98          0
    08804922                             O            11/01/13
    0


    1839740          356/G01             F          333,000.00         ZZ
                                         180        331,949.40          1
    6490 GRAYSTONE MEADOW CIR          7.000          2,993.10         52
                                       6.750          2,993.10      650,000.00
    SAN JOSE         CA   95120          2            10/20/98         00
    0431104272                           05           12/01/98          0
    2612968                              O            11/01/13
    0


    1839755          588/G01             F          492,000.00         ZZ
                                         180        490,464.56          1
    15 MILFORD DRIVE                   7.125          4,456.69         80
                                       6.875          4,456.69      615,000.00
    EVESHAM TOWNSHI  NJ   08518          1            10/07/98         00
    0431109222                           05           12/01/98          0
    980803333                            O            11/01/13
    0


    1839791          J95/J95             F          363,000.00         ZZ
                                         180        361,816.94          1
    3 SCARLETT COURT                   6.625          3,187.12         76
                                       6.375          3,187.12      480,000.00
    HOCKESSIN        DE   19707          2            10/16/98         00
    9552092                              05           12/01/98          0
    9552092                              O            11/01/13
    0


    1839800          J95/J95             F          546,000.00         ZZ
                                         180        544,220.52          1
    2995 DEVONSHIRE PLACE              6.625          4,793.85         78
                                       6.375          4,793.85      705,000.00
1


    ATLANTA          GA   30327          2            10/13/98         00
    0010547198                           05           12/01/98          0
    0010547198                           O            11/01/13
    0


    1839804          J95/J95             F          428,000.00         ZZ
                                         180        426,589.99          1
    11521 MANORSTONE LANE              6.500          3,728.34         39
                                       6.250          3,728.34    1,100,000.00
    COLUMBIA         MD   21044          2            10/05/98         00
    9545302                              05           12/01/98          0
    9545302                              O            11/01/13
    0


    1839813          J95/J95             F          373,000.00         ZZ
                                         180        370,613.90          1
    3752 EAST EAGLESCLIFFE DRIVE       6.875          3,326.62         78
                                       6.625          3,326.62      482,000.00
    SPRINGFIELD      MO   65809          2            09/25/98         00
    0016203366                           05           11/01/98          0
    0016203366                           O            10/01/13
    0


    1839816          J95/J95             F          325,000.00         ZZ
                                         180        323,952.17          1
    6139 SHADY GROVE LANE              6.750          2,875.96         55
                                       6.500          2,875.96      600,000.00
    MEMPHIS          TN   38120          5            10/19/98         00
    0150611648                           05           12/01/98          0
    0150611648                           O            11/01/13
    0


    1839820          195/G01             F          278,000.00         ZZ
                                         180        278,000.00          1
    326 LONG RIDGE LANE                6.125          2,364.74         79
                                       5.875          2,364.74      352,000.00
    EXTON            PA   19341          2            11/06/98         00
    0431111038                           05           01/01/99          0
    60250                                O            12/01/13
    0


    1839823          J95/J95             F          352,500.00         ZZ
                                         180        351,375.74          1
    9419 MAYFIELD ROAD SOUTH           6.875          3,143.79         75
                                       6.625          3,143.79      470,000.00
    COLLIERVILLE     TN   38017          5            10/26/98         00
    0150611960                           05           12/01/98          0
    0150611960                           O            11/01/13
    0
1




    1839828          J95/J95             F          245,000.00         ZZ
                                         180        244,201.52          1
    2359 FAIRWAY DRIVE                 6.625          2,151.08         77
                                       6.375          2,151.08      319,900.00
    YORK             PA   17404          2            10/15/98         00
    00135800442                          05           12/01/98          0
    00135800442                          O            11/01/13
    0


    1839837          J95/J95             F          344,000.00         ZZ
                                         180        342,866.72          1
    2770 GOLDEN FOX TRAIL              6.500          2,996.61         80
                                       6.250          2,996.61      430,000.00
    LEBANON          OH   45036          1            10/09/98         00
    9543372                              05           12/01/98          0
    9543372                              O            11/01/13
    0


    1839859          J95/J95             F          247,200.00         ZZ
                                         180        244,871.75          1
    3426 MALLARD PARK                  7.125          2,239.21         80
                                       6.875          2,239.21      309,000.00
    ROWLETT          TX   75088          2            08/17/98         00
    0013191622                           05           10/01/98          0
    0013191622                           O            09/01/13
    0


    1839863          J95/J95             F          250,000.00         ZZ
                                         180        248,383.41          1
    35500 NE WILD HORSE MOUNTAIN       6.750          2,212.28         61
    ROAD                               6.500          2,212.28      410,000.00
    SHERWOOD         OR   97140          5            09/08/98         00
    0016195166                           05           11/01/98          0
    0016195166                           O            10/01/13
    0


    1839872          J95/J95             F          400,000.00         ZZ
                                         180        397,495.95          1
    3353 LAKEWOOD AVENUE SOUTH         7.125          3,623.32         67
                                       6.875          3,623.32      605,000.00
    SEATTLE          WA   98144          5            09/28/98         00
    001306393                            05           11/01/98          0
    001306393                            O            10/01/13
    0


    1839908          K08/G01             F          125,000.00         ZZ
                                         180        125,000.00          1
1


    1224 CONEJO ROAD                   7.250          1,141.08         42
                                       7.000          1,141.08      300,000.00
    TAOS             NM   87571          5            11/03/98         00
    0411126360                           05           01/01/99          0
    411126360                            O            12/01/13
    0


    1839920          J95/J95             F          468,750.00         ZZ
                                         180        467,222.29          1
    624 NW 11TH AVENUE                 6.625          4,115.60         75
                                       6.375          4,115.60      625,000.00
    PORTLAND         OR   97209          5            10/14/98         00
    0016235145                           09           12/01/98          0
    0016235145                           O            11/01/13
    0


    1839935          J95/J95             F          370,000.00         ZZ
                                         180        368,807.08          1
    27450 CRAIG LANE                   6.750          3,274.17         52
                                       6.500          3,274.17      715,000.00
    GOLDEN           CO   80401          2            10/14/98         00
    0016249807                           05           12/01/98          0
    0016249807                           O            11/01/13
    0


    1839940          J95/J95             F          307,000.00         ZZ
                                         180        304,815.21          1
    4510 MOUNTAINGATE DRIVE            7.000          2,759.40         53
                                       6.750          2,759.40      584,000.00
    RENO             NV   89509          2            09/11/98         00
    0012840419                           03           11/01/98          0
    0012840419                           O            10/01/13
    0


    1839952          J95/J95             F          323,200.00         ZZ
                                         180        322,157.97          1
    11330 LAFFERTY LANE                6.750          2,860.03         46
                                       6.500          2,860.03      718,000.00
    FAIRFAX          VA   22030          2            10/16/98         00
    9554445                              05           12/01/98          0
    9554445                              O            11/01/13
    0


    1839961          F53/G01             F          175,000.00         ZZ
                                         180        175,000.00          1
    401 WEST JUNIPER AVENUE            6.875          1,560.75         75
                                       6.625          1,560.75      235,000.00
    SANTA ANA        CA   92707          2            11/02/98         00
    0431106582                           05           01/01/99          0
1


    ASA2246NGUY                          O            12/01/13
    0


    1839962          J95/J95             F          302,600.00         ZZ
                                         180        300,301.01          1
    10355 KINGSBRIDGE ROAD             6.625          2,656.81         42
                                       6.375          2,656.81      725,000.00
    ELLICOTT CITY    MD   21042          1            10/14/98         00
    9558180                              03           12/01/98          0
    9558180                              O            11/01/13
    0


    1839980          G20/G01             F          560,000.00         ZZ
                                         180        560,000.00          1
    33812 VALLE ROAD                   6.625          4,916.77         80
                                       6.375          4,916.77      700,000.00
    SAN JUAN CAPIST  CA   92675          1            11/25/98         00
    0431118876                           05           01/01/99          0
    1086                                 O            12/01/13
    0


    1839987          822/G01             F          248,000.00         ZZ
                                         180        247,217.57          1
    124 CASE ROAD                      7.000          2,229.10         80
                                       6.750          2,229.10      310,000.00
    LAKEWOOD         NJ   08701          2            10/26/98         00
    0431112978                           05           12/01/98          0
    0386090900                           O            11/01/13
    0


    1840055          074/074             F          650,000.00         ZZ
                                         180        647,949.29          1
    68 EGBERT STREET                   7.000          5,842.38         56
                                       6.750          5,842.38    1,175,000.00
    BAY HEAD         NJ   08742          1            10/27/98         00
    1101252309                           05           12/01/98          0
    1101252309                           O            11/01/13
    0


    1840057          074/074             F          400,000.00         ZZ
                                         180        400,000.00          1
    189 DEERFIELD LANE NO              6.500          3,484.43         71
                                       6.250          3,484.43      570,000.00
    PLEASANTVILLE    NY   10570          2            11/02/98         00
    1106143865                           05           01/01/99          0
    1106143865                           O            12/01/13
    0


1


    1840060          074/074             F          307,000.00         ZZ
                                         180        305,988.62          1
    176 BARNARD ROAD                   6.500          2,674.30         51
                                       6.250          2,674.30      610,000.00
    NEW ROCHELLE     NY   10801          2            10/23/98         00
    1106147640                           05           12/01/98          0
    1106147640                           O            11/01/13
    0


    1840061          074/074             F          380,000.00         ZZ
                                         180        378,788.03          1
    6 HIDDEN GLEN ROAD                 6.875          3,389.05         63
                                       6.625          3,389.05      610,000.00
    SCARSDALE        NY   10583          5            10/19/98         00
    1106157021                           05           12/01/98          0
    1106157021                           O            11/01/13
    0


    1840067          074/074             F          299,000.00         ZZ
                                         180        298,025.52          1
    210 NAVAJO COURT                   6.625          2,625.21         56
                                       6.375          2,625.21      540,000.00
    MORGANVILLE      NJ   07751          1            10/16/98         00
    1106171860                           05           12/01/98          0
    1106171860                           O            11/01/13
    0


    1840068          074/074             F          225,000.00         ZZ
                                         180        224,297.81          1
    90 SOUTH OCEAN AVENUE              7.125          2,038.13         52
                                       6.875          2,038.13      438,000.00
    ISLIP            NY   11751          5            10/09/98         00
    1106172310                           05           12/01/98          0
    1106172310                           O            11/01/13
    0


    1840069          074/074             F          480,000.00         ZZ
                                         180        478,469.09          1
    261 HEATHER LANE                   6.875          4,280.91         80
                                       6.625          4,280.91      600,000.00
    FRANKLIN LAKES   NJ   07417          2            10/14/98         00
    1106177969                           05           12/01/98          0
    1106177969                           O            11/01/13
    0


    1840072          074/074             F          500,000.00         ZZ
                                         180        500,000.00          1
    YOUNGS ROAD                        6.875          4,459.28         67
                                       6.625          4,459.28      750,000.00
1


    NEW VERNON       NJ   07976          1            11/02/98         00
    1106180475                           05           01/01/99          0
    1106180475                           O            12/01/13
    0


    1840077          074/074             F          273,000.00         ZZ
                                         180        273,000.00          1
    12 CANTERBURY CLOSE                6.625          2,396.93         54
                                       6.375          2,396.93      515,000.00
    WESTPORT         CT   06880          5            11/06/98         00
    1106188138                           05           01/01/99          0
    1106188138                           O            12/01/13
    0


    1840079          074/074             F          280,000.00         ZZ
                                         180        280,000.00          1
    66 CRAWFORD ROAD                   6.500          2,439.10         80
                                       6.250          2,439.10      350,000.00
    MIDDLETOWN       NJ   07748          2            10/29/98         00
    1113108230                           05           01/01/99          0
    1113108230                           O            12/01/13
    0


    1840082          074/074             F          380,000.00         ZZ
                                         180        378,748.12          1
    12 CANOE BROOK ROAD                6.500          3,310.21         75
                                       6.250          3,310.21      510,000.00
    SHORT HILLS      NJ   07078          2            10/20/98         00
    1114726122                           05           12/01/98          0
    1114726122                           O            11/01/13
    0


    1840084          074/074             F          260,500.00         T
                                         180        259,695.84          1
    1401 OFF COONEYMUS ROAD            7.250          2,378.01         59
                                       7.000          2,378.01      445,000.00
    NEW SHOREHAM     RI   02807          5            10/28/98         00
    1114732486                           05           12/01/98          0
    1114732486                           O            11/01/13
    0


    1840087          074/074             F          260,000.00         ZZ
                                         180        259,143.45          1
    94 WHITE ROAD                      6.500          2,264.88         65
                                       6.250          2,264.88      400,000.00
    SCARSDALE        NY   10583          5            10/13/98         00
    1115709592                           05           12/01/98          0
    1115709592                           O            11/01/13
    0
1




    1840088          074/074             F          552,000.00         ZZ
                                         180        550,200.97          1
    536 ATSION ROAD                    6.625          4,846.53         80
                                       6.375          4,846.53      690,000.00
    SHAMONG          NJ   08088          1            10/14/98         00
    1161238044                           05           12/01/98          0
    1161238044                           O            11/01/13
    0


    1840089          074/074             F          360,000.00         ZZ
                                         180        357,746.35          1
    6 RINGNECK LANE                    7.125          3,260.99         80
                                       6.875          3,260.99      450,000.00
    WAYNE            PA   19087          2            09/25/98         00
    1171187176                           05           11/01/98          0
    1171187176                           O            10/01/13
    0


    1840091          074/074             F          295,000.00         ZZ
                                         180        293,092.45          1
    24 HEDGEROW LANE                   6.750          2,610.48         59
                                       6.500          2,610.48      500,000.00
    MALVERN          PA   19355          2            09/25/98         00
    1175063980                           03           11/01/98          0
    1175063980                           O            10/01/13
    0


    1840092          074/074             F          239,500.00         ZZ
                                         180        237,951.31          1
    1522 E SILVERWOOD DRIVE            6.750          2,119.36         73
                                       6.500          2,119.36      330,000.00
    PHOENIX          AZ   85048          2            09/24/98         00
    1200012298                           03           11/01/98          0
    1200012298                           O            10/01/13
    0


    1840094          074/074             F          398,000.00         ZZ
                                         180        396,688.82          1
    2167 RIDGE DRIVE                   6.500          3,467.01         80
                                       6.250          3,467.01      500,000.00
    PINETOP          AZ   85935          2            10/23/98         00
    1209003875                           03           12/01/98          0
    1209003875                           O            11/01/13
    0


    1840096          074/074             F          451,000.00         ZZ
                                         180        449,561.59          1
1


    9705 OAK PASS ROAD                 6.875          4,022.26         61
                                       6.625          4,022.26      750,000.00
    LOS ANGELES      CA   90210          2            10/14/98         00
    1230044486                           05           12/01/98          0
    1230044486                           O            11/01/13
    0


    1840099          074/074             F          312,600.00         ZZ
                                         180        311,190.94          1
    5733 WILDBRIAR DRIVE               6.875          2,787.94         58
                                       6.625          2,787.94      545,000.00
    RANCHO PALOS VE  CA   90275          2            10/09/98         00
    1233045339                           05           12/01/98          0
    1233045339                           O            11/01/13
    0


    1840100          074/074             F          418,000.00         ZZ
                                         180        415,297.08          1
    222 LARSON STREET                  6.750          3,698.92         67
                                       6.500          3,698.92      625,000.00
    MANHATTAN BEACH  CA   90266          5            09/21/98         00
    1234019946                           05           11/01/98          0
    1234019946                           O            10/01/13
    0


    1840101          074/074             F          775,000.00         ZZ
                                         180        775,000.00          1
    1505 GEORGINA AVENUE               6.875          6,911.87         52
                                       6.625          6,911.87    1,500,000.00
    SANTA MONICA     CA   90402          2            11/05/98         00
    1234025155                           05           01/01/99          0
    1234025155                           O            12/01/13
    0


    1840107          074/074             F          335,000.00         T
                                         180        333,931.56          1
    74797 SOUTH COVE DRIVE             6.875          2,987.71         80
                                       6.625          2,987.71      420,000.00
    INDIAN WELLS     CA   92210          1            10/22/98         00
    1237008480                           03           12/01/98          0
    1237008480                           O            11/01/13
    0


    1840109          074/074             F          470,800.00         T
                                         180        466,460.81          1
    1760 AVENIDA DEL MUNDO 308         7.375          4,331.00         75
                                       7.125          4,331.00      635,000.00
    CORONADO         CA   92118          2            08/14/98         00
    1243012325                           06           10/01/98          0
1


    1243012325                           O            09/01/13
    0


    1840110          074/074             F          317,100.00         ZZ
                                         180        315,787.65          1
    2055 JUPITER HILLS LANE            6.875          2,828.07         80
                                       6.625          2,828.07      396,400.00
    HENDERSON        NV   89012          1            10/14/98         00
    1251166619                           03           12/01/98          0
    1251166619                           O            11/01/13
    0


    1840111          074/074             F          114,400.00         ZZ
                                         180        113,099.65          1
    3634 DARREN THORNTON WAY           7.125          1,036.27         46
                                       6.875          1,036.27      250,000.00
    LAS VEGAS        NV   89121          2            08/04/98         00
    1251176703                           03           10/01/98          0
    1251176703                           O            09/01/13
    0


    1840113          074/074             F          270,000.00         ZZ
                                         180        269,138.86          1
    1810 ARROYO CHAMISO R              6.875          2,408.01         75
                                       6.625          2,408.01      360,000.00
    SANTA FE         NM   87501          5            10/23/98         00
    1256007689                           05           12/01/98          0
    1256007689                           O            11/01/13
    0


    1840117          074/074             F          328,000.00         ZZ
                                         180        326,953.89          1
    10 PROVENCAL ROAD                  6.875          2,925.28         30
                                       6.625          2,925.28    1,100,000.00
    GROSSE POINTE F  MI   48236          2            10/26/98         00
    1412027150                           05           12/01/98          0
    1412027150                           O            11/01/13
    0


    1840118          074/074             F          332,000.00         ZZ
                                         180        330,917.98          1
    1819 SOUTH LIBERTY DRIVE           6.625          2,914.94         74
                                       6.375          2,914.94      450,000.00
    LIBERTY LAKE     WA   99019          2            10/08/98         00
    1454000092                           05           12/01/98          0
    1454000092                           O            11/01/13
    0


1


    1840120          074/074             F          440,000.00         ZZ
                                         180        438,581.40          1
    62 HIGHLANDS LANE UNIT 302         6.750          3,893.60         19
                                       6.500          3,893.60    2,400,000.00
    BEAVER CREEK     CO   81620          5            10/07/98         00
    1461153901                           08           12/01/98          0
    1461153901                           O            11/01/13
    0


    1840124          074/074             F          611,200.00         ZZ
                                         180        607,290.15          1
    250 GLORIA CIRCLE                  6.875          5,451.01         49
                                       6.625          5,451.01    1,270,000.00
    MENLO PARK       CA   94025          2            09/23/98         00
    1470018099                           05           11/01/98          0
    1470018099                           O            10/01/13
    0


    1840125          074/074             F          650,000.00         ZZ
                                         180        645,841.94          1
    3675 NORDSTROM LANE                6.875          5,797.05         46
                                       6.625          5,797.05    1,426,000.00
    LAFAYETTE        CA   94563          1            09/01/98         00
    1470018361                           05           11/01/98          0
    1470018361                           O            10/01/13
    0


    1840128          074/074             F           48,950.00         ZZ
                                         180         47,919.42          1
    2260 NW 196TH STREET               7.875            464.27         49
                                       7.625            464.27      100,000.00
    NORTH MIAMI      FL   33056          2            06/24/98         00
    1500609365                           05           08/01/98          0
    1500609365                           O            07/01/13
    0


    1840129          074/074             F          155,000.00         ZZ
                                         180        154,050.54          1
    227 LEE AVENUE UNIT 3              7.375          1,425.88         69
                                       7.125          1,425.88      225,000.00
    BROOKLYN         NY   11206          1            09/24/98         00
    1500683095                           01           11/01/98          0
    1500683095                           O            10/01/13
    0


    1840130          074/074             F          113,000.00         ZZ
                                         180        112,654.96          1
    678 MEADOW ROAD                    7.375          1,039.52         47
                                       7.125          1,039.52      245,000.00
1


    BRIDGEWATER      NJ   08807          2            10/02/98         00
    1500694138                           05           12/01/98          0
    1500694138                           O            11/01/13
    0


    1840131          074/074             F          650,000.00         ZZ
                                         180        647,588.54          1
    2790 EAST SILAXO AVENUE            6.625          5,706.96         69
                                       6.375          5,706.96      950,000.00
    CLOVIS           CA   93611          2            10/28/98         00
    1506507743                           05           12/01/98          0
    1506507743                           O            11/01/13
    0


    1840132          074/074             F          175,000.00         ZZ
                                         180        172,395.11          1
    1455 AMAYA RIDGE ROAD              7.500          1,622.27         42
                                       7.250          1,622.27      425,000.00
    SOQUEL           CA   95073          2            08/24/98         00
    1506696340                           05           10/01/98          0
    1506696340                           O            09/01/13
    0


    1840135          074/074             F          727,000.00         ZZ
                                         180        722,298.99          1
    27360 NATOMA ROAD                  6.750          6,433.29         54
                                       6.500          6,433.29    1,350,000.00
    LOS ALTOS HILLS  CA   94022          2            09/03/98         00
    1506707174                           05           11/01/98          0
    1506707174                           O            10/01/13
    0


    1840136          074/074             F          160,000.00         ZZ
                                         180        159,495.20          1
    701 OLIVIA DRIVE                   7.000          1,438.13         74
                                       6.750          1,438.13      216,950.00
    OXNARD           CA   93030          1            10/20/98         00
    1506720490                           05           12/01/98          0
    1506720490                           O            11/01/13
    0


    1840141          074/074             F          392,500.00         ZZ
                                         180        391,248.17          1
    854 SILVER VALLEY TRAIL            6.875          3,500.53         57
                                       6.625          3,500.53      700,000.00
    WALNUT           CA   91789          2            10/16/98         00
    1506771005                           05           12/01/98          0
    1506771005                           O            11/01/13
    0
1




    1840144          074/074             F          270,000.00         ZZ
                                         120        268,440.08          1
    516 DOVER AVENUE                   7.000          3,134.93         72
                                       6.750          3,134.93      380,000.00
    LA GRANGE PARK   IL   60526          5            10/29/98         00
    1507656057                           05           12/01/98          0
    1507656057                           O            11/01/08
    0


    1840145          074/074             F          354,000.00         ZZ
                                         180        352,870.95          1
    1543 MILWAUKEE STREET              6.875          3,157.17         77
                                       6.625          3,157.17      465,000.00
    DELAFIELD        WI   53018          2            10/07/98         00
    1507673001                           05           12/01/98          0
    1507673001                           O            11/01/13
    0


    1840147          074/074             F          247,500.00         ZZ
                                         180        245,899.58          1
    350 WYNLAND TRACE                  6.750          2,190.15         75
                                       6.500          2,190.15      330,000.00
    ATLANTA          GA   30350          5            10/09/98         00
    1511651501                           05           11/01/98          0
    1511651501                           O            10/01/13
    0


    1840151          074/074             F          268,000.00         ZZ
                                         180        267,135.94          1
    6701 PEBBLE COURT                  6.750          2,371.56         80
                                       6.500          2,371.56      335,000.00
    MIDLAND          TX   79707          1            10/08/98         00
    1512635282                           03           12/01/98          0
    1512635282                           O            11/01/13
    0


    1840155          074/074             F          586,000.00         ZZ
                                         180        584,110.68          1
    2562 FLAGLER ROAD                  6.750          5,185.57         54
                                       6.500          5,185.57    1,100,000.00
    PORT HADLOCK     WA   98339          2            10/09/98         00
    1513643832                           05           12/01/98          0
    1513643832                           O            11/01/13
    0


    1840156          074/074             F          251,150.00         ZZ
                                         180        250,348.99          1
1


    1711 STREET ANDREWS COURT          6.875          2,239.89         77
                                       6.625          2,239.89      330,000.00
    BOULDER CITY     NV   89005          2            10/20/98         00
    1513657076                           05           12/01/98          0
    1513657076                           O            11/01/13
    0


    1840159          074/074             F          547,850.00         ZZ
                                         180        546,064.50          1
    11627 GREEN BAY STREET             6.625          4,810.09         70
                                       6.375          4,810.09      790,000.00
    HOUSTON          TX   77024          2            10/26/98         00
    1521054269                           05           12/01/98          0
    1521054269                           O            11/01/13
    0


    1840161          074/074             F           89,700.00         ZZ
                                         180         89,700.00          1
    519 13TH STREET                    6.625            787.56         80
                                       6.375            787.56      113,000.00
    GALVESTON        TX   77550          1            10/06/98         00
    1522035805                           05           01/01/99          0
    1522035805                           O            12/01/13
    0


    1840162          074/074             F          578,600.00         T
                                         180        576,754.63          1
    68 PALO DURO ROAD                  6.875          5,160.27         65
                                       6.625          5,160.27      900,000.00
    SANTA FE         NM   87501          2            10/27/98         00
    1524033312                           05           12/01/98          0
    1524033312                           O            11/01/13
    0


    1840163          074/074             F          533,300.00         ZZ
                                         180        531,599.10          1
    4224 SHENANDOAH AVENUE             6.875          4,756.26         80
                                       6.625          4,756.26      675,000.00
    UNIVERSITY PARK  TX   75205          2            10/16/98         00
    1524034257                           05           12/01/98          0
    1524034257                           O            11/01/13
    0


    1840165          074/074             F          324,000.00         ZZ
                                         180        322,816.68          1
    2309 NEWFOREST COURT               6.875          2,889.61         90
                                       6.625          2,889.61      360,000.00
    ARLINGTON        TX   76017          2            10/15/98         21
    1525015327                           05           12/01/98         25
1


    1525015327                           O            11/01/13
    0


    1840166          074/074             F          428,800.00         ZZ
                                         180        425,699.98          1
    7112 SAUCON VALLEY DRIVE           7.000          3,854.18         73
                                       6.750          3,854.18      595,000.00
    FORT WORTH       TX   76132          2            09/24/98         00
    1525016239                           03           11/01/98          0
    1525016239                           O            10/01/13
    0


    1840167          074/074             F          302,000.00         ZZ
                                         180        301,005.09          1
    5005 OVERHILL DRIVE                6.500          2,630.74         75
                                       6.250          2,630.74      406,000.00
    COLLEYVILLE      TX   76034          2            10/30/98         00
    1525017264                           03           12/01/98          0
    1525017264                           O            11/01/13
    0


    1840168          074/074             F          277,600.00         ZZ
                                         180        276,348.19          1
    19526 TAMARACK WAY                 6.750          2,456.51         80
                                       6.500          2,456.51      347,000.00
    HOUSTON          TX   77094          2            10/30/98         00
    1532027610                           03           12/01/98          0
    1532027610                           O            11/01/13
    0


    1840170          074/074             F          288,000.00         ZZ
                                         180        288,000.00          1
    9155 BRIAR FOREST DR               6.500          2,508.79         78
                                       6.250          2,508.79      373,600.00
    HOUSTON          TX   77024          2            11/06/98         00
    1539002130                           09           01/01/99          0
    1539002130                           O            12/01/13
    0


    1840172          074/074             F          280,000.00         ZZ
                                         180        279,097.25          1
    121 N POST OAK LANE, #1905         6.750          2,477.75         80
                                       6.500          2,477.75      350,000.00
    HOUSTON          TX   77024          1            11/02/98         00
    1539004704                           06           12/01/98          0
    1539004704                           O            11/01/13
    0


1


    1840173          074/074             F          393,000.00         ZZ
                                         180        391,746.57          1
    2774 LACY LANE                     6.875          3,504.99         63
                                       6.625          3,504.99      625,000.00
    SACRAMENTO       CA   95821          2            10/27/98         00
    1550038652                           05           12/01/98          0
    1550038652                           O            11/01/13
    0


    1840174          074/074             F          450,000.00         ZZ
                                         180        447,121.33          1
    3800 SKYFARM DRIVE                 6.875          4,013.35         70
                                       6.625          4,013.35      649,000.00
    SANTA ROSA       CA   95403          1            09/21/98         00
    1557006585                           03           11/01/98          0
    1557006585                           O            10/01/13
    0


    1840178          074/074             F          348,750.00         ZZ
                                         180        347,625.59          1
    2000 COBBLE HILL LANE              6.750          3,086.13         75
                                       6.500          3,086.13      465,000.00
    FORT SMITH       AR   72903          5            10/21/98         00
    1563229926                           05           12/01/98          0
    1563229926                           O            11/01/13
    0


    1840179          074/074             F          230,000.00         ZZ
                                         180        228,496.66          1
    12208 BYWATER ROAD                 6.625          2,019.39         53
                                       6.375          2,019.39      435,000.00
    OKLAHOMA CITY    OK   73170          2            10/02/98         00
    1563232024                           05           11/01/98          0
    1563232024                           O            10/01/13
    0


    1840180          074/074             F          267,000.00         ZZ
                                         180        265,829.81          1
    2519 CAMBRIA BLVD                  6.625          2,344.25         52
                                       6.375          2,344.25      515,000.00
    DALLAS           TX   75214          2            10/07/98         00
    1563232680                           05           12/01/98          0
    1563232680                           O            11/01/13
    0


    1840181          074/074             F           40,000.00         ZZ
                                         180         39,873.79          1
    8448 GREENSTONE DRIVE              7.000            359.54         38
                                       6.750            359.54      108,000.00
1


    DALLAS           TX   75243          1            10/30/98         00
    1563236331                           05           12/01/98          0
    1563236331                           O            11/01/13
    0


    1840183          074/074             F          360,000.00         ZZ
                                         180        358,851.82          1
    2711 DERBY COURT                   6.875          3,210.68         65
                                       6.625          3,210.68      555,000.00
    SOUTHLAKE        TX   76092          1            10/29/98         00
    1563237979                           03           12/01/98          0
    1563237979                           O            11/01/13
    0


    1840185          074/074             F        1,000,000.00         ZZ
                                         180        993,393.33          1
    76503 LOS BARBOS                   6.500          8,711.08         39
                                       6.250          8,711.08    2,625,000.00
    RANCHO SANTA FE  CA   92067          1            09/02/98         00
    1567247250                           03           11/01/98          0
    1567247250                           O            10/01/13
    0


    1840191          074/074             F          378,000.00         ZZ
                                         180        375,607.88          1
    206 3RD AVENUE NE                  7.000          3,397.58         90
                                       6.750          3,397.58      420,000.00
    HICKORY          NC   28601          2            09/25/98         11
    1577172747                           05           11/01/98         25
    1577172747                           O            10/01/13
    0


    1840192          074/074             F          184,500.00         ZZ
                                         180        184,500.00          1
    12 SAMS POINT LANE                 6.875          1,645.48         46
                                       6.625          1,645.48      401,500.00
    HILTON HEAD ISL  SC   29926          1            11/03/98         00
    1577175530                           03           01/01/99          0
    1577175530                           O            12/01/13
    0


    1840193          074/074             F          243,000.00         T
                                         180        242,224.98          1
    137 POINT OF VIEW DRIVE            6.875          2,167.21         75
                                       6.625          2,167.21      325,000.00
    MOORESVILLE      NC   28115          2            10/30/98         00
    1577181770                           05           12/01/98          0
    1577181770                           O            11/01/13
    0
1




    1840194          074/074             F          289,000.00         ZZ
                                         180        288,058.11          1
    0065 ASPEN WY                      6.625          2,537.41         57
                                       6.375          2,537.41      509,000.00
    GLENWOOD SPRING  CO   81601          5            10/19/98         00
    1579094327                           05           12/01/98          0
    1579094327                           O            11/01/13
    0


    1840197          074/074             F          356,250.00         ZZ
                                         180        355,088.94          1
    151 TREMONT STREET UNIT 14F        6.625          3,127.86         75
                                       6.375          3,127.86      475,000.00
    BOSTON           MA   02111          5            10/16/98         00
    1580109341                           01           12/01/98          0
    1580109341                           O            11/01/13
    0


    1840201          074/074             F           71,000.00         ZZ
                                         180         70,771.09          1
    5061 S MOORISH ROAD                6.750            628.29         83
                                       6.500            628.29       86,500.00
    SWARTZ CREEK     MI   48473          2            10/06/98         12
    1581233798                           05           12/01/98          6
    1581233798                           O            11/01/13
    0


    1840203          074/074             F           81,750.00         ZZ
                                         180         81,492.08          1
    228 W INGOMAR ROAD                 7.000            734.79         75
                                       6.750            734.79      109,000.00
    PITTSBURGH       PA   15237          1            10/30/98         00
    1581249696                           05           12/01/98          0
    1581249696                           O            11/01/13
    0


    1840204          074/074             F          499,000.00         ZZ
                                         180        497,442.71          1
    10 STONINGHAM DR                   7.125          4,520.10         77
                                       6.875          4,520.10      650,000.00
    WARREN           NJ   07059          5            10/27/98         00
    1587116232                           05           12/01/98          0
    1587116232                           O            11/01/13
    0


    1840205          074/074             F           88,500.00         ZZ
                                         180         87,286.29          1
1


    10264 MATTHEWS GROVE               7.000            795.46         48
                                       6.750            795.46      186,000.00
    MECHANICSVILLE   VA   23116          2            09/28/98         00
    1587153319                           03           11/01/98          0
    1587153319                           O            10/01/13
    0


    1840206          074/074             F          400,000.00         ZZ
                                         180        388,496.62          1
    826 DEERFIELD LANE                 6.625          3,511.98         26
                                       6.375          3,511.98    1,550,000.00
    BRYN MAWR        PA   19010          5            10/20/98         00
    1587160540                           05           12/01/98          0
    1587160540                           O            11/01/13
    0


    1840207          074/074             F           40,600.00         ZZ
                                         180         40,471.90          1
    34 HOLLOW ROAD UNIT 9              7.000            364.93         70
                                       6.750            364.93       58,000.00
    SHAWNEE ON DELA  PA   18356          1            10/23/98         00
    1587161690                           01           12/01/98          0
    1587161690                           O            11/01/13
    0


    1840208          074/074             F          623,000.00         ZZ
                                         180        623,000.00          1
    7011 WINTERBERRY LN                6.625          5,469.91         64
                                       6.375          5,469.91      975,000.00
    BETHESDA         MD   20817          2            11/04/98         00
    1587161973                           05           01/01/99          0
    1587161973                           O            12/01/13
    0


    1840209          074/074             F          266,500.00         ZZ
                                         180        265,650.02          1
    15 WOODS HOLE RD                   6.875          2,376.80         61
                                       6.625          2,376.80      440,000.00
    CRANFORD         NJ   07016          2            11/02/98         00
    1587165894                           05           12/01/98          0
    1587165894                           O            11/01/13
    0


    1840213          074/074             F           64,000.00         ZZ
                                         180         63,812.99          1
    17400 NE 10TH AVENUE               7.875            607.01         57
                                       7.625            607.01      114,000.00
    MIAMI            FL   33162          2            10/30/98         00
    1589245826                           05           12/01/98          0
1


    1589245826                           O            11/01/13
    0


    1840222          074/074             F          340,000.00         ZZ
                                         180        338,915.61          1
    10176 MCLAREN PLACE                6.875          3,032.31         52
                                       6.625          3,032.31      664,000.00
    CUPERTINO        CA   95014          2            10/07/98         00
    1590099619                           05           12/01/98          0
    1590099619                           O            11/01/13
    0


    1840223          074/074             F          302,500.00         ZZ
                                         180        301,555.95          1
    3136 SANDERLING DRIVE              7.125          2,740.14         59
                                       6.875          2,740.14      515,000.00
    FREMONT          CA   94555          2            10/19/98         00
    1590100048                           05           12/01/98          0
    1590100048                           O            11/01/13
    0


    1840227          074/074             F          290,450.00         ZZ
                                         180        288,591.97          1
    416 SUNBONNET STREET               6.875          2,590.40         80
                                       6.625          2,590.40      363,112.00
    SIMI VALLEY      CA   93065          1            09/18/98         00
    1596100266                           03           11/01/98          0
    1596100266                           O            10/01/13
    0


    1840235          074/074             F          297,500.00         ZZ
                                         180        295,596.88          1
    4001 STONEBRIDGE CIRCLE            6.875          2,653.27         75
                                       6.625          2,653.27      400,000.00
    YUKON            OK   73099          2            09/24/98         00
    1635000634                           03           11/01/98          0
    1635000634                           O            10/01/13
    0


    1840236          074/074             F          364,150.00         ZZ
                                         180        362,963.20          1
    25 LUCE LINE RIDGE                 6.625          3,197.21         79
                                       6.375          3,197.21      462,191.00
    ORONO            MN   55391          1            10/29/98         00
    1661109914                           05           12/01/98          0
    1661109914                           O            11/01/13
    0


1


    1840238          074/074             F          500,000.00         ZZ
                                         180        498,387.95          1
    155 LAKELAND SHORES RD             6.750          4,424.55         80
                                       6.500          4,424.55      625,000.00
    LAKELAND         MN   55043          5            10/30/98         00
    1661110640                           05           12/01/98          0
    1661110640                           O            11/01/13
    0


    1840239          074/074             F          315,750.00         ZZ
                                         180        314,731.99          1
    11510 HEMMINGWAY DRIVE             6.750          2,794.10         77
                                       6.500          2,794.10      411,500.00
    RESTON           VA   20194          2            10/20/98         00
    1761165633                           09           12/01/98          0
    1761165633                           O            11/01/13
    0


    1840240          074/074             F          470,000.00         ZZ
                                         180        468,533.22          1
    37 WILLIAM FAIRFIELD DRIVE         7.125          4,257.41         62
                                       6.875          4,257.41      760,000.00
    WENHAM           MA   01984          2            10/20/98         00
    1810004774                           05           12/01/98          0
    1810004774                           O            11/01/13
    0


    1840242          074/074             F          300,000.00         ZZ
                                         180        299,043.19          1
    334 MARLBOROUGH STREET             6.875          2,675.56         28
                                       6.625          2,675.56    1,100,000.00
    BOSTON           MA   02115          5            10/23/98         00
    1810004821                           07           12/01/98          0
    1810004821                           O            11/01/13
    0


    1840243          074/074             F          360,000.00         ZZ
                                         180        360,000.00          1
    46 WHITMANS BROOK DRIVE            7.125          3,260.99         69
                                       6.875          3,260.99      529,000.00
    EASTON           MA   02356          2            11/05/98         00
    1811085556                           05           01/01/99          0
    1811085556                           O            12/01/13
    0


    1840247          074/074             F          280,000.00         ZZ
                                         180        279,087.45          1
    46 BAY CLIFF ROAD                  6.625          2,458.38         80
                                       6.375          2,458.38      350,100.00
1


    PORTSMOUTH       NH   03801          1            10/16/98         00
    1815037158                           05           12/01/98          0
    1815037158                           O            11/01/13
    0


    1840596          638/G01             F          270,000.00         ZZ
                                         180        269,120.04          1
    2596 TUSCANY WAY                   6.625          2,370.58         56
                                       6.375          2,370.58      489,900.00
    FULLERTON        CA   92835          1            10/26/98         00
    0431109321                           03           12/01/98          0
    8805162                              O            11/01/13
    0


    1840601          026/G01             F          600,000.00         ZZ
                                         180        600,000.00          1
    8850 OLD SOUTHWICK PASS            6.250          5,144.54         50
                                       6.000          5,144.54    1,200,900.00
    ALPHARETTA       GA   30022          1            11/10/98         00
    0431112937                           03           01/01/99          0
    0008029521                           O            12/01/13
    0


    1840618          638/G01             F          420,000.00         ZZ
                                         180        418,645.88          1
    64 NOTRE DAME ROAD                 6.750          3,716.62         65
                                       6.500          3,716.62      651,000.00
    BEDFORD          MA   01730          2            10/21/98         00
    0431105352                           05           12/01/98          0
    08804027                             O            11/01/13
    0


    1840624          638/G01             F          270,000.00         ZZ
                                         180        269,138.87          1
    9 MCCARTHY DRIVE                   6.875          2,408.01         73
                                       6.625          2,408.01      370,000.00
    BURLINGTON       MA   01803          5            10/22/98         00
    0431105329                           05           12/01/98          0
    08810012                             O            11/01/13
    0


    1840643          387/G01             F          584,150.00         ZZ
                                         180        582,286.92          1
    2316 CENTRAL PARK AVENUE           6.875          5,209.77         65
                                       6.625          5,209.77      900,000.00
    EVANSTON         IL   60201          2            10/27/98         00
    0431110253                           05           12/01/98          0
    0001557131                           O            11/01/13
    0
1




    1840650          638/G01             F          340,000.00         ZZ
                                         180        338,903.81          1
    4877 CINTA COURT                   6.750          3,008.69         80
                                       6.500          3,008.69      425,000.00
    SAN DIEGO        CA   92122          5            10/27/98         00
    0431104595                           05           12/01/98          0
    08798058                             O            11/01/13
    0


    1840675          367/367             F          282,200.00         ZZ
                                         180        282,200.00          1
    7803 FOX GATE COURT                6.375          2,438.91         52
                                       6.125          2,438.91      545,000.00
    BETHESDA         MD   20817          5            11/09/98         00
    99131643                             03           01/01/99          0
    99131643                             O            12/01/13
    0


    1840678          387/G01             F          330,000.00         ZZ
                                         180        328,936.05          1
    7016 FAWN TRAIL COURT              6.750          2,920.20         55
                                       6.500          2,920.20      610,000.00
    BETHESDA         MD   20817          2            10/23/98         00
    0431108661                           03           12/01/98          0
    0001554245                           O            11/01/13
    0


    1840690          K08/G01             F          400,000.00         ZZ
                                         180        400,000.00          1
    6500 CALLE REDONDO NW              7.000          3,595.31         78
                                       6.750          3,595.31      518,000.00
    ALBUQUERQUE      NM   87120          1            11/02/98         00
    0411094170                           05           01/01/99          0
    411094170                            O            12/01/13
    0


    1840750          638/G01             F           65,000.00         ZZ
                                         120         64,619.27          1
    497 JOHNNY APPLESEED LANE          6.750            746.36         46
                                       6.500            746.36      143,000.00
    LEOMINISTER      MA   01453          2            10/20/98         00
    0431105535                           05           12/01/98          0
    08798639                             O            11/01/08
    0


    1840754          638/G01             F          180,000.00         ZZ
                                         180        179,413.36          1
1


    2482 40TH AVENUE                   6.625          1,580.39         66
                                       6.375          1,580.39      276,000.00
    SAN FRANCISCO    CA   94116          2            10/20/98         00
    0431104900                           05           12/01/98          0
    08799603                             O            11/01/13
    0


    1840788          196/G01             F          380,000.00         ZZ
                                         180        378,788.03          1
    89 E OLD BALTIMORE PIKE            6.875          3,389.05         54
                                       6.625          3,389.05      715,000.00
    MEDIA            PA   19063          2            10/09/98         00
    0431111061                           05           12/01/98          0
    988239                               O            11/01/13
    0


    1840891          196/G01             F           68,000.00         ZZ
                                         180         67,790.08          1
    3809 MENLO DRIVE                   7.250            620.75         60
                                       7.000            620.75      115,000.00
    BALTIMORE        MD   21215          5            10/26/98         00
    0431116227                           05           12/01/98          0
    1193567                              O            11/01/13
    0


    1840907          E82/G01             F          236,000.00         ZZ
                                         180        236,000.00          1
    10 GRAVATT CIRCLE                  6.625          2,072.07         62
                                       6.375          2,072.07      386,500.00
    CLARKSBURG       NJ   08510          2            11/13/98         00
    0400155677                           05           01/01/99          0
    0400155677                           O            12/01/13
    0


    1840953          196/G01             F          168,200.00         ZZ
                                         180        167,657.71          1
    30601 BERRY CREEK DRIVE            6.750          1,488.42         34
                                       6.500          1,488.42      505,000.00
    GEORGETOWN       TX   78628          2            10/26/98         00
    0431109149                           03           12/01/98          0
    1196505                              O            11/01/13
    0


    1841198          601/G01             F          359,900.00         ZZ
                                         180        359,900.00          1
    10771 S CEDAR NILES CIR            6.875          3,209.78         75
                                       6.625          3,209.78      485,000.00
    OLATHE           KS   66061          2            11/03/98         00
    0431104249                           03           01/01/99          0
1


    1289274                              O            12/01/13
    0


    1841208          356/G01             F          287,800.00         ZZ
                                         180        287,800.00          1
    2016 ROYAL WINGS WAY               7.000          2,586.83         80
                                       6.750          2,586.83      359,800.00
    SAN LEANDRO      CA   94579          1            10/19/98         00
    0431108653                           03           01/01/99          0
    2571628                              O            12/01/13
    0


    1841268          K08/G01             F          134,000.00         ZZ
                                         180        133,577.24          1
    121 HICKORY LANE                   7.000          1,204.43         55
                                       6.750          1,204.43      244,972.00
    PITTSBORO        NC   27312          1            11/05/98         00
    0411091531                           05           12/01/98          0
    411091531                            O            11/01/13
    0


    1841300          K08/G01             F           75,000.00         ZZ
                                         180         74,771.00          1
    1416 NOTTINGHAM                    7.375            689.94         47
                                       7.125            689.94      160,000.00
    GROSSE POINTE P  MI   48230          5            11/05/98         00
    0411112956                           05           12/01/98          0
    411112956                            O            11/01/13
    0


    1841328          562/G01             F           90,000.00         ZZ
                                         180         90,000.00          1
    156 HOLIDAY BOULEVARD              7.000            808.95         75
                                       6.750            808.95      120,000.00
    CENTER MORICHES  NY   11934          1            11/10/98         00
    0431110667                           05           01/01/99          0
    581470                               O            12/01/13
    0


    1841350          074/074             F          234,000.00         ZZ
                                         180        233,253.69          1
    10258 WILLOW READE COVE            6.875          2,086.94         72
                                       6.625          2,086.94      325,000.00
    COLLIERVILLE     TN   38017          2            10/08/98         00
    1511648813                           09           12/01/98          0
    1511648813                           O            11/01/13
    0


1


    1841577          J95/J95             F          260,000.00         ZZ
                                         180        259,170.76          1
    435 GARFIELD STREET                6.875          2,318.82         80
                                       6.625          2,318.82      325,000.00
    DENVER           CO   80206          5            10/05/98         00
    0013361324                           09           12/01/98          0
    0013361324                           O            11/01/13
    0


    1841717          470/G01             F          240,000.00         ZZ
                                         180        239,234.54          1
    5425 DEER RUN COURT                6.875          2,140.46         59
                                       6.625          2,140.46      410,000.00
    ALTA LOMA AREA   CA   91730          2            10/22/98         00
    0431108703                           05           12/01/98          0
    931000                               O            11/01/13
    0


    1841770          J95/J95             F          264,000.00         ZZ
                                         180        263,158.00          1
    2471 FERNWOOD CIRCLE               6.875          2,354.50         80
                                       6.625          2,354.50      330,000.00
    LAKE OSWEGO      OR   97034          2            10/20/98         00
    16268062                             05           12/01/98          0
    16268062                             O            11/01/13
    0


    1841776          J95/J95             F          340,000.00         ZZ
                                         180        335,379.41          1
    10040 EAST HAPPY VALLEY ROAD       7.250          3,103.74         30
                                       7.000          3,103.74    1,150,000.00
    SCOTTSDALE       AZ   85254          2            09/10/98         00
    0016157026                           03           11/01/98          0
    0016157026                           O            10/01/13
    0


    1841893          J95/J95             F          350,000.00         ZZ
                                         180        347,785.10          1
    2335 EAST NOTTINGHAM STREET        7.000          3,145.90         71
                                       6.750          3,145.90      495,000.00
    SPRINGFIELD      MO   65804          2            09/25/98         00
    16200768                             05           11/01/98          0
    16200768                             O            10/01/13
    0


    1841895          196/G01             F          320,000.00         ZZ
                                         180        318,968.28          1
    2562 SEGOVIA                       6.750          2,831.72         66
                                       6.500          2,831.72      488,000.00
1


    LA VERNE         CA   91750          1            10/06/98         00
    0431107655                           03           12/01/98          0
    1189190                              O            11/01/13
    0


    1841896          J95/J95             F          255,000.00         ZZ
                                         180        254,195.49          1
    7662 SPIRIT LAKE COURT             7.000          2,292.01         75
                                       6.750          2,292.01      340,000.00
    CORDOVA          TN   38018          5            10/02/98         00
    150610970                            03           12/01/98          0
    150610970                            O            11/01/13
    0


    1841898          J95/J95             F          291,000.00         ZZ
                                         180        290,061.79          1
    1924 PINE RIDGE                    6.750          2,575.09         71
                                       6.500          2,575.09      415,000.00
    LEAVENWORTH      KS   66048          2            10/09/98         00
    16248262                             05           12/01/98          0
    16248262                             O            11/01/13
    0


    1841899          196/G01             F          100,000.00         ZZ
                                         180         99,701.29          1
    117 WEST TALLY-HO TURN             7.625            934.13         61
                                       7.375            934.13      165,500.00
    GLEN MILLS       PA   19342          1            10/23/98         00
    0431107788                           09           12/01/98          0
    1167025                              O            11/01/13
    0


    1841900          196/G01             F          182,000.00         ZZ
                                         180        181,450.33          1
    243 WEST MARKLAND DRIVE            7.500          1,687.17         70
                                       7.250          1,687.17      260,000.00
    MONTEREY PARK    CA   91754          1            10/27/98         00
    0431111079                           05           12/01/98          0
    1217759                              O            11/01/13
    0


    1841901          196/G01             F          334,200.00         ZZ
                                         180        333,134.11          1
    961 STERLING OAKS COURT            6.875          2,980.58         59
                                       6.625          2,980.58      575,000.00
    OAK PARK         CA   91301          2            10/28/98         00
    0431110238                           05           12/01/98          0
    1193945                              O            11/01/13
    0
1




    1842204          638/G01             F          240,000.00         ZZ
                                         180        239,234.55          1
    506 FONTANELLE COURT               6.875          2,140.45         69
                                       6.625          2,140.45      349,000.00
    SAN JOSE         CA   95111          2            10/14/98         00
    0431105923                           05           12/01/98          0
    08803885                             O            11/01/13
    0


    1842231          822/G01             F          277,000.00         ZZ
                                         180        276,126.07          1
    36 KAREN LANE                      7.000          2,489.76         67
                                       6.750          2,489.76      415,000.00
    EMERSON          NJ   07630          2            10/21/98         00
    0431114271                           05           12/01/98          0
    1206013969                           O            11/01/13
    0


    1842243          638/G01             F          273,500.00         ZZ
                                         180        273,500.00          1
    15151 SHINING STAR LANE            6.875          2,439.22         72
                                       6.625          2,439.22      380,000.00
    SAN LEANDRO      CA   94579          2            10/30/98         00
    0431109040                           03           01/01/99          0
    08812289                             O            12/01/13
    0


    1842245          638/G01             F          314,000.00         ZZ
                                         180        314,000.00          1
    2404 SUNNYSIDE RIDGE ROAD          7.125          2,844.31         51
                                       6.875          2,844.31      625,000.00
    RANCHO PALOS VE  CA   90275          2            11/02/98         00
    0431108992                           05           01/01/99          0
    08736086                             O            12/01/13
    0


    1842310          637/G01             F          300,000.00         ZZ
                                         180        299,043.18          1
    4751 DEVONSHIRE PLACE              6.875          2,675.57         69
                                       6.625          2,675.57      435,000.00
    SANTA ROSA       CA   95405          2            10/30/98         00
    0431116672                           05           12/01/98          0
    0013818828                           O            11/01/13
    0


    1842311          A35/A35             F          340,000.00         ZZ
                                         180        340,000.00          1
1


    51 LANDING LANE                    7.000          3,056.02         75
                                       6.750          3,056.02      454,000.00
    EAST QUOGUE      NY   11942          2            10/29/98         00
    8737                                 05           01/01/99          0
    8737                                 O            12/01/13
    0


    1842374          K08/G01             F          150,000.00         ZZ
                                         180        150,000.00          1
    6844 VACHON                        7.375          1,379.88         61
                                       7.125          1,379.88      247,000.00
    BLOOMFIELD TOWN  MI   48301          5            11/06/98         00
    0411136914                           05           01/01/99          0
    411136914                            O            12/01/13
    0


    1842388          975/G01             F          270,000.00         ZZ
                                         180        270,000.00          1
    904 PANTERA DRIVE                  6.750          2,389.26         75
                                       6.500          2,389.26      360,000.00
    DIAMOND BAR      CA   91765          2            11/01/98         00
    0431116979                           05           01/01/99          0
    983755                               O            12/01/13
    0


    1842407          637/G01             F          427,000.00         ZZ
                                         180        427,000.00          1
    1400 WAVERLEY STREET               7.125          3,867.90         41
                                       6.875          3,867.90    1,050,000.00
    PALO ALTO        CA   94301          2            11/02/98         00
    0431126085                           05           01/01/99          0
    0010943264                           O            12/01/13
    0


    1842426          369/G01             F          280,000.00         T
                                         180        278,208.82          1
    7004 BULLICK BLUFF                 6.875          2,497.20         58
                                       6.625          2,497.20      485,000.00
    AUSTIN           TX   78732          2            09/23/98         00
    0431110097                           05           11/01/98          0
    62013354                             O            10/01/13
    0


    1842433          637/G01             F          314,300.00         ZZ
                                         180        313,297.58          1
    19938 SCOTLAND DRIVE               6.875          2,803.10         41
                                       6.625          2,803.10      770,000.00
    SARATOGA         CA   95070          2            10/19/98         00
    0431119197                           05           12/01/98          0
1


    0013443833                           O            11/01/13
    0


    1842438          637/G01             F          270,000.00         ZZ
                                         180        269,148.16          1
    3751 REDWOOD CIRCLE                7.000          2,426.84         47
                                       6.750          2,426.84      575,000.00
    PALO ALTO        CA   94306          2            10/27/98         00
    0431119171                           05           12/01/98          0
    0010944817                           O            11/01/13
    0


    1842444          637/G01             F          325,000.00         ZZ
                                         180        323,974.63          1
    175 WILDWOOD AVENUE                7.000          2,921.20         64
                                       6.750          2,921.20      510,000.00
    PIEDMONT         CA   94610          2            10/06/98         00
    0431122704                           05           12/01/98          0
    0010145530                           O            11/01/13
    0


    1842447          637/G01             F          289,500.00         ZZ
                                         180        288,576.67          1
    157 VIA COPLA                      6.875          2,581.92         50
                                       6.625          2,581.92      590,000.00
    ALAMO            CA   94507          2            10/28/98         00
    0431113687                           05           12/01/98          0
    0010146561                           O            11/01/13
    0


    1842456          637/G01             F          320,000.00         ZZ
                                         180        318,968.29          1
    1387 BING DRIVE                    6.750          2,831.71         44
                                       6.500          2,831.71      730,000.00
    SAN JOSE         CA   95129          2            10/20/98         00
    0431118678                           05           12/01/98          0
    0013442454                           O            11/01/13
    0


    1842511          111/111             F          242,250.00         ZZ
                                         180        242,250.00          1
    1446 WELCOME AVENUE                6.875          2,160.52         95
                                       6.625          2,160.52      255,000.00
    RIDGECREST       CA   93555          2            11/04/98         04
    805913                               05           01/01/99         25
    805913                               O            12/01/13
    0


1


    1842523          111/111             F          650,000.00         ZZ
                                         180        650,000.00          1
    515 PARK WAY                       6.250          5,573.25         57
                                       6.000          5,573.25    1,155,000.00
    PIEDMONT         CA   94611          1            11/03/98         00
    679000805989                         05           01/01/99          0
    679000805989                         O            12/01/13
    0


    1842540          111/111             F          276,000.00         ZZ
                                         180        275,119.73          1
    7052 SAN MIGUEL AVENUE             6.875          2,461.52         80
                                       6.625          2,461.52      345,000.00
    BONITA           CA   91902          1            10/21/98         00
    684000805777                         05           12/01/98          0
    684000805777                         O            11/01/13
    0


    1842547          111/111             F          288,200.00         ZZ
                                         180        287,250.55          1
    5395 NORTH SAN JACINTO AVENUE      6.500          2,510.53         66
                                       6.250          2,510.53      440,000.00
    CLOVIS           CA   93611          2            10/27/98         00
    680000807795                         03           12/01/98          0
    680000807795                         O            11/01/13
    0


    1842556          111/111             F          175,000.00         ZZ
                                         180        174,429.66          1
    3549 DAKOTA DRIVE                  6.625          1,536.49         70
                                       6.375          1,536.49      250,000.00
    SANTA MARIA      CA   93455          2            10/20/98         00
    682000801430                         05           12/01/98          0
    682000801430                         O            11/01/13
    0


    1842560          111/111             F          316,000.00         ZZ
                                         180        316,000.00          1
    8301 CHASE AVENUE                  6.875          2,818.26         73
                                       6.625          2,818.26      435,000.00
    LOS ANGELES      CA   90045          2            11/04/98         00
    682000802876                         05           01/01/99          0
    682000802876                         O            12/01/13
    0


    1842567          111/111             F           90,000.00         ZZ
                                         180         89,719.13          1
    485 EAST 18TH STREET               7.125            815.25         25
                                       6.875            815.25      372,500.00
1


    COSTA MESA       CA   92627          5            10/23/98         00
    684000803296                         05           12/01/98          0
    684000803296                         O            11/01/13
    0


    1842618          A46/G01             F          175,000.00         T
                                         180        175,000.00          1
    1206 CHALLENGER                    7.500          1,622.27         54
                                       7.250          1,622.27      330,000.00
    AUSTIN           TX   78734          2            11/09/98         00
    0431107762                           05           01/01/99          0
    0783155                              O            12/01/13
    0


    1842669          623/G01             F          335,000.00         ZZ
                                         180        330,780.74          1
    7862 R.R. 1 BOX 331                7.125          3,034.53         75
                                       6.875          3,034.53      450,000.00
    BAINBRIDGE       IN   46105          5            07/01/98         00
    0431114032                           05           09/01/98          0
    1101127                              O            08/01/13
    0


    1842670          623/G01             F          300,000.00         T
                                         180        298,136.36          1
    651 MAIN STREET                    7.750          2,823.83         20
                                       7.500          2,823.83    1,500,000.00
    HARWICH          MA   02646          5            09/21/98         00
    0431116987                           05           11/01/98          0
    1133009                              O            10/01/13
    0


    1842672          623/G01             F          411,100.00         ZZ
                                         180        408,470.19          1
    6 BLACK CREEK LANE                 6.875          3,666.41         68
                                       6.625          3,666.41      610,000.00
    LADUE            MO   63124          2            09/24/98         00
    0431116961                           03           11/01/98          0
    1146520                              O            10/01/13
    0


    1842673          623/G01             F          366,000.00         ZZ
                                         180        363,658.69          1
    405 PARK ROAD                      6.875          3,264.19         65
                                       6.625          3,264.19      565,000.00
    WEBSTER GROVES   MO   63119          2            09/21/98         00
    0431116953                           05           11/01/98          0
    1147513                              O            10/01/13
    0
1




    1842674          623/G01             F          650,000.00         ZZ
                                         180        645,974.82          1
    18338 GUARDIAN CIRCLE              7.250          5,933.61         62
                                       7.000          5,933.61    1,050,000.00
    BOCA RATON       FL   33496          1            09/23/98         00
    0431116938                           05           11/01/98          0
    1177207                              O            10/01/13
    0


    1842677          623/G01             F          552,000.00         ZZ
                                         180        548,506.76          1
    2080 KENT DRIVE                    7.000          4,961.54         80
                                       6.750          4,961.54      690,000.00
    LOS ALTOS        CA   94024          1            09/24/98         00
    0431116219                           05           11/01/98          0
    6247659                              O            10/01/13
    0


    1842679          623/G01             F          330,000.00         ZZ
                                         180        327,888.99          1
    1123 CUESTA DRIVE                  6.875          2,943.12         63
                                       6.625          2,943.12      525,000.00
    MOUNTAIN VIEW    CA   94040          5            09/14/98         00
    0431116284                           05           11/01/98          0
    6249072                              O            10/01/13
    0


    1842680          623/G01             F          264,000.00         ZZ
                                         180        262,338.66          1
    1448 S STONECREST PLACE            7.125          2,391.40         78
                                       6.875          2,391.40      340,000.00
    DIAMOND BAR      CA   91765          2            09/14/98         00
    0431116367                           05           11/01/98          0
    6266113                              O            10/01/13
    0


    1842681          623/G01             F          304,000.00         ZZ
                                         180        302,987.68          1
    28545 EVENING BREEZE DRIVE         6.375          2,627.32         80
                                       6.125          2,627.32      380,000.00
    YORBA LINDA      CA   92887          5            10/01/98         00
    0431113984                           05           12/01/98          0
    6267392                              O            11/01/13
    0


    1842682          623/G01             F          456,000.00         ZZ
                                         180        453,051.35          1
1


    7231 OLIVETAS AVENUE               6.750          4,035.19         80
                                       6.500          4,035.19      570,000.00
    SAN DIEGO        CA   92037          1            09/17/98         00
    0431117001                           05           11/01/98          0
    6270282                              O            10/01/13
    0


    1842683          623/G01             F          325,000.00         ZZ
                                         180        321,937.45          1
    1268 HIDDEN MOUNTAIN DRIVE         7.000          2,921.20         67
                                       6.750          2,921.20      490,000.00
    EL CAJON         CA   92019          2            09/25/98         00
    0431116391                           05           11/01/98          0
    6320373                              O            10/01/13
    0


    1842757          637/G01             F          357,000.00         ZZ
                                         180        355,849.00          1
    330 FLUME ROAD                     6.750          3,159.13         70
                                       6.500          3,159.13      515,000.00
    APTOS            CA   95003          2            10/24/98         00
    0431126424                           05           12/01/98          0
    0010945053                           O            11/01/13
    0


    1842793          J95/J95             F          370,000.00         ZZ
                                         180        368,807.08          1
    16 COMPTON TRACE                   6.750          3,274.17         70
                                       6.500          3,274.17      535,000.00
    NASHVILLE        TN   37215          2            10/13/98         00
    0012785952                           03           12/01/98          0
    0012785952                           O            11/01/13
    0


    1842814          356/G01             F          245,100.00         ZZ
                                         180        245,100.00          1
    210 DOVE CREEK LANE                7.000          2,203.03         50
                                       6.750          2,203.03      500,000.00
    DANVILLE         CA   94506          2            10/26/98         00
    0431112101                           03           01/01/99          0
    2520005                              O            12/01/13
    0


    1842816          356/G01             F          302,500.00         ZZ
                                         180        302,500.00          1
    1055 SAN CARLOS AVENUE             7.000          2,718.96         55
                                       6.750          2,718.96      560,000.00
    EL GRANADA       CA   94018          2            10/26/98         00
    0431112135                           05           01/01/99          0
1


    2621225                              O            12/01/13
    0


    1842961          J95/J95             F          375,000.00         ZZ
                                         180        373,790.97          1
    7619 CHEROKEE SPRINGS WAY          6.750          3,318.41         58
                                       6.500          3,318.41      655,000.00
    KNOXVILLE        TN   37919          2            10/07/98         00
    0150625408                           05           12/01/98          0
    0150625408                           O            11/01/13
    0


    1842964          J95/J95             F          338,000.00         ZZ
                                         180        335,837.80          1
    1614 19TH STREET NW                6.875          3,014.47         55
                                       6.625          3,014.47      625,000.00
    WASHINGTON       DC   20009          2            09/25/98         00
    0009487067                           07           11/01/98          0
    0009487067                           O            10/01/13
    0


    1842967          J95/J95             F          250,000.00         ZZ
                                         180        249,211.26          1
    10 DRUMLIN ROAD                    7.000          2,247.07         60
                                       6.750          2,247.07      418,000.00
    IPSWICH          MA   01938          2            10/08/98         00
    0013322474                           05           12/01/98          0
    0013322474                           O            11/01/13
    0


    1842970          J95/J95             F          284,000.00         ZZ
                                         180        283,074.41          1
    1341 LAKESHORE DRIVE               6.625          2,493.51         80
                                       6.375          2,493.51      355,000.00
    SNELLVILLE       GA   30078          2            10/20/98         00
    0010548048                           05           12/01/98          0
    0010548048                           O            11/01/13
    0


    1843098          830/G01             F          232,000.00         ZZ
                                         180        232,000.00          1
    7735 NORTH KANSAS                  6.875          2,069.10         80
                                       6.625          2,069.10      290,000.00
    KANSAS CITY      MO   64119          2            11/12/98         00
    0431113075                           05           01/01/99          0
    1910306                              O            12/01/13
    0


1


    1843160          356/G01             F          254,900.00         ZZ
                                         180        254,900.00          1
    6157 SKYFARM DRIVE                 7.125          2,308.97         66
                                       6.875          2,308.97      389,000.00
    CASTRO VALLEY    CA   94552          2            10/28/98         00
    0431112028                           03           01/01/99          0
    2576288                              O            12/01/13
    0


    1843163          356/G01             F          275,000.00         ZZ
                                         180        275,000.00          1
    400 POSADA WAY                     7.000          2,471.78         60
                                       6.750          2,471.78      460,000.00
    FREMONT          CA   94536          2            10/28/98         00
    0431112051                           05           01/01/99          0
    2640449                              O            12/01/13
    0


    1843189          638/G01             F          100,000.00         ZZ
                                         180        100,000.00          1
    1350 CRAIGMONT STREET              6.750            884.91         51
                                       6.500            884.91      198,900.00
    EL CAJON         CA   92019          1            11/10/98         00
    0431112168                           05           01/01/99          0
    08812739                             O            12/01/13
    0


    1843193          638/G01             F          362,500.00         ZZ
                                         180        362,500.00          1
    8000 SW BROADMOOR TERRACE          6.250          3,108.16         70
                                       6.000          3,108.16      521,000.00
    PORTLAND         OR   97225          2            11/04/98         00
    0431112119                           05           01/01/99          0
    08802781                             O            12/01/13
    0


    1843197          638/G01             F          500,000.00         ZZ
                                         180        498,422.53          1
    1 OLD COUNTRY DRIVE                7.000          4,494.14         61
                                       6.750          4,494.14      820,000.00
    DOVER            MA   02030          2            10/23/98         00
    0431112036                           05           12/01/98          0
    08809464                             O            11/01/13
    0


    1843216          J95/J95             F          410,000.00         ZZ
                                         180        408,692.36          1
    14136 216TH WAY N.E.               6.875          3,656.60         72
                                       6.625          3,656.60      575,000.00
1


    WOODINVILLE      WA   98072          5            10/28/98         00
    0013312772                           03           12/01/98          0
    0013312772                           O            11/01/13
    0


    1843222          367/367             F          260,000.00         ZZ
                                         180        259,179.72          1
    6504 STRATFORD ROAD                7.000          2,336.95         80
                                       6.750          2,336.95      325,000.00
    CHEVY CHASE      MD   20815          1            10/20/98         00
    9808001003                           05           12/01/98          0
    9808001003                           O            11/01/13
    0


    1843223          J95/J95             F          295,500.00         ZZ
                                         180        294,505.38          1
    24041 NORTH 55TH AVENUE            6.250          2,533.68         69
                                       6.000          2,533.68      430,000.00
    GLENDALE         AZ   85310          2            10/26/98         00
    0013272620                           05           12/01/98          0
    0013272620                           O            11/01/13
    0


    1843232          638/G01             F          265,000.00         ZZ
                                         180        265,000.00          1
    1603 EAST  OLD LAKE LANE           7.125          2,400.45         67
                                       6.875          2,400.45      400,000.00
    FRUIT HIEGHTS    UT   84037          2            11/11/98         00
    0431111970                           05           01/01/99          0
    08821731                             O            12/01/13
    0


    1843241          638/G01             F          491,650.00         ZZ
                                         180        490,098.87          1
    326 BROAD CREEK DRIVE              7.000          4,419.09         75
                                       6.750          4,419.09      655,553.00
    ANNAPOLIS        MD   21401          1            10/30/98         00
    0431112010                           03           12/01/98          0
    3166415                              O            11/01/13
    0


    1843280          638/G01             F          268,000.00         ZZ
                                         180        268,000.00          1
    3068 TARA                          7.000          2,408.86         80
                                       6.750          2,408.86      335,000.00
    COSTA MESA       CA   92626          1            11/05/98         00
    0431112465                           03           01/01/99          0
    08809755                             O            12/01/13
    0
1




    1843295          G32/G01             F          356,000.00         ZZ
                                         180        356,000.00          1
    588 LEE ST                         6.875          3,175.00         80
                                       6.625          3,175.00      445,000.00
    GLEN ELLYN       IL   60137          2            11/11/98         00
    0431120625                           05           01/01/99          0
    0000                                 O            12/01/13
    0


    1843326          E82/G01             F          450,000.00         ZZ
                                         180        450,000.00          1
    22 BAY DRIVE                       6.750          3,982.09         60
                                       6.500          3,982.09      756,000.00
    LAGUNA BEACH     CA   92651          2            11/18/98         00
    0400164661                           03           01/01/99          0
    0400164661                           O            12/01/13
    0


    1843529          966/G01             F          264,000.00         ZZ
                                         180        263,148.84          1
    7728 COUNTRY ROAD 4095             6.750          2,336.16         49
                                       6.500          2,336.16      545,000.00
    KAUFMAN          TX   75142          2            10/30/98         00
    0431117175                           05           12/01/98          0
    30007639                             O            11/01/13
    0


    1843559          116/116             F          312,400.00         ZZ
                                         180        312,400.00          1
    558 DANA LANE                      6.750          2,764.46         45
                                       6.500          2,764.46      708,000.00
    HOUSTON          TX   77024          2            11/21/98         00
    000                                  03           01/01/99          0
    000                                  O            12/01/13
    0


    1843601          F44/G01             F          365,000.00         ZZ
                                         180        365,000.00          1
    1610 WYATTS RIDGE ROAD             6.750          3,229.92         75
                                       6.500          3,229.92      490,000.00
    CROWNSVILLE      MD   21032          5            11/23/98         00
    0431113943                           03           01/01/99          0
    205528                               O            12/01/13
    0


    1843633          550/550             F          550,000.00         ZZ
                                         180        550,000.00          1
1


    1437 DANA AVENUE                   6.650          4,836.56         58
                                       6.400          4,836.56      950,000.00
    PALO ALTO        CA   94301          1            11/11/98         00
    120269910                            05           01/01/99          0
    120269910                            O            12/01/13
    0


    1843804          356/G01             F          463,000.00         ZZ
                                         180        463,000.00          1
    3533 MEADOWLANDS LANE              6.875          4,129.29         68
                                       6.625          4,129.29      690,000.00
    SAN JOSE         CA   95135          2            10/30/98         00
    0431113141                           05           01/01/99          0
    2626984                              O            12/01/13
    0


    1843922          626/G01             F          240,000.00         ZZ
                                         180        239,226.21          1
    5 LOGO VISTA                       6.750          2,123.79         80
                                       6.500          2,123.79      300,000.00
    DANA POINT       CA   92629          2            10/30/98         00
    0431113125                           01           12/01/98          0
    0006982771                           O            11/01/13
    0


    1843949          944/G01             F          305,000.00         ZZ
                                         180        305,000.00          1
    89 ROCKROSE STREET                 7.250          2,784.23         80
                                       7.000          2,784.23      385,000.00
    LIVERMORE        CA   94550          2            11/16/98         00
    0431119080                           05           01/01/99          0
    981100050                            O            12/01/13
    0


    1844195          356/G01             F          248,000.00         ZZ
                                         180        248,000.00          1
    44169 BOITANO DR                   7.000          2,229.10         38
                                       6.750          2,229.10      660,000.00
    FREMONT          CA   94539          5            10/29/98         00
    0431116169                           05           01/01/99          0
    2614162                              O            12/01/13
    0


    1844217          026/G01             F          320,000.00         ZZ
                                         120        320,000.00          1
    430 PEACE HAVEN DRIVE              6.500          3,633.54         50
                                       6.250          3,633.54      640,000.00
    NORFOLK          VA   23502          2            11/18/98         00
    0431116722                           05           01/01/99          0
1


    0200040863                           O            12/01/08
    0


    1844229          893/G01             F          193,000.00         ZZ
                                         180        193,000.00          1
    209 POPLAR AVENUE                  6.500          1,681.24         53
                                       6.250          1,681.24      365,000.00
    SAN BRUNO        CA   94066          2            11/16/98         00
    0431117829                           05           01/01/99          0
    98110324                             O            12/01/13
    0


    1844230          893/G01             F          403,000.00         ZZ
                                         180        403,000.00          1
    2872 MASON LANE                    6.250          3,455.42         65
                                       6.000          3,455.42      625,000.00
    SAN MATEO        CA   94403          2            11/16/98         00
    0431121094                           05           01/01/99          0
    98110323                             O            12/01/13
    0


    1844236          638/G01             F           75,000.00         ZZ
                                         180         75,000.00          1
    2517 ALLEY CORNER ROAD             6.500            653.33         54
                                       6.250            653.33      139,900.00
    CLAYTON          DE   19938          1            11/12/98         00
    0431112861                           05           01/01/99          0
    8820287                              O            12/01/13
    0


    1844240          638/G01             F          302,400.00         ZZ
                                         180        301,414.45          1
    7353 MEADOW COURT                  6.625          2,655.05         71
                                       6.375          2,655.05      430,000.00
    BOULDER          CO   80301          5            10/28/98         00
    0431112846                           03           12/01/98          0
    8804358                              O            11/01/13
    0


    1844253          638/G01             F          300,000.00         ZZ
                                         180        300,000.00          1
    1911 CALLE LA COSTA                6.750          2,654.73         54
                                       6.500          2,654.73      560,000.00
    GLENDALE         CA   91208          1            11/02/98         00
    0431112697                           03           01/01/99          0
    8818063                              O            12/01/13
    0


1


    1844288          A50/A50             F          650,000.00         ZZ
                                         180        647,926.91          1
    31 COUNTRY CLUB BLVD               6.875          5,797.05         70
                                       6.625          5,797.05      930,000.00
    BIRMINGHAM       AL   35213          2            10/23/98         00
    116562                               05           12/01/98          0
    116562                               O            11/01/13
    0


    1844289          470/G01             F          356,200.00         ZZ
                                         180        355,051.58          1
    23 SUMMERSIDE                      6.750          3,152.05         56
                                       6.500          3,152.05      645,000.00
    TRABUCO CANYON   CA   92679          5            10/24/98         00
    0431116698                           05           12/01/98          0
    93100979                             O            11/01/13
    0


    1844316          637/G01             F          600,000.00         ZZ
                                         180        600,000.00          1
    27600 EDGERTON ROAD                6.500          5,226.65         43
                                       6.250          5,226.65    1,400,000.00
    LOS ALTOS HILLS  CA   94022          2            11/06/98         00
    0431124445                           05           01/01/99          0
    0013443551                           O            12/01/13
    0


    1844465          K08/G01             F           28,200.00         ZZ
                                         180         28,200.00          1
    230 LAKEVIEW DR UNIT 110           7.500            261.42         60
                                       7.250            261.42       47,000.00
    WESTON           FL   33326          1            11/16/98         00
    0411150105                           01           01/01/99          0
    411150105                            O            12/01/13
    0


    1844501          944/G01             F          332,000.00         ZZ
                                         180        332,000.00          1
    712 LAS BARRANCAS DRIVE            6.625          2,914.94         64
                                       6.375          2,914.94      525,000.00
    DANVILLE         CA   94526          2            11/12/98         00
    0431119338                           05           01/01/99          0
    981100026                            O            12/01/13
    0


    1844512          664/G01             F          382,000.00         ZZ
                                         180        380,781.65          1
    3627 HAYVENHURST AVENUE            6.875          3,406.89         62
                                       6.625          3,406.89      625,000.00
1


    ENCINO AREA      CA   91436          2            10/20/98         00
    0431117373                           05           12/01/98          0
    2771145                              O            11/01/13
    0


    1844514          K08/G01             F          295,000.00         ZZ
                                         180        295,000.00          1
    2252 NORTH THREE SPRINGS DRIVE     7.000          2,651.54         49
                                       6.750          2,651.54      610,000.00
    WESTLAKE VILLAG  CA   91361          2            11/10/98         00
    0411084072                           03           01/01/99          0
    411084072                            O            12/01/13
    0


    1844606          664/G01             F          318,000.00         ZZ
                                         180        316,963.59          1
    17277 CAMPILLO DRIVE               6.625          2,792.03         69
                                       6.375          2,792.03      465,000.00
    SAN DIEGO        CA   92128          5            10/30/98         00
    0431117456                           05           12/01/98          0
    2777340                              O            11/01/13
    0


    1844614          637/G01             F          345,000.00         ZZ
                                         180        345,000.00          1
    85 CONEJO DRIVE                    6.750          3,052.94         58
                                       6.500          3,052.94      600,000.00
    MILLBRAE         CA   94030          2            10/31/98         00
    0431129006                           05           01/01/99          0
    0013442264                           O            12/01/13
    0


    1844621          637/G01             F          420,000.00         ZZ
                                         180        418,631.17          1
    3982 OAK HOLLOW CIRCLE             6.625          3,687.58         58
                                       6.375          3,687.58      735,000.00
    WESTLAKE VILLAG  CA   91362          2            10/29/98         00
    0431128826                           03           12/01/98          0
    0013452784                           O            11/01/13
    0


    1844628          637/G01             F          253,000.00         ZZ
                                         180        252,184.30          1
    6522 PFEIFFER RANCH ROAD           6.750          2,238.83         33
                                       6.500          2,238.83      775,000.00
    SAN JOSE         CA   95120          2            10/30/98         00
    0431122076                           05           12/01/98          0
    0013429196                           O            11/01/13
    0
1




    1844636          637/G01             F          325,500.00         ZZ
                                         180        324,461.85          1
    163 EL TOYONAL                     6.875          2,902.99         70
                                       6.625          2,902.99      465,000.00
    ORINDA           CA   94563          2            10/30/98         00
    0431121425                           05           12/01/98          0
    0013432919                           O            11/01/13
    0


    1844640          637/G01             F          310,000.00         ZZ
                                         180        309,011.29          1
    3469 VARNER COURT                  6.875          2,764.75         45
                                       6.625          2,764.75      700,000.00
    SAN JOSE         CA   95132          2            10/30/98         00
    0431122027                           05           12/01/98          0
    0013436100                           O            11/01/13
    0


    1845170          948/G01             F          298,000.00         ZZ
                                         180        298,000.00          1
    4275 MUIRWOOD CIRCLE               6.625          2,616.43         63
                                       6.375          2,616.43      480,000.00
    RENO             NV   89509          2            11/19/98         00
    0431123801                           05           01/01/99          0
    35313                                O            12/01/13
    0


    1845193          A50/A50             F          281,000.00         ZZ
                                         180        280,084.19          1
    354 SHADES CREST ROAD              6.625          2,467.16         54
                                       6.375          2,467.16      530,000.00
    BIRHMINGHAM      AL   35226          2            10/26/98         00
    116564                               05           12/01/98          0
    116564                               O            11/01/13
    0


    1845237          638/G01             F          486,000.00         ZZ
                                         180        486,000.00          1
    7340 NORTH 2ND DRIVE               6.625          4,267.05         70
                                       6.375          4,267.05      700,000.00
    PHOENIX          AZ   85021          5            11/09/98         00
    0431115526                           05           01/01/99          0
    08795998                             O            12/01/13
    0


    1845241          638/G01             F          320,000.00         ZZ
                                         180        320,000.00          1
1


    13816 CAMPUS DRIVE                 6.875          2,853.93         49
                                       6.625          2,853.93      665,000.00
    OAKLAND          CA   94605          2            11/02/98         00
    0431115609                           05           01/01/99          0
    08815683                             O            12/01/13
    0


    1845346          815/G01             F          373,000.00         ZZ
                                         180        370,598.42          1
    10 DELWICK LANE                    6.800          3,311.06         56
                                       6.550          3,311.06      675,000.00
    MILLBURN         NJ   07078          2            09/24/98         00
    0431114537                           05           11/01/98          0
    100514                               O            10/01/13
    0


    1845362          815/G01             F          340,000.00         ZZ
                                         180        336,777.05          1
    232-236 EAST 47TH STREET           7.050          3,065.53         80
    UNIT#37C                           6.800          3,065.53      425,000.00
    NEW YORK         NY   10017          1            08/24/98         00
    0431115187                           06           10/01/98          0
    100490                               O            09/01/13
    0


    1845845          K08/G01             F           38,000.00         ZZ
                                         180         38,000.00          1
    650 NE 149TH STREET UNIT #F102     7.500            352.26         95
                                       7.250            352.26       40,000.00
    MIAMI            FL   33161          2            11/13/98         04
    0411109994                           01           01/01/99         30
    411109994                            O            12/01/13
    0


    1845861          964/G01             F          385,000.00         ZZ
                                         180        385,000.00          1
    2308 WEYBRIDGE DRIVE               6.750          3,406.90         46
                                       6.500          3,406.90      850,000.00
    BAKERSFIELD      CA   93311          1            11/19/98         00
    0431116193                           03           01/01/99          0
    45488                                O            12/01/13
    0


    1845876          964/G01             F          395,000.00         ZZ
                                         180        393,670.47          1
    533 CREEDON CIRCLE                 6.250          3,386.82         51
                                       6.000          3,386.82      775,000.00
    ALAMEDA          CA   94502          2            10/09/98         00
    0431116060                           05           12/01/98          0
1


    40217                                O            11/01/13
    0


    1845978          975/G01             F          390,000.00         ZZ
                                         120        390,000.00          1
    15795 RIPARIAN ROAD                6.875          4,503.15         68
                                       6.625          4,503.15      580,000.00
    POWAY            CA   92064          2            11/19/98         00
    0431128222                           05           01/01/99          0
    983695                               O            12/01/08
    0


    1846233          593/593             F          325,000.00         ZZ
                                         180        323,963.45          1
    1366 EAST ARLINGTON DRIVE          6.875          2,898.53         77
                                       6.625          2,898.53      425,000.00
    SALT LAKE CITY   UT   84103          1            10/22/98         00
    0007116791                           05           12/01/98          0
    0007116791                           O            11/01/13
    0


    1846385          956/G01             F          244,800.00         ZZ
                                         180        244,800.00          1
    34722 SIWARD DRIVE                 7.125          2,217.47         80
                                       6.875          2,217.47      306,000.00
    FREMONT          CA   94555          1            11/12/98         00
    0431119882                           03           01/01/99          0
    108100752                            O            12/01/13
    0


    1846393          B98/G01             F          128,900.00         ZZ
                                         180        128,475.35          1
    4980 WESTWOOD WAY                  6.500          1,122.86         72
                                       6.250          1,122.86      180,000.00
    ANTIOCH          CA   94509          2            10/26/98         00
    0431120674                           05           12/01/98          0
    NA                                   O            11/01/13
    0


    1846415          956/G01             F          282,000.00         ZZ
                                         180        282,000.00          1
    57 SUMMER HILL COURT               6.875          2,515.03         76
                                       6.625          2,515.03      375,000.00
    DANVILLE         CA   94526          5            11/11/98         00
    0431120864                           05           01/01/99          0
    808101574                            O            12/01/13
    0


1


    1846435          956/G01             F          360,000.00         ZZ
                                         180        358,864.22          1
    2332 WARMOUTH STREET               7.000          3,235.78         80
                                       6.750          3,235.78      450,000.00
    LOS ANGELES      CA   90732          2            10/14/98         00
    0431120716                           05           12/01/98          0
    108090670                            O            11/01/13
    0


    1846607          E26/G01             F          242,250.00         ZZ
                                         180        241,485.70          1
    8202 PRESTWICK CIRCLE              7.000          2,177.42         75
                                       6.750          2,177.42      323,000.00
    HUNTINGTON BEAC  CA   92646          2            10/02/98         00
    0431118090                           05           12/01/98          0
    34801022                             O            11/01/13
    0


    1846671          975/G01             F          325,000.00         ZZ
                                         180        325,000.00          1
    2901 OLNEY PLACE                   7.000          2,921.19         61
                                       6.750          2,921.19      538,000.00
    BURBANK          CA   91504          2            11/17/98         00
    0431128214                           05           01/01/99          0
    983596                               O            12/01/13
    0


    1846802          992/G01             F          650,000.00         ZZ
                                         180        650,000.00          1
    30 BURNING TREE ROAD               6.000          5,485.07         57
                                       5.750          5,485.07    1,150,000.00
    GREENWICH        CT   06830          5            11/18/98         00
    0431125764                           05           01/01/99          0
    350156                               O            12/01/13
    0


    1846902          K08/G01             F          248,000.00         ZZ
                                         180        248,000.00          1
    112 PIMLICO PLACE                  7.125          2,246.46         80
                                       6.875          2,246.46      310,000.00
    BRANDON          MS   39042          1            11/13/98         00
    0411083520                           05           01/01/99          0
    411083520                            O            12/01/13
    0


    1846918          470/G01             F          253,000.00         ZZ
                                         180        253,000.00          1
    1 BRAINERD AVENUE                  6.875          2,256.40         70
                                       6.625          2,256.40      364,000.00
1


    PETALUMA         CA   94952          2            11/09/98         00
    0431122605                           05           01/01/99          0
    56000925                             O            12/01/13
    0


    1846989          822/G01             F          318,000.00         ZZ
                                         180        318,000.00          1
    2126 HAINES WAY                    6.625          2,792.03         72
                                       6.375          2,792.03      445,000.00
    LANSDALE         PA   19446          2            11/04/98         00
    0431122472                           05           01/01/99          0
    3626013259                           O            12/01/13
    0


    1846993          026/G01             F          350,000.00         ZZ
                                         180        350,000.00          1
    5411 MECKLENBURG ST                7.375          3,219.74         78
                                       7.125          3,219.74      450,000.00
    GREENSBORO       NC   27410          1            11/23/98         00
    0431122878                           05           01/01/99          0
    0200465384                           O            12/01/13
    0


    1847025          638/G01             F          339,000.00         ZZ
                                         180        339,000.00          1
    5625 BUENA VISTA AVENUE            7.125          3,070.77         77
                                       6.875          3,070.77      443,000.00
    OAKLAND          CA   94618          2            11/03/98         00
    0431121490                           05           01/01/99          0
    08802829                             O            12/01/13
    0


    1847040          560/560             F          345,200.00         ZZ
                                         180        343,062.32          1
    2517 LA SIERRA CT.                 7.250          3,151.21         78
                                       7.000          3,151.21      445,000.00
    CAMARILLO        CA   93012          2            09/09/98         00
    127747301                            05           11/01/98          0
    127747301                            O            10/01/13
    0


    1847043          560/560             F          900,000.00         ZZ
                                         180        897,066.80          1
    EAST 3602 73RD AVENUE              6.625          7,901.95         48
                                       6.375          7,901.95    1,900,000.00
    SPOKANE          WA   99220          2            10/16/98         00
    160818506                            05           12/01/98          0
    160818506                            O            11/01/13
    0
1




    1847044          560/560             F          393,300.00         ZZ
                                         180        390,756.79          1
    1 OVERLOOK PLACE                   6.750          3,480.35         57
                                       6.500          3,480.35      700,000.00
    MONTEREY         CA   93940          5            09/24/98         00
    160840104                            05           11/01/98          0
    160840104                            O            10/01/13
    0


    1847045          560/560             F          259,250.00         ZZ
                                         180        257,555.49          1
    728 SOUTH 250 WEST                 6.625          2,276.20         66
                                       6.375          2,276.20      393,000.00
    OREM             UT   84058          5            09/25/98         00
    160922803                            05           11/01/98          0
    160922803                            O            10/01/13
    0


    1847046          560/560             F          577,000.00         ZZ
                                         180        573,268.93          1
    23721 N CRESCENT ROAD              6.750          5,105.93         70
                                       6.500          5,105.93      825,000.00
    CHATTOROY        WA   99003          2            09/21/98         00
    160954608                            05           11/01/98          0
    160954608                            O            10/01/13
    0


    1847047          560/560             F          433,000.00         ZZ
                                         180        431,619.00          1
    19 BRENNER PLACE                   6.875          3,861.73         58
                                       6.625          3,861.73      750,000.00
    DEMAREST         NJ   07627          2            10/21/98         00
    160964003                            05           12/01/98          0
    160964003                            O            11/01/13
    0


    1847048          560/560             F          360,650.00         T
                                         180        358,392.26          1
    10040 E HAPPY VALLEY RD 681        7.125          3,266.89         41
                                       6.875          3,266.89      900,000.00
    SCOTTSDALE       AZ   85255          2            10/02/98         00
    160985404                            03           11/01/98          0
    160985404                            O            10/01/13
    0


    1847051          560/560             F          298,500.00         ZZ
                                         180        296,527.91          1
1


    5940 NEWGATE LANE                  6.500          2,600.26         74
                                       6.250          2,600.26      405,000.00
    PLANO            TX   75093          2            09/25/98         00
    161074406                            03           11/01/98          0
    161074406                            O            10/01/13
    0


    1847053          560/560             F          729,000.00         ZZ
                                         180        726,674.94          1
    1595 BAYHILL DRIVE                 6.875          6,501.62         50
                                       6.625          6,501.62    1,480,000.00
    DULUTH           GA   30097          2            10/23/98         00
    161160700                            03           12/01/98          0
    161160700                            O            11/01/13
    0


    1847054          560/560             F          500,000.00         ZZ
                                         180        496,801.47          1
    5806 E INDIAN BEND                 6.875          4,459.28         67
                                       6.625          4,459.28      754,000.00
    PARADISE VALLEY  AZ   85253          5            09/22/98         00
    161163308                            05           11/01/98          0
    161163308                            O            10/01/13
    0


    1847055          560/560             F          214,000.00         ZZ
                                         180        213,302.55          1
    10309 MCBROOM STREET               6.625          1,878.91         95
                                       6.375          1,878.91      227,000.00
    LOS ANGELES      CA   91040          2            10/23/98         21
    161185806                            05           12/01/98         30
    161185806                            O            11/01/13
    0


    1847057          560/560             F          275,000.00         ZZ
                                         180        274,122.92          1
    16246 AVENIDA SAN MIGUEL           6.875          2,452.60         69
                                       6.625          2,452.60      400,000.00
    LA MIRADA        CA   90638          2            10/29/98         00
    161402003                            03           12/01/98          0
    161402003                            O            11/01/13
    0


    1847059          560/560             F          367,500.00         ZZ
                                         180        366,035.48          1
    521 N DUNBARTON OAKS LANE          6.625          3,226.63         70
                                       6.375          3,226.63      525,000.00
    LIBERTY LAKE     WA   99019          1            10/28/98         00
    161592100                            05           12/01/98          0
1


    161592100                            O            11/01/13
    0


    1847060          560/560             F          181,000.00         ZZ
                                         180        180,422.72          1
    90 WHITE PLAINS AVE                6.875          1,614.26         52
                                       6.625          1,614.26      350,000.00
    WEST HARRISON    NY   10604          2            10/22/98         00
    161594106                            05           12/01/98          0
    161594106                            O            11/01/13
    0


    1847061          560/560             F          464,900.00         ZZ
                                         180        463,384.84          1
    3693 DERR TRAIL DRIVE              6.625          4,081.80         63
                                       6.375          4,081.80      740,000.00
    DANVILLE         CA   94506          2            10/12/98         00
    161626908                            05           12/01/98          0
    161626908                            O            11/01/13
    0


    1847063          560/560             F          318,000.00         ZZ
                                         180        316,963.59          1
    4131 SWARTHMORE ST.                6.625          2,792.03         74
                                       6.375          2,792.03      430,000.00
    HOUSTON          TX   77005          2            10/22/98         00
    161813803                            05           12/01/98          0
    161813803                            O            11/01/13
    0


    1847065          560/560             F          300,000.00         ZZ
                                         180        300,000.00          1
    472 E REDCOAT LANE                 7.875          2,845.35         65
                                       7.625          2,845.35      465,000.00
    WAYNE            PA   19087          2            11/06/98         00
    161975305                            05           01/01/99          0
    161975305                            O            12/01/13
    0


    1847066          560/560             F          475,000.00         ZZ
                                         180        475,000.00          1
    104 SONDLEY PKY                    6.875          4,236.31         76
                                       6.625          4,236.31      630,000.00
    ASHEVILLE        NC   28805          2            11/02/98         00
    162210108                            05           01/01/99          0
    162210108                            O            12/01/13
    0


1


    1847068          560/560             F          250,500.00         ZZ
                                         180        249,718.23          1
    139 WOODS RUN                      7.125          2,269.11         75
                                       6.875          2,269.11      336,000.00
    ROLLINSFORD      NH   03869          2            10/22/98         00
    162262802                            05           12/01/98          0
    162262802                            O            11/01/13
    0


    1847069          560/560             F          497,000.00         ZZ
                                         180        495,431.99          1
    6511 BURKE WOODS DRIVE             7.000          4,467.18         50
                                       6.750          4,467.18    1,000,000.00
    BURKE            VA   22015          2            10/22/98         00
    162442909                            05           12/01/98          0
    162442909                            O            11/01/13
    0


    1847071          560/560             F          271,200.00         T
                                         180        270,344.37          1
    151 GORHAM RD                      7.000          2,437.63         68
                                       6.750          2,437.63      400,000.00
    HARWICH PORT     MA   02646          2            10/27/98         00
    162489405                            05           12/01/98          0
    162489405                            O            11/01/13
    0


    1847072          560/560             F          501,500.00         ZZ
                                         180        499,775.55          1
    165 OLDCASTLE LN                   6.000          4,231.95         75
                                       5.750          4,231.95      670,000.00
    ALAMEDA          CA   94502          2            10/26/98         00
    162562300                            03           12/01/98          0
    162562300                            O            11/01/13
    0


    1847074          560/560             F          574,000.00         ZZ
                                         180        572,109.01          1
    3408 N COTTONWOOD LANE             6.500          5,000.16         59
                                       6.250          5,000.16      975,000.00
    PROVO            UT   84604          2            10/26/98         00
    162633101                            03           12/01/98          0
    162633101                            O            11/01/13
    0


    1847076          560/560             F          433,000.00         ZZ
                                         120        430,481.08          1
    6308 EDINBURGH DRIVE               6.875          4,999.65         77
                                       6.625          4,999.65      565,000.00
1


    NASHVILLE        TN   37221          2            10/27/98         00
    162903801                            05           12/01/98          0
    162903801                            O            11/01/08
    0


    1847078          560/560             F          650,000.00         ZZ
                                         180        650,000.00          1
    51-49 FERRY ROAD                   6.500          5,662.20         60
                                       6.250          5,662.20    1,087,500.00
    CHESTER          CT   06412          1            11/12/98         00
    163070501                            05           01/01/99          0
    163070501                            O            12/01/13
    0


    1847080          560/560             F          280,700.00         T
                                         180        279,794.99          1
    3607 HAMPTON AVENUE                6.750          2,483.95         80
                                       6.500          2,483.95      355,000.00
    NASHVILLE        TN   37215          2            10/26/98         00
    163229305                            05           12/01/98          0
    163229305                            O            11/01/13
    0


    1847081          560/560             F          250,000.00         R
                                         180        250,000.00          1
    112 KELEKENT LANE                  6.750          2,212.28         67
                                       6.500          2,212.28      377,700.00
    CARY             NC   27511          1            11/04/98         00
    163254204                            03           01/01/99          0
    163254204                            O            12/01/13
    0


    1847085          560/560             F          237,500.00         ZZ
                                         180        234,255.96          1
    3314 LAKE STREET                   7.125          2,151.35         95
                                       6.875          2,151.35      250,000.00
    HOUSTON          TX   77098          1            07/02/98         21
    462325200                            05           09/01/98         30
    462325200                            O            08/01/13
    0


    1847086          560/560             F          456,000.00         ZZ
                                         180        448,952.09          1
    3 CONGRESSIONAL COURT              7.375          4,194.86         80
                                       7.125          4,194.86      572,853.00
    SKILLMAN         NJ   08558          1            06/11/98         00
    488043308                            03           08/01/98          0
    488043308                            O            07/01/13
    0
1




    1847088          560/560             F          450,000.00         ZZ
                                         180        442,894.25          1
    9 BLACKLEDGE CT                    7.125          4,076.25         60
                                       6.875          4,076.25      750,000.00
    CLOSTER          NJ   07624          1            06/23/98         00
    490633401                            05           08/01/98          0
    490633401                            O            07/01/13
    0


    1847089          560/560             F          312,250.00         ZZ
                                         180        307,319.41          1
    5221 EVANSWOOD LANE                7.125          2,828.46         69
                                       6.875          2,828.46      457,000.00
    EDINA            MN   55436          2            06/25/98         00
    491303301                            05           08/01/98          0
    491303301                            O            07/01/13
    0


    1847090          560/560             F          284,400.00         ZZ
                                         180        279,108.92          1
    188 PARK STREET                    7.375          2,616.27         62
                                       7.125          2,616.27      460,000.00
    BOULDER CREEK    CA   95006          2            05/22/98         00
    491513206                            05           07/01/98          0
    491513206                            O            06/01/13
    0


    1847091          560/560             F          300,000.00         T
                                         180        293,006.10          1
    115 SNOWMASS ROAD 4B               7.000          2,696.49         77
                                       6.750          2,696.49      390,000.00
    MT CRESTED BUTT  CO   81225          2            07/21/98         00
    491832101                            05           09/01/98          0
    491832101                            O            08/01/13
    0


    1847092          560/560             F          543,000.00         ZZ
                                         180        518,329.10          1
    2300 MONTEREY HIGHWAY              6.875          4,842.77         74
                                       6.625          4,842.77      740,500.00
    SPARTA           TN   38583          5            05/19/98         00
    491868808                            05           07/01/98          0
    491868808                            O            06/01/13
    0


    1847094          560/560             F          268,000.00         T
                                         180        263,813.15          1
1


    560 FAIRWAY DR 722                 7.250          2,446.48         68
                                       7.000          2,446.48      395,000.00
    MAMMOTH LAKES    CA   93546          2            06/04/98         00
    493521405                            05           08/01/98          0
    493521405                            O            07/01/13
    0


    1847096          560/560             F          440,000.00         ZZ
                                         180        429,328.21          1
    1620 NORTH RIVER BIRCH CIRCLE      7.125          3,985.66         66
                                       6.875          3,985.66      675,000.00
    ORANGE           CA   92869          2            05/06/98         00
    493890008                            03           06/01/98          0
    493890008                            O            05/01/13
    0


    1847097          560/560             F          270,900.00         ZZ
                                         180        265,913.74          1
    4 CROSS HIGHWAY                    7.500          2,511.28         59
                                       7.250          2,511.28      460,000.00
    REDDING          CT   06875          2            05/22/98         00
    493920201                            05           07/01/98          0
    493920201                            O            06/01/13
    0


    1847098          560/560             F          275,000.00         ZZ
                                         180        269,828.92          1
    12447 WHALEN LAKE DRIVE            7.250          2,510.38         60
                                       7.000          2,510.38      465,000.00
    HARTLAND         MI   48353          5            05/13/98         00
    494056609                            05           07/01/98          0
    494056609                            O            06/01/13
    0


    1847099          560/560             F          409,500.00         ZZ
                                         180        401,881.55          1
    5939 WEST PROSPECT DRIVE           7.375          3,767.09         90
                                       7.125          3,767.09      455,000.00
    VISALIA          CA   93291          2            05/18/98         21
    494084106                            05           07/01/98         25
    494084106                            O            06/01/13
    0


    1847101          560/560             F          405,000.00         ZZ
                                         180        400,007.70          1
    7636 MANDARIN DRIVE                7.375          3,725.69         53
                                       7.125          3,725.69      775,000.00
    BOCA RATON       FL   33433          5            07/22/98         00
    494131402                            03           09/01/98          0
1


    494131402                            O            08/01/13
    0


    1847106          560/560             F          450,000.00         ZZ
                                         120        338,166.47          1
    1 STIRRUP LANE                     7.250          5,283.05         62
                                       7.000          5,283.05      730,000.00
    BELL CANYON      CA   91307          1            05/04/98         00
    494460504                            05           07/01/98          0
    494460504                            O            06/01/08
    0


    1847107          560/560             F          300,000.00         ZZ
                                         180        292,872.17          1
    48 JOHNSON DRIVE                   7.250          2,738.59         80
                                       7.000          2,738.59      378,000.00
    MONTGOMERY       NJ   08540          2            05/28/98         00
    494568900                            05           07/01/98          0
    494568900                            O            06/01/13
    0


    1847108          560/560             F          262,000.00         ZZ
                                         180        256,760.93          1
    4019 WOODBINE COURT                7.375          2,410.20         69
                                       7.125          2,410.20      380,000.00
    SHELBY TOWNSHIP  MI   48316          2            05/13/98         00
    494596208                            05           07/01/98          0
    494596208                            O            06/01/13
    0


    1847109          560/560             F          363,150.00         ZZ
                                         180        357,354.15          1
    3 WOODLAND DRIVE                   7.000          3,264.10         46
                                       6.750          3,264.10      800,000.00
    MANSFIELD        TX   76063          2            06/09/98         00
    494613805                            05           08/01/98          0
    494613805                            O            07/01/13
    0


    1847110          638/G01             F          264,000.00         ZZ
                                         180        263,120.88          1
    12 OWINGS STONE ROAD               6.375          2,281.62         80
                                       6.125          2,281.62      330,000.00
    BARRINGTON       RI   02806          2            10/28/98         00
    0431121474                           05           12/01/98          0
    08804782                             O            11/01/13
    0


1


    1847111          560/560             F          278,000.00         ZZ
                                         180        273,703.26          1
    10272 COLBY AVE                    7.375          2,557.39         44
                                       7.125          2,557.39      635,000.00
    CUPERTINO        CA   95014          5            06/12/98         00
    494741606                            05           08/01/98          0
    494741606                            O            07/01/13
    0


    1847113          560/560             F          300,000.00         ZZ
                                         180        294,089.34          1
    590 TANGLEWOOD COURT               7.125          2,717.50         75
                                       6.875          2,717.50      402,500.00
    SILVERTHORNE     CO   80498          5            05/21/98         00
    494918808                            05           07/01/98          0
    494918808                            O            06/01/13
    0


    1847114          560/560             F          469,000.00         ZZ
                                         180        409,789.75          1
    5205 IVYFARM ROAD                  7.125          4,248.35         54
                                       6.875          4,248.35      875,000.00
    CINCINNATI       OH   45243          2            05/26/98         00
    494919103                            05           07/01/98          0
    494919103                            O            06/01/13
    0


    1847116          560/560             F          310,000.00         ZZ
                                         180        305,157.03          1
    13015 EAST CAPE HORN DRIVE         7.250          2,829.88         55
                                       7.000          2,829.88      570,000.00
    TUCSON           AZ   85749          2            06/12/98         00
    494971708                            03           08/01/98          0
    494971708                            O            07/01/13
    0


    1847117          560/560             F          266,700.00         ZZ
                                         180        262,488.65          1
    111 HARBOR HIDEAWAY                7.125          2,415.86         78
                                       6.875          2,415.86      345,000.00
    FRISCO           TX   75034          2            06/22/98         00
    495005209                            05           08/01/98          0
    495005209                            O            07/01/13
    0


    1847123          560/560             F          265,000.00         ZZ
                                         180        260,725.35          1
    14136 WOODHOLLOW LANE              6.875          2,363.42         79
                                       6.625          2,363.42      338,000.00
1


    POWAY            CA   92064          2            06/15/98         00
    495407702                            05           08/01/98          0
    495407702                            O            07/01/13
    0


    1847124          560/560             F          293,000.00         ZZ
                                         180        289,269.90          1
    20229 CHURCH LAKE DRIVE            7.000          2,633.57         69
                                       6.750          2,633.57      430,000.00
    BONNEY LAKE      WA   98390          2            07/01/98         00
    495466401                            05           09/01/98          0
    495466401                            O            08/01/13
    0


    1847125          560/560             F          285,000.00         ZZ
                                         180        280,499.71          1
    492 FORDHAM PL                     7.125          2,581.62         76
                                       6.875          2,581.62      375,000.00
    PARAMUS          NJ   07652          2            06/12/98         00
    495528507                            05           08/01/98          0
    495528507                            O            07/01/13
    0


    1847127          560/560             F          397,500.00         ZZ
                                         180        391,223.29          1
    7979 FARRANT                       7.125          3,600.68         75
                                       6.875          3,600.68      530,000.00
    COMMERCE TWP     MI   48382          2            06/19/98         00
    495686008                            05           08/01/98          0
    495686008                            O            07/01/13
    0


    1847128          560/560             F          360,300.00         ZZ
                                         180        353,231.39          1
    27510 MORRO DRIVE                  6.750          3,188.33         78
                                       6.500          3,188.33      465,000.00
    MISSION VIEJO    CA   92692          2            05/22/98         00
    495705501                            03           07/01/98          0
    495705501                            O            06/01/13
    0


    1847130          560/560             F          278,000.00         ZZ
                                         180        274,498.59          1
    17027 GLEDHILL STREET              7.125          2,518.22         80
                                       6.875          2,518.22      350,000.00
    LOS ANGELES      CA   91325          2            07/14/98         00
    495767105                            05           09/01/98          0
    495767105                            O            08/01/13
    0
1




    1847131          560/560             F          350,000.00         ZZ
                                         180        343,557.78          1
    2142 RUDOLPH                       7.500          3,244.55         50
                                       7.250          3,244.55      700,000.00
    LAKE HAVASU CIT  AZ   86406          1            05/27/98         00
    495773806                            05           07/01/98          0
    495773806                            O            06/01/13
    0


    1847132          560/560             F          326,650.00         ZZ
                                         180        321,324.65          1
    1637 ELDERBERRY COURT              6.750          2,890.56         80
                                       6.500          2,890.56      408,335.00
    ONTARIO          CA   91762          1            06/22/98         00
    495826604                            05           08/01/98          0
    495826604                            O            07/01/13
    0


    1847133          560/560             F          283,000.00         ZZ
                                         180        279,473.72          1
    8215 CALAVERAS STREET              7.250          2,583.41         89
                                       7.000          2,583.41      320,000.00
    VENTURA          CA   93004          2            07/28/98         04
    495864902                            05           09/01/98         25
    495864902                            O            08/01/13
    0


    1847134          560/560             F          257,000.00         ZZ
                                         180        253,763.11          1
    19349 NORTHAMPTON DRIVE            7.125          2,327.99         32
                                       6.875          2,327.99      816,000.00
    SARATOGA         CA   95070          5            07/13/98         00
    495883605                            05           09/01/98          0
    495883605                            O            08/01/13
    0


    1847135          560/560             F          254,600.00         ZZ
                                         180        249,657.54          1
    1621 188TH STREET NE               6.875          2,270.67         66
                                       6.625          2,270.67      390,000.00
    ARLINGTON        WA   98223          2            06/08/98         00
    495922106                            05           07/01/98          0
    495922106                            O            06/01/13
    0


    1847136          560/560             F          339,000.00         ZZ
                                         180        333,531.69          1
1


    10 STACEY LANE                     6.875          3,023.39         65
                                       6.625          3,023.39      525,000.00
    WOOD CLIFF LAKE  NJ   07675          2            06/25/98         00
    495979502                            05           08/01/98          0
    495979502                            O            07/01/13
    0


    1847138          560/560             F           70,000.00         ZZ
                                         180         69,164.68          1
    424 LESTER STREET                  7.750            658.90         39
                                       7.500            658.90      180,000.00
    LEONIA           NJ   07605          2            07/01/98         00
    496007501                            05           09/01/98          0
    496007501                            O            08/01/13
    0


    1847139          560/560             F          310,300.00         ZZ
                                         180        305,400.19          1
    347 SOUTH UNION STREET             7.125          2,810.80         76
                                       6.875          2,810.80      412,000.00
    BURLINGTON       VT   05401          2            06/19/98         00
    496092602                            05           08/01/98          0
    496092602                            O            07/01/13
    0


    1847140          560/560             F          336,000.00         ZZ
                                         180        330,806.81          1
    21 OLD BAY ROAD                    7.375          3,090.95         80
                                       7.125          3,090.95      420,000.00
    NEW CASTLE       NH   03854          1            06/23/98         00
    496144205                            03           08/01/98          0
    496144205                            O            07/01/13
    0


    1847142          560/560             F          540,000.00         ZZ
                                         180        531,381.64          1
    3996 PACIFIC COAST HIGHWAY         7.000          4,853.68         36
                                       6.750          4,853.68    1,500,000.00
    VENTURA          CA   93001          2            06/23/98         00
    496232406                            05           08/01/98          0
    496232406                            O            07/01/13
    0


    1847143          560/560             F          275,000.00         ZZ
                                         120        267,016.16          1
    SW CORNER 12TH & CAMINO REAL       7.125          3,210.73         30
                                       6.875          3,210.73      930,000.00
    CARMEL           CA   93921          5            06/25/98         00
    496319807                            05           08/01/98          0
1


    496319807                            O            07/01/08
    0


    1847144          560/560             F          345,000.00         ZZ
                                         180        339,610.25          1
    36868 TREE HAUS DRIVE              7.250          3,149.38         75
                                       7.000          3,149.38      460,000.00
    STEAMBOAT SPRIN  CO   80477          5            06/12/98         00
    496328808                            05           08/01/98          0
    496328808                            O            07/01/13
    0


    1847145          560/560             F          400,000.00         ZZ
                                         180        390,846.12          1
    5228 E OTERO CIRCLE                7.500          3,708.05         67
                                       7.250          3,708.05      600,000.00
    LITTLETON        CO   80122          5            06/25/98         00
    496334608                            03           08/01/98          0
    496334608                            O            07/01/13
    0


    1847146          560/560             F          250,000.00         ZZ
                                         180        246,729.46          1
    1520 SPRUCE ST                     7.625          2,335.33         65
                                       7.375          2,335.33      390,000.00
    BERKELEY         CA   94709          2            07/08/98         00
    496390808                            05           09/01/98          0
    496390808                            O            08/01/13
    0


    1847147          560/560             F          232,000.00         ZZ
                                         180        228,414.21          1
    17915 WINDTOP LANE                 7.375          2,134.23         80
                                       7.125          2,134.23      290,000.00
    DALLAS           TX   75287          1            06/25/98         00
    496453408                            05           08/01/98          0
    496453408                            O            07/01/13
    0


    1847148          560/560             F          287,700.00         ZZ
                                         180        282,906.17          1
    940 BAYVIEW AVENUE                 7.250          2,626.31         47
                                       7.000          2,626.31      625,000.00
    PACIFIC GROVE    CA   93950          2            06/29/98         00
    496455007                            05           08/01/98          0
    496455007                            O            07/01/13
    0


1


    1847149          560/560             F          927,500.00         ZZ
                                         180        918,764.66          1
    865 FOX LANE                       7.125          8,401.59         70
                                       6.875          8,401.59    1,325,000.00
    STEAMBOAT SPRIN  CO   80487          1            08/11/98         00
    496467101                            05           10/01/98          0
    496467101                            O            09/01/13
    0


    1847152          560/560             F          209,000.00         ZZ
                                         180        205,324.49          1
    5621 SCENIC RIDGE                  7.375          1,922.64         95
                                       7.125          1,922.64      220,000.00
    OLD HICKORY      TN   37138          2            06/25/98         04
    496614009                            05           08/01/98         30
    496614009                            O            07/01/13
    0


    1847158          560/560             F          279,000.00         ZZ
                                         180        274,547.16          1
    2 HESSIAN BLVD.                    7.000          2,507.74         66
                                       6.750          2,507.74      425,000.00
    READING          PA   19607          2            07/01/98         00
    496894304                            05           08/01/98          0
    496894304                            O            07/01/13
    0


    1847160          560/560             F          300,000.00         ZZ
                                         180        291,496.78          1
    3 JUAREZ                           6.875          2,675.57         77
                                       6.625          2,675.57      390,000.00
    LAKE OSWEGO      OR   97035          2            07/20/98         00
    496903600                            03           09/01/98          0
    496903600                            O            08/01/13
    0


    1847162          560/560             F          294,000.00         ZZ
                                         180        289,197.77          1
    121 VICTORIA PL                    7.125          2,663.15         68
                                       6.875          2,663.15      435,000.00
    FORT LEE         NJ   07024          2            06/29/98         00
    496949009                            01           08/01/98          0
    496949009                            O            07/01/13
    0


    1847163          560/560             F          550,000.00         ZZ
                                         180        533,034.83          1
    230 NATHORST AVENUE                7.375          5,059.58         28
                                       7.125          5,059.58    2,025,000.00
1


    PORTOLA VALLEY   CA   94028          2            08/06/98         00
    496951807                            05           09/01/98          0
    496951807                            O            08/01/13
    0


    1847165          560/560             F          375,000.00         ZZ
                                         180        370,174.64          1
    2344 COUNTRY RIDGE DRIVE           6.875          3,344.46         75
                                       6.625          3,344.46      500,000.00
    BIRMINGHAM       AL   35243          5            07/27/98         00
    496991902                            05           09/01/98          0
    496991902                            O            08/01/13
    0


    1847169          560/560             F          244,000.00         ZZ
                                         180        240,352.97          1
    26141 VIA MAREJADA                 6.500          2,125.51         61
                                       6.250          2,125.51      401,000.00
    MISSION VIEJO    CA   92691          2            07/17/98         00
    497335901                            05           09/01/98          0
    497335901                            O            08/01/13
    0


    1847172          560/560             F          360,550.00         ZZ
                                         120        352,202.32          1
    4221 MARGATE LANE                  6.875          4,163.11         61
                                       6.625          4,163.11      600,000.00
    BLOOMFIELD HILL  MI   48302          2            08/05/98         00
    497576900                            05           10/01/98          0
    497576900                            O            09/01/08
    0


    1847173          560/560             F          570,000.00         ZZ
                                         180        566,274.35          1
    718-26 ST GEORGE'S ROAD            6.625          5,004.57         75
                                       6.375          5,004.57      770,000.00
    PHILADELPHIA     PA   19119          1            09/10/98         00
    497670307                            05           11/01/98          0
    497670307                            O            10/01/13
    0


    1847174          560/560             F          356,850.00         ZZ
                                         180        350,858.36          1
    1900 ALASKAN WAY 507               7.000          3,207.47         77
                                       6.750          3,207.47      465,000.00
    SEATTLE          WA   98101          2            08/05/98         00
    497701508                            01           09/01/98          0
    497701508                            O            08/01/13
    0
1




    1847178          560/560             F          266,000.00         ZZ
                                         180        263,319.61          1
    34401 SE 6TH STREET                6.750          2,353.86         71
                                       6.500          2,353.86      375,000.00
    WASHOUGAL        WA   98671          2            07/31/98         00
    497767608                            05           10/01/98          0
    497767608                            O            09/01/13
    0


    1847179          560/560             F          384,000.00         ZZ
                                         180        379,163.54          1
    628 MARLIN COURT                   7.125          3,478.40         80
                                       6.875          3,478.40      480,000.00
    REDWOOD CITY     CA   94065          2            08/04/98         00
    497797803                            03           09/01/98          0
    497797803                            O            08/01/13
    0


    1847180          560/560             F          285,000.00         ZZ
                                         180        283,096.77          1
    25 LA SALLE AVENUE                 7.125          2,581.62         24
                                       6.875          2,581.62    1,200,000.00
    PIEDMONT         CA   94611          2            09/17/98         00
    497821603                            05           11/01/98          0
    497821603                            O            10/01/13
    0


    1847182          560/560             F          300,000.00         T
                                         180        297,143.96          1
    3305 CAMBRIDGE COURT               7.000          2,696.48         80
                                       6.750          2,696.48      375,000.00
    COLLEYVILLE      TX   76034          1            08/14/98         00
    498074707                            05           10/01/98          0
    498074707                            O            09/01/13
    0


    1847183          560/560             F          325,000.00         T
                                         180        321,971.94          1
    9917 CLUB PLACE LANE               7.250          2,966.81         70
                                       7.000          2,966.81      465,000.00
    CARMEL           CA   93923          2            08/10/98         00
    498088608                            01           10/01/98          0
    498088608                            O            09/01/13
    0


    1847184          560/560             F          313,000.00         T
                                         180        309,987.97          1
1


    17 MAGEE AVE                       6.875          2,791.51         80
                                       6.625          2,791.51      395,000.00
    LAVALETTE        NJ   08735          2            08/28/98         04
    498240001                            05           10/01/98         17
    498240001                            O            09/01/13
    0


    1847185          560/560             F          526,500.00         ZZ
                                         180        521,487.60          1
    11808 STEWARTON DR                 7.000          4,732.34         65
                                       6.750          4,732.34      810,000.00
    NORTHRIDGE       CA   91326          2            08/20/98         00
    498262302                            05           10/01/98          0
    498262302                            O            09/01/13
    0


    1847186          560/560             F          363,000.00         ZZ
                                         180        359,581.21          1
    1720 DEER RUN RD                   7.125          3,288.17         69
                                       6.875          3,288.17      530,000.00
    BETHLEHEM        PA   18015          2            08/26/98         00
    498277102                            05           10/01/98          0
    498277102                            O            09/01/13
    0


    1847187          560/560             F          236,200.00         ZZ
                                         120        232,026.04          1
    7878 BERMUDA DUNES DRIVE           6.750          2,712.15         50
                                       6.500          2,712.15      475,000.00
    LAS VEGAS        NV   89113          2            08/20/98         00
    498281500                            05           10/01/98          0
    498281500                            O            09/01/08
    0


    1847188          560/560             F          399,600.00         ZZ
                                         180        394,291.26          1
    651 E CANYON CREST ROAD            6.500          3,480.95         80
                                       6.250          3,480.95      499,500.00
    SAN RAMON        CA   94583          1            07/28/98         00
    498295401                            03           09/01/98          0
    498295401                            O            08/01/13
    0


    1847191          638/G01             F          262,000.00         ZZ
                                         180        262,000.00          1
    1490 EAST JUANA AVENUE             7.125          2,373.28         75
                                       6.875          2,373.28      350,000.00
    SAN LEANDRO      CA   94577          2            10/29/98         00
    0431121458                           05           01/01/99          0
1


    08788109                             O            12/01/13
    0


    1847192          560/560             F          330,000.00         ZZ
                                         180        326,790.14          1
    17540 PALORA ST                    6.750          2,920.21         59
                                       6.500          2,920.21      560,000.00
    LOS ANGELES      CA   91316          2            08/13/98         00
    498371202                            05           10/01/98          0
    498371202                            O            09/01/13
    0


    1847193          560/560             F          404,000.00         ZZ
                                         180        400,011.00          1
    730 KRAFFEL LANE                   7.125          3,659.56         60
                                       6.875          3,659.56      682,000.00
    ST LOUIS         MO   63017          2            08/07/98         00
    498384106                            03           10/01/98          0
    498384106                            O            09/01/13
    0


    1847194          560/560             F          277,000.00         ZZ
                                         180        275,228.02          1
    1157 N DATE PALM DRIVE             6.875          2,470.44         63
                                       6.625          2,470.44      440,000.00
    GILBERT          AZ   85234          2            09/25/98         00
    498395805                            03           11/01/98          0
    498395805                            O            10/01/13
    0


    1847196          560/560             F          250,000.00         ZZ
                                         180        250,000.00          1
    10 DARO COURT                      7.125          2,264.58         43
                                       6.875          2,264.58      585,000.00
    MONTVILLE        NJ   07045          2            11/06/98         00
    498400001                            05           01/01/99          0
    498400001                            O            12/01/13
    0


    1847198          560/560             F          300,000.00         ZZ
                                         180        296,031.10          1
    48 CARDINAL RIDGE ROAD             7.125          2,717.50         67
                                       6.875          2,717.50      448,000.00
    MEDFORD          NJ   08055          2            08/20/98         00
    498404102                            05           10/01/98          0
    498404102                            O            09/01/13
    0


1


    1847199          560/560             F          339,520.00         ZZ
                                         180        335,151.18          1
    9756 OLD WARSON ROAD               6.875          3,028.03         28
                                       6.625          3,028.03    1,250,000.00
    ST LOUIS         MO   63124          5            07/30/98         00
    498409705                            05           09/01/98          0
    498409705                            O            08/01/13
    0


    1847200          560/560             F          519,000.00         ZZ
                                         180        514,059.03          1
    2612 YELLOWOOD RD                  7.000          4,664.92         79
                                       6.750          4,664.92      665,000.00
    WESTLAKE VILLAG  CA   91361          2            08/11/98         00
    498416205                            03           10/01/98          0
    498416205                            O            09/01/13
    0


    1847202          560/560             F          250,000.00         ZZ
                                         180        246,817.29          1
    1617 INDIAN CIRCLE LOT 522         7.000          2,247.08         90
                                       6.750          2,247.08      277,793.00
    FRANKLIN         TN   37064          1            08/07/98         04
    498442805                            05           09/01/98         25
    498442805                            O            08/01/13
    0


    1847204          560/560             F          247,500.00         ZZ
                                         180        245,218.86          1
    1314 10TH AVENUE                   7.375          2,276.82         57
                                       7.125          2,276.82      441,000.00
    SAN FRANCISCO    CA   94122          2            08/21/98         00
    498514108                            05           10/01/98          0
    498514108                            O            09/01/13
    0


    1847205          560/560             F          254,000.00         ZZ
                                         180        252,357.53          1
    200 KNICKERBOCKER ROAD             6.750          2,247.68         79
                                       6.500          2,247.68      325,000.00
    TENAFLY          NJ   07670          2            09/03/98         00
    498521509                            05           11/01/98          0
    498521509                            O            10/01/13
    0


    1847206          560/560             F          260,000.00         ZZ
                                         180        257,551.26          1
    50 DEVINE DRIVE                    7.125          2,355.17         62
                                       6.875          2,355.17      420,000.00
1


    MAHWAH           NJ   07430          5            08/25/98         00
    498607902                            05           10/01/98          0
    498607902                            O            09/01/13
    0


    1847207          560/560             F          310,000.00         ZZ
                                         180        308,016.92          1
    1230 CHESTERSHIRE BOULEVARD        6.875          2,764.75         75
                                       6.625          2,764.75      415,000.00
    POTTSTOWN        PA   19464          5            09/14/98         00
    498616606                            03           11/01/98          0
    498616606                            O            10/01/13
    0


    1847208          560/560             F          300,000.00         ZZ
                                         180        299,011.67          1
    518 FAIRVIEW ROAD                  6.500          2,613.33         55
                                       6.250          2,613.33      551,000.00
    NARBERTH         PA   19072          5            10/16/98         00
    498617307                            05           12/01/98          0
    498617307                            O            11/01/13
    0


    1847209          560/560             F        1,000,000.00         ZZ
                                         180        990,882.86          1
    11466 FOOTHILL RD                  7.500          9,270.13         39
                                       7.250          9,270.13    2,600,000.00
    SANTA PAULA      CA   93060          2            08/12/98         00
    498625201                            05           10/01/98          0
    498625201                            O            09/01/13
    0


    1847210          560/560             F          320,000.00         ZZ
                                         180        316,887.40          1
    7414 20TH AVE. SE                  6.750          2,831.72         76
                                       6.500          2,831.72      425,000.00
    OLYMPIA          WA   98503          2            08/20/98         00
    498672609                            05           10/01/98          0
    498672609                            O            09/01/13
    0


    1847211          560/560             F          315,000.00         ZZ
                                         180        311,053.04          1
    541 WIMBLETON                      7.250          2,875.52         75
                                       7.000          2,875.52      420,000.00
    BIRMINGHAM       MI   48009          5            08/21/98         00
    498698703                            05           10/01/98          0
    498698703                            O            09/01/13
    0
1




    1847212          560/560             F          240,000.00         ZZ
                                         180        237,528.20          1
    116 RIVERVIEW DRIVE                7.000          2,157.19         74
                                       6.750          2,157.19      325,000.00
    KALISPELL        MT   59901          5            08/25/98         00
    498857804                            05           10/01/98          0
    498857804                            O            09/01/13
    0


    1847214          560/560             F          122,000.00         ZZ
                                         180        121,623.38          1
    13-4 STUART DRIVE                  7.250          1,113.70         94
                                       7.000          1,113.70      130,000.00
    FREEHOLD         NJ   07728          2            10/22/98         21
    498924703                            01           12/01/98         30
    498924703                            O            11/01/13
    0


    1847215          560/560             F          350,000.00         ZZ
                                         180        346,595.60          1
    8525 SE 140TH PLACE                6.750          3,097.19         73
                                       6.500          3,097.19      485,000.00
    PORTLAND         OR   97236          2            08/26/98         00
    498931609                            05           10/01/98          0
    498931609                            O            09/01/13
    0


    1847216          560/560             F          300,000.00         ZZ
                                         180        297,113.07          1
    6301 HIGHWAY 16                    6.875          2,675.57         75
                                       6.625          2,675.57      400,000.00
    MONTEVALLO       AL   35115          5            08/26/98         00
    498954908                            05           10/01/98          0
    498954908                            O            09/01/13
    0


    1847218          560/560             F          256,200.00         ZZ
                                         180        254,525.41          1
    8678 FENWICK WAY                   6.625          2,249.43         67
                                       6.375          2,249.43      386,000.00
    DUBLIN           CA   94568          2            09/04/98         00
    499050409                            05           11/01/98          0
    499050409                            O            10/01/13
    0


    1847219          560/560             F           50,000.00         ZZ
                                         180         49,534.12          1
1


    10130 SW 102ND AVE                 7.250            456.44         28
                                       7.000            456.44      182,000.00
    MIAMI            FL   33176          5            08/27/98         00
    499051209                            05           10/01/98          0
    499051209                            O            09/01/13
    0


    1847220          560/560             F          115,700.00         ZZ
                                         180        114,991.25          1
    3613 ARCADIA CIRCLE                7.375          1,064.36         95
                                       7.125          1,064.36      123,000.00
    ANTIOCH          TN   37013          2            09/04/98         04
    499064707                            05           11/01/98         30
    499064707                            O            10/01/13
    0


    1847221          560/560             F          440,000.00         ZZ
                                         180        437,245.53          1
    3219 N. GLEBE ROAD                 7.125          3,985.66         72
                                       6.875          3,985.66      618,000.00
    ARLINGTON        VA   22207          2            09/21/98         00
    499269603                            05           11/01/98          0
    499269603                            O            10/01/13
    0


    1847222          560/560             F          345,000.00         ZZ
                                         180        342,840.24          1
    22495 W RIVER ROAD                 7.125          3,125.12         23
                                       6.875          3,125.12    1,500,000.00
    GROSSE ILE       MI   48138          2            10/01/98         00
    499358406                            05           11/01/98          0
    499358406                            O            10/01/13
    0


    1847227          560/560             F          541,000.00         ZZ
                                         180        536,808.50          1
    7401 WINDY HILL CT                 7.125          4,900.55         68
                                       6.875          4,900.55      800,000.00
    MC LEAN          VA   22102          2            09/22/98         00
    499599306                            05           11/01/98          0
    499599306                            O            10/01/13
    0


    1847230          560/560             F          342,000.00         ZZ
                                         180        339,740.52          1
    865 WINDSOR COURT                  6.500          2,979.19         70
                                       6.250          2,979.19      490,000.00
    SANTA BARBARA    CA   93111          5            09/18/98         00
    499851202                            05           11/01/98          0
1


    499851202                            O            10/01/13
    0


    1847233          560/560             F          900,000.00         ZZ
                                         180        894,117.41          1
    99 WINDING WAY                     6.625          7,901.95         45
                                       6.375          7,901.95    2,030,000.00
    ROSS             CA   94957          5            09/22/98         00
    499922409                            05           11/01/98          0
    499922409                            O            10/01/13
    0


    1847371          G52/G01             F          275,250.00         ZZ
                                         180        275,250.00          1
    14046 S LINDSAY ROAD               6.625          2,416.68         56
                                       6.375          2,416.68      492,000.00
    GILBERT          AZ   85296          2            11/23/98         00
    0431121920                           05           01/01/99          0
    98503194                             O            12/01/13
    0


    1847396          813/813             F          266,000.00         ZZ
                                         180        266,000.00          1
    98-1751 KUPUKUPU STREET            6.625          2,335.47         75
                                       6.375          2,335.47      355,000.00
    AIEA             HI   96701          2            11/20/98         00
    8100016386                           05           01/01/99          0
    8100016386                           O            12/01/13
    0


    1847632          K08/G01             F           82,800.00         ZZ
                                         180         82,800.00          1
    590 CENTRAL DRIVE                  7.625            773.46         94
                                       7.375            773.46       89,000.00
    CONCORD          NC   28027          2            11/16/98         10
    0411131618                           05           01/01/99         25
    411131618                            O            12/01/13
    0


    1848185          966/G01             F          378,000.00         ZZ
                                         180        378,000.00          1
    606 CUMBERLANDROAD                 7.250          3,450.62         78
                                       7.000          3,450.62      485,000.00
    TYLER            TX   75703          2            11/10/98         00
    0431122845                           05           01/01/99          0
    30008581                             O            12/01/13
    0


1


    1848204          074/074             F          967,900.00         ZZ
                                         180        963,142.79          1
    7 BLUEBELL ROAD                    6.500          8,431.45         65
                                       6.250          8,431.45    1,500,000.00
    COLTS NECK       NJ   07722          2            10/26/98         00
    1101252182                           05           12/01/98          0
    1101252182                           O            11/01/13
    0


    1848205          074/074             F          260,000.00         ZZ
                                         180        254,952.71          1
    800 WEST END AVENUE 9D             6.875          2,318.83         39
                                       6.625          2,318.83      675,000.00
    NEW YORK         NY   10025          2            05/08/98         00
    1106143504                           13           07/01/98          0
    1106143504                           O            06/01/13
    0


    1848207          074/074             F          360,000.00         ZZ
                                         180        358,912.75          1
    501 EAST 79TH STREET 15E           7.500          3,337.25         50
                                       7.250          3,337.25      725,000.00
    NEW YORK         NY   10021          5            10/26/98         00
    1106175872                           13           12/01/98          0
    1106175872                           O            11/01/13
    0


    1848210          074/074             F          150,000.00         ZZ
                                         180        149,521.59          1
    83 SOUTH WINDSOR AVENUE            6.875          1,337.79         51
                                       6.625          1,337.79      295,000.00
    BRIGHTWATERS     NY   11718          5            10/21/98         00
    1106186755                           05           12/01/98          0
    1106186755                           O            11/01/13
    0


    1848212          074/074             F          325,000.00         ZZ
                                         180        249,776.42          1
    545 WEST END AVENUE                7.375          2,989.76         57
    APT 3B & 3G                        7.125          2,989.76      575,000.00
    NEW YORK         NY   10024          5            07/24/98         00
    1111200425                           12           09/01/98          0
    1111200425                           O            08/01/13
    0


    1848213          074/074             F          220,000.00         ZZ
                                         180        218,592.66          1
    235 WEST 70TH STREET               6.875          1,962.08         74
    APTS 1E/2EQ                        6.625          1,962.08      300,000.00
1


    NEW YORK         NY   10023          5            09/28/98         00
    1111215262                           11           11/01/98          0
    1111215262                           O            10/01/13
    0


    1848214          074/074             F          250,000.00         ZZ
                                         180        249,202.65          1
    475 W 22ND STREET APT 4E           6.875          2,229.64         68
                                       6.625          2,229.64      370,000.00
    NEW YORK         NY   10011          5            10/22/98         00
    1111217803                           12           12/01/98          0
    1111217803                           O            11/01/13
    0


    1848216          074/074             F          135,000.00         ZZ
                                         180        135,000.00          1
    45 GRACE COURT APT 6D/E            7.125          1,222.88         69
                                       6.875          1,222.88      198,000.00
    BROOKLYN         NY   11201          5            10/28/98         00
    1111233049                           12           01/01/99          0
    1111233049                           O            12/01/13
    0


    1848217          074/074             F          133,900.00         ZZ
                                         180        133,463.60          1
    6 BRADNER DRIVE                    6.625          1,175.64         65
                                       6.375          1,175.64      206,000.00
    WARWICK          NY   10990          5            10/26/98         00
    1111240543                           05           12/01/98          0
    1111240543                           O            11/01/13
    0


    1848221          074/074             F          488,000.00         ZZ
                                         180        488,000.00          1
    500 CLERMONT PARKWAY               6.625          4,284.61         80
                                       6.375          4,284.61      610,000.00
    DENVER           CO   80220          5            11/06/98         00
    1461155237                           05           01/01/99          0
    1461155237                           O            12/01/13
    0


    1848223          074/074             F          252,000.00         ZZ
                                         180        250,300.07          1
    7626 JACKSON STREET                6.750          2,229.97         80
                                       6.500          2,229.97      315,000.00
    VENTURA          CA   93003          5            09/23/98         00
    1484020361                           05           11/01/98          0
    1484020361                           O            10/01/13
    0
1




    1848225          074/074             F          135,000.00         ZZ
                                         180        134,583.27          1
    6 DOGWOOD COURT                    7.250          1,232.36         41
                                       7.000          1,232.36      335,000.00
    MANALAPAN        NJ   07726          2            10/02/98         00
    1500639763                           05           12/01/98          0
    1500639763                           O            11/01/13
    0


    1848228          074/074             F          460,000.00         ZZ
                                         180        458,532.89          1
    610 WINTHROP ROAD                  6.875          4,102.53         70
                                       6.625          4,102.53      665,000.00
    TEANECK          NJ   07666          2            10/10/98         00
    1500690760                           05           12/01/98          0
    1500690760                           O            11/01/13
    0


    1848230          074/074             F          305,000.00         ZZ
                                         180        303,995.20          1
    2120 DURANGO COURT                 6.500          2,656.88         77
                                       6.250          2,656.88      400,000.00
    LA VERNE         CA   91750          5            10/12/98         00
    1506507572                           05           12/01/98          0
    1506507572                           O            11/01/13
    0


    1848234          074/074             F          340,000.00         ZZ
                                         180        338,879.90          1
    19355 WINGED FOOT CIRCLE           6.500          2,961.77         80
    (NORTHRIDGE AREA)                  6.250          2,961.77      425,000.00
    LOS ANGELES      CA   91326          5            11/19/98         00
    1506764917                           05           12/01/98          0
    1506764917                           O            11/01/13
    0


    1848236          074/074             F          271,000.00         ZZ
                                         180        264,844.72          1
    1106 GREENBRIAR LANE               6.875          2,416.93         75
                                       6.625          2,416.93      365,000.00
    ARLINGTON        TX   76013          2            05/22/98         00
    1507421949                           05           06/01/98          0
    1507421949                           O            05/01/13
    0


    1848244          074/074             F          260,000.00         ZZ
                                         180        259,188.59          1
1


    2800 NE 40TH COURT                 7.125          2,355.16         79
                                       6.875          2,355.16      330,000.00
    FORT LAUDERDALE  FL   33308          5            10/02/98         00
    1511637919                           05           12/01/98          0
    1511637919                           O            11/01/13
    0


    1848247          074/074             F          448,000.00         ZZ
                                         180        442,477.65          1
    7503 44TH AVENUE SOUTHWEST         7.375          4,121.26         80
                                       7.125          4,121.26      560,000.00
    SEATTLE          WA   98136          5            07/14/98         00
    1512603854                           05           09/01/98          0
    1512603854                           O            08/01/13
    0


    1848248          074/074             F          450,000.00         ZZ
                                         180        448,564.78          1
    5050 W 87TH STREET                 6.875          4,013.34         72
                                       6.625          4,013.34      625,000.00
    PRAIRIE VILLAGE  KS   66208          5            11/03/98         00
    1512637197                           05           12/01/98          0
    1512637197                           O            11/01/13
    0


    1848251          074/074             F          291,250.00         ZZ
                                         180        289,366.68          1
    8118 ROYAL CREST COURT             6.750          2,577.30         30
                                       6.500          2,577.30      975,000.00
    SPRING           TX   77379          2            09/25/98         00
    1532024769                           03           11/01/98          0
    1532024769                           O            10/01/13
    0


    1848258          074/074             F          416,000.00         ZZ
                                         180        414,629.52          1
    9900 SE 40TH ST                    6.500          3,623.81         80
                                       6.250          3,623.81      520,000.00
    MERCER ISLAND    WA   98040          5            10/22/98         00
    1565220605                           05           12/01/98          0
    1565220605                           O            11/01/13
    0


    1848259          074/074             F          400,000.00         ZZ
                                         180        398,738.01          1
    6375 LAKEVIEW DR                   7.000          3,595.32         47
                                       6.750          3,595.32      860,000.00
    BUFORD           GA   30518          5            10/15/98         00
    1566146665                           05           12/01/98          0
1


    1566146665                           O            11/01/13
    0


    1848260          074/074             F          320,000.00         ZZ
                                         180        318,968.28          1
    3628 MATEO PRADO NW                6.750          2,831.72         80
                                       6.500          2,831.72      400,000.00
    ALBUQUERQUE      NM   87107          2            10/20/98         00
    1569227050                           05           12/01/98          0
    1569227050                           O            11/01/13
    0


    1848261          074/074             F          416,500.00         T
                                         180        415,142.58          1
    3716 OLD SANTA FE TRL              6.625          3,656.85         70
                                       6.375          3,656.85      595,000.00
    SANTA FE         NM   87501          1            10/14/98         00
    1569228937                           05           12/01/98          0
    1569228937                           O            11/01/13
    0


    1848263          074/074             F          424,000.00         ZZ
                                         180        422,637.19          1
    149 FOXGLOVE DR                    6.875          3,781.47         80
                                       6.625          3,781.47      530,000.00
    STATESVILLE      NC   28677          5            10/20/98         00
    1577178583                           05           12/01/98          0
    1577178583                           O            11/01/13
    0


    1848267          074/074             F           68,000.00         ZZ
                                         180         68,000.00          1
    315 STEPHENS ST                    7.625            635.21         80
                                       7.375            635.21       85,000.00
    MULLINS          SC   29574          5            11/06/98         00
    1577185669                           05           01/01/99          0
    1577185669                           O            12/01/13
    0


    1848277          074/074             F          120,000.00         ZZ
                                         180        118,472.30          1
    RT1 BOX 648                        7.000          1,078.59         48
                                       6.750          1,078.59      255,000.00
    SHEPHERDSTOWN    WV   25443          5            07/03/98         00
    1587139996                           05           09/01/98          0
    1587139996                           O            08/01/13
    0


1


    1848279          074/074             F          100,000.00         ZZ
                                         180         99,670.56          1
    107 44TH ST                        6.500            871.11         80
                                       6.250            871.11      125,000.00
    BRIGANTINE       NJ   08203          5            10/07/98         00
    1587151991                           05           12/01/98          0
    1587151991                           O            11/01/13
    0


    1848280          074/074             F          157,000.00         ZZ
                                         180        156,218.22          1
    1049 RIO LANE                      7.375          1,444.28         32
                                       7.125          1,444.28      500,000.00
    SEVERNA PARK     MD   21146          5            11/17/98         00
    1587154821                           05           12/01/98          0
    1587154821                           O            11/01/13
    0


    1848282          074/074             F          180,000.00         ZZ
                                         180        179,432.10          1
    21030 MIRACLE DR                   7.000          1,617.90         54
                                       6.750          1,617.90      336,000.00
    GAITHERSBURG     MD   20882          5            10/19/98         00
    1587155890                           05           12/01/98          0
    1587155890                           O            11/01/13
    0


    1848291          074/074             F           66,000.00         ZZ
                                         180         65,794.03          1
    6736 PANSY DR                      7.125            597.85         58
                                       6.875            597.85      115,000.00
    MIRAMAR          FL   33023          5            10/15/98         00
    1589250440                           05           12/01/98          0
    1589250440                           O            11/01/13
    0


    1848296          074/074             F          296,000.00         ZZ
                                         180        294,085.95          1
    155 N COBBLESTONE DRIVE            6.750          2,619.34         80
                                       6.500          2,619.34      370,000.00
    ORANGE           CA   92869          5            09/17/98         00
    1595116996                           03           11/01/98          0
    1595116996                           O            10/01/13
    0


    1848301          074/074             F          324,000.00         ZZ
                                         180        322,966.64          1
    17251 CANDLEWOOD PKWY              6.875          2,889.61         80
                                       6.625          2,889.61      405,000.00
1


    EDEN PRAIRIE     MN   55347          5            10/27/98         00
    1664108769                           05           12/01/98          0
    1664108769                           O            11/01/13
    0


    1848302          K08/G01             F          313,200.00         ZZ
                                         180        313,200.00          1
    5606 GRAND FLORAL BOULEVARD        7.250          2,859.09         75
                                       7.000          2,859.09      417,728.00
    HOUSTON          TX   77041          1            11/24/98         00
    0411158173                           03           01/01/99          0
    411158173                            O            12/01/13
    0


    1848307          964/G01             F          447,000.00         ZZ
                                         180        447,000.00          1
    7 BAYWOOD AVENUE                   6.875          3,986.59         54
                                       6.625          3,986.59      835,000.00
    ROSS             CA   94957          5            11/18/98         00
    0431123983                           05           01/01/99          0
    45543                                O            12/01/13
    0


    1848313          286/286             F          169,900.00         ZZ
                                         180        167,758.62          1
    24 COTTONDALE RD                   6.875          1,515.27         63
                                       6.625          1,515.27      270,000.00
    AUSTIN           TX   78738          1            09/22/98         00
    8731340                              05           11/01/98          0
    8731340                              O            10/01/13
    0


    1848387          K08/G01             F          100,500.00         ZZ
                                         180        100,500.00          1
    21940 SONNY SIMEON ROAD            7.500            931.65         52
                                       7.250            931.65      197,000.00
    LIVINGSTON       LA   70754          5            11/20/98         00
    0411152176                           05           01/01/99          0
    411152176                            O            12/01/13
    0


    1848406          765/G01             F          270,000.00         ZZ
                                         180        270,000.00          1
    10 ALMERIA                         6.875          2,408.01         75
                                       6.625          2,408.01      360,000.00
    IRVINE           CA   92614          1            11/20/98         00
    0431121763                           03           01/01/99          0
    340179                               O            12/01/13
    0
1




    1848473          074/074             F          650,000.00         ZZ
                                         180        647,949.28          1
    446 ROUTE 403                      7.000          5,842.39         68
                                       6.750          5,842.39      960,000.00
    GARRISON         NY   10524          1            10/30/98         00
    1106183462                           05           12/01/98          0
    1106183462                           O            11/01/13
    0


    1848528          638/G01             F          270,000.00         ZZ
                                         180        270,000.00          1
    3411 LAVENDER LANE                 6.500          2,351.99         75
                                       6.250          2,351.99      360,000.00
    COSTA MESA       CA   92626          5            11/16/98         00
    0431123868                           05           01/01/99          0
    8811348                              O            12/01/13
    0


    1848555          638/G01             F          285,000.00         ZZ
                                         180        285,000.00          1
    669 SOUTH PATHFINDER TRAIL         6.875          2,541.78         74
                                       6.625          2,541.78      388,000.00
    ANAHEIM          CA   92807          2            11/06/98         00
    0431126259                           03           01/01/99          0
    08816008                             O            12/01/13
    0


    1848567          822/G01             F          293,000.00         ZZ
                                         180        293,000.00          1
    103 PERSHING BLVD                  6.750          2,592.79         32
                                       6.500          2,592.79      925,000.00
    LAVALLETTE       NJ   08735          2            11/06/98         00
    0431123231                           05           01/01/99          0
    2306000075                           O            12/01/13
    0


    1848895          638/G01             F          315,000.00         ZZ
                                         180        315,000.00          1
    11716 ANDASOL AVENUE               6.875          2,809.34         75
                                       6.625          2,809.34      420,000.00
    GRANADA HILLS A  CA   91344          2            11/19/98         00
    0431125004                           05           01/01/99          0
    08825326                             O            12/01/13
    0


    1848896          638/G01             F          195,800.00         ZZ
                                         180        195,800.00          1
1


    3434 EAST CUMMINGS ROAD            6.875          1,746.25         77
                                       6.625          1,746.25      256,000.00
    SALT LAKE CITY   UT   84109          2            11/23/98         00
    0431124858                           05           01/01/99          0
    08823575                             O            12/01/13
    0


    1848900          638/G01             F          240,000.00         ZZ
                                         180        240,000.00          1
    560 SOUTH WEYMOUTH COURT           6.875          2,140.45         63
                                       6.625          2,140.45      385,000.00
    ANAHEIM          CA   92807          1            11/18/98         00
    0431125145                           03           01/01/99          0
    08815217                             O            12/01/13
    0


    1849132          926/G01             F           77,200.00         ZZ
                                         180         75,887.11          1
    814 WRISTON PLACE                  6.250            661.93         52
                                       6.000            661.93      150,000.00
    CHARLLOTTE       NC   28209          2            06/22/98         00
    0431126614                           05           08/01/98          0
    161510544                            O            07/01/13
    0


    1849466          K56/G01             F          385,000.00         ZZ
                                         180        385,000.00          1
    1908 WEST MUKILTEO BOULEVARD       6.750          3,406.90         80
                                       6.500          3,406.90      485,000.00
    EVERETT          WA   98203          1            11/23/98         00
    0431124551                           05           01/01/99          0
    1020026                              O            12/01/13
    0


    1849606          637/G01             F          205,000.00         ZZ
                                         180        205,000.00          1
    1331 ROBERT COURT                  6.625          1,799.89         61
                                       6.375          1,799.89      340,000.00
    BREA             CA   92821          2            11/02/98         00
    0431128388                           03           01/01/99          0
    4305264                              O            12/01/13
    0


    1849753          K08/G01             F           84,700.00         ZZ
                                         180         84,700.00          1
    4732 LINCOLNSHIRE DRIVE            7.000            761.31         75
                                       6.750            761.31      113,000.00
    GRAND PRAIRIE    TX   75052          2            11/23/98         00
    0411162977                           05           01/01/99          0
1


    411162977                            O            12/01/13
    0


    1849838          K08/G01             F           78,750.00         ZZ
                                         180         78,750.00          1
    33182 JUNIPER ROAD                 6.750            696.87         69
                                       6.500            696.87      114,197.00
    SEMINOLE         AL   36574          5            11/20/98         00
    0411130164                           05           01/01/99          0
    411130164                            O            12/01/13
    0


    1849894          822/G01             F          409,000.00         ZZ
                                         180        409,000.00          1
    4 MATZ DRIVE                       6.500          3,562.83         75
                                       6.250          3,562.83      550,000.00
    SHILLINGTON      PA   19607          2            11/05/98         00
    0431128578                           05           01/01/99          0
    0126067368                           O            12/01/13
    0


    1851525          638/G01             F          275,000.00         ZZ
                                         180        275,000.00          1
    4860 ALMONDWOOD WAY                7.250          2,510.37         58
                                       7.000          2,510.37      475,000.00
    SAN DIEGO        CA   92130          2            11/23/98         00
    0431127885                           05           01/01/99          0
    08811717                             O            12/01/13
    0


    1851537          638/G01             F           88,000.00         ZZ
                                         180         88,000.00          1
    8416 AVOCET DRIVE                  6.750            778.72         80
                                       6.500            778.72      110,000.00
    AUSTIN           TX   78745          2            11/23/98         00
    0431127935                           05           01/01/99          0
    08820062                             O            12/01/13
    0


    1851553          560/560             F          337,500.00         ZZ
                                         180        337,500.00          1
    23639 126TH AVE SE                 7.000          3,033.55         75
                                       6.750          3,033.55      450,000.00
    KENT             WA   98031          2            11/13/98         00
    161082805                            05           01/01/99          0
    161082805                            O            12/01/13
    0


1


    1851583          560/560             F          420,000.00         ZZ
                                         180        420,000.00          1
    10 EASTBROOK ROAD                  6.875          3,745.79         65
                                       6.625          3,745.79      650,000.00
    HARRINGTON PARK  NJ   07640          2            12/18/98         00
    163806003                            05           01/01/99          0
    163806003                            O            12/01/13
    0


    1851586          560/560             F          377,600.00         ZZ
                                         180        376,408.69          1
    5422 SCHULMEYER ROAD               7.000          3,393.98         59
                                       6.750          3,393.98      650,000.00
    YREKA            CA   96097          2            11/03/98         00
    162399703                            05           12/01/98          0
    162399703                            O            11/01/13
    0


    1851589          560/560             F          345,150.00         ZZ
                                         180        345,150.00          1
    285 NORTH HAVERHILL ROAD           7.000          3,102.31         76
                                       6.750          3,102.31      460,000.00
    KENSINGTON       NH   03833          2            11/23/98         00
    164314106                            05           01/01/99          0
    164314106                            O            12/01/13
    0


    1851593          560/560             F          450,000.00         ZZ
                                         180        442,455.38          1
    5735 N CALLE MAYAPAN               7.000          4,044.73         66
                                       6.750          4,044.73      690,000.00
    TUCSON           AZ   85718          2            07/24/98         00
    493711501                            05           09/01/98          0
    493711501                            O            08/01/13
    0


    1851716          077/077             F          355,875.00         ZZ
                                         180        355,875.00          1
    201 QUARRY RIDGE ROAD EAST         6.875          3,173.89         64
                                       6.625          3,173.89      560,000.00
    CHARLESTON       WV   25304          2            11/24/98         00
    0000                                 05           01/01/99          0
    0000                                 O            12/01/13
    0


    2691841          696/G01             F          140,000.00         ZZ
                                         180        139,567.82          1
    7718 KILLEBREW DRIVE               7.250          1,278.01         80
                                       7.000          1,278.01      175,000.00
1


    ANNANDALE        VA   22003          1            10/26/98         00
    0431079524                           05           12/01/98          0
    2178260                              O            11/01/13
    0


    2696756          696/G01             F          337,950.00         ZZ
                                         180        337,950.00          1
    3724 PROSPERITY AVENUE             6.500          2,943.91         80
                                       6.250          2,943.91      422,455.00
    FAIRFAX          VA   22031          1            11/06/98         00
    0431098466                           05           01/01/99          0
    2418057                              O            12/01/13
    0


    2697051          696/G01             F          292,000.00         ZZ
                                         180        291,068.71          1
    415 WEST MONTGOMERY AVENUE         6.875          2,604.21         80
                                       6.625          2,604.21      365,000.00
    ROCKVILLE        MD   20850          2            11/04/98         00
    0431098383                           05           12/01/98          0
    3018265                              O            11/01/13
    0


    2698384          286/286             F          290,000.00         ZZ
                                         180        288,184.55          1
    1411 WATERFORD GREEN WAY           7.125          2,626.92         58
                                       6.875          2,626.92      500,000.00
    MARIETTA         GA   30068          2            10/02/98         00
    0000967370                           05           11/01/98          0
    0000967370                           O            10/01/13
    0


    2698385          286/286             F          282,000.00         ZZ
                                         180        279,344.07          1
    225 WILTSHIRE LN                   7.125          2,554.45         80
                                       6.875          2,554.45      355,000.00
    SEVERNA PARK     MD   21146          2            08/26/98         00
    0000984873                           05           10/01/98          0
    0000984873                           O            09/01/13
    0


    2698386          286/286             F          640,000.00         ZZ
                                         180        635,949.87          1
    8005 N BEACH DR                    7.000          5,752.51         68
                                       6.750          5,752.51      950,000.00
    FOX POINT        WI   53217          2            09/28/98         00
    0000985608                           05           11/01/98          0
    0000985608                           O            10/01/13
    0
1




    2698387          286/286             F          380,000.00         ZZ
                                         180        377,542.79          1
    2500 SHERWOOD AVE                  6.750          3,362.66         80
                                       6.500          3,362.66      475,000.00
    CHARLOTTE        NC   28207          1            09/15/98         00
    0000986844                           05           11/01/98          0
    0000986844                           O            10/01/13
    0


    2698388          286/286             F          441,300.00         ZZ
                                         180        438,415.56          1
    118 W TAYLOR ST                    6.625          3,874.59         74
                                       6.375          3,874.59      600,000.00
    SAVANNAH         GA   31401          2            09/30/98         00
    0000986897                           05           11/01/98          0
    0000986897                           O            10/01/13
    0


    2698390          286/286             F          350,000.00         ZZ
                                         180        347,736.77          1
    1804 GRIST STONE CT                6.750          3,097.19         67
                                       6.500          3,097.19      526,793.00
    ATLANTA          GA   30307          1            09/30/98         00
    0000987201                           03           11/01/98          0
    0000987201                           O            10/01/13
    0


    2698391          286/286             F          345,000.00         ZZ
                                         180        342,793.02          1
    5000 OLD FEDERAL RD                6.875          3,076.90         68
                                       6.625          3,076.90      510,000.00
    LOUISVILLE       KY   40223          2            09/28/98         00
    0000987440                           05           11/01/98          0
    0000987440                           O            10/01/13
    0


    2698392          286/286             F          195,000.00         ZZ
                                         180        193,805.51          1
    8069 E LARIAT W                    7.375          1,793.86         57
                                       7.125          1,793.86      348,000.00
    SCOTTSDALE       AZ   85255          2            09/30/98         00
    0000987646                           05           11/01/98          0
    0000987646                           O            10/01/13
    0


    2698393          286/286             F          308,720.00         ZZ
                                         180        306,745.12          1
1


    9242 HUNTERBORO DR                 6.875          2,753.34         80
                                       6.625          2,753.34      385,900.00
    BRENTWOOD        TN   37027          1            09/24/98         00
    0000987778                           05           11/01/98          0
    0000987778                           O            10/01/13
    0


    2698394          286/286             F          377,000.00         ZZ
                                         180        374,614.24          1
    551 S BRADEN CT                    7.000          3,388.59         50
                                       6.750          3,388.59      765,000.00
    SUPERIOR         CO   80027          2            09/30/98         00
    0000987891                           03           11/01/98          0
    0000987891                           O            10/01/13
    0


    2698395          286/286             F          640,000.00         ZZ
                                         180        635,993.50          1
    47 NOBSCOT RD                      7.125          5,797.32         77
                                       6.875          5,797.32      840,000.00
    NEWTON           MA   02459          2            09/28/98         00
    0000988190                           05           11/01/98          0
    0000988190                           O            10/01/13
    0


    2698396          286/286             F          285,000.00         ZZ
                                         180        284,120.22          2
    15-17 SURREY ST                    7.250          2,601.66         70
                                       7.000          2,601.66      410,000.00
    CAMBRIDGE        MA   02138          2            10/06/98         00
    0000988556                           05           12/01/98          0
    0000988556                           O            11/01/13
    0


    2698397          286/286             F          367,200.00         ZZ
                                         180        364,549.29          1
    1206 MONROE AVE                    6.875          3,274.89         66
                                       6.625          3,274.89      560,000.00
    RIVER FOREST     IL   60305          2            09/22/98         00
    0000989049                           05           11/01/98          0
    0000989049                           O            10/01/13
    0


    2698398          286/286             F          360,500.00         ZZ
                                         180        358,184.61          1
    1685 W INA RD                      7.000          3,240.28         60
                                       6.750          3,240.28      610,000.00
    TUCSON           AZ   85704          2            09/25/98         00
    0000989896                           05           11/01/98          0
1


    0000989896                           O            10/01/13
    0


    2698399          286/286             F          312,000.00         ZZ
                                         180        310,994.08          1
    BOX1735                            6.750          2,760.92         80
                                       6.500          2,760.92      394,000.00
    GREENVILLE       MS   38701          2            10/10/98         10
    0000990420                           05           12/01/98         12
    0000990420                           O            11/01/13
    0


    2698400          286/286             F          343,500.00         ZZ
                                         180        341,326.22          1
    997 VINE ST                        7.000          3,087.48         62
                                       6.750          3,087.48      560,000.00
    WINNETKA         IL   60093          2            09/28/98         00
    0000990441                           05           11/01/98          0
    0000990441                           O            10/01/13
    0


    2698401          286/286             F          500,000.00         ZZ
                                         180        496,835.83          1
    2040 VALLEY LO LN                  7.000          4,494.15         64
                                       6.750          4,494.15      790,000.00
    GLENVIEW         IL   60025          2            10/05/98         00
    0000990910                           03           11/01/98          0
    0000990910                           O            10/01/13
    0


    2698402          286/286             F          249,000.00         ZZ
                                         180        247,458.05          1
    1000 ROSEWOOD DR                   7.250          2,273.03         74
                                       7.000          2,273.03      340,000.00
    WEST CHICAGO     IL   60185          2            09/25/98         00
    0000991839                           05           11/01/98          0
    0000991839                           O            10/01/13
    0


    2698403          286/286             F          400,000.00         ZZ
                                         180        398,738.01          1
    99 KEARNEY ST                      7.000          3,595.32         54
                                       6.750          3,595.32      750,000.00
    DENVER           CO   80220          2            10/13/98         00
    0000992483                           05           12/01/98          0
    0000992483                           O            11/01/13
    0


1


    2698404          286/286             F          380,000.00         ZZ
                                         180        378,774.84          1
    6936 LAKEWOOD BLVD                 6.750          3,362.66         59
                                       6.500          3,362.66      645,000.00
    DALLAS           TX   75214          1            10/12/98         00
    0000993024                           05           12/01/98          0
    0000993024                           O            11/01/13
    0


    2698405          286/286             F          300,150.00         ZZ
                                         180        297,171.78          1
    2019 ECTOR CT                      6.625          2,635.30         80
                                       6.375          2,635.30      375,225.00
    KENNESAW         GA   30152          1            10/14/98         00
    0000994812                           03           12/01/98          0
    0000994812                           O            11/01/13
    0


    2698406          286/286             F          400,000.00         ZZ
                                         180        392,663.23          1
    131 W BROADWAY                     6.625          3,511.98         64
                                       6.375          3,511.98      630,000.00
    GRANVILLE        OH   43023          2            10/20/98         00
    0000994983                           05           12/01/98          0
    0000994983                           O            11/01/13
    0


    2698407          286/286             F          374,000.00         ZZ
                                         180        372,781.09          1
    5309 S FRANLIN CIR                 6.625          3,283.70         57
                                       6.375          3,283.70      660,000.00
    GREENWOOD VILLA  CO   80121          2            10/15/98         00
    0000996198                           05           12/01/98          0
    0000996198                           O            11/01/13
    0


    2698408          286/286             F          325,000.00         T
                                         180        323,963.45          1
    10 TAUTEMO WAY                     6.875          2,898.53         66
                                       6.625          2,898.53      495,000.00
    NANTUCKET        MA   02554          2            10/15/98         00
    0008636855                           05           12/01/98          0
    0008636855                           O            11/01/13
    0


    2698409          286/286             F          299,440.00         ZZ
                                         180        295,586.93          1
    871 POPLAR CREEK RD                6.875          2,670.57         80
                                       6.625          2,670.57      374,300.00
1


    OLIVER SPRINGS   TN   37840          1            07/31/98         00
    0008661434                           05           09/01/98          0
    0008661434                           O            08/01/13
    0


    2698410          286/286             F          264,800.00         ZZ
                                         180        263,124.26          1
    3096 MAPLE CREEK DR                7.000          2,380.10         76
                                       6.750          2,380.10      352,000.00
    ZANESVILLE       OH   43701          2            09/28/98         00
    0008684449                           05           11/01/98          0
    0008684449                           O            10/01/13
    0


    2698411          286/286             F          258,300.00         ZZ
                                         180        256,629.73          1
    10031 NW 56TH ST                   6.750          2,285.73         90
                                       6.500          2,285.73      287,000.00
    CORAL SPRINGS    FL   33076          1            09/18/98         11
    0008744276                           03           11/01/98         25
    0008744276                           O            10/01/13
    0


    2698412          286/286             F          527,900.00         ZZ
                                         180        524,486.42          1
    1700 JONES ST #5                   6.750          4,671.44         71
                                       6.500          4,671.44      746,000.00
    SAN FRANCISCO    CA   94109          2            09/23/98         00
    0008781904                           01           11/01/98          0
    0008781904                           O            10/01/13
    0


    2698413          286/286             F          255,000.00         ZZ
                                         180        251,753.69          1
    LOT 87, SHAWNEE BENDNOL            7.000          2,292.02         90
                                       6.750          2,292.02      285,000.00
    SUNRISE BEACH    MO   65079          1            07/24/98         11
    0008971816                           03           09/01/98         25
    0008971816                           O            08/01/13
    0


    2698414          286/286             F          406,450.00         ZZ
                                         180        403,849.91          1
    3804 SOUTHWESTERN BLVD             6.875          3,624.95         63
                                       6.625          3,624.95      654,000.00
    UNIVERSITY PARK  TX   75225          2            09/30/98         00
    0008979334                           05           11/01/98          0
    0008979334                           O            10/01/13
    0
1




    2698415          286/286             F          501,400.00         ZZ
                                         180        498,122.73          1
    140 WATERS ROAD                    6.625          4,402.27         77
                                       6.375          4,402.27      655,000.00
    COWPENS          SC   29330          2            09/30/98         00
    0008999135                           05           11/01/98          0
    0008999135                           O            10/01/13
    0


    2698416          286/286             F          445,000.00         ZZ
                                         180        443,596.04          1
    3979 REMSEN RD                     7.000          3,999.79         60
                                       6.750          3,999.79      750,000.00
    MEDINA           OH   44256          2            10/13/98         00
    0009355472                           05           12/01/98          0
    0009355472                           O            11/01/13
    0


    2698417          286/286             F          410,000.00         ZZ
                                         180        407,461.04          1
    710 TELEGRAPH RD                   7.250          3,742.74         78
                                       7.000          3,742.74      530,000.00
    PERKASIE         PA   18944          2            09/29/98         00
    0009356458                           05           11/01/98          0
    0009356458                           O            10/01/13
    0


    2698418          286/286             F          300,000.00         ZZ
                                         180        298,101.50          1
    146 HICKORY LN                     7.000          2,696.49         80
                                       6.750          2,696.49      375,000.00
    LANCASTER        OH   43130          1            09/30/98         00
    0009358511                           05           11/01/98          0
    0009358511                           O            10/01/13
    0


    2698419          286/286             F          240,000.00         ZZ
                                         180        238,497.55          1
    13185 RIVERWOODS TRAIL             7.125          2,174.00         75
                                       6.875          2,174.00      320,000.00
    GRAND LEDGE      MI   48837          2            09/30/98         00
    0009359634                           05           11/01/98          0
    0009359634                           O            10/01/13
    0


    2698420          286/286             F          236,250.00         ZZ
                                         180        235,496.51          1
1


    1525 LEXINGTON RD                  6.875          2,107.01         75
                                       6.625          2,107.01      315,000.00
    RICHMOND         KY   40475          2            10/14/98         00
    0009361012                           05           12/01/98          0
    0009361012                           O            11/01/13
    0


    2698421          286/286             F          328,600.00         ZZ
                                         180        327,540.56          1
    400 GAY ST                         6.750          2,907.82         30
                                       6.500          2,907.82    1,125,000.00
    WESTWOOD         MA   02090          2            10/15/98         00
    0009361479                           05           12/01/98          0
    0009361479                           O            11/01/13
    0


    2698422          286/286             F          517,000.00         ZZ
                                         180        513,656.90          1
    227 RADNOR ST RD                   6.750          4,574.99         79
                                       6.500          4,574.99      660,000.00
    WAYNE            PA   19087          2            09/19/98         00
    0009371751                           05           11/01/98          0
    0009371751                           O            10/01/13
    0


    2698423          286/286             F          240,000.00         ZZ
                                         180        238,448.07          1
    4812 BUTTERWORTH PL. NW            6.750          2,123.79         80
                                       6.500          2,123.79      300,000.00
    WASHINGTON       DC   20016          1            09/16/98         00
    0009372784                           05           11/01/98          0
    0009372784                           O            10/01/13
    0


    2698424          286/286             F          260,000.00         ZZ
                                         180        259,179.71          1
    1868 ROLLINGWOODS                  7.000          2,336.96         58
                                       6.750          2,336.96      450,000.00
    TROY             MI   48098          2            10/05/98         00
    0009373216                           05           12/01/98          0
    0009373216                           O            11/01/13
    0


    2698425          286/286             F          237,500.00         ZZ
                                         180        236,750.70          1
    2960 CHAUTAUQUA RD                 7.000          2,134.72         82
                                       6.750          2,134.72      290,000.00
    CARBONDALE       IL   62901          1            10/01/98         10
    0009373822                           05           12/01/98         19
1


    0009373822                           O            11/01/13
    0


    2698426          286/286             F          296,000.00         ZZ
                                         180        294,126.81          1
    46214 NORTHVALLEY DR               7.000          2,660.54         79
                                       6.750          2,660.54      376,000.00
    NORTHVILLE       MI   48167          2            09/16/98         00
    0009373847                           05           11/01/98          0
    0009373847                           O            10/01/13
    0


    2698427          286/286             F          474,000.00         ZZ
                                         180        472,536.77          1
    16051 BAIRD DR                     7.250          4,326.98         63
                                       7.000          4,326.98      763,000.00
    SPRING LAKE      MI   49456          2            10/19/98         00
    0009374318                           05           12/01/98          0
    0009374318                           O            11/01/13
    0


    2698428          286/286             F          456,000.00         ZZ
                                         180        454,529.81          1
    24 FREDERICK                       6.750          4,035.19         80
                                       6.500          4,035.19      570,000.00
    GLENDALE         MO   63122          1            10/13/98         00
    0009380661                           05           12/01/98          0
    0009380661                           O            11/01/13
    0


    2698429          286/286             F          353,000.00         ZZ
                                         180        351,874.15          1
    5470 SHEFFIELD AVE                 6.875          3,148.25         70
                                       6.625          3,148.25      510,000.00
    POWELL           OH   43065          2            10/13/98         00
    0009388477                           05           12/01/98          0
    0009388477                           O            11/01/13
    0


    2698430          286/286             F          494,400.00         ZZ
                                         180        492,823.17          1
    11414 FIELDSTONE LN                6.875          4,409.33         80
                                       6.625          4,409.33      618,000.00
    RESTON           VA   20191          2            10/19/98         00
    0009396966                           03           12/01/98          0
    0009396966                           O            11/01/13
    0


1


    2698431          286/286             F          250,000.00         ZZ
                                         180        248,434.96          1
    218 DEERVIEW CIR                   7.125          2,264.58         80
                                       6.875          2,264.58      312,500.00
    PRESCOTT         AZ   86303          1            09/21/98         00
    0009462165                           05           11/01/98          0
    0009462165                           O            10/01/13
    0


    2698432          286/286             F          298,000.00         ZZ
                                         180        289,185.50          1
    1685 MEADOW LANE                   6.875          2,657.73         60
                                       6.625          2,657.73      503,000.00
    BANNOCKBURN      IL   60015          2            10/19/98         00
    0009463244                           05           12/01/98          0
    0009463244                           O            11/01/13
    0


    2699062          G75/G75             F          268,000.00         T
                                         180        267,163.62          1
    27 FLEETON POINT CIRCLE            7.125          2,427.63         80
                                       6.875          2,427.63      335,000.00
    REEDVILLE        VA   22539          1            10/09/98         00
    03629740                             05           12/01/98          0
    03629740                             O            11/01/13
    0


    2699063          G75/G75             F          635,400.00         ZZ
                                         180        633,395.34          1
    1 DARTFORD LANE                    7.000          5,711.16         64
                                       6.750          5,711.16    1,000,000.00
    SAN ANTONIO      TX   78257          2            10/09/98         00
    03646099                             03           12/01/98          0
    03646099                             O            11/01/13
    0


    2699064          G75/G75             F          390,000.00         ZZ
                                         180        388,715.18          1
    1242 KEIM COURT                    6.500          3,397.32         82
                                       6.250          3,397.32      477,200.00
    GENEVA           IL   60134          1            10/30/98         14
    03648423                             05           12/01/98         22
    03648423                             O            11/01/13
    0


    2699065          G75/G75             F          352,000.00         ZZ
                                         180        350,865.11          1
    13910 SHELTER MANOR DRIVE          6.750          3,114.89         80
                                       6.500          3,114.89      440,000.00
1


    HAYMARKET        VA   20169          2            10/13/98         00
    03655478                             03           12/01/98          0
    03655478                             O            11/01/13
    0


    2699066          G75/G75             F          545,800.00         ZZ
                                         180        544,040.29          1
    1926 RUXTON ROAD                   6.750          4,829.84         70
                                       6.500          4,829.84      785,669.00
    TOWSON           MD   21204          5            10/26/98         00
    03657167                             05           12/01/98          0
    03657167                             O            11/01/13
    0


    2699067          G75/G75             F          337,500.00         ZZ
                                         180        336,388.14          1
    8750 KIRKRIDGE LANE                6.500          2,939.99         75
                                       6.250          2,939.99      450,000.00
    LAFAYETTE        IN   47905          5            10/23/98         00
    03662586                             05           12/01/98          0
    03662586                             O            11/01/13
    0


    2699068          G75/G75             F          537,700.00         ZZ
                                         180        535,928.59          1
    53 BOONE TRAIL                     6.500          4,683.95         70
                                       6.250          4,683.95      769,400.00
    SEVERNA PARK     MD   21146          2            10/14/98         00
    03664364                             05           12/01/98          0
    03664364                             O            11/01/13
    0


    2699069          G75/G75             F          320,000.00         ZZ
                                         180        318,990.41          1
    1215 CHADSWORTH CT                 7.000          2,876.26         38
                                       6.750          2,876.26      850,000.00
    MCLEAN           VA   22102          5            10/16/98         00
    03666231                             05           12/01/98          0
    03666231                             O            11/01/13
    0


    2699070          G75/G75             F          277,000.00         ZZ
                                         180        276,087.45          1
    17717 DRY MILL ROAD                6.500          2,412.97         56
                                       6.250          2,412.97      500,000.00
    LEESBURG         VA   20175          2            10/19/98         00
    03669124                             05           12/01/98          0
    03669124                             O            11/01/13
    0
1




    2699071          G75/G75             F          319,000.00         ZZ
                                         180        317,949.08          1
    5289 JAMES LANDING ROAD            6.500          2,778.84         64
                                       6.250          2,778.84      500,000.00
    SALISBURY        MD   21801          2            10/26/98         00
    03652725                             05           12/01/98          0
    03652725                             O            11/01/13
    0


    2699072          G75/G75             F          411,100.00         ZZ
                                         120        408,625.31          1
    2108 LAKE RIDGE WAY                6.250          4,615.84         75
                                       6.000          4,615.84      552,600.00
    FRANKLIN         TN   37064          2            10/21/98         00
    03665405                             03           12/01/98          0
    03665405                             O            11/01/08
    0


    2699073          G75/G75             F          373,100.00         ZZ
                                         180        373,100.00          1
    10400 DERBY DRIVE                  6.750          3,301.60         88
                                       6.500          3,301.60      425,000.00
    LAUREL           MD   20723          2            11/02/98         14
    03684138                             03           01/01/99         25
    03684138                             O            12/01/13
    0


    2699074          G75/G75             F          268,500.00         ZZ
                                         180        268,500.00          1
    10215 GAINSBOROUGH                 6.500          2,338.93         71
                                       6.250          2,338.93      380,000.00
    POTOMAC          MD   20854          2            11/06/98         00
    03678438                             09           01/01/99          0
    03678438                             O            12/01/13
    0
1



   TOTAL NUMBER OF LOANS   :        942

   TOTAL ORIGINAL BALANCE  :   308,644,554.00

   TOTAL PRINCIPAL BALANCE :   306,619,397.02

   TOTAL ORIGINAL P+I      :     2,771,667.44

   TOTAL CURRENT P+I       :     2,771,667.44


                             ***************************
                             *      END OF REPORT      *
                             ***************************


1

  RUN ON     : 12/22/98           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 09.56.28           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI I 1998-S29                               CUTOFF : 12/01/98
  POOL       : 0004343
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ----------------------------------------------------------

      1736039                              .2500
      447,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1737394                              .2500
      639,953.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1741807                              .2500
      229,157.50                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1749801                              .2500
       41,590.75                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1750196                              .2500
      257,703.26                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1779760                              .2500
      450,868.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1784434                              .2500
      348,720.43                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1784778                              .2500
      326,976.37                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1787930                              .2500
      254,212.83                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1794294                              .2500
       65,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1796354                              .2500
      376,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1797130                              .2500
      114,644.99                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1798892                              .2500
      101,368.36                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1802647                              .2500
      264,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      1804100                              .2500
      117,651.37                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      1805874                              .2500
      336,211.78                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1809193                              .2500
      350,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1809378                              .2500
      524,820.79                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1809664                              .2500
      343,767.04                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1810152                              .2500
      316,704.88                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1810312                              .2500
      697,743.13                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1810464                              .2500
      147,149.19                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1811095                              .2500
      252,988.75                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1811404                              .2500
      312,400.44                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1812448                              .2500
      361,487.59                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1812451                              .2500
      363,010.85                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1812457                              .2500
      604,453.37                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1812458                              .2500
      298,101.50                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1812459                              .2500
      265,393.21                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1812460                              .2500
      238,513.76                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      1812464                              .2500
      242,642.34                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1812466                              .2500
      186,285.96                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1812468                              .2500
      391,055.72                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1812470                              .2500
      372,677.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1812471                              .2500
      282,227.85                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1812476                              .2500
      218,279.07                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1812479                              .2500
      637,571.86                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1812490                              .2500
      291,586.26                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      1812498                              .2500
      284,722.30                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1812499                              .2500
      261,459.50                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1812501                              .2500
      316,009.26                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1812508                              .2500
      363,433.08                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1812512                              .2500
      384,306.15                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1812518                              .2500
      366,515.28                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1812519                              .2500
      495,188.45                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1812523                              .2500
      294,840.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      1812524                              .2500
      294,907.80                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1812531                              .2500
      233,244.13                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1812543                              .2500
      414,247.58                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1812558                              .2500
      362,218.39                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1812566                              .2500
      435,811.11                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1812569                              .2500
      706,813.75                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1812573                              .2500
      339,759.61                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1812577                              .2500
      253,763.11                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1812578                              .2500
      423,969.03                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1812586                              .2500
      292,191.19                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1812588                              .2500
      331,662.16                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1812591                              .2500
      277,539.84                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1812593                              .2500
      256,725.34                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1812594                              .2500
      451,126.95                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1812595                              .2500
      264,467.15                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      1812596                              .2500
      294,126.81                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      1812597                              .2500
      342,309.83                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1812598                              .2500
      247,744.53                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1814557                              .2500
      329,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1817161                              .2500
      247,619.95                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1818530                              .2500
      130,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1818930                              .2500
      365,642.76                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1819772                              .2500
       61,830.22                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1823802                              .2500
      475,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1823826                              .2500
      226,299.26                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1824705                              .2500
      304,989.07                           .0800
            6.6000                         .0000
            6.3500                         .0000
            6.2700                         .0000
            6.2500                         .0200

      1824706                              .2500
      282,233.64                           .0800
            7.2000                         .0000
            6.9500                         .0000
            6.8700                         .0000
            6.2500                         .6200

      1824707                              .2500
      516,793.82                           .0800
            7.3000                         .0000
            7.0500                         .0000
            6.9700                         .0000
            6.2500                         .7200

      1824708                              .2500
      386,615.06                           .0800
            6.9000                         .0000
            6.6500                         .0000
            6.5700                         .0000
            6.2500                         .3200

      1824709                              .2500
      359,689.26                           .0800
            6.9000                         .0000
            6.6500                         .0000
            6.5700                         .0000
            6.2500                         .3200

      1824711                              .2500
      254,315.31                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1824712                              .2500
      423,315.20                           .0800
            7.1000                         .0000
            6.8500                         .0000
            6.7700                         .0000
            6.2500                         .5200
1



      1824713                              .2500
      392,467.71                           .0800
            6.8500                         .0000
            6.6000                         .0000
            6.5200                         .0000
            6.2500                         .2700

      1824714                              .2500
      580,223.65                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1824715                              .2500
      281,224.52                           .0800
            7.1000                         .0000
            6.8500                         .0000
            6.7700                         .0000
            6.2500                         .5200

      1824716                              .2500
      410,939.37                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1824717                              .2500
      307,627.22                           .0800
            7.1500                         .0000
            6.9000                         .0000
            6.8200                         .0000
            6.2500                         .5700

      1824718                              .2500
      447,189.03                           .0800
            7.1500                         .0000
            6.9000                         .0000
            6.8200                         .0000
            6.2500                         .5700

      1824719                              .2500
      298,101.50                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1824720                              .2500
      244,409.28                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1824721                              .2500
      317,684.75                           .0800
            7.1000                         .0000
            6.8500                         .0000
            6.7700                         .0000
            6.2500                         .5200

      1825398                              .2500
      305,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1825404                              .2500
      525,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1826192                              .2500
      630,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1826304                              .2500
      468,500.99                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1826865                              .2500
      448,564.79                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1827443                              .2500
      127,215.93                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1828182                              .2500
      300,000.00                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      1828289                              .2500
      376,034.46                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1828526                              .2500
      298,121.94                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1828540                              .2500
      317,930.78                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1828589                              .2500
      743,233.58                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1828630                              .5000
      291,068.70                           .0800
            6.8750                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1828641                              .2500
      249,800.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1828954                              .2500
      317,971.51                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1829033                              .2500
      260,389.33                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      1829055                              .2500
      105,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1829077                              .2500
      216,300.37                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1829167                              .2500
      508,319.85                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1829592                              .2500
      368,807.08                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1829599                              .2500
      311,613.76                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1829606                              .2500
      263,139.59                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1829610                              .2500
      135,570.92                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1829674                              .2500
      107,154.85                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      1829697                              .2500
      107,301.64                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1829702                              .2500
      474,904.18                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1829855                              .2500
      124,592.61                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1830030                              .5000
      309,997.31                           .0300
            6.7500                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1830102                              .2500
      419,646.97                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1830104                              .2500
      278,228.07                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1830107                              .2500
      283,176.83                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1830109                              .2500
      301,513.44                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      1830110                              .2500
      386,549.70                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1830112                              .2500
      344,908.38                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1830113                              .2500
      301,082.52                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1830114                              .2500
      428,613.63                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1830115                              .2500
      245,215.41                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1830116                              .2500
      477,671.15                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1830117                              .2500
      282,183.23                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1830118                              .2500
      336,763.13                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      1830119                              .2500
      286,117.19                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1830120                              .2500
      289,307.51                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1830122                              .2500
      468,580.20                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1830124                              .2500
      353,879.98                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1830126                              .2500
      238,448.07                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1830127                              .2500
      478,469.09                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1830128                              .2500
      397,226.77                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      1830129                              .2500
      323,974.63                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      1830130                              .2500
      229,871.50                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1830131                              .2500
      156,976.46                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1830132                              .2500
      442,183.89                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1830133                              .2500
       84,014.94                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1830134                              .2500
      263,185.04                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1830136                              .2500
      384,782.19                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1830137                              .2500
      332,856.98                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1830138                              .2500
      288,011.46                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1830139                              .2500
      283,592.62                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1830140                              .2500
      280,820.86                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1830141                              .2500
      311,026.30                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1830142                              .2500
      318,004.45                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1830143                              .2500
      244,010.10                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1830144                              .2500
      368,933.83                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1830145                              .2500
      398,738.01                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1830146                              .2500
      298,772.76                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1830148                              .2500
      318,968.28                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1830149                              .2500
      291,185.57                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1830150                              .2500
      314,027.61                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1830152                              .2500
      268,740.14                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1830156                              .2500
      135,934.28                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1830159                              .2500
      397,291.67                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1830161                              .2500
      368,857.82                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1830162                              .2500
      238,529.86                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950
1



      1830163                              .2500
      422,310.45                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1830164                              .2500
      278,247.15                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1830166                              .2500
      248,362.82                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1830169                              .2500
      720,908.02                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1830170                              .2500
      267,316.01                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1830171                              .2500
      308,121.67                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1830173                              .2500
      276,428.25                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1830174                              .2500
      126,675.55                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1830176                              .2500
      140,564.74                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1830177                              .2500
       89,418.03                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1830180                              .2500
      223,361.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1830181                              .2500
      282,193.50                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1830182                              .2500
      297,128.20                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1830184                              .2500
      197,740.66                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1830185                              .2500
      277,093.96                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1830186                              .2500
       92,364.76                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      1830188                              .2500
       68,034.66                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1830189                              .2500
      285,222.73                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1830191                              .2500
      249,228.26                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1830195                              .2500
      317,716.18                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1830303                              .2500
      373,777.83                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1830676                              .2500
       83,720.28                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1830727                              .2500
      358,826.72                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1830732                              .2500
      588,077.12                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      1830735                              .2500
      373,803.98                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1830738                              .2500
      439,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1830741                              .2500
      647,881.58                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1830777                              .2500
      180,939.71                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1830782                              .2500
      134,564.75                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1830862                              .2500
      267,684.17                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1830962                              .2500
      264,145.62                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1830968                              .2500
      355,861.39                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1830976                              .2500
      326,965.17                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1830983                              .2500
      416,681.22                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1830990                              .2500
      338,903.80                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1830998                              .2500
      311,990.86                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1831006                              .2500
      299,053.51                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1831013                              .2500
      570,155.81                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1831024                              .2500
      281,688.72                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1831408                              .2500
       96,986.29                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1831413                              .2500
      388,728.94                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1831526                              .2500
      327,866.10                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1831531                              .2500
      328,839.31                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1831539                              .2500
      254,397.40                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1831547                              .2500
      530,136.87                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1831556                              .2500
      269,228.37                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1831557                              .2500
      388,251.56                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1831559                              .2500
      300,088.26                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1831560                              .2500
      296,302.01                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1831563                              .2500
      342,706.01                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1831566                              .2500
      237,715.15                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1831567                              .2500
      312,984.94                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1831574                              .2500
      307,929.91                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1831583                              .2500
      568,261.29                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1831585                              .2500
      260,305.81                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1831590                              .2500
      298,039.13                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      1831592                              .2500
      348,871.57                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1831595                              .2500
      280,074.27                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1831598                              .2500
      304,044.30                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1831601                              .2500
      299,043.19                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1831603                              .2500
      358,762.11                           .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      1831604                              .2500
      340,873.31                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1831610                              .2500
      298,101.50                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1831612                              .2500
      243,381.37                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      1831616                              .2500
      356,609.45                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1831620                              .2500
      269,877.73                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1831621                              .2500
      251,778.99                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1831626                              .2500
      600,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1831628                              .2500
      299,550.39                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1831629                              .2500
      420,294.05                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1831630                              .2500
      393,220.49                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1831636                              .2500
      269,546.99                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450
1



      1831646                              .2500
      365,696.26                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1831647                              .2500
      312,488.12                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1831657                              .2500
      263,304.78                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1831660                              .2500
      274,734.58                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1831661                              .2500
      309,370.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1831666                              .2500
      248,400.73                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1831671                              .2500
      243,432.74                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1831672                              .2500
      264,402.94                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1831681                              .2500
      304,554.30                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1831683                              .2500
      302,222.24                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1831688                              .2500
      558,365.93                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1831690                              .2500
      266,719.76                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1831694                              .2500
      316,920.61                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1831704                              .2500
      397,468.66                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1831709                              .2500
      243,960.84                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1831713                              .2500
      249,111.05                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      1831716                              .2500
      290,111.82                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1831721                              .2500
      263,286.43                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1831725                              .2500
      268,272.80                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1831842                              .2500
      324,749.40                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1831861                              .2500
      478,452.43                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1831881                              .2500
      289,673.17                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1831928                              .2500
      414,701.74                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1831952                              .2500
      342,793.02                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1832015                              .2500
      174,488.65                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      1832131                              .2500
      176,250.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1832169                              .2500
      328,789.68                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1832172                              .2500
      266,271.30                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1832175                              .2500
      289,158.44                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1832178                              .2500
      234,805.17                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1832179                              .2500
      265,254.82                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1832180                              .2500
      297,846.81                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000
1



      1832183                              .2500
      276,122.26                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1832186                              .2500
      526,297.67                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1832188                              .2500
      253,297.19                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1832193                              .2500
      301,537.45                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1832194                              .2500
      269,755.51                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1832197                              .2500
      891,523.65                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1832198                              .2500
      524,071.32                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1832199                              .2500
      377,462.46                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000
1



      1832200                              .2500
      382,226.16                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1832202                              .2500
      290,152.13                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1832206                              .2500
      276,725.97                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1832211                              .2500
      327,934.14                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1832213                              .2500
      355,163.31                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1832214                              .2500
      303,921.49                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1832215                              .2500
      246,396.34                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1832216                              .2500
      488,953.24                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      1832270                              .2500
      328,514.16                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1832363                              .2500
       47,353.37                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1832449                              .2500
      213,324.84                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1832536                              .2500
      386,247.02                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1832545                              .2500
      496,731.90                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1832550                              .2500
      309,011.29                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1832553                              .2500
      240,093.20                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1832559                              .2500
      415,773.17                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1832566                              .2500
      261,777.72                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1832569                              .2500
      248,599.47                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1832581                              .2500
      267,258.43                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1832587                              .2500
      240,484.81                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1832604                              .2500
      267,875.36                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1832610                              .2500
      262,292.87                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1832611                              .2500
      289,054.85                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1832615                              .2500
      306,824.59                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1832625                              .2500
      406,326.70                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1832630                              .2500
      286,268.40                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1832653                              .2500
      268,309.77                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1832660                              .2500
      606,097.82                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1832671                              .2500
      307,737.21                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1832678                              .2500
      357,697.06                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1832682                              .2500
      268,141.65                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1832702                              .2500
      283,037.85                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      1832899                              .2500
      277,419.33                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1832921                              .2500
      326,942.50                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1832945                              .2500
      259,162.14                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1832960                              .2500
      132,090.98                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1832966                              .2500
      366,826.31                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1832972                              .2500
       69,783.92                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1832975                              .2500
      272,129.30                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1833003                              .2500
       89,725.18                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950
1



      1833093                              .2500
      326,317.22                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1833100                              .2500
      503,371.83                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1833131                              .2500
      487,487.04                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1833132                              .2500
      295,066.13                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1833135                              .2500
      279,106.97                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1833229                              .2500
      311,004.91                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1833282                              .2500
      255,989.81                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1833287                              .2500
      371,823.20                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      1833294                              .2500
      383,785.34                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1833299                              .2500
      299,043.18                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1833300                              .2500
      233,735.74                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1833303                              .2500
      408,706.47                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1833307                              .2500
      507,376.61                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1833309                              .2500
      336,400.05                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1833323                              .2500
      498,387.95                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1833327                              .2500
      252,210.44                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1833589                              .2500
      466,507.37                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1833595                              .2500
      275,200.16                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1833598                              .2500
      384,768.90                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1833601                              .2500
      256,180.33                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1833607                              .2500
      337,907.03                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1833610                              .2500
      287,888.85                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1833706                              .2500
      279,077.56                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1833709                              .2500
      310,407.81                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1833881                              .2500
      315,035.12                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1833909                              .2500
       79,747.61                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1833974                              .2500
      347,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1833994                              .2500
      321,333.87                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1834042                              .2500
      150,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1834092                              .2500
      142,548.84                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1834093                              .2500
      331,937.94                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1834120                              .2500
      128,348.19                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1834140                              .2500
      460,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1834352                              .2500
      344,978.52                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1834392                              .2500
      268,000.00                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1834848                              .2500
      307,006.98                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1835140                              .2500
      124,592.61                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1835246                              .2500
      287,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1835292                              .2500
      363,848.44                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1835335                              .2500
      178,150.00                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      1835357                              .2500
      299,032.77                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1835393                              .2500
       71,762.80                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1835442                              .2500
      228,797.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1836454                              .2500
      101,073.08                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1836587                              .2500
      233,867.49                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1836593                              .2500
      255,939.99                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1836596                              .2500
      274,103.75                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1836599                              .2500
      422,647.70                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1836608                              .2500
      385,226.71                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1836611                              .2500
      278,289.26                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1836613                              .2500
      398,738.02                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1836614                              .2500
      297,993.59                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1836617                              .2500
      280,084.19                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1836627                              .2500
      352,687.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1836628                              .2500
      329,806.58                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1836631                              .2500
      398,710.36                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1836633                              .2500
      316,498.30                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1836634                              .2500
      309,719.76                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1836636                              .2500
      247,412.09                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1836637                              .2500
      356,845.77                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1836638                              .2500
      351,898.36                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1836641                              .2500
      240,023.63                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1836642                              .2500
      321,349.26                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1836643                              .2500
      537,243.34                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      1836645                              .2500
      266,129.82                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1836647                              .2500
      251,187.53                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1836649                              .2500
      369,179.74                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1836652                              .2500
      266,178.34                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1836653                              .2500
      448,580.27                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1836657                              .2500
      318,990.41                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1836660                              .2500
      259,134.19                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1836678                              .2500
      426,605.11                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      1836953                              .2500
      430,607.19                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1836966                              .2500
      258,146.75                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1837608                              .2500
      348,883.72                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1837654                              .2500
      284,091.03                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1837679                              .2500
      470,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1837683                              .2500
      436,572.51                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1837692                              .2500
      266,166.74                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1837707                              .2500
      299,043.18                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1837717                              .2500
      211,657.59                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1837722                              .2500
      261,164.38                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1837727                              .2500
      274,122.92                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1837746                              .2500
      303,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1837786                              .2500
       89,728.19                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1837808                              .2500
      325,623.72                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1837892                              .2500
      336,400.05                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1838429                              .2500
      427,073.10                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000
1



      1838548                              .2500
      356,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1838667                              .2500
      129,585.38                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1838692                              .2500
      433,642.44                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1838831                              .2500
      267,833.68                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1838869                              .2500
      376,059.79                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1838889                              .2500
      279,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1838914                              .2500
      580,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1838934                              .2500
      594,449.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      1839042                              .2500
      350,889.45                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1839044                              .2500
      119,596.09                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1839046                              .2500
      105,650.80                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1839047                              .2500
      131,574.42                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1839101                              .2500
      277,113.35                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1839106                              .2500
      433,612.62                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1839111                              .2500
      350,458.14                           .0800
            7.6000                         .0000
            7.3500                         .0000
            7.2700                         .0000
            6.2500                        1.0200

      1839112                              .2500
      348,890.95                           .0800
            6.9500                         .0000
            6.7000                         .0000
            6.6200                         .0000
            6.2500                         .3700
1



      1839113                              .2500
      278,134.96                           .0800
            7.2000                         .0000
            6.9500                         .0000
            6.8700                         .0000
            6.2500                         .6200

      1839114                              .2500
      249,214.68                           .0800
            7.0500                         .0000
            6.8000                         .0000
            6.7200                         .0000
            6.2500                         .4700

      1839115                              .2500
      264,879.79                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1839117                              .2500
      304,020.89                           .0800
            6.8000                         .0000
            6.5500                         .0000
            6.4700                         .0000
            6.2500                         .2200

      1839118                              .2500
      249,214.68                           .0800
            7.0500                         .0000
            6.8000                         .0000
            6.7200                         .0000
            6.2500                         .4700

      1839119                              .2500
      778,369.72                           .0800
            7.3500                         .0000
            7.1000                         .0000
            7.0200                         .0000
            6.2500                         .7700

      1839120                              .2500
      332,955.37                           .0800
            7.1000                         .0000
            6.8500                         .0000
            6.7700                         .0000
            6.2500                         .5200

      1839121                              .2500
      323,970.17                           .0800
            6.9500                         .0000
            6.7000                         .0000
            6.6200                         .0000
            6.2500                         .3700
1



      1839122                              .2500
      323,974.63                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1839123                              .2500
      279,806.68                           .0800
            6.9000                         .0000
            6.6500                         .0000
            6.5700                         .0000
            6.2500                         .3200

      1839124                              .2500
      260,942.19                           .0800
            7.0500                         .0000
            6.8000                         .0000
            6.7200                         .0000
            6.2500                         .4700

      1839125                              .2500
      354,847.25                           .0800
            6.7000                         .0000
            6.4500                         .0000
            6.3700                         .0000
            6.2500                         .1200

      1839126                              .2500
      285,113.26                           .0800
            7.2000                         .0000
            6.9500                         .0000
            6.8700                         .0000
            6.2500                         .6200

      1839127                              .2500
      313,966.72                           .0500
            6.5500                         .0000
            6.3000                         .0000
            6.2500                         .0000
            6.2500                         .0000

      1839128                              .2500
      546,286.06                           .0800
            7.1000                         .0000
            6.8500                         .0000
            6.7700                         .0000
            6.2500                         .5200

      1839129                              .2500
      294,061.17                           .0800
            6.9000                         .0000
            6.6500                         .0000
            6.5700                         .0000
            6.2500                         .3200
1



      1839130                              .2500
      429,580.10                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1839131                              .2500
      269,098.96                           .0300
            6.3500                         .0000
            6.1000                         .0000
            6.0700                         .0000
            6.0700                         .0000

      1839132                              .2500
      647,849.40                           .0300
            6.4500                         .0000
            6.2000                         .0000
            6.1700                         .0000
            6.1700                         .0000

      1839133                              .2500
      301,026.32                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1839134                              .2500
      480,356.69                           .0300
            6.1000                         .0000
            5.8500                         .0000
            5.8200                         .0000
            5.8200                         .0000

      1839135                              .2500
      278,598.86                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1839136                              .2500
      389,257.25                           .0800
            6.9000                         .0000
            6.6500                         .0000
            6.5700                         .0000
            6.2500                         .3200

      1839237                              .2500
      326,953.88                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1839361                              .2500
      398,682.24                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1839362                              .2500
      264,298.40                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1839472                              .2500
      132,820.39                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1839728                              .2500
      165,869.28                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1839732                              .2500
      364,147.50                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1839740                              .2500
      331,949.40                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1839755                              .2500
      490,464.56                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1839791                              .2500
      361,816.94                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      1839800                              .2500
      544,220.52                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1839804                              .2500
      426,589.99                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1839813                              .2500
      370,613.90                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1839816                              .2500
      323,952.17                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1839820                              .2500
      278,000.00                           .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      1839823                              .2500
      351,375.74                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1839828                              .2500
      244,201.52                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1839837                              .2500
      342,866.72                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      1839859                              .2500
      244,871.75                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1839863                              .2500
      248,383.41                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1839872                              .2500
      397,495.95                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1839908                              .2500
      125,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1839920                              .2500
      467,222.29                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1839935                              .2500
      368,807.08                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1839940                              .2500
      304,815.21                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1839952                              .2500
      322,157.97                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1839961                              .2500
      175,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1839962                              .2500
      300,301.01                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1839980                              .2500
      560,000.00                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1839987                              .2500
      247,217.57                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1840055                              .2500
      647,949.29                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1840057                              .2500
      400,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1840060                              .2500
      305,988.62                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1840061                              .2500
      378,788.03                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1840067                              .2500
      298,025.52                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1840068                              .2500
      224,297.81                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1840069                              .2500
      478,469.09                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840072                              .2500
      500,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840077                              .2500
      273,000.00                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1840079                              .2500
      280,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1840082                              .2500
      378,748.12                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1840084                              .2500
      259,695.84                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      1840087                              .2500
      259,143.45                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1840088                              .2500
      550,200.97                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1840089                              .2500
      357,746.35                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1840091                              .2500
      293,092.45                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1840092                              .2500
      237,951.31                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1840094                              .2500
      396,688.82                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1840096                              .2500
      449,561.59                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840099                              .2500
      311,190.94                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1840100                              .2500
      415,297.08                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1840101                              .2500
      775,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840107                              .2500
      333,931.56                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840109                              .2500
      466,460.81                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1840110                              .2500
      315,787.65                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840111                              .2500
      113,099.65                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1840113                              .2500
      269,138.86                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840117                              .2500
      326,953.89                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1840118                              .2500
      330,917.98                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1840120                              .2500
      438,581.40                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1840124                              .2500
      607,290.15                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840125                              .2500
      645,841.94                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840128                              .2500
       47,919.42                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      1840129                              .2500
      154,050.54                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1840130                              .2500
      112,654.96                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1840131                              .2500
      647,588.54                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      1840132                              .2500
      172,395.11                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1840135                              .2500
      722,298.99                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1840136                              .2500
      159,495.20                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1840141                              .2500
      391,248.17                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840144                              .2500
      268,440.08                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1840145                              .2500
      352,870.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840147                              .2500
      245,899.58                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1840151                              .2500
      267,135.94                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1840155                              .2500
      584,110.68                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1840156                              .2500
      250,348.99                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840159                              .2500
      546,064.50                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1840161                              .2500
       89,700.00                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1840162                              .2500
      576,754.63                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840163                              .2500
      531,599.10                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840165                              .2500
      322,816.68                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840166                              .2500
      425,699.98                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      1840167                              .2500
      301,005.09                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1840168                              .2500
      276,348.19                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1840170                              .2500
      288,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1840172                              .2500
      279,097.25                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1840173                              .2500
      391,746.57                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840174                              .2500
      447,121.33                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840178                              .2500
      347,625.59                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1840179                              .2500
      228,496.66                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      1840180                              .2500
      265,829.81                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1840181                              .2500
       39,873.79                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1840183                              .2500
      358,851.82                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840185                              .2500
      993,393.33                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1840191                              .2500
      375,607.88                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1840192                              .2500
      184,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840193                              .2500
      242,224.98                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840194                              .2500
      288,058.11                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      1840197                              .2500
      355,088.94                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1840201                              .2500
       70,771.09                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1840203                              .2500
       81,492.08                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1840204                              .2500
      497,442.71                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1840205                              .2500
       87,286.29                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1840206                              .2500
      388,496.62                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1840207                              .2500
       40,471.90                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1840208                              .2500
      623,000.00                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      1840209                              .2500
      265,650.02                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840213                              .2500
       63,812.99                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950

      1840222                              .2500
      338,915.61                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840223                              .2500
      301,555.95                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1840227                              .2500
      288,591.97                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840235                              .2500
      295,596.88                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840236                              .2500
      362,963.20                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1840238                              .2500
      498,387.95                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1840239                              .2500
      314,731.99                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1840240                              .2500
      468,533.22                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1840242                              .2500
      299,043.19                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840243                              .2500
      360,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1840247                              .2500
      279,087.45                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1840596                              .2500
      269,120.04                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1840601                              .2500
      600,000.00                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1840618                              .2500
      418,645.88                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1840624                              .2500
      269,138.87                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840643                              .2500
      582,286.92                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840650                              .2500
      338,903.81                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1840675                              .2500
      282,200.00                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1840678                              .2500
      328,936.05                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1840690                              .2500
      400,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1840750                              .2500
       64,619.27                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1840754                              .2500
      179,413.36                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      1840788                              .2500
      378,788.03                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1840891                              .2500
       67,790.08                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1840907                              .2500
      236,000.00                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1840953                              .2500
      167,657.71                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1841198                              .2500
      359,900.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1841208                              .2500
      287,800.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1841268                              .2500
      133,577.24                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1841300                              .2500
       74,771.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950
1



      1841328                              .2500
       90,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1841350                              .2500
      233,253.69                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1841577                              .2500
      259,170.76                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1841717                              .2500
      239,234.54                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1841770                              .2500
      263,158.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1841776                              .2500
      335,379.41                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1841893                              .2500
      347,785.10                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1841895                              .2500
      318,968.28                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1841896                              .2500
      254,195.49                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1841898                              .2500
      290,061.79                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1841899                              .2500
       99,701.29                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      1841900                              .2500
      181,450.33                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1841901                              .2500
      333,134.11                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1842204                              .2500
      239,234.55                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1842231                              .2500
      276,126.07                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1842243                              .2500
      273,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1842245                              .2500
      314,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1842310                              .2500
      299,043.18                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1842311                              .2500
      340,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1842374                              .2500
      150,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1842388                              .2500
      270,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1842407                              .2500
      427,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1842426                              .2500
      278,208.82                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1842433                              .2500
      313,297.58                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1842438                              .2500
      269,148.16                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1842444                              .2500
      323,974.63                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1842447                              .2500
      288,576.67                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1842456                              .2500
      318,968.29                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1842511                              .2500
      242,250.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1842523                              .2500
      650,000.00                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1842540                              .2500
      275,119.73                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1842547                              .2500
      287,250.55                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      1842556                              .2500
      174,429.66                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1842560                              .2500
      316,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1842567                              .2500
       89,719.13                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1842618                              .2500
      175,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1842669                              .2500
      330,780.74                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1842670                              .2500
      298,136.36                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      1842672                              .2500
      408,470.19                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1842673                              .2500
      363,658.69                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1842674                              .2500
      645,974.82                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1842677                              .2500
      548,506.76                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1842679                              .2500
      327,888.99                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1842680                              .2500
      262,338.66                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1842681                              .2500
      302,987.68                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1842682                              .2500
      453,051.35                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1842683                              .2500
      321,937.45                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1842757                              .2500
      355,849.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1842793                              .2500
      368,807.08                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1842814                              .2500
      245,100.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1842816                              .2500
      302,500.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1842961                              .2500
      373,790.97                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1842964                              .2500
      335,837.80                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1842967                              .2500
      249,211.26                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1842970                              .2500
      283,074.41                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1843098                              .2500
      232,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1843160                              .2500
      254,900.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1843163                              .2500
      275,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1843189                              .2500
      100,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1843193                              .2500
      362,500.00                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1843197                              .2500
      498,422.53                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1843216                              .2500
      408,692.36                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1843222                              .2500
      259,179.72                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1843223                              .2500
      294,505.38                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000
1



      1843232                              .2500
      265,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1843241                              .2500
      490,098.87                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1843280                              .2500
      268,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1843295                              .2500
      356,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1843326                              .2500
      450,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1843529                              .2500
      263,148.84                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1843559                              .2500
      312,400.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1843601                              .2500
      365,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1843633                              .2500
      550,000.00                           .0800
            6.6500                         .0000
            6.4000                         .0000
            6.3200                         .0000
            6.2500                         .0700

      1843804                              .2500
      463,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1843922                              .2500
      239,226.21                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1843949                              .2500
      305,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1844195                              .2500
      248,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1844217                              .2500
      320,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1844229                              .2500
      193,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1844230                              .2500
      403,000.00                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000
1



      1844236                              .2500
       75,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1844240                              .2500
      301,414.45                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1844253                              .2500
      300,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1844288                              .2500
      647,926.91                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1844289                              .2500
      355,051.58                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1844316                              .2500
      600,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1844465                              .2500
       28,200.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1844501                              .2500
      332,000.00                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      1844512                              .2500
      380,781.65                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1844514                              .2500
      295,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1844606                              .2500
      316,963.59                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1844614                              .2500
      345,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1844621                              .2500
      418,631.17                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1844628                              .2500
      252,184.30                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1844636                              .2500
      324,461.85                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1844640                              .2500
      309,011.29                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1845170                              .2500
      298,000.00                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1845193                              .2500
      280,084.19                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1845237                              .2500
      486,000.00                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1845241                              .2500
      320,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1845346                              .2500
      370,598.42                           .0800
            6.8000                         .0000
            6.5500                         .0000
            6.4700                         .0000
            6.2500                         .2200

      1845362                              .2500
      336,777.05                           .0800
            7.0500                         .0000
            6.8000                         .0000
            6.7200                         .0000
            6.2500                         .4700

      1845845                              .2500
       38,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1845861                              .2500
      385,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1845876                              .2500
      393,670.47                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1845978                              .2500
      390,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1846233                              .2500
      323,963.45                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1846385                              .2500
      244,800.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1846393                              .2500
      128,475.35                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1846415                              .2500
      282,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1846435                              .2500
      358,864.22                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1846607                              .2500
      241,485.70                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      1846671                              .2500
      325,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1846802                              .2500
      650,000.00                           .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      1846902                              .2500
      248,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1846918                              .2500
      253,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1846989                              .2500
      318,000.00                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1846993                              .2500
      350,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1847025                              .2500
      339,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847040                              .2500
      343,062.32                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      1847043                              .2500
      897,066.80                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1847044                              .2500
      390,756.79                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1847045                              .2500
      257,555.49                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1847046                              .2500
      573,268.93                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1847047                              .2500
      431,619.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1847048                              .2500
      358,392.26                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847051                              .2500
      296,527.91                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1847053                              .2500
      726,674.94                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1847054                              .2500
      496,801.47                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1847055                              .2500
      213,302.55                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1847057                              .2500
      274,122.92                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1847059                              .2500
      366,035.48                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1847060                              .2500
      180,422.72                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1847061                              .2500
      463,384.84                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1847063                              .2500
      316,963.59                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1847065                              .2500
      300,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.2500                        1.2950
1



      1847066                              .2500
      475,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1847068                              .2500
      249,718.23                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847069                              .2500
      495,431.99                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1847071                              .2500
      270,344.37                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1847072                              .2500
      499,775.55                           .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      1847074                              .2500
      572,109.01                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1847076                              .2500
      430,481.08                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1847078                              .2500
      650,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      1847080                              .2500
      279,794.99                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1847081                              .2500
      250,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1847085                              .2500
      234,255.96                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847086                              .2500
      448,952.09                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1847088                              .2500
      442,894.25                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847089                              .2500
      307,319.41                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847090                              .2500
      279,108.92                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1847091                              .2500
      293,006.10                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      1847092                              .2500
      518,329.10                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1847094                              .2500
      263,813.15                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1847096                              .2500
      429,328.21                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847097                              .2500
      265,913.74                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1847098                              .2500
      269,828.92                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1847099                              .2500
      401,881.55                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1847101                              .2500
      400,007.70                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1847106                              .2500
      338,166.47                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      1847107                              .2500
      292,872.17                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1847108                              .2500
      256,760.93                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1847109                              .2500
      357,354.15                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1847110                              .2500
      263,120.88                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1847111                              .2500
      273,703.26                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1847113                              .2500
      294,089.34                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847114                              .2500
      409,789.75                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847116                              .2500
      305,157.03                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      1847117                              .2500
      262,488.65                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847123                              .2500
      260,725.35                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1847124                              .2500
      289,269.90                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1847125                              .2500
      280,499.71                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847127                              .2500
      391,223.29                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847128                              .2500
      353,231.39                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1847130                              .2500
      274,498.59                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847131                              .2500
      343,557.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200
1



      1847132                              .2500
      321,324.65                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1847133                              .2500
      279,473.72                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1847134                              .2500
      253,763.11                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847135                              .2500
      249,657.54                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1847136                              .2500
      333,531.69                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1847138                              .2500
       69,164.68                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.2500                        1.1700

      1847139                              .2500
      305,400.19                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847140                              .2500
      330,806.81                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950
1



      1847142                              .2500
      531,381.64                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1847143                              .2500
      267,016.16                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847144                              .2500
      339,610.25                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1847145                              .2500
      390,846.12                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1847146                              .2500
      246,729.46                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      1847147                              .2500
      228,414.21                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1847148                              .2500
      282,906.17                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1847149                              .2500
      918,764.66                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1847152                              .2500
      205,324.49                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1847158                              .2500
      274,547.16                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1847160                              .2500
      291,496.78                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1847162                              .2500
      289,197.77                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847163                              .2500
      533,034.83                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1847165                              .2500
      370,174.64                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1847169                              .2500
      240,352.97                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1847172                              .2500
      352,202.32                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1847173                              .2500
      566,274.35                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1847174                              .2500
      350,858.36                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1847178                              .2500
      263,319.61                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1847179                              .2500
      379,163.54                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847180                              .2500
      283,096.77                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847182                              .2500
      297,143.96                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1847183                              .2500
      321,971.94                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1847184                              .2500
      309,987.97                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1847185                              .2500
      521,487.60                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1847186                              .2500
      359,581.21                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847187                              .2500
      232,026.04                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1847188                              .2500
      394,291.26                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1847191                              .2500
      262,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847192                              .2500
      326,790.14                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1847193                              .2500
      400,011.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847194                              .2500
      275,228.02                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1847196                              .2500
      250,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847198                              .2500
      296,031.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847199                              .2500
      335,151.18                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1847200                              .2500
      514,059.03                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1847202                              .2500
      246,817.29                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1847204                              .2500
      245,218.86                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1847205                              .2500
      252,357.53                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1847206                              .2500
      257,551.26                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      1847207                              .2500
      308,016.92                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1847208                              .2500
      299,011.67                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1847209                              .2500
      990,882.86                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1847210                              .2500
      316,887.40                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1847211                              .2500
      311,053.04                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1847212                              .2500
      237,528.20                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1847214                              .2500
      121,623.38                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1847215                              .2500
      346,595.60                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1847216                              .2500
      297,113.07                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1847218                              .2500
      254,525.41                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1847219                              .2500
       49,534.12                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1847220                              .2500
      114,991.25                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1847221                              .2500
      437,245.53                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847222                              .2500
      342,840.24                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847227                              .2500
      536,808.50                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1847230                              .2500
      339,740.52                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      1847233                              .2500
      894,117.41                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1847371                              .2500
      275,250.00                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1847396                              .2500
      266,000.00                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1847632                              .2500
       82,800.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      1848185                              .2500
      378,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1848204                              .2500
      963,142.79                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1848205                              .2500
      254,952.71                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1848207                              .2500
      358,912.75                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200
1



      1848210                              .2500
      149,521.59                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1848212                              .2500
      249,776.42                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1848213                              .2500
      218,592.66                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1848214                              .2500
      249,202.65                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1848216                              .2500
      135,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1848217                              .2500
      133,463.60                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1848221                              .2500
      488,000.00                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1848223                              .2500
      250,300.07                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      1848225                              .2500
      134,583.27                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1848228                              .2500
      458,532.89                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1848230                              .2500
      303,995.20                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1848234                              .2500
      338,879.90                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1848236                              .2500
      264,844.72                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1848244                              .2500
      259,188.59                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1848247                              .2500
      442,477.65                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1848248                              .2500
      448,564.78                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1848251                              .2500
      289,366.68                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1848258                              .2500
      414,629.52                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1848259                              .2500
      398,738.01                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1848260                              .2500
      318,968.28                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1848261                              .2500
      415,142.58                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1848263                              .2500
      422,637.19                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1848267                              .2500
       68,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      1848277                              .2500
      118,472.30                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      1848279                              .2500
       99,670.56                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1848280                              .2500
      156,218.22                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      1848282                              .2500
      179,432.10                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1848291                              .2500
       65,794.03                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      1848296                              .2500
      294,085.95                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1848301                              .2500
      322,966.64                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1848302                              .2500
      313,200.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1848307                              .2500
      447,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1848313                              .2500
      167,758.62                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1848387                              .2500
      100,500.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      1848406                              .2500
      270,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1848473                              .2500
      647,949.28                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1848528                              .2500
      270,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1848555                              .2500
      285,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1848567                              .2500
      293,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1848895                              .2500
      315,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      1848896                              .2500
      195,800.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1848900                              .2500
      240,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1849132                              .2500
       75,887.11                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1849466                              .2500
      385,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1849606                              .2500
      205,000.00                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      1849753                              .2500
       84,700.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1849838                              .2500
       78,750.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1849894                              .2500
      409,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      1851525                              .2500
      275,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      1851537                              .2500
       88,000.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      1851553                              .2500
      337,500.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1851583                              .2500
      420,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      1851586                              .2500
      376,408.69                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1851589                              .2500
      345,150.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1851593                              .2500
      442,455.38                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      1851716                              .2500
      355,875.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      2691841                              .2500
      139,567.82                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      2696756                              .2500
      337,950.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      2697051                              .2500
      291,068.71                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      2698384                              .2500
      288,184.55                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      2698385                              .2500
      279,344.07                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      2698386                              .2500
      635,949.87                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2698387                              .2500
      377,542.79                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      2698388                              .2500
      438,415.56                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      2698390                              .2500
      347,736.77                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      2698391                              .2500
      342,793.02                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      2698392                              .2500
      193,805.51                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      2698393                              .2500
      306,745.12                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      2698394                              .2500
      374,614.24                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2698395                              .2500
      635,993.50                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      2698396                              .2500
      284,120.22                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      2698397                              .2500
      364,549.29                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      2698398                              .2500
      358,184.61                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2698399                              .2500
      310,994.08                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      2698400                              .2500
      341,326.22                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2698401                              .2500
      496,835.83                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2698402                              .2500
      247,458.05                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      2698403                              .2500
      398,738.01                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2698404                              .2500
      378,774.84                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      2698405                              .2500
      297,171.78                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      2698406                              .2500
      392,663.23                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      2698407                              .2500
      372,781.09                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      2698408                              .2500
      323,963.45                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      2698409                              .2500
      295,586.93                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      2698410                              .2500
      263,124.26                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2698411                              .2500
      256,629.73                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      2698412                              .2500
      524,486.42                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      2698413                              .2500
      251,753.69                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      2698414                              .2500
      403,849.91                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      2698415                              .2500
      498,122.73                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      2698416                              .2500
      443,596.04                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2698417                              .2500
      407,461.04                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      2698418                              .2500
      298,101.50                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2698419                              .2500
      238,497.55                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      2698420                              .2500
      235,496.51                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      2698421                              .2500
      327,540.56                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      2698422                              .2500
      513,656.90                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      2698423                              .2500
      238,448.07                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      2698424                              .2500
      259,179.71                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2698425                              .2500
      236,750.70                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2698426                              .2500
      294,126.81                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2698427                              .2500
      472,536.77                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      2698428                              .2500
      454,529.81                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      2698429                              .2500
      351,874.15                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      2698430                              .2500
      492,823.17                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      2698431                              .2500
      248,434.96                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      2698432                              .2500
      289,185.50                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      2699062                              .2500
      267,163.62                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      2699063                              .2500
      633,395.34                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2699064                              .2500
      388,715.18                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      2699065                              .2500
      350,865.11                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      2699066                              .2500
      544,040.29                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      2699067                              .2500
      336,388.14                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      2699068                              .2500
      535,928.59                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      2699069                              .2500
      318,990.41                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      2699070                              .2500
      276,087.45                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      2699071                              .2500
      317,949.08                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      2699072                              .2500
      408,625.31                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      2699073                              .2500
      373,100.00                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      2699074                              .2500
      268,500.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

  TOTAL NUMBER OF LOANS:      942
  TOTAL BALANCE........:        306,619,397.02


1

  RUN ON     : 12/22/98            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 09.56.28            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI I 1998-S29     FIXED SUMMARY REPORT      CUTOFF : 12/01/98
  POOL       : 0004343
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  -------------------------------------------------------------
  CURR NOTE RATE                        6.8874            6.0000      7.8750
  RFC NET RATE                          6.6369            5.7500      7.6250
  NET MTG RATE(INVSTR RATE)             6.5621            5.7200      7.5450
  POST STRIP RATE                       6.2389            5.7200      6.2500
  SUB SERV FEE                           .2505             .2500       .5000
  MSTR SERV FEE                          .0748             .0300       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .3232             .0000      1.2950







  TOTAL NUMBER OF LOANS:   942
  TOTAL BALANCE........:     306,619,397.02


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                  EXHIBIT G

FORM OF SELLER/SERVICER CONTRACT


            THIS SELLER/SERVICER CONTRACT (AS MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THIS "CONTRACT") IS MADE THIS _________ DAY OF _______, 19____, BY AND BETWEEN RESIDENTIAL FUNDING CORPORATION, ITS SUCCESSORS AND ASSIGNS ("RESIDENTIAL FUNDING") AND _____________________ (THE "SELLER/SERVICER," AND, TOGETHER WITH RESIDENTIAL FUNDING, THE "PARTIES" AND EACH, INDIVIDUALLY, A "PARTY").

            WHEREAS, THE SELLER/SERVICER DESIRES TO SELL LOANS TO, AND/OR SERVICE LOANS FOR, RESIDENTIAL FUNDING, AND RESIDENTIAL FUNDING DESIRES TO PURCHASE LOANS FROM THE SELLER/SERVICER AND/OR HAVE THE SELLER/SERVICER SERVICE VARIOUS OF ITS LOANS, PURSUANT TO THE TERMS OF THIS CONTRACT AND THE RESIDENTIAL FUNDING SELLER AND SERVICER GUIDES INCORPORATED HEREIN BY REFERENCE, AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED, FROM TIME TO TIME (TOGETHER, THE "GUIDES").

            NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES, AND THE TERMS, CONDITIONS AND AGREEMENTS SET FORTH BELOW, THE PARTIES AGREE AS FOLLOWS:

(1)   INCORPORATION OF GUIDES BY REFERENCE.

            THE SELLER/SERVICER ACKNOWLEDGES THAT IT HAS RECEIVED AND READ THE GUIDES. ALL PROVISIONS OF THE GUIDES ARE INCORPORATED BY REFERENCE INTO AND MADE A PART OF THIS CONTRACT, AND SHALL BE BINDING UPON THE PARTIES; PROVIDED, HOWEVER, THAT THE SELLER/SERVICER SHALL BE ENTITLED TO SELL LOANS TO AND/OR SERVICE LOANS FOR RESIDENTIAL FUNDING ONLY IF AND FOR SO LONG AS IT SHALL HAVE BEEN AUTHORIZED TO DO SO BY RESIDENTIAL FUNDING IN WRITING. SPECIFIC REFERENCE IN THIS CONTRACT TO PARTICULAR PROVISIONS OF THE GUIDES AND NOT TO OTHER PROVISIONS DOES NOT MEAN THAT THOSE PROVISIONS OF THE GUIDES NOT SPECIFICALLY CITED IN THIS CONTRACT ARE NOT APPLICABLE. ALL TERMS USED HEREIN SHALL HAVE THE SAME MEANINGS AS SUCH TERMS HAVE IN THE GUIDES, UNLESS THE CONTEXT CLEARLY REQUIRES OTHERWISE.

(2)   AMENDMENTS.

            THIS CONTRACT MAY NOT BE AMENDED OR MODIFIED ORALLY, AND NO PROVISION OF THIS CONTRACT MAY BE WAIVED OR AMENDED EXCEPT IN WRITING SIGNED BY THE PARTY AGAINST WHOM ENFORCEMENT IS SOUGHT. SUCH A WRITTEN WAIVER OR AMENDMENT MUST EXPRESSLY REFERENCE THIS CONTRACT. HOWEVER, BY THEIR TERMS, THE GUIDES MAY BE AMENDED OR SUPPLEMENTED BY RESIDENTIAL FUNDING FROM TIME TO TIME. ANY SUCH AMENDMENT(S) TO THE GUIDES SHALL BE BINDING UPON THE PARTIES HERETO.

(3)   REPRESENTATIONS AND WARRANTIES.

      (A)    RECIPROCAL REPRESENTATIONS AND WARRANTIES.

             THE SELLER/SERVICER AND RESIDENTIAL FUNDING EACH REPRESENTS AND WARRANTS TO THE OTHER THAT AS OF THE DATE OF THIS CONTRACT:

               (I) EACH PARTY IS DULY ORGANIZED, VALIDLY EXISTING, AND IN GOOD STANDING

             UNDER THE LAWS OF ITS JURISDICTION OF ORGANIZATION, IS QUALIFIED, IF NECESSARY, TO DO BUSINESS AND IN GOOD STANDING IN EACH JURISDICTION IN WHICH IT IS REQUIRED TO BE SO QUALIFIED, AND HAS THE REQUISITE POWER AND AUTHORITY TO ENTER INTO THIS CONTRACT AND ALL OTHER AGREEMENTS WHICH ARE CONTEMPLATED BY THIS CONTRACT AND TO CARRY OUT ITS OBLIGATIONS HEREUNDER AND UNDER THE GUIDES AND UNDER SUCH OTHER AGREEMENTS.

                  (II) THIS  CONTRACT  HAS BEEN DULY  AUTHORIZED,  EXECUTED  AND
             DELIVERED BY EACH PARTY AND CONSTITUTES A VALID AND LEGALLY BINDING AGREEMENT OF EACH PARTY ENFORCEABLE IN ACCORDANCE WITH ITS TERMS.

                  (III) THERE IS NO ACTION,  PROCEEDING OR INVESTIGATION PENDING
             OR THREATENED, AND NO BASIS THEREFOR IS KNOWN TO EITHER PARTY, THAT COULD AFFECT THE VALIDITY OR PROSPECTIVE VALIDITY OF THIS CONTRACT.

                  (IV) INSOFAR AS ITS CAPACITY TO CARRY OUT ANY OBLIGATION UNDER
             THIS CONTRACT IS CONCERNED, NEITHER PARTY IS IN VIOLATION OF ANY CHARTER, ARTICLES OF INCORPORATION, BYLAWS, MORTGAGE, INDENTURE, INDEBTEDNESS, AGREEMENT, INSTRUMENT, JUDGMENT, DECREE, ORDER, STATUTE, RULE OR REGULATION AND NONE OF THE FOREGOING ADVERSELY AFFECTS ITS CAPACITY TO FULFILL ANY OF ITS OBLIGATIONS UNDER THIS CONTRACT. ITS EXECUTION OF, AND PERFORMANCE PURSUANT TO, THIS CONTRACT WILL NOT RESULT IN A VIOLATION OF ANY OF THE FOREGOING.

      (B) SELLER/SERVICER'S REPRESENTATIONS, WARRANTIES AND COVENANTS.

            IN ADDITION TO THE REPRESENTATIONS, WARRANTIES AND COVENANTS MADE BY THE SELLER/SERVICER PURSUANT TO SUBPARAGRAPH (A) OF THIS PARAGRAPH 3, THE SELLER/SERVICER MAKES THE REPRESENTATIONS, WARRANTIES AND COVENANTS SET FORTH IN THE GUIDES AND, UPON REQUEST, AGREES TO DELIVER TO RESIDENTIAL FUNDING THE CERTIFIED RESOLUTION OF BOARD OF DIRECTORS WHICH AUTHORIZES THE EXECUTION AND DELIVERY OF THIS CONTRACT.

(4)   REMEDIES OF RESIDENTIAL FUNDING.

            IF AN EVENT OF SELLER DEFAULT OR AN EVENT OF SERVICER DEFAULT SHALL OCCUR, RESIDENTIAL FUNDING MAY, AT ITS OPTION, EXERCISE ONE OR MORE OF THOSE REMEDIES SET FORTH IN THE GUIDES.

(5)   SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

            AT NO TIME SHALL THE SELLER/SERVICER REPRESENT THAT IT IS ACTING AS AN AGENT OF RESIDENTIAL FUNDING. THE SELLER/SERVICER SHALL, AT ALL TIMES, ACT AS AN INDEPENDENT CONTRACTOR.

(6)   PRIOR AGREEMENTS SUPERSEDED.

            THIS CONTRACT RESTATES, AMENDS AND SUPERSEDES ANY AND ALL PRIOR SELLER CONTRACTS OR SERVICER CONTRACTS BETWEEN THE PARTIES EXCEPT THAT ANY SUBSERVICING AGREEMENT EXECUTED BY THE SELLER/SERVICER IN CONNECTION WITH ANY LOAN-SECURITY EXCHANGE TRANSACTION SHALL NOT BE AFFECTED.

(7)   ASSIGNMENT.

            THIS CONTRACT MAY NOT BE ASSIGNED OR TRANSFERRED, IN WHOLE OR IN PART, BY THE SELLER/SERVICER WITHOUT THE PRIOR WRITTEN CONSENT OF RESIDENTIAL FUNDING. RESIDENTIAL FUNDING MAY SELL, ASSIGN, CONVEY, HYPOTHECATE, PLEDGE OR IN ANY OTHER WAY TRANSFER, IN WHOLE OR IN PART, WITHOUT RESTRICTION, ITS RIGHTS UNDER THIS CONTRACT AND THE GUIDES WITH RESPECT TO ANY COMMITMENT OR LOAN.

(8)   NOTICES.

            ALL NOTICES, REQUESTS, DEMANDS OR OTHER COMMUNICATIONS THAT ARE TO BE GIVEN UNDER THIS CONTRACT SHALL BE IN WRITING, ADDRESSED TO THE APPROPRIATE PARTIES AND SENT BY TELEFACSIMILE OR BY OVERNIGHT COURIER OR BY UNITED STATES MAIL, POSTAGE PREPAID, TO THE ADDRESSES AND TELEFACSIMILE NUMBERS SPECIFIED BELOW. HOWEVER, ANOTHER NAME, ADDRESS AND/OR TELEFACSIMILE NUMBER MAY BE SUBSTITUTED BY THE SELLER/SERVICER PURSUANT TO THE REQUIREMENTS OF THIS PARAGRAPH 8, OR RESIDENTIAL FUNDING PURSUANT TO AN AMENDMENT TO THE GUIDES.

            IF TO RESIDENTIAL FUNDING, NOTICES MUST BE SENT TO THE APPROPRIATE ADDRESS OR TELEFACSIMILE NUMBER SPECIFIED IN THE GUIDES.

IF TO THE SELLER/SERVICER, NOTICE MUST BE SENT TO:







ATTENTION:

TELEFACSIMILE NUMBER:  (_____) _____-________


(9)   JURISDICTION AND VENUE.

            EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN HENNEPIN COUNTY, MINNESOTA, OVER ANY ACTION, SUIT OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS CONTRACT OR
OTHERWISE ARISING FROM ANY LOAN SALE OR SERVICING RELATIONSHIP EXISTING IN CONNECTION WITH THIS CONTRACT, AND EACH OF THE PARTIES IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH STATE OR FEDERAL COURT. EACH OF THE PARTIES IRREVOCABLY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING AND ANY OTHER SUBSTANTIVE OR PROCEDURAL RIGHTS OR REMEDIES IT MAY HAVE WITH RESPECT TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH FORUM. EACH OF THE PARTIES AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE PARTIES FURTHER AGREES NOT TO INSTITUTE ANY LEGAL ACTIONS OR
PROCEEDINGS AGAINST THE OTHER PARTY OR ANY DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY, AGENT OR PROPERTY OF THE OTHER PARTY, ARISING OUT OF OR RELATING TO THIS CONTRACT IN ANY COURT OTHER THAN AS HEREINABOVE SPECIFIED IN THIS PARAGRAPH 9.

(10)  MISCELLANEOUS.

            THIS  CONTRACT,  INCLUDING ALL DOCUMENTS  INCORPORATED  BY REFERENCE
HEREIN, CONSTITUTES THE ENTIRE UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDES ALL OTHER AGREEMENTS, COVENANTS, REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS AND COMMUNICATIONS BETWEEN THE PARTIES, WHETHER WRITTEN OR ORAL, WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT. ALL PARAGRAPH HEADINGS CONTAINED HEREIN ARE FOR CONVENIENCE ONLY AND SHALL NOT BE CONSTRUED AS PART OF THIS CONTRACT. ANY PROVISION OF THIS CONTRACT THAT IS PROHIBITED OR UNENFORCEABLE IN ANY JURISDICTION SHALL, AS TO SUCH JURISDICTION, BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR UNENFORCEABILITY WITHOUT INVALIDATING THE REMAINING PORTIONS HEREOF OR AFFECTING THE VALIDITY OR ENFORCEABILITY OF SUCH PROVISION IN ANY OTHER JURISDICTION, AND, TO THIS END, THE PROVISIONS HEREOF ARE SEVERABLE. THIS CONTRACT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, APPLICABLE FEDERAL LAWS AND THE LAWS OF THE STATE OF MINNESOTA.

          IN   WITNESS   WHEREOF,   THE   DULY   AUTHORIZED   OFFICERS   OF  THE
SELLER/SERVICER AND RESIDENTIAL FUNDING HAVE EXECUTED THIS SELLER/SERVICER CONTRACT AS OF THE DATE FIRST ABOVE WRITTEN.


ATTEST:                                   SELLER/SERVICER
[CORPORATE SEAL]

                            (NAME OF SELLER/SERVICER)


BY:                                       BY:
      (SIGNATURE)                                     (SIGNATURE)




BY:                                       BY:
       (TYPED NAME)                                   (TYPED NAME)


TITLE:                                    TITLE:



ATTEST:                                   RESIDENTIAL FUNDING


                                          CORPORATION




BY:                                       BY:
      (SIGNATURE)                                     (SIGNATURE)




BY:                                       BY:
       (TYPED NAME)                                   (TYPED NAME)


TITLE:                                    TITLE:

                                  EXHIBIT H

                         FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:         REQUEST FOR RELEASE OF DOCUMENTS

IN CONNECTION WITH THE ADMINISTRATION OF THE POOL OF MORTGAGE LOANS HELD BY YOU FOR THE REFERENCED POOL, WE REQUEST THE RELEASE OF THE MORTGAGE LOAN FILE DESCRIBED BELOW.

POOLING AND SERVICING AGREEMENT DATED:
SERIES#:
ACCOUNT#:
POOL#:
LOAN#:
BORROWER NAME(S):
REASON FOR DOCUMENT REQUEST: (CIRCLE ONE)       MORTGAGE LOAN
PREPAID IN FULL
                                                MORTGAGE LOAN REPURCHASED

"WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED OR TO BE RECEIVED IN CONNECTION WITH SUCH PAYMENTS WHICH ARE REQUIRED TO BE DEPOSITED HAVE BEEN OR WILL BE SO DEPOSITED AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT."


RESIDENTIAL FUNDING CORPORATION
AUTHORIZED SIGNATURE

******************************************************************************

TO CUSTODIAN/TRUSTEE: PLEASE ACKNOWLEDGE THIS REQUEST, AND CHECK OFF DOCUMENTS BEING ENCLOSED WITH A COPY OF THIS FORM. YOU SHOULD RETAIN THIS FORM FOR YOUR FILES IN ACCORDANCE WITH THE TERMS OF THE POOLING AND SERVICING AGREEMENT.

                        ENCLOSED DOCUMENTS:    [ ] PROMISSORY NOTE
                                               [ ] PRIMARY INSURANCE POLICY
                                               [ ] MORTGAGE OR DEED OF TRUST
                                               [ ] ASSIGNMENT(S) OF MORTGAGE OR
DEED OF TRUST
                                               [ ] TITLE INSURANCE POLICY
                                               [ ] OTHER:

NAME

TITLE

DATE

                                 EXHIBIT I-1

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF    )
                  : SS.:
COUNTY OF   )


            [NAME OF OFFICER], BEING FIRST DULY SWORN, DEPOSES AND SAYS:

            (1) THAT HE IS [TITLE OF OFFICER] OF [NAME OF OWNER] (RECORD OR BENEFICIAL OWNER OF THE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-S29, CLASS R (THE "OWNER")), A [SAVINGS INSTITUTION] [CORPORATION] DULY ORGANIZED AND EXISTING UNDER THE LAWS OF [THE STATE OF __________________] [THE UNITED STATES], ON BEHALF OF WHICH HE MAKES THIS AFFIDAVIT AND AGREEMENT.

            (2) THAT THE OWNER (I) IS NOT AND WILL NOT BE A "DISQUALIFIED ORGANIZATION" OR AN ELECTING LARGE PARTNERSHIP AS OF [DATE OF TRANSFER] WITHIN THE MEANING OF SECTIONS 860E(E)(5) AND 775, RESPECTIVELY, OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(A) OF THE CODE, (II) WILL ENDEAVOR TO REMAIN OTHER THAN A DISQUALIFIED ORGANIZATION FOR SO LONG AS IT RETAINS ITS OWNERSHIP INTEREST IN THE CLASS R CERTIFICATES, AND (III) IS ACQUIRING THE CLASS R CERTIFICATES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER OWNER FROM WHICH IT HAS RECEIVED AN AFFIDAVIT AND AGREEMENT IN SUBSTANTIALLY THE SAME FORM AS THIS AFFIDAVIT AND AGREEMENT. (FOR THIS PURPOSE, A "DISQUALIFIED ORGANIZATION" MEANS AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775 OF THE CODE, THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY ALL OF THE ACTIVITIES OF WHICH ARE SUBJECT TO TAX AND, EXCEPT FOR THE FEDERAL HOME LOAN MORTGAGE CORPORATION, A MAJORITY OF WHOSE BOARD OF DIRECTORS IS NOT SELECTED BY ANY SUCH GOVERNMENTAL ENTITY) OR ANY FOREIGN GOVERNMENT, INTERNATIONAL ORGANIZATION OR ANY AGENCY OR INSTRUMENTALITY OF SUCH FOREIGN GOVERNMENT OR ORGANIZATION, ANY RURAL ELECTRIC OR TELEPHONE COOPERATIVE, OR ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES) THAT IS GENERALLY EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX ON UNRELATED BUSINESS TAXABLE INCOME).

            (3) THAT THE OWNER IS AWARE (I) OF THE TAX THAT WOULD BE IMPOSED ON TRANSFERS OF CLASS R CERTIFICATES TO DISQUALIFIED ORGANIZATIONS OR ELECTING LARGE PARTNERSHIPS, UNDER THE CODE, THAT APPLIES TO ALL TRANSFERS OF CLASS R CERTIFICATES AFTER MARCH 31, 1988; (II) THAT SUCH TAX WOULD BE ON THE TRANSFEROR (OR, WITH RESPECT TO TRANSFERS TO ELECTING LARGE PARTNERSHIPS, ON EACH SUCH PARTNERSHIP), OR, IF SUCH TRANSFER IS THROUGH AN AGENT (WHICH PERSON INCLUDES A BROKER, NOMINEE OR MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION, ON THE AGENT;
(III) THAT THE PERSON (OTHER THAN WITH RESPECT TO TRANSFERS TO ELECTING LARGE PARTNERSHIPS) OTHERWISE LIABLE FOR THE TAX SHALL BE RELIEVED OF LIABILITY FOR THE TAX IF THE TRANSFEREE FURNISHES TO SUCH PERSON AN AFFIDAVIT THAT THE TRANSFEREE IS NOT A DISQUALIFIED ORGANIZATION AND, AT THE TIME OF TRANSFER, SUCH PERSON DOES NOT HAVE ACTUAL KNOWLEDGE THAT THE AFFIDAVIT IS FALSE; AND (IV) THAT THE CLASS R CERTIFICATES MAY BE "NONECONOMIC RESIDUAL INTERESTS" WITHIN THE MEANING OF TREASURY REGULATIONS PROMULGATED PURSUANT TO THE CODE AND THAT THE TRANSFEROR OF A NONECONOMIC RESIDUAL INTEREST WILL REMAIN LIABLE FOR ANY TAXES DUE WITH RESPECT TO THE INCOME ON SUCH RESIDUAL

                                   I-1-1

INTEREST, UNLESS NO SIGNIFICANT PURPOSE OF THE TRANSFER WAS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX.

            (4) THAT THE OWNER IS AWARE OF THE TAX IMPOSED ON A "PASS-THROUGH ENTITY" HOLDING CLASS R CERTIFICATES IF EITHER THE PASS-THROUGH ENTITY IS AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775 OF THE IF AT ANY TIME DURING THE TAXABLE YEAR OF THE PASS-THROUGH ENTITY A DISQUALIFIED ORGANIZATION IS THE RECORD HOLDER OF AN INTEREST IN SUCH ENTITY. (FOR THIS PURPOSE, A "PASS THROUGH ENTITY" INCLUDES A REGULATED INVESTMENT COMPANY, A REAL ESTATE INVESTMENT TRUST OR COMMON TRUST FUND, A PARTNERSHIP, TRUST OR ESTATE, AND CERTAIN COOPERATIVES.)

            (5) THE OWNER IS A CITIZEN OR RESIDENT OF THE UNITED STATES, A CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN, OR UNDER THE LAWS OF, THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF (EXCEPT IN THE CASE OF A PARTNERSHIP, TO THE EXTENT PROVIDED IN TREASURY REGULATIONS), OR AN ESTATE THAT IS DESCRIBED IN SECTION 7701(A)(30)(D) OF THE CODE, OR A TRUST THAT IS DESCRIBED IN SECTION 7701(A)(30)(E) OF THE CODE.

            (6) THAT THE OWNER IS AWARE THAT THE TRUSTEE WILL NOT REGISTER THE TRANSFER OF ANY CLASS R CERTIFICATES UNLESS THE TRANSFEREE, OR THE TRANSFEREE'S AGENT, DELIVERS TO IT AN AFFIDAVIT AND AGREEMENT, AMONG OTHER THINGS, IN SUBSTANTIALLY THE SAME FORM AS THIS AFFIDAVIT AND AGREEMENT. THE OWNER EXPRESSLY AGREES THAT IT WILL NOT CONSUMMATE ANY SUCH TRANSFER IF IT KNOWS OR BELIEVES THAT ANY OF THE REPRESENTATIONS CONTAINED IN SUCH AFFIDAVIT AND AGREEMENT ARE FALSE.

            (7) THAT THE OWNER HAS REVIEWED THE RESTRICTIONS SET FORTH ON THE FACE OF THE CLASS R CERTIFICATES AND THE PROVISIONS OF SECTION 5.02(F) OF THE POOLING AND SERVICING AGREEMENT UNDER WHICH THE CLASS R CERTIFICATES WERE ISSUED (IN PARTICULAR, CLAUSE (III)(A) AND (III)(B) OF SECTION 5.02(F) WHICH AUTHORIZE THE TRUSTEE TO DELIVER PAYMENTS TO A PERSON OTHER THAN THE OWNER AND NEGOTIATE A MANDATORY SALE BY THE TRUSTEE IN THE EVENT THE OWNER HOLDS SUCH CERTIFICATES IN VIOLATION OF SECTION 5.02(F)). THE OWNER EXPRESSLY AGREES TO BE BOUND BY AND TO COMPLY WITH SUCH RESTRICTIONS AND PROVISIONS.

            (8) THAT THE OWNER CONSENTS TO ANY ADDITIONAL RESTRICTIONS OR ARRANGEMENTS THAT SHALL BE DEEMED NECESSARY UPON ADVICE OF COUNSEL TO CONSTITUTE A REASONABLE ARRANGEMENT TO ENSURE THAT THE CLASS R CERTIFICATES WILL ONLY BE OWNED, DIRECTLY OR INDIRECTLY, BY AN OWNER THAT IS NOT A DISQUALIFIED ORGANIZATION.

            (9) THE OWNER'S TAXPAYER IDENTIFICATION NUMBER IS ______________.

            (10) THIS AFFIDAVIT AND AGREEMENT RELATES ONLY TO THE CLASS R CERTIFICATES HELD BY THE OWNER AND NOT TO ANY OTHER HOLDER OF THE CLASS R CERTIFICATES. THE OWNER UNDERSTANDS THAT THE LIABILITIES DESCRIBED HEREIN RELATE ONLY TO THE CLASS R CERTIFICATES.

            (11) THAT NO PURPOSE OF THE OWNER RELATING TO THE TRANSFER OF ANY OF THE CLASS R CERTIFICATES BY THE OWNER IS OR WILL BE TO IMPEDE THE ASSESSMENT OR COLLECTION OF ANY TAX.

     (12) THAT THE OWNER HAS NO PRESENT KNOWLEDGE OR EXPECTATION THAT IT WILL BE UNABLE TO PAY ANY UNITED STATES TAXES OWED BY IT SO LONG AS ANY OF THE CERTIFICATES REMAIN OUTSTANDING. IN

                                   I-1-2

THIS REGARD, THE OWNER HEREBY REPRESENTS TO AND FOR THE BENEFIT OF THE PERSON FROM WHOM IT ACQUIRED THE CLASS R CERTIFICATE THAT THE OWNER INTENDS TO PAY TAXES ASSOCIATED WITH HOLDING SUCH CLASS R CERTIFICATE AS THEY BECOME DUE, FULLY UNDERSTANDING THAT IT MAY INCUR TAX LIABILITIES IN EXCESS OF ANY CASH FLOWS GENERATED BY THE CLASS R CERTIFICATE.

            (13) THAT THE OWNER HAS NO PRESENT KNOWLEDGE OR EXPECTATION THAT IT WILL BECOME INSOLVENT OR SUBJECT TO A BANKRUPTCY PROCEEDING FOR SO LONG AS ANY OF THE CLASS R CERTIFICATES REMAIN OUTSTANDING.

            (14) THE PURCHASER IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN INVESTMENT MANAGER, NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY SUCH PLAN.

                                   I-1-3

            IN WITNESS WHEREOF, THE OWNER HAS CAUSED THIS INSTRUMENT TO BE EXECUTED ON ITS BEHALF, PURSUANT TO THE AUTHORITY OF ITS BOARD OF DIRECTORS, BY ITS [TITLE OF OFFICER] AND ITS CORPORATE SEAL TO BE HEREUNTO ATTACHED, ATTESTED BY ITS [ASSISTANT] SECRETARY, THIS ________ DAY OF _______[DATE].




                                    [NAME OF OWNER]


                                    BY:
                                    [NAME OF OFFICER]
                                    [TITLE OF OFFICER]
[CORPORATE SEAL]


ATTEST:



[ASSISTANT] SECRETARY


            PERSONALLY APPEARED BEFORE ME THE ABOVE-NAMED [NAME OF OFFICER], KNOWN OR PROVED TO ME TO BE THE SAME PERSON WHO EXECUTED THE FOREGOING INSTRUMENT AND TO BE THE [TITLE OF OFFICER] OF THE OWNER, AND ACKNOWLEDGED TO ME THAT HE EXECUTED THE SAME AS HIS FREE ACT AND DEED AND THE FREE ACT AND DEED OF THE OWNER.

SUBSCRIBED AND SWORN BEFORE ME THIS _______ DAY OF ________[DATE].



                                    NOTARY PUBLIC

                                    COUNTY OF
                                    STATE OF
                                    MY  COMMISSION   EXPIRES  THE  ____  DAY  OF
                                    _______________, 19__.


                                   I-1-4

                                 EXHIBIT I-2

                        FORM OF TRANSFEROR CERTIFICATE


                           __________________, 19__


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.
8400 NORMANDALE LAKE BOULEVARD
SUITE 600
MINNEAPOLIS, MINNESOTA  55437

BANKERS TRUST COMPANY
3 PARK PLAZA
IRVINE, CALIFORNIA  92614
ATTENTION: RESIDENTIAL FUNDING CORPORATION SERIES 1998-S29

            RE:   MORTGAGE PASS-THROUGH CERTIFICATES,
                 SERIES 1998-S29, CLASS R


LADIES AND GENTLEMEN:

            THIS LETTER IS DELIVERED TO YOU IN  CONNECTION  WITH THE TRANSFER BY
_______________________________            (THE           "SELLER")           TO
_______________________________  (THE  "PURCHASER")  OF  $_____________  INITIAL
CERTIFICATE PRINCIPAL BALANCE OF MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-S29, CLASS R (THE "CERTIFICATES"), PURSUANT TO SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "POOLING AND SERVICING AGREEMENT"), DATED AS OF DECEMBER 1, 1998 AMONG RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., AS SELLER (THE "COMPANY"), RESIDENTIAL FUNDING CORPORATION, AS MASTER SERVICER, AND BANKERS TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"). ALL TERMS USED HEREIN AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANINGS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. THE SELLER HEREBY CERTIFIES, REPRESENTS AND WARRANTS TO, AND COVENANTS WITH, THE COMPANY AND THE TRUSTEE THAT:

            (1) NO PURPOSE OF THE SELLER RELATING TO THE TRANSFER OF THE CERTIFICATE BY THE SELLER TO THE PURCHASER IS OR WILL BE TO IMPEDE THE ASSESSMENT OR COLLECTION OF ANY TAX.

            (2) THE SELLER UNDERSTANDS THAT THE PURCHASER HAS DELIVERED TO THE TRUSTEE AND THE MASTER SERVICER A TRANSFER AFFIDAVIT AND AGREEMENT IN THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT AS EXHIBIT I-1. THE SELLER DOES NOT KNOW OR BELIEVE THAT ANY REPRESENTATION CONTAINED THEREIN IS FALSE.

            (3) THE SELLER HAS AT THE TIME OF THE TRANSFER CONDUCTED A REASONABLE INVESTIGATION OF THE FINANCIAL CONDITION OF THE PURCHASER AS CONTEMPLATED BY TREASURY REGULATIONS SECTION 1.860E- 1(C)(4)(I) AND, AS A RESULT OF THAT INVESTIGATION, THE SELLER HAS DETERMINED THAT THE PURCHASER HAS HISTORICALLY PAID ITS DEBTS AS THEY BECOME DUE AND HAS FOUND NO SIGNIFICANT EVIDENCE TO INDICATE THAT

                                   I-2-1

THE PURCHASER WILL NOT CONTINUE TO PAY ITS DEBTS AS THEY BECOME DUE IN THE FUTURE. THE SELLER UNDERSTANDS THAT THE TRANSFER OF A CLASS R CERTIFICATE MAY NOT BE RESPECTED FOR UNITED STATES INCOME TAX PURPOSES (AND THE SELLER MAY CONTINUE TO BE LIABLE FOR UNITED STATES INCOME TAXES ASSOCIATED THEREWITH) UNLESS THE SELLER HAS CONDUCTED SUCH AN INVESTIGATION.

            (4) THE SELLER HAS NO ACTUAL KNOWLEDGE THAT THE PROPOSED TRANSFEREE IS NOT BOTH A UNITED STATES PERSON AND A PERMITTED TRANSFEREE.

                                    VERY TRULY YOURS,



                                    (SELLER)


                                    BY:
                                    NAME:
                                    TITLE:


                                   I-2-2

                                 EXHIBIT J-1

                    FORM OF INVESTOR REPRESENTATION LETTER

                             ______________, 19__


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.
8400 NORMANDALE LAKE BOULEVARD
SUITE 600
MINNEAPOLIS, MN 55437

RESIDENTIAL FUNDING CORPORATION
8400 NORMANDALE LAKE BOULEVARD
SUITE 600
MINNEAPOLIS, MN 55437

BANKERS TRUST COMPANY
3 PARK PLAZA
IRVINE, CALIFORNIA  92614
ATTENTION:  RESIDENTIAL FUNDING CORPORATION SERIES 1998-S29

            RE:   MORTGAGE PASS-THROUGH CERTIFICATES,
                 SERIES 1998-S29, [CLASS B-]

LADIES AND GENTLEMEN:

            _________________________ (THE "PURCHASER") INTENDS TO PURCHASE FROM
___________________________  (THE "SELLER")  $_____________  INITIAL CERTIFICATE
PRINCIPAL BALANCE OF MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-S29, CLASS __ (THE "CERTIFICATES"), ISSUED PURSUANT TO THE POOLING AND SERVICING AGREEMENT (THE "POOLING AND SERVICING AGREEMENT"), DATED AS OF DECEMBER 1, 1998 AMONG RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., AS SELLER (THE "COMPANY"), RESIDENTIAL FUNDING CORPORATION, AS MASTER SERVICER (THE "MASTER SERVICER"), AND BANKERS TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"). ALL TERMS USED HEREIN AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANINGS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. THE PURCHASER HEREBY CERTIFIES, REPRESENTS AND WARRANTS TO, AND COVENANTS WITH, THE COMPANY, THE TRUSTEE AND THE MASTER SERVICER THAT:

            (1) THE PURCHASER UNDERSTANDS THAT (A) THE CERTIFICATES HAVE NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAW, (B) THE COMPANY IS NOT REQUIRED TO SO REGISTER OR QUALIFY THE CERTIFICATES, (C) THE CERTIFICATES MAY BE RESOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE PROVISIONS OF THE ACT OR ANY STATE SECURITIES LAW, OR IF AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS AVAILABLE, (D) THE POOLING AND SERVICING AGREEMENT CONTAINS RESTRICTIONS REGARDING THE TRANSFER OF THE CERTIFICATES AND (E) THE CERTIFICATES WILL BEAR A LEGEND TO THE FOREGOING EFFECT.

                                   J-1-1

            (2) THE PURCHASER IS ACQUIRING THE CERTIFICATES FOR ITS OWN ACCOUNT FOR INVESTMENT ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF IN ANY MANNER THAT WOULD VIOLATE THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

            (3) THE PURCHASER IS (A) A SUBSTANTIAL, SOPHISTICATED INSTITUTIONAL INVESTOR HAVING SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS, AND, IN PARTICULAR, IN SUCH MATTERS RELATED TO SECURITIES SIMILAR TO THE
CERTIFICATES, SUCH THAT IT IS CAPABLE OF EVALUATING THE MERITS AND RISKS OF INVESTMENT IN THE CERTIFICATES, (B) ABLE TO BEAR THE ECONOMIC RISKS OF SUCH AN INVESTMENT AND (C) AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A) PROMULGATED PURSUANT TO THE ACT.

            (4) THE PURCHASER HAS BEEN FURNISHED WITH, AND HAS HAD AN OPPORTUNITY TO REVIEW (A) [A COPY OF THE PRIVATE PLACEMENT MEMORANDUM, DATED ___________________, 19__, RELATING TO THE CERTIFICATES (B)] A COPY OF THE POOLING AND SERVICING AGREEMENT AND [B] [C] SUCH OTHER INFORMATION CONCERNING THE CERTIFICATES, THE MORTGAGE LOANS AND THE COMPANY AS HAS BEEN REQUESTED BY THE PURCHASER FROM THE COMPANY OR THE SELLER AND IS RELEVANT TO THE PURCHASER'S DECISION TO PURCHASE THE CERTIFICATES. THE PURCHASER HAS HAD ANY QUESTIONS ARISING FROM SUCH REVIEW ANSWERED BY THE COMPANY OR THE SELLER TO THE SATISFACTION OF THE PURCHASER. [IF THE PURCHASER DID NOT PURCHASE THE CERTIFICATES FROM THE SELLER IN CONNECTION WITH THE INITIAL DISTRIBUTION OF THE CERTIFICATES AND WAS PROVIDED WITH A COPY OF THE PRIVATE PLACEMENT MEMORANDUM (THE "MEMORANDUM") RELATING TO THE ORIGINAL SALE (THE "ORIGINAL SALE") OF THE CERTIFICATES BY THE COMPANY, THE PURCHASER ACKNOWLEDGES THAT SUCH MEMORANDUM WAS PROVIDED TO IT BY THE SELLER, THAT THE MEMORANDUM WAS PREPARED BY THE COMPANY
SOLELY FOR USE IN CONNECTION WITH THE ORIGINAL SALE AND THE COMPANY DID NOT PARTICIPATE IN OR FACILITATE IN ANY WAY THE PURCHASE OF THE CERTIFICATES BY THE PURCHASER FROM THE SELLER, AND THE PURCHASER AGREES THAT IT WILL LOOK SOLELY TO THE SELLER AND NOT TO THE COMPANY WITH RESPECT TO ANY DAMAGE, LIABILITY, CLAIM OR EXPENSE ARISING OUT OF, RESULTING FROM OR IN CONNECTION WITH (A) ERROR OR OMISSION, OR ALLEGED ERROR OR OMISSION, CONTAINED IN THE MEMORANDUM, OR (B) ANY INFORMATION, DEVELOPMENT OR EVENT ARISING AFTER THE DATE OF THE MEMORANDUM.]

            (5) THE PURCHASER HAS NOT AND WILL NOT NOR HAS IT AUTHORIZED OR WILL IT AUTHORIZE ANY PERSON TO (A) OFFER, PLEDGE, SELL, DISPOSE OF OR OTHERWISE TRANSFER ANY CERTIFICATE, ANY INTEREST IN ANY CERTIFICATE OR ANY OTHER SIMILAR SECURITY TO ANY PERSON IN ANY MANNER, (B) SOLICIT ANY OFFER TO BUY OR TO ACCEPT A PLEDGE, DISPOSITION OF OTHER TRANSFER OF ANY CERTIFICATE, ANY INTEREST IN ANY CERTIFICATE OR ANY OTHER SIMILAR SECURITY FROM ANY PERSON IN ANY MANNER, (C) OTHERWISE APPROACH OR NEGOTIATE WITH RESPECT TO ANY CERTIFICATE, ANY INTEREST IN ANY CERTIFICATE OR ANY OTHER SIMILAR SECURITY WITH ANY PERSON IN ANY MANNER, (D) MAKE ANY GENERAL SOLICITATION BY MEANS OF GENERAL ADVERTISING OR IN ANY OTHER MANNER OR (E) TAKE ANY OTHER ACTION, THAT (AS TO ANY OF (A) THROUGH (E) ABOVE) WOULD CONSTITUTE A DISTRIBUTION OF ANY CERTIFICATE UNDER THE ACT, THAT WOULD RENDER THE DISPOSITION OF ANY CERTIFICATE A VIOLATION OF SECTION 5 OF THE ACT OR ANY STATE SECURITIES LAW, OR THAT WOULD REQUIRE REGISTRATION OR QUALIFICATION PURSUANT THERETO. THE PURCHASER WILL NOT SELL OR OTHERWISE TRANSFER ANY OF THE CERTIFICATES, EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT.

            (6)   THE PURCHASER

                  (A) IS NOT AN  EMPLOYEE  BENEFIT OR OTHER PLAN  SUBJECT TO THE
            PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS

                                   J-1-2

            AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN WITHIN THE MEANING OF THE DEPARTMENT OF LABOR ("DOL") REGULATION AT 29 C.F.R. ' 2510.3-101; OR

                  (B) IS AN INSURANCE COMPANY, THE SOURCE OF FUNDS TO BE USED BY
            IT TO PURCHASE THE CERTIFICATES IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DOL PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND THE PURCHASE IS BEING MADE IN RELIANCE UPON THE AVAILABILITY OF THE EXEMPTIVE RELIEF AFFORDED UNDER SECTIONS I AND III OF PTCE 95-60.

            IN ADDITION, THE PURCHASER HEREBY CERTIFIES, REPRESENTS AND WARRANTS TO, AND COVENANTS WITH, THE COMPANY, THE TRUSTEE AND THE MASTER SERVICER THAT THE PURCHASER WILL NOT TRANSFER SUCH CERTIFICATES TO ANY PLAN OR PERSON UNLESS SUCH PLAN OR PERSON MEETS THE REQUIREMENTS SET FORTH IN EITHER 6(A) OR (B) ABOVE.


                                    VERY TRULY YOURS,




                                    BY:

                                    NAME:

                                    TITLE:



                                   J-1-3

                                 EXHIBIT J-2

                     FORM OF ERISA REPRESENTATION LETTER

                              ____________, 19__


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.
8400 NORMANDALE LAKE BOULEVARD
SUITE 600
MINNEAPOLIS, MINNESOTA 55437

RESIDENTIAL FUNDING CORPORATION
8400 NORMANDALE LAKE BOULEVARD
SUITE 600
MINNEAPOLIS, MINNESOTA 55437

BANKERS TRUST COMPANY
FOUR ALBANY STREET
NEW YORK, NEW YORK  10006

ATTENTION: RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., SERIES 1998-S29

            RE:   MORTGAGE PASS-THROUGH CERTIFICATES,
                 SERIES 1998-S29, CLASS M-[__]

LADIES AND GENTLEMEN:

            ____________________  (THE  "PURCHASER")  INTENDS TO  PURCHASE  FROM
________________________   (THE  "SELLER")  $_____________  INITIAL  CERTIFICATE
PRINCIPAL BALANCE OF MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-S29, CLASS __ (THE "CERTIFICATES"), ISSUED PURSUANT TO THE POOLING AND SERVICING AGREEMENT (THE "POOLING AND SERVICING AGREEMENT"), DATED AS OF DECEMBER 1, 1998 AMONG RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., AS SELLER (THE "COMPANY"), RESIDENTIAL FUNDING CORPORATION, AS MASTER SERVICER (THE "MASTER SERVICER"), AND BANKERS TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"). ALL TERMS USED HEREIN AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANINGS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. THE PURCHASER HEREBY CERTIFIES, REPRESENTS AND WARRANTS TO, AND COVENANTS WITH, THE COMPANY, THE TRUSTEE AND THE MASTER SERVICER THAT:

            (A) THE PURCHASER IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY
      PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN WITHIN THE MEANING OF THE DEPARTMENT OF LABOR ("DOL") REGULATION AT 29 C.F.R. ' 2510.3-101; OR

                                   J-2-1

      (B) THE PURCHASER IS AN INSURANCE COMPANY, THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATES IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DOL PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.

            IN ADDITION, THE PURCHASER HEREBY CERTIFIES, REPRESENTS AND WARRANTS TO, AND COVENANTS WITH, THE COMPANY, THE TRUSTEE AND THE MASTER SERVICER THAT THE PURCHASER WILL NOT TRANSFER SUCH CERTIFICATES TO ANY PLAN OR PERSON UNLESS SUCH PLAN OR PERSON MEETS THE REQUIREMENTS SET FORTH IN EITHER (A) OR (B) ABOVE.


                                    VERY TRULY YOURS,



                                    BY:

                                    NAME:

                                    TITLE:



                                   J-2-2

                                 EXHIBIT J-3

                             FORM OF ERISA LEGEND

EACH BENEFICIAL OWNER OF A BOOK-ENTRY CLASS M CERTIFICATE (OR ANY INTEREST THEREIN) SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF SUCH CERTIFICATE (OR INTEREST THEREIN), THAT EITHER:

           (A) IT IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN; OR

           (B) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.

ANY PURPORTED BENEFICIAL OWNER OF A BOOK-ENTRY CLASS M CERTIFICATE (OR INTEREST THEREIN) TO WHOM EITHER (A) OR (B) ABOVE DOES NOT APPLY SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF ITS ACQUISITION OR HOLDING OF SUCH CERTIFICATE.



                                   J-3-1

                                  EXHIBIT K

                   FORM OF TRANSFEROR REPRESENTATION LETTER


                         ____________________, 19____


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.
8400 NORMANDALE LAKE BOULEVARD
SUITE 600
MINNEAPOLIS, MN 55437

BANKERS TRUST COMPANY
3 PARK PLAZA
IRVINE, CALIFORNIA  92614


ATTENTION: RESIDENTIAL FUNDING CORPORATION SERIES 1998-S29

            RE:   MORTGAGE PASS-THROUGH CERTIFICATES,
                  SERIES 1998-S29, [CLASS B-]

LADIES AND GENTLEMEN:

            IN  CONNECTION  WITH  THE  SALE BY  ____________  THE  "SELLER")  TO
______________  THE "PURCHASER") OF $  _________________  CERTIFICATE  PRINCIPAL
BALANCE OF MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-S29, CLASS (THE "CERTIFICATES"), ISSUED PURSUANT TO THE POOLING AND SERVICING AGREEMENT (THE
"POOLING AND SERVICING AGREEMENT"), DATED AS OF DECEMBER 1, 1998 AMONG RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., AS SELLER (THE "COMPANY"), RESIDENTIAL FUNDING CORPORATION, AS MASTER SERVICER, AND BANKERS TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"). THE SELLER HEREBY CERTIFIES, REPRESENTS AND WARRANTS TO, AND COVENANTS WITH, THE COMPANY AND THE TRUSTEE THAT:

            NEITHER THE SELLER NOR ANYONE ACTING ON ITS BEHALF HAS (A) OFFERED, PLEDGED, SOLD, DISPOSED OF OR OTHERWISE TRANSFERRED ANY CERTIFICATE, ANY INTEREST IN ANY CERTIFICATE OR ANY OTHER SIMILAR SECURITY TO ANY PERSON IN ANY MANNER, (B) HAS SOLICITED ANY OFFER TO BUY OR TO ACCEPT A PLEDGE, DISPOSITION OR OTHER TRANSFER OF ANY CERTIFICATE, ANY INTEREST IN ANY CERTIFICATE OR ANY OTHER SIMILAR SECURITY FROM ANY PERSON IN ANY MANNER, (C) HAS OTHERWISE APPROACHED OR NEGOTIATED WITH RESPECT TO ANY CERTIFICATE, ANY INTEREST IN ANY CERTIFICATE OR ANY OTHER SIMILAR SECURITY WITH ANY PERSON IN ANY MANNER, (D) HAS MADE ANY GENERAL SOLICITATION BY MEANS OF GENERAL ADVERTISING OR IN ANY OTHER MANNER, OR
(E) HAS TAKEN ANY OTHER ACTION, THAT (AS TO ANY OF (A) THROUGH (E) ABOVE) WOULD CONSTITUTE A DISTRIBUTION OF THE CERTIFICATES UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), THAT WOULD RENDER THE DISPOSITION OF ANY CERTIFICATE A VIOLATION OF
SECTION 5 OF THE ACT OR ANY STATE SECURITIES LAW, OR THAT WOULD REQUIRE REGISTRATION OR QUALIFICATION PURSUANT THERETO. THE SELLER WILL NOT ACT, IN ANY MANNER SET FORTH IN THE FOREGOING SENTENCE WITH RESPECT TO ANY CERTIFICATE. THE SELLER HAS NOT AND WILL NOT SELL OR OTHERWISE TRANSFER ANY OF THE CERTIFICATES, EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF THE

POOLING AND SERVICING AGREEMENT.

                                    VERY TRULY YOURS,



                                    (SELLER)


                                    BY:

                                    NAME:

                                    TITLE:

                                  EXHIBIT L

                [FORM OF RULE 144A INVESTMENT REPRESENTATION]

           DESCRIPTION OF RULE 144A SECURITIES, INCLUDING NUMBERS:
               ===============================================
               ===============================================


            THE UNDERSIGNED SELLER, AS REGISTERED HOLDER (THE "SELLER"), INTENDS TO TRANSFER THE RULE 144A SECURITIES DESCRIBED ABOVE TO THE UNDERSIGNED BUYER (THE "BUYER").

            (1) IN CONNECTION WITH SUCH TRANSFER AND IN ACCORDANCE WITH THE AGREEMENTS PURSUANT TO WHICH THE RULE 144A SECURITIES WERE ISSUED, THE SELLER HEREBY CERTIFIES THE FOLLOWING FACTS: NEITHER THE SELLER NOR ANYONE ACTING ON ITS BEHALF HAS OFFERED, TRANSFERRED, PLEDGED, SOLD OR OTHERWISE DISPOSED OF THE RULE 144A SECURITIES, ANY INTEREST IN THE RULE 144A SECURITIES OR ANY OTHER SIMILAR SECURITY TO, OR SOLICITED ANY OFFER TO BUY OR ACCEPT A TRANSFER, PLEDGE OR OTHER DISPOSITION OF THE RULE 144A SECURITIES, ANY INTEREST IN THE RULE 144A SECURITIES OR ANY OTHER SIMILAR SECURITY FROM, OR OTHERWISE APPROACHED OR NEGOTIATED WITH RESPECT TO THE RULE 144A SECURITIES, ANY INTEREST IN THE RULE 144A SECURITIES OR ANY OTHER SIMILAR SECURITY WITH, ANY PERSON IN ANY MANNER, OR MADE ANY GENERAL SOLICITATION BY MEANS OF GENERAL ADVERTISING OR IN ANY OTHER MANNER, OR TAKEN ANY OTHER ACTION, THAT WOULD CONSTITUTE A DISTRIBUTION OF THE RULE 144A SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THAT WOULD RENDER THE DISPOSITION OF THE RULE 144A SECURITIES A VIOLATION OF SECTION 5 OF THE 1933 ACT OR REQUIRE REGISTRATION PURSUANT THERETO, AND THAT THE SELLER HAS NOT OFFERED THE RULE 144A SECURITIES TO ANY PERSON OTHER THAN THE BUYER OR ANOTHER "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT.

            (2) THE BUYER WARRANTS AND REPRESENTS TO, AND COVENANTS WITH, THE SELLER, THE TRUSTEE AND THE MASTER SERVICER (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT"), DATED AS OF DECEMBER 1, 1998 AMONG RESIDENTIAL FUNDING CORPORATION AS MASTER SERVICER, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. AS DEPOSITOR PURSUANT TO SECTION 5.02 OF THE AGREEMENT AND BANKERS TRUST COMPANY, AS TRUSTEE, AS FOLLOWS:

                   (A) THE BUYER  UNDERSTANDS THAT THE RULE 144A SECURITIES HAVE
            NOT BEEN REGISTERED UNDER THE 1933 ACT OR THE SECURITIES LAWS OF ANY STATE.

                   (B) THE BUYER CONSIDERS  ITSELF A SUBSTANTIAL,  SOPHISTICATED
            INSTITUTIONAL INVESTOR HAVING SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT IT IS CAPABLE OF EVALUATING THE MERITS AND RISKS OF INVESTMENT IN THE RULE 144A SECURITIES.

                   (C) THE BUYER HAS BEEN FURNISHED WITH ALL INFORMATION REGARDING THE RULE 144A SECURITIES THAT IT HAS REQUESTED FROM THE SELLER, THE TRUSTEE OR THE SERVICER.

                   (D) NEITHER THE BUYER NOR ANYONE ACTING ON ITS BEHALF HAS OFFERED,

            TRANSFERRED, PLEDGED, SOLD OR OTHERWISE DISPOSED OF THE RULE 144A SECURITIES, ANY INTEREST IN THE RULE 144A SECURITIES OR ANY OTHER SIMILAR SECURITY TO, OR SOLICITED ANY OFFER TO BUY OR ACCEPT A TRANSFER, PLEDGE OR OTHER DISPOSITION OF THE RULE 144A SECURITIES, ANY INTEREST IN THE RULE 144A SECURITIES OR ANY OTHER SIMILAR SECURITY FROM, OR OTHERWISE APPROACHED OR NEGOTIATED WITH RESPECT TO THE RULE 144A SECURITIES, ANY INTEREST IN THE RULE 144A SECURITIES OR ANY OTHER SIMILAR SECURITY WITH, ANY PERSON IN ANY MANNER, OR MADE ANY GENERAL SOLICITATION BY MEANS OF GENERAL ADVERTISING OR IN ANY OTHER MANNER, OR TAKEN ANY OTHER ACTION, THAT WOULD CONSTITUTE A DISTRIBUTION OF THE RULE 144A SECURITIES UNDER THE 1933 ACT OR THAT WOULD RENDER THE DISPOSITION OF THE RULE 144A SECURITIES A VIOLATION OF SECTION 5 OF THE 1933 ACT OR REQUIRE REGISTRATION PURSUANT THERETO, NOR WILL IT ACT, NOR HAS IT AUTHORIZED OR WILL IT AUTHORIZE ANY PERSON TO ACT, IN SUCH MANNER WITH RESPECT TO THE RULE 144A SECURITIES.

                   (E) THE BUYER IS A  "QUALIFIED  INSTITUTIONAL  BUYER" AS THAT
            TERM IS DEFINED IN RULE 144A UNDER THE 1933 ACT AND HAS COMPLETED EITHER OF THE FORMS OF CERTIFICATION TO THAT EFFECT ATTACHED HERETO AS ANNEX 1 OR ANNEX 2. THE BUYER IS AWARE THAT THE SALE TO IT IS BEING MADE IN RELIANCE ON RULE 144A. THE BUYER IS ACQUIRING THE RULE 144A SECURITIES FOR ITS OWN ACCOUNT OR THE ACCOUNTS OF OTHER QUALIFIED INSTITUTIONAL BUYERS, UNDERSTANDS THAT SUCH RULE 144A SECURITIES MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (I) TO A PERSON REASONABLY BELIEVED TO BE A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (II) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

            (3)   THE BUYER

                       A. IS NOT AN  EMPLOYEE  BENEFIT OR OTHER PLAN  SUBJECT TO
                  THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN WITHIN THE MEANING OF THE DEPARTMENT OF LABOR ("DOL") REGULATION AT 29 C.F.R. SS.2510.3-101; OR

                       B. IS AN  INSURANCE  COMPANY,  THE  SOURCE OF FUNDS TO BE
                  USED BY IT TO PURCHASE THE CERTIFICATES IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DOL PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND THE PURCHASE IS BEING MADE IN RELIANCE UPON THE AVAILABILITY OF THE EXEMPTIVE RELIEF AFFORDED UNDER SECTIONS I AND III OF PTCE 95-60.]

            (4) THIS DOCUMENT MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS AND BY THE DIFFERENT PARTIES HERETO ON SEPARATE COUNTERPARTS, EACH OF WHICH, WHEN SO EXECUTED, SHALL BE DEEMED

TO BE AN ORIGINAL; SUCH COUNTERPARTS, TOGETHER, SHALL CONSTITUTE ONE AND THE SAME DOCUMENT.

            IN WITNESS WHEREOF, EACH OF THE PARTIES HAS EXECUTED THIS DOCUMENT AS OF THE DATE SET FORTH BELOW.



PRINT NAME OF SELLER                      PRINT NAME OF BUYER


BY:                                       BY:
      NAME:                                     NAME:
      TITLE:                                    TITLE:


TAXPAYER IDENTIFICATION:                  TAXPAYER IDENTIFICATION:

NO.:                                      NO.:
DATE:                              DATE:

                                                          ANNEX 1 TO EXHIBIT L


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A


           [FOR BUYERS OTHER THAN REGISTERED INVESTMENT COMPANIES]


            THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS IN CONNECTION WITH THE RULE 144A INVESTMENT REPRESENTATION TO WHICH THIS CERTIFICATION IS ATTACHED:

            (1) AS INDICATED BELOW, THE UNDERSIGNED IS THE PRESIDENT, CHIEF FINANCIAL OFFICER, SENIOR VICE PRESIDENT OR OTHER EXECUTIVE OFFICER OF THE BUYER.

            (2) IN CONNECTION WITH PURCHASES BY THE BUYER, THE BUYER IS A "QUALIFIED INSTITUTIONAL BUYER" AS THAT TERM IS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933 ("RULE 144A") BECAUSE (I) THE BUYER OWNED AND/OR INVESTED ON A DISCRETIONARY BASIS $______________________ IN SECURITIES (EXCEPT FOR THE EXCLUDED SECURITIES REFERRED TO BELOW) AS OF THE END OF THE BUYER'S MOST RECENT FISCAL YEAR (SUCH AMOUNT BEING CALCULATED IN ACCORDANCE WITH RULE 144A) AND (II) THE BUYER SATISFIES THE CRITERIA IN THE CATEGORY MARKED BELOW.

___ CORPORATION, ETC. THE BUYER IS A CORPORATION (OTHER THAN A BANK, SAVINGS AND LOAN ASSOCIATION OR SIMILAR INSTITUTION), MASSACHUSETTS OR SIMILAR BUSINESS TRUST, PARTNERSHIP, OR CHARITABLE ORGANIZATION DESCRIBED IN
      SECTION 501(C)(3) OF THE INTERNAL REVENUE CODE.

___ BANK. THE BUYER (A) IS A NATIONAL BANK OR BANKING INSTITUTION ORGANIZED UNDER THE LAWS OF ANY STATE, TERRITORY OR THE DISTRICT OF COLUMBIA, THE BUSINESS OF WHICH IS SUBSTANTIALLY CONFINED TO BANKING AND IS SUPERVISED BY THE STATE OR TERRITORIAL BANKING COMMISSION OR SIMILAR OFFICIAL OR IS A FOREIGN BANK OR EQUIVALENT INSTITUTION, AND (B) HAS AN AUDITED NET WORTH OF AT LEAST $25,000,000 AS DEMONSTRATED IN ITS LATEST ANNUAL FINANCIAL STATEMENTS, A COPY OF WHICH IS ATTACHED HERETO.

___ SAVINGS AND LOAN. THE BUYER (A) IS A SAVINGS AND LOAN ASSOCIATION, BUILDING AND LOAN ASSOCIATION, COOPERATIVE BANK, HOMESTEAD ASSOCIATION OR SIMILAR INSTITUTION, WHICH IS SUPERVISED AND EXAMINED BY A STATE OR FEDERAL AUTHORITY HAVING SUPERVISION OVER ANY SUCH INSTITUTIONS OR IS A FOREIGN SAVINGS AND LOAN ASSOCIATION OR EQUIVALENT INSTITUTION AND (B) HAS AN AUDITED NET WORTH OF AT LEAST $25,000,000 AS DEMONSTRATED IN ITS LATEST ANNUAL FINANCIAL STATEMENTS.

___ BROKER-DEALER. THE BUYER IS A DEALER REGISTERED PURSUANT TO SECTION 15 OF THE SECURITIES EXCHANGE ACT OF 1934.

___ INSURANCE COMPANY. THE BUYER IS AN INSURANCE COMPANY WHOSE PRIMARY AND PREDOMINANT BUSINESS ACTIVITY IS THE WRITING OF INSURANCE OR THE REINSURING OF RISKS UNDERWRITTEN BY INSURANCE COMPANIES AND WHICH IS SUBJECT TO SUPERVISION BY THE INSURANCE COMMISSIONER OR A SIMILAR OFFICIAL OR AGENCY OF A STATE OR TERRITORY OR THE DISTRICT OF COLUMBIA.

___ STATE OR LOCAL PLAN. THE BUYER IS A PLAN ESTABLISHED AND MAINTAINED BY A STATE, ITS POLITICAL

     SUBDIVISIONS, OR ANY AGENCY OR INSTRUMENTALITY OF THE STATE OR ITS POLITICAL SUBDIVISIONS, FOR THE BENEFIT OF ITS EMPLOYEES.

___ ERISA PLAN. THE BUYER IS AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974.

___ INVESTMENT ADVISER. THE BUYER IS AN INVESTMENT ADVISER REGISTERED UNDER THE INVESTMENT ADVISERS ACT OF 1940.

___ SBIC. THE BUYER IS A SMALL BUSINESS INVESTMENT COMPANY LICENSED BY THE U.S. SMALL BUSINESS ADMINISTRATION UNDER SECTION 301(C) OR (D) OF THE SMALL BUSINESS INVESTMENT ACT OF 1958.

___ BUSINESS DEVELOPMENT COMPANY. THE BUYER IS A BUSINESS DEVELOPMENT COMPANY AS DEFINED IN SECTION 202(A)(22) OF THE INVESTMENT ADVISERS ACT OF 1940.

___ TRUST FUND. THE BUYER IS A TRUST FUND WHOSE TRUSTEE IS A BANK OR TRUST COMPANY AND WHOSE PARTICIPANTS ARE EXCLUSIVELY (A) PLANS ESTABLISHED AND MAINTAINED BY A STATE, ITS POLITICAL SUBDIVISIONS, OR ANY AGENCY OR INSTRUMENTALITY OF THE STATE OR ITS POLITICAL SUBDIVISIONS, FOR THE BENEFIT OF ITS EMPLOYEES, OR (B) EMPLOYEE BENEFIT PLANS WITHIN THE MEANING OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, BUT IS NOT A TRUST FUND THAT INCLUDES AS PARTICIPANTS INDIVIDUAL RETIREMENT ACCOUNTS OR H.R. 10 PLANS.

            (3) THE TERM "SECURITIES" AS USED HEREIN DOES NOT INCLUDE (I) SECURITIES OF ISSUERS THAT ARE AFFILIATED WITH THE BUYER, (II) SECURITIES THAT ARE PART OF AN UNSOLD ALLOTMENT TO OR SUBSCRIPTION BY THE BUYER, IF THE BUYER IS A DEALER, (III) BANK DEPOSIT NOTES AND CERTIFICATES OF DEPOSIT, (IV) LOAN PARTICIPATIONS, (V) REPURCHASE AGREEMENTS, (VI) SECURITIES OWNED BUT SUBJECT TO A REPURCHASE AGREEMENT AND (VII) CURRENCY, INTEREST RATE AND COMMODITY SWAPS.

            (4) FOR PURPOSES OF DETERMINING THE AGGREGATE AMOUNT OF SECURITIES OWNED AND/OR INVESTED ON A DISCRETIONARY BASIS BY THE BUYER, THE BUYER USED THE COST OF SUCH SECURITIES TO THE BUYER AND DID NOT INCLUDE ANY OF THE SECURITIES REFERRED TO IN THE PRECEDING PARAGRAPH. FURTHER, IN DETERMINING SUCH AGGREGATE AMOUNT, THE BUYER MAY HAVE INCLUDED SECURITIES OWNED BY SUBSIDIARIES OF THE BUYER, BUT ONLY IF SUCH SUBSIDIARIES ARE CONSOLIDATED WITH THE BUYER IN ITS FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND IF THE INVESTMENTS OF SUCH SUBSIDIARIES ARE MANAGED UNDER THE BUYER'S DIRECTION. HOWEVER, SUCH SECURITIES WERE NOT INCLUDED IF THE BUYER IS A MAJORITY-OWNED, CONSOLIDATED SUBSIDIARY OF ANOTHER ENTERPRISE AND THE BUYER IS NOT ITSELF A REPORTING COMPANY UNDER THE SECURITIES EXCHANGE ACT OF 1934.

            (5) THE BUYER ACKNOWLEDGES THAT IT IS FAMILIAR WITH RULE 144A AND UNDERSTANDS THAT THE SELLER TO IT AND OTHER PARTIES RELATED TO THE CERTIFICATES ARE RELYING AND WILL CONTINUE TO RELY ON THE STATEMENTS MADE HEREIN BECAUSE ONE OR MORE SALES TO THE BUYER MAY BE IN RELIANCE ON RULE 144A.

  ___  ___        WILL THE BUYER BE PURCHASING THE RULE 144A
  YES  NO         SECURITIES ONLY FOR THE BUYER'S OWN ACCOUNT?

            (6) IF THE ANSWER TO THE FOREGOING QUESTION IS "NO", THE BUYER AGREES THAT, IN CONNECTION WITH ANY PURCHASE OF SECURITIES SOLD TO THE BUYER FOR THE ACCOUNT OF A THIRD PARTY (INCLUDING ANY SEPARATE ACCOUNT) IN RELIANCE ON RULE 144A, THE BUYER WILL ONLY PURCHASE FOR THE ACCOUNT OF A THIRD PARTY THAT AT THE TIME IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A. IN ADDITION, THE BUYER AGREES THAT THE BUYER WILL NOT PURCHASE SECURITIES FOR A THIRD PARTY UNLESS THE BUYER HAS OBTAINED A CURRENT REPRESENTATION LETTER FROM SUCH THIRD PARTY OR TAKEN OTHER APPROPRIATE STEPS CONTEMPLATED BY RULE 144A TO CONCLUDE THAT SUCH THIRD PARTY INDEPENDENTLY MEETS THE DEFINITION OF "QUALIFIED INSTITUTIONAL BUYER" SET FORTH IN RULE 144A.

            (7) THE BUYER WILL NOTIFY EACH OF THE PARTIES TO WHICH THIS CERTIFICATION IS MADE OF ANY CHANGES IN THE INFORMATION AND CONCLUSIONS HEREIN. UNTIL SUCH NOTICE IS GIVEN, THE BUYER'S PURCHASE OF RULE 144A SECURITIES WILL CONSTITUTE A REAFFIRMATION OF THIS CERTIFICATION AS OF THE DATE OF SUCH PURCHASE.


                                    PRINT NAME OF BUYER

                                    BY:
                                  NAME:
                                  TITLE:


                                    DATE:

                              ANNEX 2 TO EXHIBIT L


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [FOR BUYERS THAT ARE REGISTERED INVESTMENT COMPANIES]


            THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS IN CONNECTION WITH THE RULE 144A INVESTMENT REPRESENTATION TO WHICH THIS CERTIFICATION IS ATTACHED:

            (1) AS INDICATED BELOW, THE UNDERSIGNED IS THE PRESIDENT, CHIEF FINANCIAL OFFICER OR SENIOR VICE PRESIDENT OF THE BUYER OR, IF THE BUYER IS A "QUALIFIED INSTITUTIONAL BUYER" AS THAT TERM IS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933 ("RULE 144A") BECAUSE BUYER IS PART OF A FAMILY OF INVESTMENT COMPANIES (AS DEFINED BELOW), IS SUCH AN OFFICER OF THE ADVISER.

            (2) IN CONNECTION WITH PURCHASES BY BUYER, THE BUYER IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN SEC RULE 144A BECAUSE (I) THE BUYER IS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AND (II) AS MARKED BELOW, THE BUYER ALONE, OR THE BUYER'S FAMILY OF INVESTMENT COMPANIES, OWNED AT LEAST $100,000,000 IN SECURITIES (OTHER THAN THE EXCLUDED SECURITIES REFERRED TO BELOW) AS OF THE END OF THE BUYER'S MOST RECENT FISCAL YEAR. FOR PURPOSES OF DETERMINING THE AMOUNT OF SECURITIES OWNED BY THE BUYER OR THE BUYER'S FAMILY OF INVESTMENT COMPANIES, THE COST OF SUCH SECURITIES WAS USED.

____ THE BUYER OWNED $___________________ IN SECURITIES (OTHER THAN THE EXCLUDED SECURITIES REFERRED TO BELOW) AS OF THE END OF THE BUYER'S MOST RECENT FISCAL YEAR (SUCH AMOUNT BEING CALCULATED IN ACCORDANCE WITH RULE 144A).

____ THE BUYER IS PART OF A FAMILY OF INVESTMENT COMPANIES WHICH OWNED IN THE AGGREGATE $______________ IN SECURITIES (OTHER THAN THE EXCLUDED SECURITIES REFERRED TO BELOW) AS OF THE END OF THE BUYER'S MOST RECENT FISCAL YEAR (SUCH AMOUNT BEING CALCULATED IN ACCORDANCE WITH RULE 144A).

            (3) THE TERM "FAMILY OF INVESTMENT COMPANIES" AS USED HEREIN MEANS TWO OR MORE REGISTERED INVESTMENT COMPANIES (OR SERIES THEREOF) THAT HAVE THE SAME INVESTMENT ADVISER OR INVESTMENT ADVISERS THAT ARE AFFILIATED (BY VIRTUE OF BEING MAJORITY OWNED SUBSIDIARIES OF THE SAME PARENT OR BECAUSE ONE INVESTMENT ADVISER IS A MAJORITY OWNED SUBSIDIARY OF THE OTHER).

            (4) THE TERM "SECURITIES" AS USED HEREIN DOES NOT INCLUDE (I) SECURITIES OF ISSUERS THAT ARE AFFILIATED WITH THE BUYER OR ARE PART OF THE BUYER'S FAMILY OF INVESTMENT COMPANIES, (II) BANK DEPOSIT NOTES AND CERTIFICATES OF DEPOSIT, (III) LOAN PARTICIPATIONS, (IV) REPURCHASE AGREEMENTS, (V) SECURITIES OWNED BUT SUBJECT TO A REPURCHASE AGREEMENT AND (VI) CURRENCY, INTEREST RATE AND COMMODITY SWAPS.

            (5) THE BUYER IS FAMILIAR WITH RULE 144A AND UNDERSTANDS THAT EACH OF THE PARTIES TO WHICH THIS CERTIFICATION IS MADE ARE RELYING AND WILL CONTINUE TO RELY ON THE STATEMENTS MADE HEREIN BECAUSE ONE OR MORE SALES TO THE BUYER WILL BE IN RELIANCE ON RULE 144A. IN ADDITION, THE BUYER WILL ONLY PURCHASE FOR THE BUYER'S OWN ACCOUNT.

            (6) THE UNDERSIGNED WILL NOTIFY EACH OF THE PARTIES TO WHICH THIS CERTIFICATION IS MADE OF ANY CHANGES IN THE INFORMATION AND CONCLUSIONS HEREIN. UNTIL SUCH NOTICE, THE BUYER'S PURCHASE OF RULE 144A SECURITIES WILL CONSTITUTE A REAFFIRMATION OF THIS CERTIFICATION BY THE UNDERSIGNED AS OF THE DATE OF SUCH PURCHASE.


                                    PRINT NAME OF BUYER


                                    BY:
                                          NAME:
                                          TITLE:


                                    IF AN ADVISER:


                                    PRINT NAME OF BUYER


                                    DATE:

                                  EXHIBIT M

                 [TEXT OF AMENDMENT TO POOLING AND SERVICING
                 AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                              LIMITED GUARANTY]


ARTICLE XII

           Subordinate Certificate Loss Coverage; Limited Guaranty

     SECTION 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

           (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued
      Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

           (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution

      Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

           (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and
      (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

           (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

           (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section
      860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and
      (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written
      Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

     SECTION 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding
Section 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this
Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                  EXHIBIT N


                          [FORM OF LIMITED GUARANTY]

                               LIMITED GUARANTY

               RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                      MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 1998-S29


                                    [DATE]

BANKERS TRUST COMPANY
3 PARK PLAZA
IRVINE, CALIFORNIA  92614


ATTENTION: RESIDENTIAL FUNDING CORPORATION SERIES 1998-S29

LADIES AND GENTLEMEN:

            WHEREAS, RESIDENTIAL FUNDING CORPORATION, A DELAWARE CORPORATION ("RESIDENTIAL FUNDING"), AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GENERAL MOTORS ACCEPTANCE CORPORATION, A NEW YORK CORPORATION ("GMAC"), PLANS TO INCUR CERTAIN OBLIGATIONS AS DESCRIBED UNDER SECTION 12.01 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF DECEMBER 1, 1998 (THE "SERVICING AGREEMENT"), AMONG RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (THE "COMPANY"), RESIDENTIAL FUNDING AND BANKERS TRUST COMPANY (THE "TRUSTEE") AS AMENDED BY AMENDMENT NO.
___ THERETO, DATED AS OF ________, WITH RESPECT TO THE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-S29 (THE "CERTIFICATES"); AND

            WHEREAS, PURSUANT TO SECTION 12.01 OF THE SERVICING AGREEMENT, RESIDENTIAL FUNDING AGREES TO MAKE PAYMENTS TO THE HOLDERS OF THE CLASS B CERTIFICATES WITH RESPECT TO CERTAIN LOSSES ON THE MORTGAGE LOANS AS DESCRIBED IN THE SERVICING AGREEMENT; AND

            WHEREAS, GMAC DESIRES TO PROVIDE CERTAIN ASSURANCES WITH RESPECT TO THE ABILITY OF RESIDENTIAL FUNDING TO SECURE SUFFICIENT FUNDS AND FAITHFULLY TO PERFORM ITS SUBORDINATE CERTIFICATE LOSS OBLIGATION;

            NOW THEREFORE, IN CONSIDERATION OF THE PREMISES HEREIN CONTAINED AND CERTAIN OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, GMAC AGREES AS FOLLOWS:

            (1) PROVISION OF FUNDS. GMAC AGREES TO CONTRIBUTE AND DEPOSIT IN THE CERTIFICATE ACCOUNT ON BEHALF OF RESIDENTIAL FUNDING (OR OTHERWISE PROVIDE TO RESIDENTIAL FUNDING, OR TO CAUSE TO BE MADE AVAILABLE TO RESIDENTIAL FUNDING), EITHER DIRECTLY OR THROUGH A SUBSIDIARY, IN ANY CASE

PRIOR TO THE RELATED DISTRIBUTION DATE, SUCH MONEYS AS MAY BE REQUIRED BY RESIDENTIAL FUNDING TO PERFORM ITS SUBORDINATE CERTIFICATE LOSS OBLIGATION WHEN AND AS THE SAME ARISES FROM TIME TO TIME UPON THE DEMAND OF THE TRUSTEE IN ACCORDANCE WITH SECTION 12.01 OF THE SERVICING AGREEMENT.

                  (A) THE AGREEMENT SET FORTH IN THE PRECEDING  CLAUSE (A) SHALL
            BE ABSOLUTE, IRREVOCABLE AND UNCONDITIONAL AND SHALL NOT BE AFFECTED BY THE TRANSFER BY GMAC OR ANY OTHER PERSON OF ALL OR ANY PART OF ITS OR THEIR INTEREST IN RESIDENTIAL FUNDING, BY ANY INSOLVENCY, BANKRUPTCY, DISSOLUTION OR OTHER PROCEEDING AFFECTING RESIDENTIAL
            FUNDING  OR  ANY  OTHER   PERSON,   BY  ANY   DEFENSE  OR  RIGHT  OF
            COUNTERCLAIM, SET-OFF OR RECOUPMENT THAT GMAC MAY HAVE AGAINST RESIDENTIAL FUNDING OR ANY OTHER PERSON OR BY ANY OTHER FACT OR CIRCUMSTANCE. NOTWITHSTANDING THE FOREGOING, GMAC'S OBLIGATIONS UNDER CLAUSE (A) SHALL TERMINATE UPON THE EARLIER OF (X) SUBSTITUTION FOR THIS LIMITED GUARANTY PURSUANT TO SECTION 12.01(F) OF THE SERVICING AGREEMENT, OR (Y) THE TERMINATION OF THE TRUST FUND PURSUANT TO THE SERVICING AGREEMENT.

            (2) WAIVER. GMAC HEREBY WAIVES ANY FAILURE OR DELAY ON THE PART OF RESIDENTIAL FUNDING, THE TRUSTEE OR ANY OTHER PERSON IN ASSERTING OR ENFORCING ANY RIGHTS OR IN MAKING ANY CLAIMS OR DEMANDS HEREUNDER. ANY DEFECTIVE OR
PARTIAL EXERCISE OF ANY SUCH RIGHTS SHALL NOT PRECLUDE ANY OTHER OR FURTHER EXERCISE OF THAT OR ANY OTHER SUCH RIGHT. GMAC FURTHER WAIVES DEMAND, PRESENTMENT, NOTICE OF DEFAULT, PROTEST, NOTICE OF ACCEPTANCE AND ANY OTHER NOTICES WITH RESPECT TO THIS LIMITED GUARANTY, INCLUDING, WITHOUT LIMITATION, THOSE OF ACTION OR NONACTION ON THE PART OF RESIDENTIAL FUNDING OR THE TRUSTEE.

            (3) MODIFICATION, AMENDMENT AND TERMINATION. THIS LIMITED GUARANTY MAY BE MODIFIED, AMENDED OR TERMINATED ONLY BY THE WRITTEN AGREEMENT OF GMAC AND THE TRUSTEE AND ONLY IF SUCH MODIFICATION, AMENDMENT OR TERMINATION IS PERMITTED UNDER SECTION 12.02 OF THE SERVICING AGREEMENT. THE OBLIGATIONS OF GMAC UNDER THIS LIMITED GUARANTY SHALL CONTINUE AND REMAIN IN EFFECT SO LONG AS THE SERVICING AGREEMENT IS NOT MODIFIED OR AMENDED IN ANY WAY THAT MIGHT AFFECT THE OBLIGATIONS OF GMAC UNDER THIS LIMITED GUARANTY WITHOUT THE PRIOR WRITTEN CONSENT OF GMAC.

            (4) SUCCESSOR. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, THE GUARANTEE HEREIN SET FORTH SHALL BE BINDING UPON GMAC AND ITS RESPECTIVE SUCCESSORS.

     (5) GOVERNING LAW. THIS LIMITED GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            (6) AUTHORIZATION AND RELIANCE. GMAC UNDERSTANDS THAT A COPY OF THIS LIMITED GUARANTY SHALL BE DELIVERED TO THE TRUSTEE IN CONNECTION WITH THE EXECUTION OF AMENDMENT NO. 1 TO THE SERVICING AGREEMENT AND GMAC HEREBY AUTHORIZES THE COMPANY AND THE TRUSTEE TO RELY ON THE COVENANTS AND AGREEMENTS SET FORTH HEREIN.

            (7) DEFINITIONS. CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANING GIVEN THEM IN THE SERVICING AGREEMENT.

            (8) COUNTERPARTS. THIS LIMITED GUARANTY MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED TO BE AN ORIGINAL AND SUCH COUNTERPARTS SHALL CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.

            IN WITNESS WHEREOF, GMAC HAS CAUSED THIS LIMITED GUARANTY TO BE EXECUTED AND DELIVERED BY ITS RESPECTIVE OFFICERS THEREUNTO DULY AUTHORIZED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

                                    GENERAL MOTORS ACCEPTANCE
                                    CORPORATION


                                    BY:
                                    NAME:
                                    TITLE:


ACKNOWLEDGED BY:


BANKERS TRUST COMPANY,
AS TRUSTEE


BY:
NAME:
TITLE:


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.


BY:
NAME:
TITLE:

                                  EXHIBIT O

         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                    __________________, 19____


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.
8400 NORMANDALE LAKE BOULEVARD
SUITE 600
MINNEAPOLIS, MINNESOTA  55437

BANKERS TRUST COMPANY
3 PARK PLAZA
IRVINE, CALIFORNIA  92614


ATTENTION:  RESIDENTIAL FUNDING CORPORATION SERIES 1998-S29

            RE:   MORTGAGE PASS-THROUGH CERTIFICATES,
                  SERIES 1998-S29 ASSIGNMENT OF MORTGAGE LOAN

LADIES AND GENTLEMEN:

            THIS LETTER IS DELIVERED TO YOU IN CONNECTION WITH THE ASSIGNMENT BY _________________ (THE "TRUSTEE") TO _______________________ (THE "LENDER") OF
_______________ (THE "MORTGAGE LOAN") PURSUANT TO SECTION 3.13(D) OF THE POOLING AND SERVICING AGREEMENT (THE "POOLING AND SERVICING AGREEMENT"), DATED AS OF DECEMBER 1, 1998 AMONG RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., AS SELLER (THE "COMPANY"), RESIDENTIAL FUNDING CORPORATION, AS MASTER SERVICER, AND THE TRUSTEE. ALL TERMS USED HEREIN AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANINGS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. THE LENDER HEREBY CERTIFIES, REPRESENTS AND WARRANTS TO, AND COVENANTS WITH, THE MASTER SERVICER AND THE TRUSTEE THAT:

            (I) THE MORTGAGE LOAN IS SECURED BY MORTGAGED PROPERTY LOCATED IN A JURISDICTION IN WHICH AN ASSIGNMENT IN LIEU OF SATISFACTION IS REQUIRED TO PRESERVE LIEN PRIORITY, MINIMIZE OR AVOID MORTGAGE RECORDING TAXES OR OTHERWISE COMPLY WITH, OR FACILITATE A REFINANCING UNDER, THE LAWS OF SUCH JURISDICTION;

            (II) THE SUBSTANCE OF THE ASSIGNMENT IS, AND IS INTENDED TO BE, A REFINANCING OF SUCH MORTGAGE LOAN AND THE FORM OF THE TRANSACTION IS SOLELY TO COMPLY WITH, OR FACILITATE THE TRANSACTION UNDER, SUCH LOCAL LAWS;

            (III) THE MORTGAGE LOAN FOLLOWING THE PROPOSED ASSIGNMENT WILL BE MODIFIED TO HAVE A RATE OF INTEREST AT LEAST 0.25 PERCENT BELOW OR ABOVE THE RATE OF INTEREST ON SUCH MORTGAGE LOAN PRIOR TO SUCH PROPOSED ASSIGNMENT; AND

            (IV) SUCH ASSIGNMENT IS AT THE REQUEST OF THE BORROWER UNDER THE RELATED MORTGAGE LOAN.

                                    VERY TRULY YOURS,



                                    (LENDER)


                                    BY:
                                    NAME:
                                    TITLE:

                                  EXHIBIT P

                        SCHEDULE OF DISCOUNT FRACTIONS



Schedule of Discount Fractions

        PRINCIPAL       NET MORTGAGE    DISCOUNT        PO
LOAN #  BALANCE RATE    FRACTION        BALANCE
1831603 358,762.11      5.72    0.0848  30,423.03
1846802 650,000.00      5.72    0.0848  55,120.00
1847072 499,775.55      5.72    0.0848  42,380.97
1839134 480,356.69      5.82    0.0688  33,048.54
1839820 278,000.00      5.845   0.0648  18,014.40
1832180 297,846.81      5.97    0.0448  13,343.54
1836614 297,993.59      5.97    0.0448  13,350.11
1839044 119,596.09      5.97    0.0448  5,357.90
1840601 600,000.00      5.97    0.0448  26,880.00
1842523 650,000.00      5.97    0.0448  29,120.00
1843193 362,500.00      5.97    0.0448  16,240.00
1843223 294,505.38      5.97    0.0448  13,193.84
1844230 403,000.00      5.97    0.0448  18,054.40
1845876 393,670.47      5.97    0.0448  17,636.44
1849132 75,887.11       5.97    0.0448  3,399.74
2699072 408,625.31      5.97    0.0448  18,306.41
1839131 269,098.96      6.07    0.0288  7,750.05
1830676 83,720.28       6.095   0.0248  2,076.26
1831574 307,929.91      6.095   0.0248  7,636.66
1832169 328,789.68      6.095   0.0248  8,153.98
1832188 253,297.19      6.095   0.0248  6,281.77
1832199 377,462.46      6.095   0.0248  9,361.07
1836660 259,134.19      6.095   0.0248  6,426.53
1838429 427,073.10      6.095   0.0248  10,591.41
1840675 282,200.00      6.095   0.0248  6,998.56
1842681 302,987.68      6.095   0.0248  7,514.09
1847110 263,120.88      6.095   0.0248  6,525.40
1839132 647,849.40      6.17    0.0128  8,292.47
1802647 264,000.00      6.22    0.0048  1,267.20
1814557 329,000.00      6.22    0.0048  1,579.20
1829033 260,389.33      6.22    0.0048  1,249.87
1829167 508,319.85      6.22    0.0048  2,439.94
1830030 309,997.31      6.22    0.0048  1,487.99
1830116 477,671.15      6.22    0.0048  2,292.82
1831595 280,074.27      6.22    0.0048  1,344.36
1831604 340,873.31      6.22    0.0048  1,636.19
1831612 243,381.37      6.22    0.0048  1,168.23
1832270 328,514.16      6.22    0.0048  1,576.87
1833706 279,077.56      6.22    0.0048  1,339.57
1834042 150,000.00      6.22    0.0048  720
1834140 460,000.00      6.22    0.0048  2,208.00
1835393 71,762.80       6.22    0.0048  344.46
1836608 385,226.71      6.22    0.0048  1,849.09
1836628 329,806.58      6.22    0.0048  1,583.07
1836649 369,179.74      6.22    0.0048  1,772.06
1836966 258,146.75      6.22    0.0048  1,239.10
1837746 303,000.00      6.22    0.0048  1,454.40
1837808 325,623.72      6.22    0.0048  1,562.99
1838934 594,449.00      6.22    0.0048  2,853.36
1839046 105,650.80      6.22    0.0048  507.12
1839130 429,580.10      6.22    0.0048  2,061.98
1839361 398,682.24      6.22    0.0048  1,913.67
1839804 426,589.99      6.22    0.0048  2,047.63
1839837 342,866.72      6.22    0.0048  1,645.76
1840057 400,000.00      6.22    0.0048  1,920.00
1840060 305,988.62      6.22    0.0048  1,468.75
1840079 280,000.00      6.22    0.0048  1,344.00
1840082 378,748.12      6.22    0.0048  1,817.99
1840087 259,143.45      6.22    0.0048  1,243.89
1840094 396,688.82      6.22    0.0048  1,904.11
1840167 301,005.09      6.22    0.0048  1,444.82
1840170 288,000.00      6.22    0.0048  1,382.40
1840185 993,393.33      6.22    0.0048  4,768.29
1842547 287,250.55      6.22    0.0048  1,378.80
1844217 320,000.00      6.22    0.0048  1,536.00
1844229 193,000.00      6.22    0.0048  926.4
1844236 75,000.00       6.22    0.0048  360
1844316 600,000.00      6.22    0.0048  2,880.00
1846393 128,475.35      6.22    0.0048  616.68
1847051 296,527.91      6.22    0.0048  1,423.33
1847074 572,109.01      6.22    0.0048  2,746.12
1847078 650,000.00      6.22    0.0048  3,120.00
1847169 240,352.97      6.22    0.0048  1,153.69
1847188 394,291.26      6.22    0.0048  1,892.60
1847208 299,011.67      6.22    0.0048  1,435.26
1847230 339,740.52      6.22    0.0048  1,630.75
1848204 963,142.79      6.22    0.0048  4,623.09
1848230 303,995.20      6.22    0.0048  1,459.18
1848234 338,879.90      6.22    0.0048  1,626.62
1848258 414,629.52      6.22    0.0048  1,990.22
1848279 99,670.56       6.22    0.0048  478.42
1848528 270,000.00      6.22    0.0048  1,296.00
1849894 409,000.00      6.22    0.0048  1,963.20
2696756 337,950.00      6.22    0.0048  1,622.16
2699064 388,715.18      6.22    0.0048  1,865.83
2699067 336,388.14      6.22    0.0048  1,614.66
2699068 535,928.59      6.22    0.0048  2,572.46
2699070 276,087.45      6.22    0.0048  1,325.22
2699071 317,949.08      6.22    0.0048  1,526.16
2699074 268,500.00      6.22    0.0048  1,288.80

        $31,804,609.38          0.017175763032  $546,268.43

                                  EXHIBIT Q

                         FORM OF REQUEST FOR EXCHANGE


                                    [DATE]

BANKERS TRUST COMPANY
3 PARK PLAZA
IRVINE, CALIFORNIA  92614

      RE:   RESIDENTIAL FUNDING MORTGAGE SECURITIES I,
            INC., MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-S29

            RESIDENTIAL FUNDING CORPORATION, AS THE HOLDER OF A ___% PERCENTAGE INTEREST OF THE CLASS A-V[-1] CERTIFICATES, HEREBY REQUESTS THE TRUSTEE TO EXCHANGE THE ABOVE-REFERENCED CERTIFICATES FOR THE SUBCLASSES REFERRED TO BELOW:

            (1) CLASS A-V-_ CERTIFICATES, CORRESPONDING TO THE FOLLOWING UNCERTIFICATED REMIC REGULAR INTERESTS: [LIST NUMBERS CORRESPONDING TO THE RELATED LOANS AND POOL STRIP RATES FROM THE MORTGAGE LOAN SCHEDULE]. THE INITIAL SUBCLASS NOTIONAL AMOUNT AND THE INITIAL PASS-THROUGH RATE ON THE CLASS A-V-_ CERTIFICATES WILL BE $__________ AND ____%, RESPECTIVELY.

            (2)   [REPEAT AS APPROPRIATE.]

            THE SUBCLASSES REQUESTED ABOVE WILL REPRESENT IN THE AGGREGATE ALL OF THE UNCERTIFICATED REMIC REGULAR INTERESTS REPRESENTED BY THE CLASS A-V[-1] CERTIFICATES SURRENDERED FOR EXCHANGE.

            ALL CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, DATED AS OF DECEMBER 1, 1998, AMONG RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., RESIDENTIAL FUNDING CORPORATION AND BANKERS TRUST COMPANY, AS TRUSTEE.

                                    RESIDENTIAL FUNDING CORPORATION


                                    BY:______________________________
                                        NAME:
                                        TITLE: